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                             Important Information
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[John Hancock Logo]

                                                                  March 12, 2007

Dear Shareholder:

I want to share with you the details of an important proxy that is enclosed and requires your action. It is being sent to you because you own one or more of the following funds:

o    John Hancock Patriot Premium Dividend Fund I (NYSE: PDF)
o    John Hancock Patriot Select Dividend Trust (NYSE: DIV)
o    John Hancock Patriot Global Dividend Fund (NYSE: PGD)
o    John Hancock Patriot Preferred Dividend Fund (NYSE: PPF)

Your Board of Trustees approved the reorganization of the four Patriot closed-end funds listed above, on December 5, 2006. The funds will be reorganized into a fifth closed-end fund: John Hancock Patriot Premium Dividend Fund II (NYSE: PDT).

There are a couple of key benefits of the reorganization that I would like you to know about. Shareholders will potentially benefit from Patriot Premium Dividend Fund II's reduced annual operating expenses. In addition, certain fixed administrative costs will be spread across the combined fund's larger asset base, and this is designed to increase the Fund's overall efficiency.

The Patriot Premium Dividend Fund II has a history of providing solid, long-term performance. It seeks high level of current income and modest growth of capital by investing in a diversified portfolio of dividend paying stocks. In addition, the Fund pursues the same or similar investment objective and has similar investment policies as the four funds above. The same seasoned and skilled management team that guides your current fund will guide the Patriot Premium Dividend Fund II. Gregory Phelps has 26 years of experience and Mark Maloney has worked in the industry for 31 years. Both have long and accomplished tenures at John Hancock Funds.

Following the reorganizations, the substantially larger Patriot Premium Dividend Fund II is designed to provide an additional benefit: enhanced market liquidity. This may help reduce the extent of trading discounts that occur in a smaller trading market.

What Happens Next?
It is expected that each fund's reorganization will qualify as a tax-free reorganization for federal income tax purposes. Subject to certain limitations, the funds will bear the reorganization costs. As part of the reorganization, holders of common shares will be issued new common shares of Patriot Premium Dividend Fund II. Please note that the total net asset value of these new shares will equal the net asset value of your shares prior to the reorganization, although the number of shares may be different. If you are a holder of preferred shares of a fund, you will receive newly-issued preferred shares of Patriot Premium Dividend Fund II, the aggregate liquidation preference of which will equal the aggregate liquidation preference of the preferred shares you held immediately prior to the reorganization. If shareholders approve the reorganizations, and certain conditions are met, the reorganizations are expected to occur in the Spring of 2007.

Your Vote Matters
You will be asked to approve these changes and your vote matters. No matter how large or small your Fund holdings, your vote is extremely important. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone by calling 1-866-540-5760; via mail by returning the enclosed voting card or via the Internet by visiting http://www.proxyvoting.com/ (ticker symbol of the fund) and selecting the shareholder entryway.

I am confident that the proposed change will help us better serve you and all of the funds' shareholders. If you have questions, please call a John Hancock service representative at (800) 843-0090 between 8:30 A.M. and 7:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.


                                           Sincerely,

                                           /s/ Keith F. Hartstein

                                           Keith F. Hartstein
                                           President and Chief Executive Officer


John Hancock Funds, 601 Congress Street, Boston, MA 02210

IMPORTANT NOTICE

TO SHAREHOLDERS OF
JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND AND
JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
(each, a "Fund")

QUESTIONS & ANSWERS

Although we recommend that you read the complete Joint Proxy Statement/ Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.

APPROVAL OF REORGANIZATIONS OF THE ACQUIRED FUNDS AND ISSUANCE OF ADDITIONAL COMMON AND PREFERRED SHARES

Q: WHAT IS BEING PROPOSED AT THE SHAREHOLDER MEETING?
A: Shareholders of John Hancock Patriot Premium Dividend Fund I, John Hancock Patriot Select Dividend Trust, John Hancock Patriot Global Dividend Fund and John Hancock Patriot Preferred Dividend Fund: You are being asked to vote on a reorganization (each a "Reorganization" and collectively the "Reorganizations") of your Fund (each such Fund being referred to herein as an "Acquired Fund" and together as the "Acquired Funds") into John Hancock Patriot Premium Dividend Fund II (the "Acquiring Fund"), a closed-end fund that pursues the same or a substantially similar investment objective, has similar investment policies and is managed by the same investment advisory personnel as the Acquired Funds.

Common Shareholders of John Hancock Patriot Premium Dividend Fund II: You are being asked to vote on the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations.

Holders of Preferred Shares of John Hancock Patriot Premium Dividend Fund II:
You are being asked to vote on the issuance of additional series of preferred shares of the Acquiring Fund in connection with the Reorganizations.

Q: WHY IS EACH REORGANIZATION BEING RECOMMENDED?
A: The Board of Trustees of each Fund has determined that each Reorganization will benefit common shareholders of the respective Acquired Fund and the Acquiring Fund. The Acquired Funds and the Acquiring Fund are similar. Each Fund (other than the John Hancock Patriot Preferred Dividend Fund) seeks to provide a high level of current income, consistent with modest growth of capital for holders of its common shares. John Hancock Patriot Preferred Dividend Fund seeks to provide a high level of current income, consistent with preservation of capital. Each Fund is managed by the same investment advisory personnel. After the Reorganizations, it is anticipated that common shareholders of each Fund will experience a reduced annual operating expense ratio, as certain fixed administrative costs will be spread across the combined fund's larger asset base. It is not anticipated that the Reorganizations will directly benefit preferred shareholders of the Funds; however, the Reorganizations will not adversely affect preferred shareholders and none of the expenses of the Reorganizations will be borne by preferred shareholders of the Acquiring Fund. The Joint Proxy Statement/Prospectus contains further details on the additional reasons that the Reorganizations are being recommended by the Board of Trustees of each Fund.

Q: HOW WILL THE REORGANIZATIONS AFFECT ME?
A: Assuming shareholders approve the Reorganizations of the Acquired Funds and shareholders of the Acquiring Fund approve the issuance of additional common shares and preferred shares of the Acquiring Fund, the assets and liabilities of the Acquired Funds will be combined with those of the Acquiring Fund and the Acquired Funds will dissolve.

Shareholders of the Acquired Funds: You will become a shareholder of the Acquiring Fund. If you are a holder of common shares of an Acquired Fund, you will receive newly-issued common shares of the Acquiring Fund, the aggregate net asset value of which will equal the aggregate net asset value of the common shares you held immediately prior to the Reorganization, less the costs of the Reorganization (though you may receive cash for fractional shares). Of course, the Acquiring Fund Common Shares received by common shareholders of an Acquired Fund may trade on the New York Stock Exchange ("NYSE") at a discount from net asset value, which might be greater or less than the trading discount of common shares of an Acquired Fund at the time of the relevant closing of the Reorganization. If you are a holder of preferred shares of an Acquired Fund, you will receive newly-issued preferred shares of the Acquiring Fund, the aggregate liquidation preference of which will equal the aggregate liquidation preference of the preferred shares you held immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the Dutch Auction Rate Transferable Securities preferred shares of the Acquiring Fund ("Acquiring Fund DARTS") received in the Reorganization will be the same as that of the preferred shares held immediately prior to the Reorganization. The closings of the Reorganizations are conditioned upon the Acquiring Fund DARTS receiving a rating of "AA" from Standard & Poor's Rating Group and "aa2" from Moody's Investors Service, Inc.

Shareholders of the Acquiring Fund: You will remain a shareholder of the Acquiring Fund.

Q: WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATIONS?
A: You will pay no sales loads or commissions in connection with the Reorganizations. However, if the Reorganizations are completed, the costs associated with the Reorganizations will be borne by common shareholders of the Acquired Funds and the Acquiring Fund in proportion to and up to the amount of their first year's projected annual expense savings as a result of the Reorganizations. John Hancock Advisers, LLC, the adviser to each of the Funds, will bear the balance of the Reorganization costs.

Q: WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATIONS?
A: Each of the Reorganizations is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganizations so qualify, in general, shareholders of the Acquired Funds will recognize no gain or loss upon the receipt solely of shares of the Acquiring Fund in connection with the Reorganizations. Additionally, the Acquired Funds will recognize no gain or loss as a result of the transfer of all of their assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.

Q: WHAT HAPPENS IF SHAREHOLDERS OF ONE ACQUIRED FUND DO NOT APPROVE ITS REORGANIZATION BUT SHAREHOLDERS OF ANOTHER ACQUIRED FUND DO APPROVE ITS REORGANIZATION?
A: An unfavorable vote on a proposed Reorganization by the shareholders of one Acquired Fund will not affect the implementation of a Reorganization by another Acquired Fund, if such Reorganization is approved by the shareholders of such Acquired Fund and the issuance of additional common shares and preferred shares is approved by the shareholders of the Acquiring Fund.

Q: WHY IS THE VOTE OF SHAREHOLDERS OF THE ACQUIRING FUND BEING SOLICITED?
A: Although the Acquiring Fund will continue its legal existence and operations after the Reorganizations, the rules of the NYSE (on which the Acquiring Fund's common shares are listed) require the Acquiring Fund's common shareholders to approve the issuance of additional common shares in connection with the Reorganizations. In addition, the By-Laws of the Acquiring Fund require the affirmative vote of the holders of the outstanding preferred shares to issue any additional series of preferred shares.

If the issuance of additional common shares or preferred shares of the Acquiring Fund is not approved, none of the Reorganizations will occur.

Q: HOW DOES THE BOARD OF TRUSTEES OF MY FUND SUGGEST THAT I VOTE?
A: After careful consideration, the Board of Trustees of your Fund recommends that you vote "FOR" the item proposed for your Fund.

ELECTION OF TRUSTEES

Q: WHY AM I BEING ASKED TO VOTE FOR BOARD MEMBERS?
A: The rules of the NYSE require all registered companies to hold an annual shareholder meeting and elect board members. The shareholders of each Fund are being asked to elect Trustees on the Board of Trustees to serve until their respective successors are duly elected and qualified. Each Board of Trustees is divided into three staggered term classes containing three Trustees. The term of one class expires each year and no term continues for more than three years after the applicable election.

GENERAL

Q: HOW DO I VOTE MY PROXY?
A: You may vote one of three ways: via telephone by calling the phone number on your proxy card, via mail by returning the enclosed voting card or via the Internet by visiting www.jhfunds.com and selecting the shareholder entryway.

Q: WHO DO I CONTACT FOR FURTHER INFORMATION?
A: You can contact your financial adviser for further information. You may also contact a John Hancock Funds Customer Service Representative at (800) 843-0090 between 8:30 A.M. and 7:00 P.M. Eastern Time.

JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
(each, a "Fund")

Notice of Annual Meeting of Shareholders
TO BE HELD APRIL 23, 2007

This is the formal agenda for your Fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting in case you want to attend in person.

To the shareholders of each Fund:

A joint shareholder meeting for your Fund(s) will be held at 601 Congress Street, Boston, Massachusetts, on April 23, 2007, at 9:00 A.M., Eastern Time, to consider the following:

1. For common shareholders of John Hancock Patriot Premium Dividend Fund II (the "Acquiring Fund"), a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with each Agreement and Plan of Reorganization. The Board of Trustees of the Acquiring Fund recommends that you vote FOR this proposal.

2. For holders of Dutch Auction Rate Transferable Securities preferred shares ("DARTS"), Series A and DARTS, Series B, of the Acquiring Fund, a proposal to approve the issuance of additional series of DARTS in connection with each Agreement and Plan of Reorganization. The Board of Trustees of the Acquiring Fund recommends that you vote FOR this proposal.

3. For shareholders of John Hancock Patriot Premium Dividend Fund I ("Premium Dividend Fund I"), a proposal to approve an Agreement and Plan of Reorganization between Premium Dividend Fund I and the Acquiring Fund, the termination of Premium Dividend Fund I's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of Premium Dividend Fund I under applicable state law. Under this Agreement, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of Premium Dividend Fund I in exchange for an equal aggregate value of newly-issued common shares of beneficial interest of the Acquiring Fund, with no par value ("Acquiring Fund Common Shares"), and newly-issued DARTS with no par value and a liquidation preference of $100,000 per share ("Acquiring Fund DARTS"). Your Fund will distribute Acquiring Fund Common Shares to common shareholders of your Fund and Acquiring Fund DARTS to DARTS shareholders of your Fund and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received will equal the aggregate net asset value of your common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund DARTS received in the Reorganization will equal the aggregate liquidation preference of DARTS of your Fund held immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the Acquiring Fund DARTS received in the Reorganization will be the same as that of the preferred shares held immediately prior to the Reorganization. The Acquiring Fund DARTS are expected to receive a rating of "AA" from Standard & Poor's Rating Group and "aa2" from Moody's Investors Service, Inc. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus. The Board of Trustees of Premium Dividend Fund I recommends that you vote FOR this proposal.

4. For shareholders of John Hancock Patriot Select Dividend Trust ("Select Dividend Trust"), a proposal to approve an Agreement and Plan of Reorganization between Select Dividend Trust and the Acquiring Fund, the termination of Select Dividend Trust's registration under the 1940 Act and the dissolution of Select Dividend Trust under applicable state law. Under this Agreement, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of Select Dividend Trust in exchange for an equal aggregate value of newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund DARTS. Your Fund will distribute Acquiring Fund Common Shares to common shareholders of your Fund and Acquiring Fund DARTS to holders of Auction Market Preferred Shares ("AMPS") of your Fund and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received will equal the aggregate net asset value of your common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund DARTS received in the Reorganization will equal the aggregate liquidation preference of AMPS of your Fund held immediately prior the Reorganization. The auction dates, rate period and dividend payment dates of the Acquiring Fund DARTS received in the Reorganization will be the same as that of the preferred shares held immediately prior to the Reorganization. In addition, the ratings expected to be received by the Acquiring Fund DARTS are the same as the ratings received by the DARTS of your Fund. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus. The Board of Trustees of Select Dividend Trust recommends that you vote FOR this proposal.

5. For shareholders of John Hancock Patriot Global Dividend Fund ("Global Dividend Fund"), a proposal to approve an Agreement and Plan of Reorganization between Global Dividend Fund and the Acquiring Fund, the termination of Global Dividend Fund's registration under the 1940 Act and the dissolution of Global Dividend Fund under applicable state law. Under this Agreement, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of Global Dividend Fund in exchange for an equal aggregate value of newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund DARTS. Your Fund will distribute Acquiring Fund Common Shares to common shareholders of your Fund and Acquiring Fund DARTS to holders of DARTS of your Fund and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received will equal the aggregate net asset value of your common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund DARTS received in the Reorganization will equal the aggregate liquidation preference of DARTS of your Fund held immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the Acquiring Fund DARTS received in the Reorganization will be the same as that of the preferred shares held immediately prior to the Reorganization. In addition, the ratings expected to be received by the Acquiring Fund DARTS are the same as the ratings received by the DARTS of your Fund. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus. The Board of Trustees of Global Dividend Fund recommends that you vote FOR this proposal.

6. For shareholders of the John Hancock Patriot Preferred Dividend Fund ("Preferred Dividend Fund"), a proposal to approve an Agreement and Plan of Reorganization between Preferred Dividend Fund and the Acquiring Fund, the termination of Preferred Dividend Fund's registration under the 1940 Act and the dissolution of Preferred Dividend Fund under applicable state law. Under this Agreement, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of Preferred Dividend Fund in exchange for an equal aggregate value of newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund DARTS. Your Fund will distribute Acquiring Fund Common Shares to common shareholders of your Fund and Acquiring Fund DARTS to holders of Auction Rate Preferred Shares ("ARPS") of your Fund and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received will equal the aggregate net asset value of your common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund DARTS received in the Reorganization will equal the aggregate liquidation preference of ARPS of your Fund held immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the Acquiring Fund DARTS received in the Reorganization will be the same as that of the preferred shares held immediately prior to the Reorganization. The Acquiring Fund DARTS are expected to receive a rating of "AA" from Standard & Poor's Rating Group and "aa2" from Moody's Investors Service, Inc. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus. The Board of Trustees of Preferred Dividend Fund recommends that you vote FOR this proposal.

7. For shareholders of each Fund to elect Trustees to serve until their respective successors are duly elected and qualified. Common shareholders of each Fund may elect two Trustees and preferred shareholders of each Fund may elect one Trustee. The Board of Trustees of each Fund recommends that you vote FOR this proposal.

8.   Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on February 12, 2007, are entitled to vote at the meeting or any adjournment thereof.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, it may result in additional shareholder solicitation.

                                              By order of the Board of Trustees,


                                              Thomas M. Kinzler
                                              Secretary

March 12, 2007

PROXY STATEMENT of

John Hancock Patriot Premium Dividend Fund II
("Premium Dividend Fund II" or the "Acquiring Fund")

PROXY STATEMENT of
John Hancock Patriot Premium Dividend Fund I ("Premium Dividend Fund I") John Hancock Patriot Select Dividend Trust ("Select Dividend Trust") John Hancock Patriot Global Dividend Fund ("Global Dividend Fund")
John Hancock Patriot Preferred Dividend Fund ("Preferred Dividend Fund") (each, an "Acquired Fund")

PROSPECTUS for
Common Shares,
Dutch Auction Rate Transferable Securities preferred shares ("DARTS"), Series C; DARTS, Series D; DARTS, Series E; and DARTS, Series F of Premium Dividend Fund II

                                     * * *

ELECTION OF TRUSTEES of
the Acquiring Fund and the Acquired Funds (each, a "Fund")

The address of each of the Funds is 601 Congress Street, Boston, Massachusetts 02210 and the telephone number of each of the Funds is (800) 843-0090.

                               *  *  *  *  *  *

This Joint Proxy Statement and Prospectus contains the information shareholders should know before voting on the proposed reorganization (the "Reorganization"). Please read it carefully and retain it for future reference.


                          Shareholders Entitled to Vote

Proposal 1(a)   Premium Dividend Fund II common shareholders
Proposal 1(b)   Holders of DARTS, Series A and Series B of Premium Dividend Fund II
Proposal 2      Acquired Fund shareholders
Proposal 3      Shareholders of each Fund

How the Reorganization Will Work

     o Each Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume each Acquired Fund's liabilities.

     o The Acquiring Fund will issue newly-issued common shares of beneficial interest of the Acquiring Fund, with no par value ("Acquiring Fund Common Shares"), in an amount equal to the value of each Acquired Fund's net assets attributable to its common shares. These shares will be distributed to each Acquired Fund's common shareholders in proportion to their holdings immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares).

     o The Acquiring Fund will issue an additional series of preferred shares ("Acquiring Fund DARTS, Series C") with no par value and a liquidation preference of $100,000 per share to Premium Dividend Fund I. The additional series of preferred shares is expected to be designated as "Series C," but will be designated in the order that such series is issued by the Acquiring Fund. The aggregate liquidation preference of Acquiring Fund DARTS, Series C received in the Reorganization will equal the aggregate liquidation preference of DARTS, Series A of Premium Dividend Fund I held immediately prior to the Reorganization. The Acquiring Fund DARTS, Series C will be distributed to Premium Dividend Fund I's holders of DARTS, Series A in proportion to their holdings immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the Acquiring Fund DARTS received in the Reorganization will be the same as that of the preferred shares held immediately prior to the Reorganization.

     o The Acquiring Fund will issue an additional series of preferred shares ("Acquiring Fund DARTS, Series D") with no par value and a liquidation preference of $100,000 per share to Select Dividend Trust. The additional series of preferred shares is expected to be designated as "Series D," but will be designated in the order that such series is issued by the Acquiring Fund. The aggregate liquidation preference of Acquiring Fund DARTS, Series D received in the Reorganization will equal the aggregate liquidation preference of Auction Market Preferred Shares Series A of Select Dividend Trust held immediately prior to the Reorganization. The Acquiring Fund DARTS, Series D will be distributed to holders of Auction Market Preferred Shares ("AMPS"), Series A of Select Dividend Trust in proportion to their holdings immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the Acquiring Fund DARTS received in the Reorganization will be the same as that of the preferred shares held immediately prior to the Reorganization.

     o The Acquiring Fund will issue an additional series of preferred shares ("Acquiring Fund DARTS, Series E") with no par value and a liquidation preference of $100,000 per share to Preferred Dividend Fund. The additional series of preferred shares is expected to be designated as "Series E," but will be designated in the order that such series is issued by the Acquiring Fund. The aggregate liquidation preference of Acquiring Fund DARTS, Series E received in the Reorganization will equal the aggregate liquidation preference of Auction Rate Preferred Shares of Preferred Dividend Fund held immediately prior to the Reorganization. The Acquiring Fund DARTS, Series E will be distributed to holders of Auction Rate Preferred Shares ("ARPS") of Preferred Dividend Fund in proportion to their holdings immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the Acquiring Fund DARTS received in the Reorganization will be the same as that of the preferred shares held immediately prior to the Reorganization.

     o The Acquiring Fund will issue an additional series of preferred shares ("Acquiring Fund DARTS, Series F") with no par value and a liquidation preference of $100,000 per share to Global Dividend Fund. The additional series of preferred shares is expected to be designated as "Series F," but will be designated in the order that such series is issued by the Acquiring Fund. The aggregate liquidation preference of Acquiring Fund DARTS, Series F received in the Reorganization will equal the aggregate liquidation preference of DARTS of Global Dividend Fund held immediately prior to the Reorganization. The Acquiring Fund DARTS, Series F will be distributed to holders of DARTS of Global Dividend Fund in proportion to their holdings immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the Acquiring Fund DARTS received in the Reorganization will be the same as that of the preferred shares held immediately prior to the Reorganization.

     o The Acquiring Fund's Declaration of Trust and By-Laws will be amended upon approval of the issuance of additional series of preferred shares to reflect such series that are created.

     o Each Acquired Fund will be terminated and Acquired Fund shareholders will become shareholders of the Acquiring Fund.

     o The Reorganization of each Fund is conditioned upon the approval of its shareholders. However, the Reorganization of a specific Acquired Fund will proceed even if one or more of the other Reorganizations are not approved provided that such Reorganization is approved by the Acquired Fund's shareholders and the issuance of additional common shares and preferred shares is approved by the shareholders of the Acquiring Fund. In the event the Acquiring Fund common shareholders or preferred shareholders do not approve the issuance of additional common shares or additional series of DARTS of the Acquiring Fund, then all of the Funds will continue to exist and the respective Board of Trustees of each Fund (each a "Board") will consider what additional action, if any, to take.

     o Each Reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund.

Rationale for the Reorganization
The Board of your Fund believes that reorganizing your Fund into Premium Dividend Fund II, a fund with similar investment policies, and having a combined portfolio with greater assets offer you potential benefits. These potential benefits and considerations include:

o Following the Reorganizations, the substantially larger trading market in common shares of the Acquiring Fund, as compared to that of each Acquired Fund prior to the Reorganizations, may provide for enhanced market liquidity which may reduce the extent of trading discounts that would be experienced in a substantially smaller trading market under otherwise similar circumstances. Trading discounts can result from many different factors and there is no assurance that a larger trading market for common shares will have the effect of reducing trading discounts.

o The Reorganization would permit each Acquired Fund's shareholders to pursue similar investment goals in a larger fund. Each Acquired Fund (other than Preferred Dividend Fund) focuses on dividend-paying preferred and common stocks and, in the case of Preferred Dividend Fund, preferred stocks. The greater asset size of the combined fund may allow it, relative to each Acquired Fund, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings.

o Select Dividend Trust, Global Dividend Fund and Preferred Dividend Fund will benefit from a reduction in their administration fee (i.e., from 0.15% to 0.10%). Premium Dividend Fund I's administration fee will remain the same at 0.10%. As a result of the Reorganization, shareholders of the Acquired Funds will experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay. Shareholders of each Acquired Fund other than Select Dividend Trust will also experience lower combined total expenses and dividend payments on preferred shares as a result of the Reorganizations. Shareholders of Select Dividend Trust will experience somewhat higher combined total expenses and dividend payments on preferred shares as a result of a higher dividend rate on preferred shares borne by common shareholders. This higher historical dividend rate reflects the more recent dividend reset by the Acquiring Fund, which reflects recent increases in short-term interest rates.

o The annual effective rate of the combined fund's management fee is expected to be slightly lower than the management fee rate of Select Dividend Trust, Global Dividend Fund and Preferred Dividend Fund and, for Premium Dividend Fund I, the management fee rate is expected to slightly increase.

o The Acquiring Fund has performed better than the other Funds for one-, three- and ten-year periods. While past performance cannot predict future results, the Trustees believe there are no reasons why the Acquiring Fund will not continue to generate strong returns.

o A combined fund offers economies of scale that may lead to lower per share expenses. Each Fund incurs NYSE listing fees, printing fees, costs for legal, auditing, custodial and administrative services, and miscellaneous fees. Many of these expenses are duplicative and there may be an opportunity to reduce each Acquired Fund's expense ratio over time because of the economies of scale if the Funds are combined.

o On the closing date of the Reorganization with respect to each Acquired Fund, the Reorganization will result in the exchange of shares between the Acquiring Fund and each Acquired Fund which will be based on their relative NAVs (i.e., the Acquired Funds will get their NAV's worth of the Acquiring Fund's common shares). However, the Acquiring Fund Common Shares received in the Reorganizations may trade at a market discount from NAV following the Reorganizations so that an Acquired Fund common shareholder is not able to sell these shares for the NAV received.

Therefore, the Board of your Fund recommends that you vote FOR the Reorganization of your Fund into Premium Dividend Fund II. For further information, please see the individual description of the proposal affecting your Fund contained in the Joint Proxy Statement/Prospectus.

Who Bears the Expenses Associated with the Reorganizations
If the Reorganizations are completed, the costs associated with the Reorganizations will be borne by common shareholders of the Acquired Funds and the Acquiring Fund in proportion to and up to the amount of their first year's projected annual expense savings as a result of the Reorganizations. John Hancock Advisers, LLC, the adviser to each of the Funds (the "Adviser"), will bear the balance of the direct costs of the Reorganizations. In the event a Reorganization is not completed, the costs associated with such Reorganization will be borne by the Acquiring Fund and the remaining Acquired Funds whose shareholders have approved their respective Reorganizations.


Who is Eligible to Vote
Shareholders of record on February 12, 2007, are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted for all proposals including those relating to the Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The common shares of the Acquiring Fund are listed on the New York Stock Exchange ("NYSE") under the ticker symbol "PDT" and will continue to be so listed subsequent to the Reorganizations. The common shares of Premium Dividend Fund I, Select Dividend Trust, Global Dividend Fund and Preferred Dividend Fund are listed on the NYSE under the ticker symbols "PDF," "DIV," "PGD" and "PPF," respectively. This Reorganization is conditioned upon the Acquiring Fund DARTS receiving a rating of "AA" from Standard & Poor's Rating Group ("S&P") and "aa2" from Moody's Investors Service, Inc. ("Moody's") (each, a "Rating Agency"). Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.


Where to Get More Information
Premium Dividend Fund II's annual report to shareholders       In the same envelope as this Joint Proxy Statement/Prospectus.
dated October 31, 2006                                         This report is incorporated by reference into (and therefore legally part of) this Joint Proxy Statement and Prospectus.
Premium Dividend Fund I's annual report to shareholders
dated September 30, 2006

Select Dividend Trust's annual report to shareholders dated
June 30, 2006 and semi-annual report to shareholders dated
December 31, 2006                                              On file with the SEC or available at no charge by calling our toll free number: 1-800-843-0090. These documents are incorporated
Global Dividend Fund's annual report to shareholders dated     by reference into (and therefore legally part of) this Joint
July 31, 2006                                                  Proxy Statement/Prospectus.

Preferred Dividend Fund's annual report to shareholders dated May 31, 2006 and semi-annual report to shareholders dated November 30, 2006

A Statement of Additional Information dated March 12,
2007, which relates to this Joint Proxy Statement/Prospectus and the Reorganizations, and contains additional information about the Acquired Funds and the Acquiring Fund

To ask questions about this Joint Proxy                        Call our toll-free telephone number: 1-800-843-0090.
Statement/Prospectus

     The date of this Joint Proxy Statement/Prospectus is March 12, 2007.

TABLE OF CONTENTS

                                                                                           Page
                                                                                           -----
INTRODUCTION .............................................................................   1
SUMMARY ..................................................................................   1
RISK FACTORS AND SPECIAL CONSIDERATIONS ..................................................   5
PROPOSAL 1(a): ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES .......................  11
PROPOSAL 1(b): ISSUANCE OF ADDITIONAL ACQUIRING FUND DARTS ...............................  11
PROPOSAL 2: REORGANIZATIONS OF THE ACQUIRED FUNDS ........................................  12
  Comparison of the Funds: Investment Objectives and Policies ............................  14
     Comparison of Premium Dividend Fund I to Premium Dividend Fund II ...................  14
     Comparison of Select Dividend Trust to Premium Dividend Fund II .....................  18
     Comparison of Global Dividend Fund to Premium Dividend Fund II ......................  22
     Comparison of Preferred Dividend Fund to Premium Dividend Fund II ...................  31
  Fee, Expense and Distributions on Preferred Shares Table for Common Shareholders
     of the Funds                                                                 ........  38
  Additional Information About Common Shares of the Funds ................................  52
     General .............................................................................  52
     Outstanding Securities ..............................................................  52
     Purchase and Sale ...................................................................  53
     Common Share Price Data .............................................................  53
     Share Repurchases ...................................................................  55
     Dividends and Distributions .........................................................  57
     Dividend Reinvestment Plan ..........................................................  58
  Additional Information About Preferred Shares of the Funds .............................  59
     General .............................................................................  59
     Series ..............................................................................  59
     Outstanding Securities ..............................................................  60
     Purchase and Sale ...................................................................  61
     Broker-Dealers ......................................................................  61
     Dividends and Distributions .........................................................  61
     Dividend Rates ......................................................................  64
     Ratings .............................................................................  64
     Redemptions .........................................................................  65
     Liquidation Rights ..................................................................  66
     Additional Information ..............................................................  66
  U.S. Federal Income Tax Matters ........................................................  66
  Governing Law ..........................................................................  71
  Certain Provisions of the Declarations of Trust ........................................  72
  Conversion to Open-End Funds ...........................................................  73
  Voting Rights ..........................................................................  73
  Past Performance of Each Fund ..........................................................  75
  Financial Highlights ...................................................................  76
  Proposal to Approve the Agreement and Plan of Reorganization ...........................  81
     Description of the Reorganizations ..................................................  81
     Reasons for the Proposed Reorganizations ............................................  82
     Comparative Fees and Expense Ratios .................................................  83
     Comparative Performance .............................................................  83
  Board's Evaluation and Recommendation ..................................................  83
  Further Information on the Reorganizations .............................................  83
     Tax Status of the Reorganizations ...................................................  83
     Additional Terms of the Agreement and Plan of Reorganization ........................  84
     Payment of Undistributed Income in Advance of Reorganizations .......................  85
  Capitalization .........................................................................  86
  Management of the Funds ................................................................  88
     Trustees and Officers ...............................................................  88
     The Adviser, Subadviser and Administrator ...........................................  88
     Compensation and Expenses ...........................................................  89

     Duration and Termination; Non-Exclusive Services ....................................  89
     Portfolio Management ................................................................  89
     Portfolio Transactions with Affiliates ..............................................  90
     Other Service Providers .............................................................  90
PROPOSAL 3: ELECTION OF TRUSTEES .........................................................  90
  Information Concerning Trustees ........................................................  92
  Executive Officers .....................................................................  94
  Trustee Ownership ......................................................................  96
  Compliance with Section 16(a) Reporting Requirements ...................................  97
  Remuneration of Trustees and Officers ..................................................  97
  Material Relationships of the Independent Trustees .....................................  98
  Independent Public Accountants .........................................................  98
  Additional Information .................................................................  99
  Legal Proceedings ......................................................................  99
VOTING INFORMATION AND REQUIRED VOTE ..................................................... 100
INFORMATION CONCERNING THE MEETING ....................................................... 101
  Expenses and Methods of Solicitation ................................................... 101
  Revoking Proxies ....................................................................... 101
  Outstanding Shares and Quorum .......................................................... 101
  Other Business ......................................................................... 102
  Adjournments ........................................................................... 102
  Telephone Voting ....................................................................... 102
  Internet Voting ........................................................................ 102
  Shareholders' Proposals ................................................................ 103
OWNERSHIP OF SHARES OF THE FUNDS ......................................................... 103
EXPERTS .................................................................................. 104
AVAILABLE INFORMATION .................................................................... 104

EXHIBIT A -- Form of Agreement and Plan of Reorganization ................................ A-1

INTRODUCTION

This Joint Proxy Statement/Prospectus is being used by each Fund's Board to solicit proxies to be voted at the annual meeting of each Acquired Fund's shareholders and the Acquiring Fund's shareholders. This meeting will be held at 601 Congress Street, Boston, Massachusetts, on April 23, 2007, at 9:00 A.M., Eastern Time. At the meeting, the Acquired Funds will consider proposals to approve Agreements and Plans of Reorganization providing for the Reorganization of the Acquired Funds into the Acquiring Fund and Acquiring Fund shareholders will consider proposals to approve the issuance of additional common shares and DARTS of the Acquiring Fund. In addition, all shareholders will consider a proposal to elect Trustees to each Fund's Board of Trustees. This Joint Proxy Statement/Prospectus is being mailed to your Fund's shareholders on or about March 12, 2007.

For each proposal, this Joint Proxy Statement/Prospectus includes information that is specific to that proposal. A comparison summary is provided with respect to each proposal related to the Reorganization. You should read carefully the sections of the proxy statement related specifically to your Fund(s), the information relevant to all proposals, as well as Exhibit A and the enclosed materials, because they contain details that are not in the summary.


Who is Eligible to Vote?
Fund shareholders of record on February 12, 2007, are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted for all proposals including those relating to the Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.


SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/ Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.


PROPOSAL 1(a): ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES
In connection with each proposed Reorganization described under "Proposal 2:
Reorganization of the Acquired Funds," the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Acquired Fund in exchange for newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund DARTS. The Reorganizations will result in no reduction of the net asset value ("NAV") of the Acquiring Fund Common Shares. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund's Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares. In particular, the Acquiring Fund's Board believes, based on data presented by the Adviser, that the Acquiring Fund will experience a reduced annual operating expense ratio as a result of the Reorganizations.

The Acquiring Fund's Board requests that common shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares at the annual meeting to be held on April 23, 2007. Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the matter. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations, it is expected that the closing date of each Acquired Fund will be on the relevant dividend payment date immediately following the shareholders' meeting. The closing date of each proposed Reorganization will differ and the additional Acquiring Fund Common Shares will be issued on different closing dates.

The Acquiring Fund's Board recommends that you vote FOR the issuance of additional Acquiring Fund Common Shares in connection with the Reorganizations.

PROPOSAL 1(b): ISSUANCE OF ADDITIONAL ACQUIRING FUND DARTS
In connection with each proposed Reorganization described under "Proposal 2:
Reorganization of the Acquired Funds," the Acquiring Fund will issue additional series of Acquiring Fund DARTS. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Acquired Fund in exchange for newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund DARTS. It is not anticipated that the Reorganizations will directly benefit holders of DARTS of the Acquiring Fund; however, the Reorganizations will not adversely affect preferred shareholders and none of the expenses of the Reorganizations will be borne by preferred shareholders of the Acquiring Fund. In addition, no gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund DARTS will rank pari passu with the liquidation preference of the preferred shares of the Acquired Funds.

The Acquiring Fund's Board requests that holders of DARTS, Series A and DARTS, Series B of the Acquiring Fund approve the issuance of additional series of Acquiring Fund DARTS at the annual meeting to be held on April 23, 2007. Shareholder approval of the issuance of additional series of Acquiring Fund DARTS requires the affirmative vote of at least a majority of the shares of the DARTS then outstanding, voting separately as a class. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations, it is expected that the closing date of each Acquired Fund will be on the relevant dividend payment date immediately following the shareholders' meeting. The closing date of each proposed Reorganization will differ, and the additional Acquiring Fund DARTS will be issued on different closing dates. Upon approval of the issuance of additional series of preferred shares, the Acquiring Fund's Declaration of Trust and By-Laws will be amended to reflect such series that are created.

The Acquiring Fund's Board recommends that you vote FOR the issuance of additional Acquiring Fund DARTS in connection with the Reorganizations.


PROPOSAL 2: REORGANIZATIONS OF THE ACQUIRED FUNDS
The Proposed Reorganizations. The Board of each Fund, including the Trustees who are not "interested persons" of each Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has unanimously approved each Agreement and Plan of Reorganization. If: (i) the shareholders of an Acquired Fund approve their Agreement and Plan of Reorganization; (ii) the common shareholders of the Acquiring Fund approve the issuance of Acquiring Fund Common Shares (see Proposal 1(a): Issuance of Additional Acquiring Fund Common Shares); and (iii) the holders of DARTS, Series A and DARTS, Series B approve the issuance of Acquiring Fund DARTS (see Proposal 1(b): Issuance of Additional Acquiring Fund DARTS), then Acquiring Fund Common Shares and Acquiring Fund DARTS will be issued to the common shareholders and preferred shareholders of each Acquired Fund, respectively, in exchange for substantially all of the assets of the Acquired Fund and the assumption of substantially all of the liabilities of the Acquired Fund. Each Acquired Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate NAV of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate NAV of Acquired Fund common held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund DARTS received in the Reorganization will equal the aggregate liquidation preference of Acquired Fund preferred shares held immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the Acquiring Fund DARTS received in the Reorganization will be the same as that of the preferred shares held immediately prior to the Reorganization. The ratings expected to be received by the Acquiring Fund DARTS are "AA" from S&P and "aa2" from Moody's.

Summary of Fund Comparisons
Preferred Shares Designations. The preferred shares of the Acquiring Fund, Premium Dividend Fund I and Global Dividend Fund are designated as "Dutch Auction Rate Transferable Securities" ("DARTS"); the preferred shares of Select Dividend Trust are designated as "Auction Market Preferred Shares" ("AMPS"); and the preferred shares of Preferred Dividend Fund are designated as "Auction Rate Preferred Shares" ("ARPS"). Although the preferred shares of Select Dividend Trust and Preferred Dividend Fund differ in name from those of the other Funds, there are no material differences in the securities offered by these Funds. Only the Acquiring Fund offers two share classes, Series A and Series B. Although each preferred share class is treated individually for the purpose of assessing shareholder rights and dividends, they enjoy the same shareholder rights and dividend related provisions.

Investment Objectives and Policies. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. The investment objective of each Fund is similar. The Acquiring Fund, Premium Dividend Fund I, Select Dividend Trust and Global Dividend Fund each seeks to provide common shareholders with a high level of current income which, in the case of Premium Dividend Fund I, qualifies for the dividends received deduction then allowed to corporations under Section 243(a)(1) of the Internal Revenue Code of 1986, as amended

(the "Code") (the "Dividends Received Deduction"), consistent with modest growth of capital. Preferred Dividend Fund seeks to provide common shareholders with a high level of current income, consistent with preservation of capital. Each Fund invests at least 80% of its assets in dividend-paying securities (dividend-paying preferred stocks, in the case of Preferred Dividend Fund) and emphasizes investments in securities of companies in the utilities industries, although the minimum percentage of assets dedicated to these types of investments may differ. The quality of ratings of each Fund's portfolio investments stipulates that preferred stocks and debt obligations in which the Fund will invest will be investment grade at least "BBB" by S&P or "Baa" by Moody's at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. Each Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

Although the investment objective of each Fund is similar, their investment policies and risks are different, particularly with respect to the Global Dividend Fund and Preferred Dividend Fund. Under normal market conditions, Global Dividend Fund invests at least 65% of its total assets in securities of issuers located in three or more countries, including the United States, with no more than 25% of the Fund's total assets in securities of issuers located in any single country other than the United States. Although the Acquiring Fund is not restricted from investing in foreign securities, the Acquiring Fund will likely not concentrate its investments in foreign issuers. In addition, whereas the Acquiring Fund invests at least 80% of its net assets in dividend paying preferred and common stocks, Preferred Dividend Fund invests at least 80% of its assets in dividend paying preferred securities. Finally, whereas the Acquiring Fund, Premium Dividend Fund I and Select Dividend Fund normally invest more than 65% of their total assets in securities of companies in the utilities industry, Global Dividend Fund invests at least 25% of its total assets in such securities and also invests a portion of its assets (although less than 25% of its total assets) in securities issued by companies in the banking industry. Preferred Dividend Fund emphasizes investments in preferred stocks issued by corporations in the financial services and utilities sectors, as well as other regulated industries, but does not invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in these or any other industries.

Each of the Acquiring Fund, Premium Dividend Fund I and Select Dividend Trust operates so that dividends paid qualify in their entirety for the Dividends Received Deduction and each Fund does not intend to realize any net capital gains, but there can be no assurance that this result will be achieved. Preferred Dividend Fund is managed with a view to maximizing the portion of the Fund's distributions to holders of the preferred shares that, under normal market conditions, qualify for the Dividends Received Deduction. Under normal market conditions, Global Dividend Fund anticipates that at least 50% of the dividends paid to holders of the preferred shares as a class qualify for the Dividends Received Deduction. The Funds are managed by the same investment advisory personnel.

Purchase and Sale. Purchase and sale procedures for the common shares and preferred shares of each Fund are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, or may purchase or sell common shares through privately negotiated transactions with existing shareholders. Each Fund's series of preferred shares are purchased and sold at separate auctions conducted on a regular basis (unless a Fund elects, subject to certain conditions, to declare a special dividend period). Unless otherwise permitted by the Funds, existing and potential holders of preferred shares only may participate in auctions through their broker-dealers. Broker-dealers may maintain a secondary trading market in the preferred shares outside of auctions; however, historically they have not done so and are not expected to do so in the future. The broker-dealers have no obligation to make a secondary market in the preferred shares outside of the auction and there can be no assurance that a secondary market for the preferred shares will develop or, if it does develop, that it will provide holders with liquidity of investment.

Redemption Procedures. Redemption procedures for the Acquired Funds and Acquiring Fund are also similar. The common shares of each Fund have no redemption rights. However, the Board of each Fund may consider open market share repurchases of, or tendering for, common shares to seek to reduce or eliminate any discount in the market place of the common shares from the NAV thereof. Each Fund's ability to repurchase, or tender for, its common shares may be limited by the 1940 Act asset coverage requirements and by any Rating Agency rating the preferred shares.

Provided certain conditions are met, the preferred shares are redeemable at the option of each Fund, as a whole or in part, on any dividend payment date with respect to Global Dividend Fund, Select Dividend Trust and Preferred Dividend Fund, and on the second business day preceding any dividend payment date with respect to the Acquiring Fund and Premium Dividend Fund I, at a price equal to $100,000 per share plus, in each case, accumulated and unpaid dividends (including additional dividends, if any) to the redemption date. The ARPS of Preferred Dividend Fund may not be optionally redeemed in part if, after such partial redemption, fewer than 30 ARPS remain outstanding. The DARTS of Global Dividend Fund may not be optionally redeemed in part if, after such partial redemption fewer than 30 DARTS remain outstanding. No other Funds have any provision for the minimum number of preferred shares outstanding to allow the Fund to optionally redeem its shares. Each Fund (other than Preferred Dividend Fund) provides that optional redemptions may occur with not fewer than 30 nor more than 45 days' notice. Preferred Dividend Fund provides that optional redemptions may occur with no fewer than 25 nor more than 30 days' notice.

The preferred shares are subject to mandatory redemption if either the 1940 Act asset coverage requirements or the asset coverage requirements that may be imposed by a Rating Agency in connection with any rating of the preferred shares are not met as of an applicable cure date, in part to the extent necessary to restore such asset coverage or, if such asset coverage cannot be so restored, as a whole. In each case, the redemption price will be $100,000 per share plus accumulated and unpaid dividends (including additional dividends, if any) to the redemption date.

Dividends Received Deduction. Under current law, dividends paid by a Fund will be taxable as ordinary income and will be eligible for the Dividends Received Deduction to the extent that they are designated by a Fund as qualifying for such deduction. Each of Premium Dividend Fund I, Premium Dividend Fund II and Select Dividend Trust intends to operate so that dividends paid will qualify in their entirety for the Dividends Received Deduction and each Fund does not intend to realize any net capital gains, but there can be no assurance that this result will be achieved. Preferred Dividend Fund will be managed with a view to maximizing the portion of the Fund's distributions to holders of the preferred shares that, under normal market conditions, will qualify for the Dividends Received Deduction. Under normal market conditions, Global Dividend Fund anticipates that at least 50% of the dividends paid to holders of the preferred shares as a class will qualify for the Dividends Received Deduction.

Under Rev. Rul. 89-81, 1989-1 C.B. 226, distributions on the preferred shares and the common shares are required to consist proportionately of each type of income with particular tax characteristics earned by a Fund. Thus, if for a given taxable year, a particular percentage of the total net income of a Fund qualifies for the Dividends Received Deduction, then a uniform percentage of the distributions on the preferred shares and on the common shares of each Fund other than Premium Dividends Fund I will qualify for such deductions. As a Fund established prior to the issuance of Rev. Rul 89-81, Premium Dividends Fund I is not subject to the proportionality requirement of the ruling. Instead, in the case of Premium Dividend Fund I, if the dividends received by the Fund that qualify for the Dividends Received Deduction ("qualified dividends") are less than its net income, exclusive of net capital gains, then the Fund will allocate the qualified dividends first to the preferred shares and then to the common shares, provided that Premium Dividend Fund I receives an opinion of counsel that such a preferential allocation is permitted under applicable law. If such an opinion is not received by Premium Dividend Fund I, then the Fund will allocate the qualifying dividends ratably among the common shares and the preferred shares, most likely ratably in proportion to the dividends paid on shares of each. In the event that qualified dividends are allocated ratably between the preferred shares and the common shares of a Fund, some portion of the dividends payable on the preferred shares might not qualify for the Dividends Received Deduction. In such event, the Fund would pay additional dividends to maintain the Net After-Tax Return of holders of preferred shares. Payment of any such additional dividends on the preferred shares will reduce the amount available for payment of dividends on the common shares.

Background and Reasons for the Proposed Reorganizations. The Reorganizations seek to combine five similar Funds to achieve certain economies of scale and other operational efficiencies. The proposed Reorganizations will combine the assets of these similar Funds by reorganizing the Acquired Funds into the Acquiring Fund. The Board of each Acquired Fund, based upon its evaluation of all relevant information, anticipates that the common shareholders of each Acquired Fund will benefit from their Fund's respective Reorganization. The Board of the Acquiring Fund, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares. Each Board believes, based on data presented by the Adviser, that common shareholders of each Fund will experience a reduced annual operating expense ratio as a result of their Fund's respective Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

Further Information Regarding the Reorganizations. Each Acquired Fund's Board has determined that each Reorganization is in the best interests of common shareholders of the respective Acquired Fund and that the interests of such shareholders will not be diluted as a result of their Fund's Reorganization. Similarly, the Acquiring Fund's Board has determined that each Reorganization is in the best interests of common shareholders of the Acquiring Fund and that the interests of such shareholders will not be diluted as a result of any Reorganization. It is not anticipated that the Reorganizations will directly benefit preferred shareholders of any of the Funds; however, the Reorganizations will not materially adversely affect preferred shareholders of any of the Funds and none of the expenses of the Reorganizations will be borne by preferred shareholders of the Acquiring Fund. As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger combined fund than they did in any of the separate Funds.

Each Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. If the Reorganizations so qualify, in general, shareholders of the Acquired Funds will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganizations. Additionally, the Acquired Funds will recognize no gain or loss as a result of the transfer of all their assets and liabilities in exchange for shares of the Acquiring Fund or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.

The Board of each Acquired Fund requests that shareholders of each Acquired Fund approve their Fund's proposed Reorganization at the meeting to be held on April 23, 2007. Shareholder approval of each Reorganization requires, with respect to each Acquired Fund, the vote of the holders of at least a majority of the preferred shares then outstanding and the holders of at least a majority of the common shares then outstanding, each voting as a separate class. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations, it is expected that the closing date of each Acquired Fund will be on the relevant dividend payment date immediately following the shareholders' meeting. The closing date of each proposed Reorganization will differ and the additional Acquiring Fund Common Shares and Acquiring Fund DARTS will be issued on different closing dates.

The Board of each Acquired Fund recommends that you vote FOR your Fund's proposed Reorganization.


PROPOSAL 3: ELECTION OF TRUSTEES
Each Fund's Board of Trustees consists of nine members. Holders of each Fund's common shares are entitled to elect seven Trustees and holders of each Fund's preferred shares are entitled to elect two Trustees. Each Board of Trustees is divided into three staggered term classes containing three Trustees. The term of one class expires each year and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of its respective three-year term.

For each Fund, Messrs. Pruchansky and Boyle are the current nominees for election by the common shareholders and Ms. McGill Peterson is the current nominee for election by the preferred shareholders. As of the date of this proxy, each nominee for election currently serves as Trustee of each Fund.


RISK FACTORS AND SPECIAL CONSIDERATIONS

Because each Fund, under normal market conditions, invests a substantial amount of its assets in dividend-paying securities, any risks inherent in such investments are equally applicable to each Fund and will apply to the Acquiring Fund after the Reorganizations. Risks that are unique to a particular Fund are indicated as such below. The Reorganizations themselves are not expected to adversely affect the right of shareholders of any of the Funds or to create additional risks.


MARKET DISCOUNT RISK
Shares of closed-end funds frequently trade at prices lower than their NAV. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that a Fund's NAV may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, each Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.


EQUITY RISK
A principal risk of investing in each Fund is equity risk. Equity risk is the risk that the value of securities held by a Fund will fluctuate or fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by a Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by a Fund. In addition, common stock of an issuer in a Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stocks in which a Fund will invest may be structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore may be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.


INTEREST RATE RISK
Interest rate risk is the risk that fixed income securities such as preferred securities and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Each Fund's investment in preferred securities means that the NAV and market price of the common shares will tend to decline if market interest rates rise. Interest rates are currently low relative to historical levels.

During periods of declining interest rates, an issuer may exercise its option to redeem preferred securities or prepay principal of debt securities earlier than scheduled, forcing a Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.


CREDIT RISK
Credit risk is the risk that preferred securities or debt securities in a Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. The weighted average credit rating of each Fund's portfolio of preferred securities and other fixed income securities will be at least investment grade. The ratings of Moody's and S&P represent their opinions as to the quality of those securities that they rate; ratings are relative and subjective and are not absolute standards of quality.


SPECIAL RISKS RELATED TO PREFERRED SECURITIES
There are special risks associated with each Fund's investments in preferred securities:

o Limited voting rights. Generally, holders of preferred securities (such as each Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

o Special redemption rights. In certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by a Fund.

o Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

o Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

o Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.


SECTOR RISK
Under normal market conditions, each of Premium Dividend Fund II, Select Dividend Trust and Premium Dividend Fund I invests more than 65% of its total assets in securities of companies in the utilities industries. Global Dividend Fund will concentrate its investments in securities of domestic and foreign companies in the utilities industry by investing at least 25% of its total assets in such securities. Except for the foregoing, none of the Funds will invest more than 25% of its total assets in issuers engaged in any one industry and Premium Dividend Fund I will not invest more than 20% of its total assets in securities of companies in any one industry.

Global Dividend Fund will also invest a portion of its assets (although less than 25% of its total assets) in securities issued by companies in the banking industry. Preferred Dividend Fund emphasizes investments in preferred stocks issued by corporations in the financial services and utilities sectors, as well as other regulated industries. Preferred Dividend Fund's investments in each of these industries will be less than 25% of its total assets.

Utilities Sector. The utilities industries in which the Funds may invest include companies engaged in:

     o    the generation, transmission, sale or distribution of electric energy

     o    the distribution, purification and treatment of water

     o the provision of sewage management, treatment or other sanitary services

     o    the production, transmission or distribution of natural gas

     o    the provision of pollution control or abatement services

     o telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged primarily in the public broadcasting industry)

Each Fund's emphasis on securities of utilities issuers makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including:

     o    high interest costs in connection with capital construction programs

     o    governmental regulation of rates charged to customers

     o    costs associated with environmental and other regulations

     o    the effects of economic slowdowns and surplus capacity

     o    increased competition from other providers of utility services

     o    uncertainties concerning the availability of fuel at reasonable prices

     o    the effects of energy conservation policies

     o inexperience with and potential losses resulting from a developing deregulatory environment, including losses and regulatory issues in connection with energy trading

Issuers in the utilities sector may also be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Generally, prices charged by utilities are also regulated in the United States with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future. The nature of regulation of industries in the utilities sector is evolving. Changes in regulation increasingly allow participants in the utilities sector to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within such industries. The emergence of competition may result in certain companies being forced to defend their core businesses which may cause such companies to be less profitable.

Financial Services Sector. Under normal market conditions, Global Dividend Fund invests a portion (although less than 25%) of its total assets in securities issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. The financial services sector in which Preferred Dividend Fund invests includes bank holding companies, banks, securities brokers and dealers, and life, property, casualty and multi-line insurance companies. Due to Global Dividend Fund and Preferred Dividend Fund's investments in these industries, these Funds will have exposure to the risk factors which are characteristic of such investments. In particular, the value of an investment return on their shares may be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for lending activities of banks and a deterioration in general economic conditions could increase the exposure of banks to credit losses. The banking industry is also subject to the effects of concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies, national and local regulation, and competition within such industry. In addition, Global Dividend Fund's and Preferred Dividend Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities.

The competitive position of insurance companies is increasingly affected by their securities and claims paying ratings. Such ratings can be affected not only by factors affecting particular issuers and the industry in general, but also regional and national economic factors. It is also possible that the federal government will mandate significant changes in the country's health insurance industry. The impact of a deteriorating economy or industry upon institutions depends, in part, on the size of the institutions, the extent to which they are involved in the type of lending or market affected, the duration of the softening in the affected area and the managerial and capital resources of the institutions. In addition, insurance companies are subject to catastrophic losses and changes in morbidity and loss reserves due to adverse loss development and legal and regulatory changes.


CONVERTIBLE SECURITIES
The preferred securities in which a Fund invests may be convertible into the issuer's or a related party's common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.


ILLIQUID SECURITIES
Each Fund may invest a portion of its assets in illiquid securities (20% of net assets in the case of Premium Dividend Fund I, Premium Dividend Fund II and Select Dividend Trust; 20% of total assets in the case of Global Dividend Fund; and 5% of total assets in the case of Preferred Dividend Fund). Illiquid securities may be difficult to dispose of at a fair price at the times when the managers believe it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the managers' judgment may play a greater role in the valuation process. Investment of a Fund's assets in illiquid securities may restrict a Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which a Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.


FOREIGN SECURITIES
Each Fund may invest in securities of non-U.S. issuers. No Fund, other than Global Dividend Fund, will invest in Russian securities of any type. Global Dividend Fund may invest in Russian securities with restrictions. Global Dividend Fund and Preferred Dividend Fund will invest only in U.S. dollar denominated securities. A Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that a Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

     o less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices

     o many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the managers may not be able to sell a Fund's portfolio securities at times, in amounts and at prices they consider reasonable

     o currency exchange rates or controls may adversely affect the value of the Fund's investments

     o the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o economic, political and social developments may adversely affect the securities markets

     o  withholdings and other non-U.S. taxes may decrease a Fund's return


RISKS OF OPTIONS, FUTURES AND SWAP STRATEGIES
The effective use of options, futures and swap strategies depends, among other things, on a Fund's ability to terminate options, futures or swap positions at times when the managers deem it desirable to do so. Although a Fund will not enter into an option, futures or swap position unless the managers believe that a liquid market exists for such option, futures or swap contracts, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. Each Fund generally expects that to the extent that it engages in options and futures transactions, such transactions will be conducted on recognized securities exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. The staff of the

SEC considers certain over-the-counter options to be illiquid. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions fail to meet their obligations to the Fund. The use of options, futures and swap contracts involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. The successful use of these strategies also depends on the ability of the managers to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of a Fund's portfolio diverges from the composition of the relevant option or futures contract. A Fund's transactions in options and futures contracts may result in the Fund's realizing net short-term and long-term capital gains which, if distributed, may result in the payment of additional dividends on the preferred shares. Options and futures transactions are subject to special provisions of the Code that, among other things, may defer the use of certain losses of a Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require a Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company. Revenue derived from futures and options transactions will not qualify for the Dividends Received Deduction when distributed to the holders of the common shares and the preferred shares. Consequently, revenue derived from such transactions could cause a Fund to become liable to pay additional dividends on the preferred shares.


ANTI-TAKEOVER PROVISIONS
Each Fund's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. Such provisions could limit the ability of holders of common shares to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals and super-majority voting requirements for open-ending the Fund or a merger, liquidation, asset sales and similar transactions.


MARKET DISRUPTION AND GEOPOLITICAL RISK
The war with, and the continuing occupation of, Iraq may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of such impact cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, closed some of the U.S. securities markets for a four-day period. Similar events and market disruptions may occur in the future. Geopolitical risks have contributed, and may contribute in the future, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers.


LEVERAGE RISK
Each Fund uses financial leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of preferred shares to leverage the common shares. If the dividend rate on the preferred shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower NAV than if the Fund were not leveraged and the Fund's ability to pay dividends and meet its asset coverage requirements on the preferred shares would be reduced. Similarly, any decline in the NAV of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its rating on the preferred shares or, in an extreme case, a Fund's current investment income might not be sufficient to meet the dividend requirements on the preferred shares. To counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

Each Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund and the preferred shares' asset coverage.

While a Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If a Fund were to reduce leverage based on a prediction about future changes to interest rates and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's NAV relative to the circumstance where the Fund had not reduced leverage. A Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and NAV if the prediction were to turn out to be correct and determine not to reduce leverage as described above.

Because the fees paid to the Adviser are calculated on the basis of each Fund's managed assets (which equals the aggregate NAV of the common shares plus the liquidation preference of the preferred shares), the fees are higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.


SPECIAL RISKS RELATED TO PREFERRED SHARES
The Primary Risks

o If an auction fails, you may not be able to sell some or all of your preferred shares and a Fund is not obligated to redeem your preferred shares if the auction fails.

o Because of the nature of the market for preferred shares, you may receive less than the price you paid for your shares if you sell them outside the auction, especially when market interest rates are rising.

o A Rating Agency could downgrade the rating assigned to the preferred shares, which could affect liquidity.

o The Fund may be forced to redeem preferred shares to meet regulatory or Rating Agency requirements or may voluntarily redeem the preferred shares in certain circumstances.

o In certain circumstances, a Fund may not earn sufficient income from its investments to pay dividends on the preferred shares.

o If interest rates rise, the value of a Fund's investment portfolio generally will decline, reducing the asset coverage for the preferred shares.

Interest Rate Risk. The preferred shares pay dividends based on short-term interest rates. Each Fund invests a substantial amount of the proceeds from the issuance of the preferred shares in preferred stocks and other preferred securities, which bear intermediate to longer-term dividend or interest rates. The yields on preferred stocks and other preferred securities are typically, although not always, higher than shorter-term interest rates. Shorter-term interest rates may rise so that the amount of dividends to be paid to holders of preferred shares exceeds the income from the preferred shares and other preferred securities and other investments purchased by a Fund with the proceeds from the sale of the preferred shares. Because income from a Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the preferred shares offering) is available to pay dividends on the preferred shares, however, dividend rates on the preferred shares would need to exceed the rate of return on a Fund's investment portfolio by a wide margin before the Fund's ability to pay dividends on the preferred shares would be jeopardized. If intermediate to longer-term interest rates rise, this could negatively impact the value of a Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the preferred shares.

Auction Risk. The dividend rate for the preferred shares normally is set through an auction process. In the auction, holders of preferred shares may indicate the dividend rate at which they would be willing to hold or sell their preferred shares or purchase additional preferred shares. The auction also provides liquidity for the sale of preferred shares. You may not be able to sell your preferred shares at an auction if the auction fails. Also, if you place hold orders (orders to retain shares) at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, you will not retain your preferred shares. Additionally, if you buy preferred shares or elect to retain preferred shares without specifying a dividend rate below which you would not wish to buy or continue to hold those preferred shares, you could receive a lower rate of return on your shares than the market rate. Finally, the dividend period for the preferred shares may be changed by a Fund, subject to certain conditions with notice to the holders of the preferred shares, which could also affect the liquidity of your investment.

Secondary Market Risk. If you try to sell your preferred shares between auctions, you may not be able to sell any or all of your preferred shares, or you may not be able to sell them for $100,000 per share or $100,000 per share plus accumulated dividends. You may transfer preferred shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the relevant auction agent or other person as a Fund permits.

Ratings and Asset Coverage Risk. The preferred shares of Premium Dividend Fund II, Select Dividend Trust and Global Dividend Fund have each been rated "AA" by S&P and "aa2" by Moody's. The preferred shares of Premium Dividend Fund I and Preferred Dividend Fund have been rated "AA" by S&P and "aa" by Moody's, respectively. Such ratings do not eliminate or necessarily mitigate the risks of investing in preferred shares. Moody's or S&P could downgrade its rating of the preferred shares or withdraw its rating at any time, which may make the preferred shares less liquid at an auction or in the secondary market. If a Fund fails to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of preferred shares in order to return to compliance with the asset coverage ratios. A Fund may voluntarily redeem preferred shares under certain circumstances in order to meet asset coverage tests.

Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of each Fund's common shares and the preferred shares, both by the 1940 Act and by requirements imposed by Rating Agencies, might impair a Fund's ability to comply with minimum distribution requirements that it must satisfy to maintain its qualification as a regulated investment company for federal income tax purposes.


PROPOSAL 1(a): ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES

In connection with each proposed Reorganization, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Acquired Fund in exchange for newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund DARTS. Each Acquired Fund will distribute Acquiring Fund Common Shares to its common shareholders and Acquiring Fund DARTS to its preferred shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund's Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit holders of Acquiring Fund Common Shares.

The aggregate NAV of Acquiring Fund Common Shares received in each Reorganization will equal the aggregate NAV of the Acquired Fund's common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund DARTS received in the Reorganization will equal the aggregate liquidation preference of the Acquired Fund's preferred shares held immediately prior to the Reorganization. The Reorganization will result in no dilution of NAV of the Acquiring Fund Common Shares, other than to reflect the costs of each Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with each Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

In connection with the Reorganizations and as contemplated by each Agreement and Plan of Reorganization, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganizations, applicable NYSE rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganizations.

Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the matter. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations, it is expected that the closing date of each Acquired Fund will be on the relevant dividend payment date immediately following the shareholders' meeting. The closing date of each proposed Reorganization will differ and the additional Acquiring Fund Common Shares will be issued on different closing dates. For more information regarding voting requirements, see the section entitled "Voting Information and Required Vote."

The Acquiring Fund Board recommends that you vote FOR the issuance of additional Acquiring Fund Common Shares in connection with the Reorganizations.


PROPOSAL 1(b): ISSUANCE OF ADDITIONAL ACQUIRING FUND DARTS

In connection with each proposed Reorganization, the Acquiring Fund will issue additional series of Acquiring Fund DARTS. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Acquired Fund in exchange for newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund DARTS. Each Acquired Fund will distribute Acquiring Fund Common Shares to its common shareholders and Acquiring Fund DARTS to its preferred shareholders, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. It is not anticipated that the Reorganizations will directly benefit holders of DARTS of the Acquiring Fund; however, the Reorganizations will not adversely affect preferred shareholders and none of the expenses of the Reorganizations will be borne by preferred shareholders of the Acquiring Fund.

The aggregate liquidation preference of Acquiring Fund DARTS received in the Reorganization will equal the aggregate liquidation preference of the Acquired Fund's preferred shares held immediately prior to the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with a Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

In connection with the Reorganizations and as contemplated by each Agreement and Plan of Reorganization, the Acquiring Fund will issue four additional series of DARTS. The Acquiring Fund's By-Laws require that holders of the DARTS of the Acquiring Fund approve the issuance of any additional series of DARTS to be issued in connection with the Reorganizations. Upon approval of the issuance of additional series of preferred shares, the Acquiring Fund's Declaration of Trust and By-Laws will be amended to reflect such series that are created.

Shareholder approval of the issuance of additional series of Acquiring Fund DARTS requires the affirmative vote of the holders of at least a majority of the shares of the DARTS then outstanding, voting separately as a class. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganizations, it is expected that the closing date of each Acquired Fund will be on the relevant dividend payment date immediately following the shareholders' meeting. The closing date of each proposed Reorganization will differ, and the additional Acquiring Fund DARTS will be issued on different closing dates. For more information regarding voting requirements, see the section entitled "Voting Information and Required Vote."

The Acquiring Fund Board recommends that you vote FOR the issuance of additional Acquiring Fund DARTS in connection with the Reorganizations.


PROPOSAL 2: REORGANIZATIONS OF THE ACQUIRED FUNDS

The Reorganizations seek to combine five similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. The preferred shares of the Acquiring Fund, Premium Dividend Fund I and Global Dividend Fund are designated as "DARTS"; the preferred shares of Select Dividend Trust are designated as "AMPS"; and the preferred shares of Preferred Dividend Fund are designated as "ARPS." Although the preferred shares of Select Dividend Trust and Preferred Dividend Fund differ in name from those of the other Funds, most material aspects of the securities are the same. Only the Acquiring Fund offers two share classes, Series A and Series B. Although each preferred share class is treated individually for the purpose of assessing shareholder rights and dividends, they enjoy the same shareholder rights and dividend related provisions.

The Acquiring Fund, Premium Dividend Fund I, Select Dividend Trust and Global Dividend Fund each seeks to provide common shareholders with a high level of current income (which qualifies for the Dividends Received Deduction in the case of Premium Dividend Fund I), consistent with modest growth of capital. Preferred Dividend Fund seeks to provide common shareholders with a high level of current income, consistent with preservation of capital. Each Fund invests at least 80% of its assets in dividend-paying securities (dividend-paying preferred stocks, in the case of Preferred Dividend Fund) and emphasizes investments in securities of companies in the utilities industries. The quality of ratings of each Fund's portfolio investments stipulates that preferred stocks and debt obligations in which the Fund will invest will be investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. Each Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The Funds are managed by the same investment advisory personnel.

Although the investment objective of each Fund is similar, their investment policies and risks are different, particularly with respect to the Global Dividend Fund and Preferred Dividend Fund. Under normal market conditions, Global Dividend Fund invests at least 65% of its total assets in securities of issuers located in three or more countries, including the United States, with no more than 25% of the Fund's total assets in securities of issuers located in any single country other than the United States. Although the Acquiring Fund is not restricted from investing in foreign securities, the Acquiring Fund will likely not concentrate its investments in foreign issuers. In addition, whereas the Acquiring Fund invests at least 80% of its net assets in dividend paying preferred and common stocks, Preferred Dividend Fund invests at least 80% of its assets in dividend paying preferred securities. Finally, whereas the Acquiring Fund, Premium Dividend Fund I and Select Dividend Fund normally invest more than 65% of their total assets in securities of companies in the utilities industry, Global Dividend Fund invests at least 25% of its total assets in such securities and also invests a portion of its assets (although less than 25% of its total assets) in securities issued by companies in the banking industry. Preferred Dividend Fund emphasizes investments in preferred stocks issued by corporations in the financial services and utilities sectors, as well as other regulated industries, but does not invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in these or any other industries.

In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Acquired Fund in exchange for an equal aggregate value of Acquiring Fund Common Shares and Acquiring Fund DARTS. The Acquired Fund will distribute Acquiring Fund Common Shares to common shareholders of the Acquired Fund and Acquiring Fund DARTS to preferred shareholders of the Acquired Fund and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate NAV of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate NAV of the Acquired Fund common shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund DARTS received in the Reorganization will equal the aggregate liquidation preference of each Acquired Fund preferred shares held immediately prior to the Reorganization. The auction dates, rate period and dividend payment dates of the Acquiring Fund DARTS received in the Reorganization will be the same as that of the preferred shares held immediately prior to the Reorganization. In addition, the ratings expected to be received by the Acquiring Fund DARTS are "AA" from S&P and "aa2" from Moody's. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

Each Acquired Fund Board, based upon its evaluation of all relevant information, anticipates that the common shareholders of each Acquired Fund will benefit from their Fund's respective Reorganization. In particular, the Board of each Acquired Fund believes, based on data presented by the Adviser, that common shareholders of each Acquired Fund will experience a reduced annual operating expense ratio as a result of their Fund's respective Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholders reports, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

Comparison of the Funds: Investment Objectives and Policies

Comparison of Premium Dividend Fund I to Premium Dividend Fund II

                        Premium Dividend Fund I                             Premium Dividend Fund II
Business                Each Fund is a diversified closed-end management investment company organized as a Massachusetts business trust.

Net assets as of        $219.7 million                                      $287.1 million
September 30, 2006

Listing                 NYSE under the ticker symbol "PDF"                  NYSE under the ticker symbol "PDT"
(common shares)

Rating of               "AA" from S&P                                       o "AA" from S&P
preferred shares                                                            o "aa2" from Moody's

Fiscal year end date    9/30                                                10/31

Investment adviser,     Investment Adviser:
sub-adviser and         John Hancock Advisers, LLC
portfolio managers
                        Investment Sub-Adviser:
                        MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")

                        Portfolio managers:
                        Gregory K. Phelps
                        - Joined MFC Global (U.S.) in 2005
                        - Joined Adviser in 1995
                        - Began business career in 1980

                        Mark T. Maloney
                        - Joined MFC Global (U.S.) in 2005
                        - Joined Adviser in 1982
                        - Began business career in 1976

                        Managers share investment strategy and decisions.

Investment objective    The Fund's investment objective is to provide       The Fund's investment objective is to provide
                        high current income qualifying for the              high current income, consistent with modest
                        Dividends Received Deduction consistent with        growth of capital for holders of its common
                        modest growth of capital for shareholders of its    shares. The potential for modest capital
                        common stock. The potential for modest capital      appreciation on the Fund's investments in
                        appreciation on the Fund's investments in           common stocks is a secondary consideration. The
                        common stocks is a secondary consideration.         managers intend to manage the Fund's portfolio
                        This objective is fundamental and may not be        to maximize income qualifying for the Dividends
                        changed without shareholder approval.               Received Deduction. This objective is not
                                                                            fundamental and may be changed without
                                                                            shareholder approval.

Primary investments     The Funds pursue their investment objective by investing in a diversified portfolio of dividend-
                        paying preferred and common stocks. Under normal circumstances, each Fund invests at least 80%
                        of its net assets in dividend-paying securities. The "assets" are defined as net assets, including the liquidation preference amount of the DARTS, plus borrowings for investment purposes. Each Fund normally invests more than 65% of its total assets in securities of companies in the utilities industry.

Investment strategy     The managers perform their own investment analysis when making investment decisions for the
                        Funds and do not rely solely on the ratings assigned to securities by the Rating Agencies. The managers' analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest or dividend rates. The managers also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

                        Premium Dividend Fund I                             Premium Dividend Fund II
                        In selecting preferred stocks, the managers consider current effective yield, price stability and the underlying fundamental characteristics of the issuer, with particular emphasis on debt and dividend coverage and the potential for timely payment of dividends. The managers select common stocks on the basis of their current dividend rate and fundamental value. Each Fund focuses on common stocks of those issuers which, in the opinion of the managers, have strong fundamental characteristics, large market capitalizations, favorable credit quality and current dividend yields generally higher than the currently available dividend yield quoted on the S&P 500 Index. In assessing the fundamental values of common stocks, the managers concentrate on the relationship between the issuer's underlying earning power and the relevant price of the issuer's stock. The potential for modest capital appreciation on a Fund's investments in common stocks is a secondary consideration.

                        The managers attempt to reduce investment and market risk by allocating substantially all of a Fund's assets among the following three sectors:

                            o    Common Stock Sector -- consisting of common stocks with current dividend yields generally higher than the currently available dividend yield quoted on the S&P 500 Index.

                            o    Preferred Stock Sector -- consisting of cumulative fixed-rate preferred stocks, sinking fund preferred stocks, convertible preferred stocks and adjustable rate preferred stocks which the managers believe have above-average current effective dividend yields.

                            o    Low Volatility Sector -- consisting predominantly of auction preferred stocks and money market instruments, as well as certain dividend-paying securities which, in the managers' opinion, are currently exhibiting greater price stability than the securities in the Common and Preferred
                                 Stock Sectors.

                        The managers determine the assets allocated to each of the above sectors based on its assessment of the maximum level of current income that can be achieved consistent with each Fund's objective of modest growth of capital. The managers rely in part on quantitative analytical techniques which measure the relative risks and opportunities of each sector based on current and historical market data, as well as on its own assessment of economic and market conditions. Under normal conditions, at least 20% of
                        Premium Dividend Fund I's total assets are invested in each sector. During periods of stock market weakness or uncertain market or economic conditions, as determined by the managers, the Funds may substantially increase the portion of their assets invested in the Low Volatility Sector. The managers continually review each Fund's asset allocation and make adjustments as they deem appropriate.

Diversification         Each Fund is diversified, which means that, with respect to 75% of its total assets, each Fund cannot invest (i) more than 5% of its total assets in securities of a single issuer or (ii) in securities representing more than 10% of the outstanding voting securities of an issuer.

Concentration           Under normal conditions more than 65% of            The Fund normally invests more than 65% of
                        the Fund's total assets are invested in securities  its total assets in securities of companies in the
                        of companies in the utilities industry. No more     utilities industry. No more than 25% of the
                        than 20% of the Fund's total assets may be          Fund's total assets may be invested in securities
                        invested in securities of companies in any other    of companies in any other one industry; provided
                        one industry; provided that this limitation does    that this limitation does not apply to obligations
                        not apply to obligations issued or guaranteed       issued or guaranteed as to interest and principal
                        as to interest and principal by the U.S.            by the U.S. Government or its agencies or
                        Government or its agencies or instrumentalities     instrumentalities or to repurchase agreements
                        or to repurchase agreements secured by such         secured by such obligations or to bank money-
                        obligations. This policy is fundamental and may     market instruments.
                        not be changed without shareholder approval.

Investment companies    Each Fund may invest up to 10% of the value of its total assets in dividend-paying securities of registered investment companies that invest primarily in investment grade securities. Neither
                        Fund will acquire securities of any one investment company if, immediately thereafter, (i) the Fund would own in the aggregate more than 3% of such company's total outstanding voting securities or
                        (ii) securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets. In addition, each Fund and all other investment companies having the same adviser will not acquire securities of any one investment company amounting in the aggregate to more than 10%
                        of such company's total outstanding voting stock. The investment companies in which the Fund invests include those open- and closed-end investment companies whose distributions qualify for the
                        Dividends Received Deduction. To the extent that investment advisory and brokerage expenses of an investment company are reflected in the price of its shares held in the Fund's portfolio, there may be a duplication of such expenses.

                        Premium Dividend Fund I                             Premium Dividend Fund II
Preferred stocks        The preferred stocks in which each Fund invests are rated investment-grade (at least "BBB" by S&P or
                        "Baa" by Moody's) at the time of investment or are preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or if not rated, are of comparable quality as determined by the managers.

Common stocks           Each Fund invests in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the managers to be of comparable quality.

Debt securities         The debt obligations in which each Fund invests are rated investment-grade (at least "BBB" by S&P or
                        "Baa" by Moody's) at the time of investment or, if not rated, are of comparable quality as determined by the managers.

Foreign securities      Neither Fund's prospectus references the ability to invest in foreign securities. Neither Fund may invest in Russian securities of any type.

Illiquid securities     Each Fund may invest up to 20% of its net assets in securities purchased in direct placements.

When-issued             Each Fund may make contracts to purchase securities on a "when-issued" basis, which means that delivery
purchases               and payment for the securities take place at a future date beyond the customary settlement date. The payment obligation and the interest rate on the securities will be fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. An amount of cash or short-term U.S. Government securities equal to the Fund's commitment would be deposited in a segregated account at the Fund's custodian bank to secure the Fund's obligation.
                        Although the Fund would generally purchase securities on a when- issued or delayed delivery basis with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into) the Fund may dispose of a security prior to settlement if the managers deem it advisable.

Repurchase              Each Fund may invest up to 5% of its net assets in repurchase agreements with broker-dealers, banks and
agreements              other financial institutions provided that the Fund's custodian bank always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize this risk of loss, each Fund may enter into repurchase agreements only with financial institutions considered by the managers to be creditworthy under guidelines adopted by the Fund's Board.

Reverse repurchase      Both Funds are currently prohibited by current Rating Agency Guidelines from entering into reverse
obligations             repurchase agreements unless the relevant Rating Agency has advised the Fund in writing that any such action would not adversely affect the then-current rating of the preferred shares and that any such action will be in accordance with guidelines established by the relevant Rating Agency.

Securities loans        Both Funds are currently prohibited by Rating Agency Guidelines from lending portfolio securities but, if permitted to do so in the future, they may seek to obtain additional income by making secured loans of their portfolio securities with a value of up to 331/3% of each Fund's total assets. Any securities loans are made pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the market value of the loaned securities. Each Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or rights to consent accompanying loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice and it will do so in order that the securities may be voted by the Fund with respect to matters materially affecting the Fund's investment. Each Fund may also call a loan in order to sell the securities involved. Loans of portfolio securities are made only to borrowers considered by the managers to be creditworthy under guidelines adopted by each Fund's Board.

                        Premium Dividend Fund I                             Premium Dividend Fund II
Active trading          The managers make portfolio adjustments that reflect the Fund's investment strategy but do not trade securities for the Fund for the purpose of seeking short-term profits. However, if the Fund is required to sell assets to effect mandatory redemptions of the preferred shares or to repurchase common shares, the Fund's portfolio turnover may be higher than would otherwise be the case. Each Fund operates so that all of the dividends paid on the preferred shares are designated as qualifying for the Dividends
                        Received Deduction and tax considerations relating to the maintenance of a Fund's status as a regulated investment company limit the Fund's portfolio turnover and the amount of short-term capital gains it may realize.

                        The portfolio turnover rate for Premium Dividend Fund I for the period ended September 30, 2006 was 30%.
                        The portfolio turnover rate for Premium Dividend Fund II for the period ended October 31, 2006, was 24%.
                        Each Fund's annual portfolio turnover rate generally will not exceed 200% (excluding turnover of securities having maturities of one year or less).

Derivatives             The Fund may at times seek to hedge against a       The Fund is permitted to engage in options and
                        decline in the value of securities included in the  futures transaction under its investment
                        Fund's portfolio or an increase in the price of     restrictions. The Fund may engage in such
                        securities which it plans to purchase for the Fund  transactions to hedge against a decline in the
                        through the writing an purchase of options and      value of securities included in the Fund's
                        the purchase and sale of financial futures and      portfolio or in the price of securities which it
                        related options on such futures contracts. In       plans to purchase for the Fund through the
                        addition, the Fund may seek to increase the         writing and purchase of options and the
                        current return of the Fund's portfolio by writing   purchase and sale of financial contracts and
                        covered call or secured put options. The Fund's     related options on such futures contracts. In
                        ability to engage in options and futures            addition, the Fund may seek to increase the
                        transactions may be limited by the rating agency    current return of the Fund's portfolio by writing
                        guidelines and by tax considerations. The Fund      covered call or secured put options. The Fund's
                        will not engage in options and futures              ability to engage in options and futures
                        transactions for leverage purposes.                 transactions may be limited by the Rating Agency
                                                                            Guidelines. The Fund will not engage in options
                                                                            and futures transactions for leveraging purposes.

Short sales             The Rating Agency Guidelines provide that neither Fund may make short sales of securities unless the
                        Rating Agency has advised the Fund in writing that any such action would not adversely affect its then current rating of the preferred shares of the Fund and that any such action is in accordance with guidelines established by the relevant Rating Agency.

Temporary defensive    During periods of stock market weakness or           There may be times when, in the managers'
positions              uncertain market or economic conditions, as          judgment, conditions in the securities markets
                       determined by the Adviser, the Fund may              would make pursuing the Fund's investment
                       substantially increase its investments in the Low    strategy inconsistent with achieving the Fund's
                       Volatility Sector -- consisting predominately of     investment objective. At such times, the
                       auction preferred stocks and money market            managers may employ alternative strategies
                       instruments, as well as certain dividend paying      primarily to seek to reduce fluctuations in the
                       securities which, in the Adviser's opinion, are      value of the Fund's assets. In implementing
                       currently exhibiting greater price stability than    defensive strategies, depending on the
                       the securities in the Common and Preferred           circumstances, the Fund may invest any portion
                       Stock Sectors.                                       of its portfolio in U.S. Government securities,
                                                                            investment grade corporate debt securities, high
                                                                            quality, short-term money market instruments
                                                                            and in cash. Investment income received by a
                                                                            Fund with respect to these investments is not
                                                                            eligible for the Dividends Received Deduction
                                                                            when distributed to shareholders and may
                                                                            increase the amount of additional dividends
                                                                            payable on the preferred shares. It is impossible
                                                                            to predict when, or for how long, the Fund may
                                                                            use these alternative strategies.

Borrowings              Current Rating Agency Guidelines prohibit the Fund from borrowing money unless the relevant Rating
                        Agency has advised the Fund in writing that any such action would not adversely affect the then-current rating of the DARTS and that any such action will be in accordance with guidelines established by the relevant Rating Agency.

Comparison of Select Dividend Trust to Premium Dividend Fund II


                        Select Dividend Trust                               Premium Dividend Fund II
Business                Each Fund is a diversified closed-end management investment company organized as a Massachusetts business trust.

Net assets as of        $219.2 million                                      $287.1 million
September 30, 2006

Listing                 NYSE under the ticker symbol "DIV"    NYSE under the ticker symbol "PDT"
(common shares)

Rating of               o "AA" from S&P
preferred shares        o "aa2" from Moody's

Fiscal year end date    6/30                                                10/31

Investment adviser,     Investment Adviser:
sub-adviser and         John Hancock Advisers, LLC
portfolio managers
                        Investment Sub-Adviser:
                        MFC Global Investment Management (U.S.), LLC

                        Portfolio managers:
                        Gregory K. Phelps
                        - Joined MFC Global (U.S.) in 2005
                        - Joined Adviser in 1995
                        - Began business career in 1980

                        Mark T. Maloney
                        - Joined MFC Global (U.S.) in 2005
                        - Joined Adviser in 1982
                        - Began business career in 1976

                        Managers share investment strategy and decisions.

Investment objective    Each Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The potential for modest capital appreciation on the Fund's investments in common stocks is a secondary consideration. The managers intend to manage each Fund's portfolio to maximize income qualifying for the Dividend Received Deduction. Each Fund's objective is not fundamental and may be changed without shareholder approval.

Primary investments     Each Fund pursues its investment objective by investing in a diversified portfolio of dividend-paying preferred and common stocks. Under normal circumstances, each Fund invests at least 80% of its net assets in dividend-paying securities. The "assets" are defined as net assets, including the liquidation preference amount of the preferred shares, plus borrowings for investment purposes. Each Fund normally invests more than 65% of its total assets in securities of companies in the utilities industry.

Investment strategy     The managers perform their own investment analysis when making investment decisions for the Funds and do not rely solely on the ratings assigned to securities by the Rating Agencies. The managers' analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest or dividend rates. The managers also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

                        Select Dividend Trust                               Premium Dividend Fund II
                        In selecting preferred stocks, the managers consider current effective yield, price stability and the underlying fundamental characteristics of the issuer, with particular emphasis on debt and dividend coverage and the potential for timely payment of dividends. The managers select common stocks on the basis of their current dividend rate and fundamental value. Each Fund focuses on common stocks of those issuers which, in the opinion of the managers, have strong fundamental characteristics, large market capitalizations, favorable credit quality and current dividend yields generally higher than the currently available dividend yield quoted on the S&P 500 Index. In assessing the fundamental values of common stocks, the managers concentrate on the relationship between the issuer's underlying earning power and the relevant price of the issuer's stock. The potential for modest capital appreciation on a
                        Fund's investments in common stocks is a secondary consideration.

                        The managers attempt to reduce investment and market risk by allocating substantially all of a Fund's assets among the following three sectors:

                        o     Common Stock Sector -- consisting of common stocks with current dividend yields generally higher than the currently available dividend yield quoted on the S&P 500 Index.

                        o     Preferred Stock Sector -- consisting of cumulative fixed-rate preferred stocks, sinking fund preferred stocks, convertible preferred stocks and adjustable rate preferred stocks which the managers believe have above-average current effective dividend yields.

                        o     Low Volatility Sector -- consisting predominantly of auction preferred stocks (as well as remarketed preferred stocks in the case of Select Dividend Fund) and money market instruments, as well as certain dividend-paying securities which, in the managers' opinion, are currently exhibiting greater price stability than the securities in the Common and Preferred Stock Sectors.

                        The managers determine the assets allocated to each of the above sectors based on its assessment of the maximum level of current income that can be achieved consistent with each Fund's objective of modest growth of capital. The managers rely in part on quantitative analytical techniques which measure the relative risks and opportunities of each sector based on current and historical market data, as well as on its own assessment of economic and market conditions. During periods of stock market weakness or uncertain market or economic conditions, as determined by the managers, the Funds may substantially increase the portion of their assets invested in the Low Volatility Sector. The managers continually review each Fund's asset allocation and make adjustments, as they deem appropriate.

Diversification         Each Fund is diversified, which means that, with respect to 75% of its total assets, neither Fund invests (i) more than 5% of its total assets in securities of a single issuer, nor (ii) in securities representing more than 10% of the outstanding voting securities of an issuer.

Concentration           Each Fund normally invests more than 65% of its total assets in securities of companies in the utilities industry. No more than 25% of the Fund's total assets may be invested in securities of companies in any other one industry; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities or to repurchase agreements secured by such obligations or to bank money-market instruments.

Investment companies    Each Fund may invest up to 10% of the value of its total assets in dividend-paying securities of registered investment companies that invest primarily in investment grade securities. Neither Fund will acquire securities of any one investment company if, immediately thereafter, (i) the Fund would own in the aggregate more than 3% of such company's total outstanding voting securities or (ii) securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets. In addition, each Fund and all other investment companies having the same adviser will not acquire securities of any one investment company amounting in the aggregate to more than 10% of such company's total outstanding voting stock. The investment companies in which the Fund invests include those open-
                        and closed-end investment companies whose distributions qualify for the Dividends Received Deduction. To the extent that investment advisory and brokerage expenses of an investment company are reflected in the price of its shares held in the Fund's portfolio, there is a duplication of such expenses.

Preferred stocks        The preferred stocks in which each Fund invests are rated investment-grade (at least "BBB" by S&P or
                        "Baa" by Moody's) at the time of investment or are preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or if not rated, are of comparable quality as determined by the managers.

Common stocks           Each Fund invests in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the managers to be of comparable quality.

                        Select Dividend Trust                               Premium Dividend Fund II
Debt securities         The debt obligations in which each Fund invests are rated investment-grade (at least "BBB" by S&P or
                        "Baa" by Moody's) at the time of investment, or if not rated, are of comparable quality as determined by the managers.

Foreign securities      Neither Fund's prospectus references the ability to invest in foreign securities. Neither Fund may invest in Russian securities of any type.

Illiquid securities     Each Fund may invest up to 20% of its net assets in securities purchased in direct placements.

When-issued             Each Fund may make contracts to purchase securities on a "when-issued" basis, which means that delivery
purchases               and payment for the securities take place at a future date beyond the customary settlement date. The payment obligation and the interest rate on the securities will be fixed at the time the Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. An amount of cash or short-term U.S. Government securities equal to the Fund's commitment would be deposited in a segregated account at the Fund's custodian bank to secure the Fund's obligation.
                        Although the Fund would generally purchase securities on a when- issued basis with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into) the Fund may dispose of a security prior to settlement if the managers deem it advisable.

Repurchase              Each Fund may invest up to 5% of its net assets in repurchase agreements with broker-dealers, banks and
agreements              other financial institutions. Each Fund may enter into repurchase agreements, provided that the Fund's custodian bank always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize this risk of loss, each Fund enters into repurchase agreements only with financial institutions considered by the managers to be creditworthy under guidelines adopted by the Fund's Board.

Reverse repurchase      Current Rating Agency Guidelines prohibit the Funds from entering into reverse repurchase agreements
obligations             unless the relevant Rating Agency has advised the Fund in writing that any such action would not adversely affect the then-current rating of the preferred shares and that any such action will be in accordance with guidelines established by the relevant Rating Agency.

Securities loans        Both Funds are currently prohibited by Rating Agency Guidelines from lending portfolio securities but, if permitted to do so, they may seek to obtain additional income by making secured loans of their portfolio securities with a value of up to 331/3% of each Fund's total assets. All securities loans will be made pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the market value of the loaned securities.
                        Each Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or rights to consent accompanying loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice and it will do so in order that the securities may be voted by the Fund with respect to matters materially affecting the Fund's investment. Each Fund may also call a loan in order to sell the securities involved. Loans of portfolio securities are made only to borrowers considered by the managers to be creditworthy under guidelines adopted by each Fund's Board.

Active trading          The managers make portfolio adjustments that reflect the Fund's investment strategy but do not trade securities for the Fund for the purpose of seeking short-term profits. However, if the Fund is required to sell assets to effect mandatory redemptions of the preferred shares or to repurchase common shares, the Fund's portfolio turnover will be higher than would otherwise be the case. Each Fund's intention to operate so that the dividends paid can be designated as qualifying for the Dividends Received Deduction and tax considerations relating to the maintenance of a Fund's status as a regulated investment company limit the Fund's portfolio turnover and the amount of short-term capital gains it realizes.

                        The portfolio turnover rate for Select Dividend Fund for the period ended June 30, 2006 was 26%. The portfolio turnover rate for Premium Dividend Fund II for the period ended October 31, 2006, was 24%.
                        Each Fund's annual portfolio turnover rate generally will not exceed 200% (excluding turnover of securities having maturities of one year or less).

                        Select Dividend Trust                               Premium Dividend Fund II
Derivatives             Each Fund is permitted to engage in options and futures transaction under its investment restrictions.
                        Each Fund will engage in such transactions to hedge against a decline in the value of securities included in the Fund's portfolio or in the price of securities which it plans to purchase for the Fund through the writing and purchase of options and the purchase and sale of financial contracts and related options on such futures contracts. In addition, each Fund may seek to increase the current return of the
                        Fund's portfolio by writing covered call or secured put options. Each Fund's ability to engage in options and futures transactions may be limited by the Rating Agency Guidelines. Neither Fund will engage in options and futures transactions for leveraging purposes.

Short sales             Current Rating Agency Guidelines provide that neither Fund may make short sales of securities unless the relevant Rating Agency has advised the Fund in writing that any such action would not adversely affect its then-current rating of the preferred shares of the Fund and that any such action will be in accordance with guidelines established by the relevant Rating Agency.

Temporary defensive     There may be times when, in the managers' judgment, conditions in the securities markets would make
positions               pursuing the Fund's investment strategy inconsistent with achieving the Fund's investment objective. At such times, the managers may employ alternative strategies primarily to seek to reduce fluctuations in the value of the Fund's assets. In implementing defensive strategies, depending on the circumstances, the Fund may invest any portion of its portfolio in U.S. Government securities, investment grade corporate debt securities, high quality, short-term money market instruments and in cash. Investment income received by a Fund with respect to these investments will not be eligible for the Dividends
                        Received Deduction when distributed to shareholders and may increase the amount of additional dividends payable on the preferred shares. It is impossible to predict when, or for how long, the Fund may use these alternative strategies.

Borrowings              Current Rating Agency Guidelines prohibit the Funds from borrowing money, unless the relevant Rating
                        Agency has advised the Fund in writing that any such action would not adversely affect the then-current rating of the preferred shares and that any such action will be in accordance with guidelines established by the relevant Rating Agency.

Comparison of Global Dividend Fund to Premium Dividend Fund II

                        Global Dividend Fund                                Premium Dividend Fund II
Business                Each Fund is a diversified closed-end management investment company organized as a Massachusetts business trust.

Net assets as of        $177.3 million                                      $287.1 million
September 30, 2006

Listing                 NYSE under the ticker symbol "PGD"                  NYSE under the ticker symbol "PDT"
(common shares)

Rating of               o "AA" from S&P
preferred shares        o "aa2" from Moody's

Fiscal year end date    7/31                                                10/31

Investment adviser,     Investment Adviser:
sub-adviser and         John Hancock Advisers, LLC
portfolio managers
                        Investment Sub-Adviser:
                        MFC Global Investment Management (U.S.), LLC

                        Portfolio managers:
                        Gregory K. Phelps
                        - Joined MFC Global (U.S.) in 2005
                        - Joined Adviser in 1995
                        - Began business career in 1980

                        Mark T. Maloney
                        - Joined MFC Global (U.S.) in 2005
                        - Joined Adviser in 1982
                        - Began business career in 1976

                        Managers share investment strategy and decisions.

Investment objective    The Fund's investment objective is to provide a     The Fund's investment objective is to provide high
                        high level of current income, consistent with       current income, consistent with modest growth of
                        modest growth of capital, for holders of its        capital for holders of its common shares. The
                        common shares of beneficial interest. The           potential for modest capital appreciation on the
                        potential for modest capital appreciation on        Fund's investments in common stocks is a secondary
                        the Fund's investment in common stocks is a         consideration. The managers manage the Fund's
                        secondary consideration. This objective is not      portfolio to maximize income qualifying for the
                        fundamental and may be changed without              Dividends Received Deduction. This objective is not
                        shareholder approval.                               fundamental and may be changed without shareholder
                                                                            approval.

Primary investments     The Fund pursues its objective by investing in      The Fund pursues its investment objective by
                        a diversified portfolio of dividend-paying          investing in a diversified portfolio of dividend-
                        preferred and common stocks of domestic and         paying preferred and common stocks. Under normal
                        foreign issuers, as well as debt obligations,       circumstances, the Fund invests at least 80% of its
                        with the Fund investing only in U.S.                net assets in dividend-paying securities. The
                        dollar-denominated securities. Under normal         "assets" are defined as net assets, including the
                        circumstances, the Fund invests at least 80% of     liquidation preference amount of the DARTS, plus
                        its net assets in dividend- paying preferred        borrowings for investment purposes. Each Fund
                        and common stocks of domestic and foreign           normally invests more than 65% of its total assets
                        issuers. The "assets" are defined as net            in securities of companies in the utilities
                        assets, including the liquidation preference        industry.
                        amount of the DARTS, plus borrowings for
                        investment purposes. Under normal market
                        conditions, the Fund invests at least 65% of
                        its total assets in securities of issuers
                        located in three or more countries, including
                        the United States, with no more than 25% of the
                        Fund's total assets in securities of issuers
                        located in any single country other than the
                        United States.

                        Global Dividend Fund                                Premium Dividend Fund II
                        Under normal market conditions, the Fund
                        concentrates its investment in securities of
                        domestic and foreign companies in the utilities
                        industry by investing at least 25% of its total
                        assets in such securities. In addition, under
                        normal market conditions, the Fund invests a
                        portion of its assets (although less than 25%
                        of its total assets) in securities issued by
                        companies in the banking industry.

Investment strategy     The managers perform their own investment           The managers perform their own investment analysis
                        analysis when making investment decisions for       when making investment decisions for the Fund and do
                        the Fund and do not rely solely on the ratings      not rely solely on the ratings assigned to
                        assigned to securities by the Rating Agencies.      securities by the Rating Agencies. The managers'
                        The managers' analysis may include                  analysis may include consideration of the issuer's
                        consideration of the issuer's experience and        experience and managerial strength, changing
                        managerial strength, changing financial             financial condition, borrowing requirements or debt
                        condition, borrowing requirements or debt           maturity schedules, and its responsiveness to
                        maturity schedules, and its responsiveness to       changes in business conditions and interest or
                        changes in business conditions and interest or      dividend rates. The managers also consider relative
                        dividend rates. The managers also consider          values based on anticipated cash flow, interest or
                        relative values based on anticipated cash flow,     dividend coverage, asset coverage and earnings
                        interest or dividend coverage, asset coverage       prospects.
                        and earnings prospects.
                                                                            In selecting preferred stocks, the managers consider
                        In selecting preferred stocks and debt              current effective yield, price stability and the
                        obligations, the managers consider current          underlying fundamental characteristics of the
                        effective yield, price stability and the            issuer, with particular emphasis on debt and
                        underlying fundamental characteristics of the       dividend coverage and the potential for timely
                        issuer, with particular emphasis on debt and        payment of dividends. The managers select common
                        dividend coverage and the potential for timely      stocks on the basis of their current dividend rate
                        payment of dividends and interest. The managers     and fundamental value. The Fund focuses on common
                        select common stocks on the basis of their          stocks of those issuers which, in the opinion of the
                        current dividend rate and fundamental value.        managers, have strong fundamental characteristics,
                        The Fund focuses on common stocks of those          large market capitalizations, favorable credit
                        issuers which, in the opinion of the managers,      quality and current dividend yields generally higher
                        have strong fundamental characteristics, large      than the currently available dividend yield quoted
                        market capitalizations, favorable credit            on the S&P 500 Index. In assessing the fundamental
                        quality and current dividend yields generally       values of common stocks, the managers concentrate on
                        higher than the currently available quoted          the relationship between the issuer's underlying
                        dividend yield on common stocks included in the     earning power and the relevant price of the issuer's
                        S&P 500 Index. In assessing the fundamental         stock. The potential for modest capital appreciation
                        values of common stocks, the managers               on the Fund's investments in common stocks is a
                        concentrate on the relationship between the         secondary consideration.
                        issuer's underlying earning power and the
                        relevant price of the issuer's stock. The           The managers attempt to reduce investment and market
                        potential for modest capital appreciation on        risk by allocating substantially all of the Fund's
                        the Fund's investments in common stocks will be     assets among the following three sectors:
                        a secondary consideration.
                                                                            o  Common Stock Sector -- consisting of common
                        The managers will attempt to reduce investment         stocks with current dividend yields generally
                        and market risk by allocating substantially all        higher than the currently available dividend
                        of the Fund's assets among the following three         yield quoted on the S&P 500 Index.
                        sectors:
                                                                            o  Preferred Stock Sector -- consisting of
                        o  Common Stock Sector -- consisting of common         cumulative fixed-rate preferred stocks, sinking
                           stocks with current dividend yields                 fund preferred stocks, convertible preferred
                           generally higher than the currently                 stocks and adjustable rate preferred stocks which
                           available quoted dividend yield on common           the managers believe have above- average current
                           stocks included in the S&P 500 Index.               effective dividend yields.

                        Global Dividend Fund                                Premium Dividend Fund II
                        o  Preferred Stock and Bond Sector --               o  Low Volatility Sector -- consisting predominantly
                           consisting of (i) cumulative fixed-rate             of auction preferred stocks and money market
                           preferred stocks, sinking fund preferred            instruments, as well as certain dividend-paying
                           stocks, convertible preferred stocks and            securities which, in the managers' opinion, are
                           adjustable rate preferred stocks and (ii)           currently exhibiting greater price stability than
                           investment grade debt obligation of a               the securities in the Common and Preferred Stock
                           variety of domestic and foreign issuers,            Sectors.
                           including corporations, banks, governments
                           and their agencies, instrumentalities, and       The managers determine the assets allocated to each
                           political subdivisions and international and     of the above sectors based on their assessment of
                           supranational organizations, which the           the maximum level of current income that can be
                           managers believe have above-average current      achieved consistent with the Fund's objective of
                           effective yields.                                modest growth of capital. The managers rely in part
                                                                            on quantitative analytical techniques which measure
                        o  Low Volatility Sector -- consisting              the relative risks and opportunities of each sector
                           predominantly of auction rate preferred          based on current and historical market data, as well
                           stocks, remarketed preferred stocks and          as on its own assessment of economic and market
                           money market instruments, as well as certain     conditions. During periods of stock market weakness
                           dividend-paying securities which, in the         or uncertain market or economic conditions, as
                           managers' opinion, are currently exhibiting      determined by the managers, the Fund may
                           greater price stability than the securities      substantially increase the portion of their assets
                           in the Common Stock and Preferred Stock and      invested in the Low Volatility Sector. The managers
                           Bond Sectors.                                    continually review the Fund's asset allocation and
                                                                            make adjustments as they deem appropriate.
                        The managers determine the assets allocated to
                        each of the above sectors based on their
                        assessment of the maximum level of current
                        income that can be achieved consistent with the
                        Fund's objective of modest growth of capital
                        and its investment policies. The managers rely
                        in part on quantitative analytical techniques
                        which measure the relative risks and
                        opportunities of each sector based on current
                        and historical market data, as well as on its
                        own assessment of economic and market
                        conditions. During periods of stock or bond
                        market weakness or uncertain market or economic
                        conditions, as determined by the managers, the
                        Fund may substantially increase the portion of
                        their assets invested in the Low Volatility
                        Sector. The managers continually review the
                        Fund's asset allocation and make adjustments as
                        they deem appropriate.

                        Global Dividend Fund                                Premium Dividend Fund II
Dividends Received      So long as any DARTS are outstanding, when          The managers manage the Fund's portfolio to maximize
Deduction               considering the relative yields available from      income qualifying for the Dividends Received
                        alternative investments, the managers take into     Deduction. The Fund operates so that dividends paid
                        account whether the income derived from such        qualify in their entirety for the Dividends Received
                        securities qualifies for the Dividends Received     Deduction and the Fund does not intend to realize
                        Deduction. If the income derived from such          any net capital gains, but there is no assurance
                        securities does not so qualify for the              that this result will be achieved. If any dividends
                        Dividends Received Deduction, the managers take     on the DARTS do not so qualify because the Fund
                        into account whether the yields available on        realizes net capital gains or receives net income,
                        non- Dividends Received Deduction qualifying        excluding net capital gains, in excess of dividends
                        securities are sufficiently in excess of the        that qualify for the Dividends Received Deduction,
                        yields available from comparable Dividends          the Fund will pay additional dividends so that the
                        Received Deduction qualifying securities to         Net After-Tax Return to holders of the DARTS will,
                        compensate for any additional or higher             under then-current law, be the same as the Net
                        dividends that the Fund may be required to pay      After-Tax Return that would have been derived if
                        on the DARTS. Because the Fund may pay              such dividends had so qualified.
                        dividends that qualify for the Dividends
                        Received Deduction only from the dividends the
                        Fund receives from equity securities of U.S.
                        issuers, depending on the relative yields
                        available from time to time on non-Dividends
                        Received Deduction qualifying securities and
                        Dividends Received Deduction qualifying
                        securities, a substantial portion of the Fund's
                        total assets may be invested in dividend paying
                        securities of U.S. issuers. Under normal market
                        conditions, the Fund anticipates that at least
                        50% of the dividends paid to the holders of the
                        DARTS will qualify for the Dividends Received
                        Deduction when distributed to shareholders.

Dividend roll program   In order to seek to increase dividend income,       N/A
                        the Fund may engage in a "dividend roll
                        program." Under such a program, the Fund will
                        purchase dividend-paying stock prior to its
                        ex-dividend date and sell it on or after the
                        ex-dividend date. The Fund currently intends to
                        hold such stock of U.S. domestic issuers at
                        least 46 days and to meet certain other
                        requirements in connection with its efforts to
                        enable dividends from such stock to be eligible
                        for the Dividends Received Deduction when
                        distributed to shareholders. Dividends from
                        stock of foreign issuers are not eligible for
                        the Dividends Received Deduction.

Diversification         Each Fund is diversified, which means that, with respect to 75% of its total assets, each Fund cannot invest (i) more than 5% of its total assets in securities of a single issuer or (ii) in securities representing more than 10% of the outstanding voting securities of an issuer.

Concentration           The Fund will not invest more than 25% of the       The Fund normally invests more than 65% of its total
                        value of its total assets in the securities of      assets in securities of companies in the utilities
                        issuers primarily engaged in any one industry       industry. No more than 25% of the Fund's total
                        except the utilities industry, in which the         assets may be invested in securities of companies in
                        Fund invests not less than 25% of its total         any other one industry; provided that this
                        assets; provided that this limitation does not      limitation does not apply to obligations issued or
                        apply to obligations issued or guaranteed as to     guaranteed as to interest and principal by the U.S.
                        interest and principal by the U.S. Government       Government or its agencies or instrumentalities or
                        or its agencies or instrumentalities or to          to repurchase agreements secured by such obligations
                        repurchase agreements secured by such               or to bank money-market instruments.
                        obligations.


                        Global Dividend Fund                                Premium Dividend Fund II
Investment companies    To the extent permitted by the 1940 Act, the        The Fund may invest up to 10% of the value of its
                        Fund may invest in dividend paying securities       total assets in dividend-paying securities of
                        of registered investment companies that invest      registered investment companies that invest
                        primarily in investment grade securities. To        primarily in investment grade securities. The Fund
                        the extent that investment advisory and             will not acquire securities of any one investment
                        brokerage expenses of an investment company are     company if, immediately thereafter, the Fund would
                        reflected in the price of its shares held in        own in the aggregate more than 3% of such company's
                        the Fund's portfolio, investment in securities      total outstanding voting stock or securities issued
                        of other investment companies results in a          by such company would have an aggregate value in
                        duplication of such expenses.                       excess of 5% of the Fund's total assets. In
                                                                            addition, the Fund and all other investment
                                                                            companies having the same adviser will not acquire
                                                                            securities of any one investment company amounting
                                                                            in the aggregate to more than 10% of such company's
                                                                            total outstanding voting stock. The investment
                                                                            companies in which the Fund invests include those
                                                                            open- and closed-end investment companies whose
                                                                            distributions qualify for the Dividends Received
                                                                            Deduction. To the extent that investment advisory
                                                                            and brokerage expenses of an investment company are
                                                                            reflected in the price of its shares held in the
                                                                            Fund's portfolio, there is a duplication of such
                                                                            expenses.

Preferred stocks        The preferred stocks in which each Fund invests are rated investment-grade (at least "BBB" by S&P or
                        "Baa" by Moody's) at the time of investment or are preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or if not rated, are of comparable quality as determined by the managers.

Common stocks           Each Fund invests in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the managers to be of comparable quality.

Debt securities         The Fund may invest up to 35% of its total          The debt obligations in which the Fund invests are
                        assets in debt obligations of a variety of          rated investment-grade (at least "BBB" by S&P or
                        domestic and foreign issuers, including             "Baa" by Moody's) at the time of investment or, if
                        corporations, banks, governments and their          not rated, are of comparable quality as determined
                        agencies, instrumentalities and political           by the managers.
                        subdivisions and international and
                        supranational organizations.

                        The debt obligations in which the Fund invests are rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or, if not rated, will be of comparable quality as determined by the managers.

                        Global Dividend Fund                                Premium Dividend Fund II
Foreign securities      The Fund invests in three or more countries         The Fund's prospectus does not reference the ability
                        (including the United States), but it may not       to invest in foreign securities. The Fund may not
                        invest more than 25% of its total assets in any     invest in Russian securities of any type.
                        single country, excluding the United States.

                        The Fund may invest only in U.S. dollar
                        denominated securities of foreign issuers.
                        These securities may include investment grade preferred stocks of foreign corporations and investment grade debt obligations of a variety of foreign issuers, including foreign corporations and banks, foreign governments and their agencies, instrumentalities and political subdivisions, and international and supranational organizations such as the World
                        Bank and the Asian Development Bank. The foreign securities in which the Fund invests are of issuers located in Western Europe, Canada, Australia, New Zealand or the Far East, although the Fund is not prohibited from investing in securities of issuers located in any other country or region. When selecting among issuers located in different countries, the managers consider such factors as relative yield, credit quality, interest rate trends and political and economic stability.

                        The Fund may invest in Russian securities, with restrictions. The Fund may invest a maximum of 10% of its total assets in Russian fixed income securities and a maximum of 5% of its total assets in Russian equity securities. Further, all Russian securities must be (i) denominated in USD; (ii) traded on a major exchange; and
                        (iii) held physically outside of Russia.

                        As an alternative to investing directly in foreign securities, the Fund may invest in American Depositary Receipts ("ADRs"). The Fund will only invest in those ADRs sponsored by the issuer of the underlying foreign security.

Illiquid securities     The Fund may invest up to 20% of its total          The Fund may invest up to 20% of its net assets in
                        assets in securities for which there is no          securities purchased in direct placements.
                        readily available secondary market, including
                        securities acquired in private placements,
                        joint ventures and partnerships.

                        Global Dividend Fund                                Premium Dividend Fund II
When-issued             The Fund may make contracts to purchase             The Fund may make contracts to purchase securities
purchases               securities on a "when-issued" or "delayed           on a "when-issued" basis, which means that delivery
                        delivery" basis. Pursuant to such contracts,        and payment for the securities take place at a
                        delivery and payment for the securities occurs      future date beyond the customary settlement date.
                        at a date later than the customary settlement       The payment obligation and the interest rate on the
                        date. The payment obligation and the interest       securities are fixed at the time the Fund enters
                        rate on the securities are fixed at the time        into the commitment, but interest does not accrue to
                        the Fund enters into the commitment, but            the Fund until delivery of and payment for the
                        interest will not accrue to the Fund until          securities. An amount of cash or short-term U.S.
                        delivery of and payment for the securities. An      Government securities equal to the Fund's commitment
                        amount of cash or high quality securities equal     is deposited in a segregated account at the Fund's
                        to the amount of the Fund's commitment is           custodian bank to secure the Fund's obligation.
                        deposited in a segregated account at the Fund's     Although the Fund generally purchases securities on
                        custodian to secure the Fund's obligation.          a when-issued basis with the intention of actually
                        Although the Fund generally purchases               acquiring the securities for its portfolio (or for
                        securities on a when-issued or delayed delivery     delivery pursuant to options contracts it has
                        basis with the intention of actually acquiring      entered into), the Fund may dispose of a security
                        the securities for its portfolio (or for            prior to settlement if the managers deem it
                        delivery pursuant to options contracts it has       advisable.
                        entered into) and not for leverage purposes,
                        the Fund may dispose of a security prior to
                        settlement if the managers deem it advisable.

Repurchase              The Fund may engage in repurchase agreements        The Fund may invest up to 5% of its net assets in
agreements              with broker-dealers, banks and other financial      repurchase agreements with broker-dealers, banks and
                        institutions.                                       other financial institutions.

                        Each Fund may enter into repurchase agreements, provided that each Fund's custodian bank always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss, each Fund will enter into repurchase agreements only with financial institutions considered by the managers to be creditworthy under guidelines adopted by the Fund's Board.

Reverse repurchase      Current Rating Agency Guidelines prohibit the Funds from entering into reverse repurchase agreements
obligations             unless the relevant Rating Agency has advised the Fund in writing that any such action would not adversely affect the then-current rating of the preferred shares and that any such action will be in accordance with guidelines established by the relevant Rating Agency.

Securities loans        Current Rating Agency Guidelines prohibit the Fund from lending any securities unless it has received written confirmation by the relevant Rating Agency that such action would not impair the ratings then assigned to the DARTS. In the future, and if permitted to do so, the Funds may seek to obtain additional income by making secured loans of their portfolio securities with a value of up to 331/3% of each Fund's total assets. All securities loans will be made pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the market value of the loaned securities. Each Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or rights to consent accompanying loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice and it will do so in order that the securities may be voted by the Fund with respect to matters materially affecting the Fund's investment. Each Fund may also call a loan in order to sell the securities involved. Loans of portfolio securities will be made only to borrowers considered by the managers to be creditworthy under guidelines adopted by each Fund's Board.

                        Global Dividend Fund                                Premium Dividend Fund II
Active trading          The portfolio turnover rate for Global Dividend     The managers make portfolio adjustments that reflect
                        Fund for the period ended July 31, 2006, was        the Fund's investment strategy, but do not trade
                        24%. The Fund's annual portfolio turnover rate      securities for the Fund for the purpose of seeking
                        generally will not exceed 200% (excluding           short-term profits. However, if the Fund is required
                        turnover of securities having maturities of one     to sell assets to effect mandatory redemptions of
                        year or less).                                      the preferred shares or to repurchase common shares,
                                                                            the Fund's portfolio turnover will be higher than
                                                                            would otherwise be the case. The Fund's intends to
                                                                            operate so that the dividends paid are designated as
                                                                            qualifying in their entirety for the Dividends
                                                                            Received Deduction, and tax considerations relating
                                                                            to the maintenance of the Fund's status as a
                                                                            regulated investment company limit the Fund's
                                                                            portfolio turnover and the amount of short-term
                                                                            capital gains it may realize.

                                                                            The portfolio turnover rate for Premium Dividend Fund II
                                                                            for the period ended October 31, 2006, was 24%. The
                                                                            Fund's annual portfolio turnover rate generally will not
                                                                            exceed 200% (excluding turnover of securities having
                                                                            maturities of one year or less).

Derivatives             The Fund is permitted to engage in options and      The Fund is permitted to engage in options and
                        futures transactions under its investment           futures transaction under its investment
                        restrictions. The Fund may engage in such           restrictions. The Fund may engage in such
                        transactions when deemed advantageous in order      transactions to hedge against a decline in the value
                        to pursue the Fund's investment objective, to       of securities included in the Fund's portfolio or in
                        seek to hedge against the effects of market         the price of securities which it plans to purchase
                        conditions, to seek to stabilize the value of       for the Fund through the writing and purchase of
                        its assets, to facilitate the sale of               options and the purchase and sale of financial
                        securities, to establish a position in the          contracts and related options on such futures
                        securities markets as a temporary substitute        contracts. In addition, the Fund may seek to
                        for purchasing particular securities, to manage     increase the current return of the Fund's portfolio
                        the effective dollar-weighted average duration      by writing covered call or secured put options. The
                        of the Fund's portfolio and for other               Fund's ability to engage in options and futures
                        appropriate risk management purposes. In            transactions may be limited by the Rating Agency
                        addition, the Fund may seek to increase the         Guidelines. The Fund will not engage in options and
                        current return of the Fund's portfolio by           futures transactions for leveraging purposes.
                        writing covered call or secured put options.
                        The Fund's ability to engage in options and
                        futures transactions may be limited by the
                        Rating Agency Guidelines. The Fund will not
                        engage in options and futures transactions for
                        speculative purposes.

Short sales             The Rating Agency Guidelines provide that the       Current Rating Agency Guidelines provide that the
                        Fund may not make short sales of securities         Fund may not make short sales of securities unless
                        unless covered, unless it has received written      the relevant Rating Agency has advised the Fund in
                        confirmation from the relevant Rating Agency        writing that any such action would not adversely
                        that any such action would not impair the           affect its then-current rating of the preferred
                        rating then assigned to the DARTS and that any      shares of the Fund and that any such action will be
                        such action will be in accordance with the          in accordance with guidelines established by the
                        guidelines established by the relevant Rating       relevant Rating Agency.
                        Agency.

                        Global Dividend Fund                                Premium Dividend Fund II
Temporary defensive     When in the judgment of the managers a              There may be times when, in the managers' judgment,
positions               temporary defensive posture is appropriate, the     conditions in the securities markets would make
                        Fund may invest its assets without limitation       pursuing the Fund's investment strategy inconsistent
                        in U.S. Government obligations, high grade          with achieving the Fund's investment objective. At
                        (i.e., rated within the two highest rating          such times, the managers may employ alternative
                        categories by a nationally recognized rating        strategies primarily to seek to reduce fluctuations
                        service) corporate debt securities of domestic      in the value of the Fund's assets. In implementing
                        issuers, U.S. dollar- denominated high grade        defensive strategies, depending on the
                        debt obligations of foreign issuers, high           circumstances, the Fund may invest any portion of
                        grade, short-term money market instruments and      its portfolio in U.S. Government securities,
                        cash.                                               investment grade corporate debt securities, high
                                                                            quality, short-term money market instruments and in
                                                                            cash. Investment income received by a Fund with
                                                                            respect to these investments will not be eligible
                                                                            for the Dividends Received Deduction when
                                                                            distributed to shareholders and may increase the
                                                                            amount of additional dividends payable on the
                                                                            preferred shares. It is impossible to predict when,
                                                                            or for how long, the Fund may use these alternative
                                                                            strategies.

Borrowings              Current Agency Guidelines prohibit the Fund         Current Agency Guidelines prohibit the Fund from
                        from borrowing money except for the purpose of      borrowing money unless the relevant Rating Agency
                        clearing transactions in portfolio securities       has advised the Fund in writing that any such action
                        (which borrowings shall under any circumstances     would not adversely affect the then- current rating
                        be limited to the lesser of $10 million and an      of the DARTS and that any such action will be in
                        amount equal to 5% of the market value of the       accordance with guidelines established by the
                        Fund's assets at the time of such borrowings        relevant Rating Agency.
                        and which borrowings shall be repaid within 60
                        days and not be extended or renewed), unless
                        the Fund has received written confirmation from
                        the relevant Rating Agency that such action
                        would not impair the ratings then assigned to
                        the DARTS.

Comparison of Preferred Dividend Fund to Premium Dividend Fund II

                        Preferred Dividend Fund                             Premium Dividend Fund II
Business                Each Fund is a diversified closed-end management investment company organized as a Massachusetts business trust.

Net assets as of        $154.2 million                                      $287.1 million
September 30, 2006

Listing                 NYSE under the ticker symbol "PPF"                  NYSE under the ticker symbol "PDT"
(common shares)

Rating of               "aa" from Moody's                                   o  "AA" from S&P
preferred shares                                                            o  "aa2" from Moody's

Fiscal year end date    5/31                                                10/31

Investment adviser,    Investment Adviser:
sub-adviser and        John Hancock Advisers, LLC
portfolio managers
                        Investment Sub-Adviser:
                        MFC Global Investment Management (U.S.), LLC

                        Portfolio managers:
                        Gregory K. Phelps
                        - Joined MFC Global (U.S.) in 2005
                        - Joined Adviser in 1995
                        - Began business career in 1980

                        Mark T. Maloney
                        - Joined MFC Global (U.S.) in 2005
                        - Joined Adviser in 1982
                        - Began business career in 1976

                        Managers share investment strategy and decisions.

Investment objective    The Fund's investment objective is to provide a     The Fund's investment objective is to provide high
                        high level of current income, consistent with       current income, consistent with modest growth of
                        preservation of capital. This objective is non-     capital for holders of its common shares. The
                        fundamental and can be changed without              potential for modest capital appreciation on the
                        shareholder approval.                               Fund's investments in common stocks is a secondary
                                                                            consideration. The managers manage the Fund's
                                                                            portfolio to maximize income qualifying for the
                                                                            Dividends Received Deduction. This objective is not
                                                                            fundamental and may be changed without shareholder
                                                                            approval.

Primary investments     The Fund pursues its objective by investing in      The Fund pursues its investment objective by
                        preferred stocks that, in the opinion of the        investing in a diversified portfolio of dividend
                        managers, may be undervalued relative to            paying preferred and common stocks. Under normal
                        similar securities in the marketplace. Under        circumstances, the Fund invests at least 80% of its
                        normal circumstances, the Fund invests at least     net assets in dividend-paying securities. The
                        80% of its assets in dividend-paying preferred      "assets" are defined as net assets, including the
                        securities. The "assets" are defined as net         liquidation preference amount of the DARTS, plus
                        assets including the liquidation preference         borrowings for investment purposes. The Fund
                        amount of the preferred shares plus borrowings      normally invests more than 65% of its total assets
                        for investment purposes.                            in securities of companies in the utilities
                                                                            industry.

                        Preferred Dividend Fund                             Premium Dividend Fund II
Investment strategy     The managers perform their own investment           The managers perform their own investment analysis
                        analysis when making investment decisions for       when making investment decisions for the Fund and do
                        the Fund and do not rely solely on the ratings      not rely solely on the ratings assigned to
                        assigned to rated securities. The managers'         securities by the Rating Agencies. The managers'
                        analysis may include consideration of the           analysis may include consideration of the issuer's
                        issuer's experience and managerial strength,        experience and managerial strength, changing
                        changing financial condition, borrowing             financial condition, borrowing requirements or debt
                        requirements or debt maturity schedules, and        maturity schedules, and its responsiveness to
                        its responsiveness to changes in business           changes in business conditions and interest or
                        conditions and interest or dividend rates. The      dividend rates. The managers also consider relative
                        managers also consider relative values based on     values based on anticipated cash flow, interest or
                        anticipated cash flow, interest or dividend         dividend coverage, asset coverage and earnings
                        coverage, asset coverage, earnings prospects,       prospects.
                        current yield, price stability and the
                        underlying fundamental characteristics of the       In selecting preferred stocks, the managers consider
                        issuer, with particular emphasis on the             current effective yield, price stability and the
                        potential for timely payment of dividends and       underlying fundamental characteristics of the
                        interest.                                           issuer, with particular emphasis on debt and
                                                                            dividend coverage and the potential for timely
                                                                            payment of dividends. The managers select common
                                                                            stocks on the basis of their current dividend rate
                                                                            and fundamental value. The Fund focuses on common
                                                                            stocks of those issuers which, in the opinion of the
                                                                            managers, have strong fundamental characteristics,
                                                                            large market capitalizations, favorable credit
                                                                            quality and current dividend yields generally higher
                                                                            than the currently available dividend yield quoted
                                                                            on the S&P 500 Index. In assessing the fundamental
                                                                            values of common stocks, the managers concentrate on
                                                                            the relationship between the issuer's underlying
                                                                            earning power and the relevant price of the issuer's
                                                                            stock. The potential for modest capital appreciation
                                                                            on a Fund's investments in common stocks is a
                                                                            secondary consideration.

                                                                            The managers attempt to reduce investment and market
                                                                            risk by allocating substantially all of the Fund's
                                                                            assets among the following three sectors:

                                                                            o  Common Stock Sector -- consisting of common
                                                                               stocks with current dividend yields generally
                                                                               higher than the currently available dividend
                                                                               yield quoted on the S&P 500 Index.

                                                                            o  Preferred Stock Sector -- consisting of
                                                                               cumulative fixed-rate preferred stocks, sinking
                                                                               fund preferred stocks, convertible preferred
                                                                               stocks and adjustable rate preferred stocks which
                                                                               the managers believe have above- average current
                                                                               effective dividend yields.

                                                                            o  Low Volatility Sector -- consisting predominantly
                                                                               of auction preferred stocks and money market
                                                                               instruments, as well as certain dividend-paying
                                                                               securities which, in the managers' opinion, are
                                                                               currently exhibiting greater price stability than
                                                                               the securities in the Common and Preferred Stock
                                                                               Sectors.

                        Preferred Dividend Fund                             Premium Dividend Fund II
                                                                            The managers determine the assets allocated to each
                                                                            of the above sectors based on its assessment of the
                                                                            maximum level of current income that can be achieved
                                                                            consistent with the Fund's objective of modest
                                                                            growth of capital. The managers rely in part on
                                                                            quantitative analytical techniques which measure the
                                                                            relative risks and opportunities of each sector
                                                                            based on current and historical market data, as well
                                                                            as on its own assessment of economic and market
                                                                            conditions. During periods of stock market weakness
                                                                            or uncertain market or economic conditions, as
                                                                            determined by the managers, the Fund may
                                                                            substantially increase the portion of their assets
                                                                            invested in the Low Volatility Sector. The managers
                                                                            continually review the Fund's asset allocation and
                                                                            make adjustments as they deem appropriate.

Dividends Received      So long as any preferred shares are                 The managers manage the Fund's portfolio to maximize
Deduction               outstanding, when considering the relative          income qualifying for the Dividends Received
                        yields available from alternative investments,      Deduction. The Fund operates so that dividends paid
                        the managers manage the Fund's portfolio to         qualify in their entirety for the Dividends Received
                        maximize the income derived from such               Deduction and the Fund does not intend to realize
                        securities that qualifies for the Dividends         any net capital gains, but there is no assurance
                        Received Deduction. If the income derived from      that this result will be achieved. If any dividends
                        such investments does not so qualify, the           on the DARTS do not so qualify because the Fund
                        managers will take into account whether the         realizes net capital gains or receives net income,
                        yields available on non- Dividends Received         excluding net capital gains, in excess of dividends
                        Deduction qualifying securities to compensate       that qualify for the Dividends Received Deduction,
                        for the additional dividends that the Fund will     the Fund will pay additional dividends so that the
                        be required to pay to the holders of the            Net After-Tax Return to holders of the DARTS will,
                        preferred shares. Because only equity               under then-current law, be the same as the Net
                        securities of U.S. issuers pay dividends from       After-Tax Return that would have been derived if
                        which the Fund may make distributions that          such dividends had so qualified.
                        qualify for the Dividends Received Deduction,
                        depending on the relative yields available from
                        time to time on non- Dividends Received
                        Deduction qualifying securities and Dividends
                        Received Deduction qualifying securities, a
                        substantial portion of the Fund's total assets
                        may be invested in dividend paying securities
                        of U.S. issuers.

Diversification         Each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund cannot invest (i) more than 5% of its total assets in securities of a single issuer or (ii) in securities representing more than 10% of the outstanding voting securities of an issuer.

Concentration           The Fund emphasizes investments in preferred        The Fund normally invests more than 65% of its total
                        stocks issued by corporations in the financial      assets in securities of companies in the utilities
                        services and utilities sectors, as well as          industry. No more than 25% of the Fund's total
                        other regulated industries. However, the Fund       assets may be invested in securities of companies in
                        does not invest more than 25% of the value of       any other one industry; provided that this
                        its total assets in the securities of issuers       limitation does not apply to obligations issued or
                        primarily engaged in the financial services         guaranteed as to interest and principal by the U.S.
                        sector, utilities sectors or any other              Government or its agencies or instrumentalities or
                        industry; provided that this limitation does        to repurchase agreements secured by such obligations
                        not apply to obligations issued or guaranteed       or to bank money-market instruments.
                        as to interest and principal by the U.S.
                        Government or its agencies or instrumentalities
                        or to repurchase agreements secured by such
                        obligations.

                        Preferred Dividend Fund                             Premium Dividend Fund II
Preferred stocks        The preferred stocks in which each Fund invests are rated investment-grade (at least "BBB" by S&P or
                        "Baa" by Moody's) at the time of investment or are preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics or, if not rated, are of comparable quality as determined by the managers.

Common stocks           Up to 20% of the Fund's total assets may be         The Fund invests in common stocks of issuers whose
                        invested in common stocks. The Fund invests in      senior debt is rated investment-grade or, in the
                        common stocks of issuers whose senior debt is       case of issuers that have no rated senior debt
                        rated investment-grade or, in the case of           outstanding, whose senior debt is considered by the
                        issuers that have no rated senior debt              managers to be of comparable quality.
                        outstanding, whose senior debt is considered by
                        the managers to be of comparable quality.

Debt securities         The Fund may invest up to 20% of its total          The debt obligations in which the Fund invests are
                        assets in debt securities with ratings              rated investment-grade (at least "BBB" by S&P or
                        equivalent to those of the preferred stocks in      "Baa" by Moody's) at the time of investment or, if
                        which the Fund may invest. Debt securities in       not rated, are of comparable quality as determined
                        which the Fund may invest include securities        by the managers.
                        issued or guaranteed by the U.S. Government,
                        its agencies or instrumentalities and custodial
                        receipts therefor; securities issued or
                        guaranteed by a foreign government or any of
                        its political subdivisions, authorities,
                        agencies or instrumentalities or by
                        international or supranational entities;
                        corporate debt securities including notes,
                        bonds and debentures; certificates of deposit
                        and bankers' acceptances issued or guaranteed
                        by, or time deposits maintained at banks
                        (including U.S. or foreign branches of U.S.
                        banks or U.S. or foreign branches of foreign
                        banks) having total assets of more than $1
                        billion; commercial paper; and mortgage related
                        securities. These securities are U.S. dollar
                        denominated and may be of any maturity.

Foreign securities      The Fund will not invest in foreign denominated     The Fund's prospectus does not reference the ability
                        securities. The Fund may not invest in Russian      to invest in foreign securities. The Fund may not
                        securities of any type.                             invest in Russian securities of any type.

Illiquid securities     The Fund may invest up to 5% of its total           The Fund may invest up to 20% of its net assets in
                        assets in securities for which there is no          securities purchased in direct placements.
                        readily available secondary market, including
                        securities acquired in private placements,
                        joint ventures and partnerships.

When-issued             Each Fund may make contracts to purchase securities on a "when-issued" basis, which means that delivery
purchases               and payment for the securities take place at a future date beyond the customary settlement date. The payment obligation and the interest rate on the securities are fixed at the time the Fund enters into the commitment, but interest does not accrue to the Fund until delivery of and payment for the securities. An amount of cash or short-term U.S. Government securities equal to the Fund's commitment is deposited in a segregated account at the Fund's custodian bank to secure the Fund's obligation. Although the Fund generally purchases securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into), the Fund may dispose of a security prior to settlement if the managers deem it advisable.

Repurchase              The Fund may engage in repurchase agreements        The Fund may invest up to 5% of its net assets in
agreements              with broker-dealers, banks and other financial      repurchase agreements with broker-dealers, banks and
                        institutions.                                       other financial institutions.

                        Preferred Dividend Fund                             Premium Dividend Fund II
                        Each Fund may enter into repurchase agreements, provided that the Fund's custodian bank always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize this risk of loss, each Fund enters into repurchase agreements only with financial institutions considered by the managers to be creditworthy under guidelines adopted by the Fund's Board.

Reverse repurchase      The Fund is currently prohibited by current         The Fund is currently prohibited by current Rating
agreements              Rating Agency Guidelines from entering into         Agency Guidelines from entering into reverse
                        reverse repurchase agreements unless the            repurchase agreements unless the relevant Rating
                        relevant Rating Agency has advised the Fund in      Agency has advised the Fund in writing that any such
                        writing that any such action would not              action would not adversely affect the then-current
                        adversely affect the then-current rating of the     rating of the preferred shares and that any such
                        preferred shares.                                   action will be in accordance with guidelines
                                                                            established by the relevant Rating Agency.

Securities loans        The Fund does not currently intend to lend          The Fund is currently prohibited by Rating Agency
                        portfolio securities.                               Guidelines from lending portfolio securities.

                        In the future, and if permitted to do so, the Funds may seek to obtain additional income by making secured loans of their portfolio securities with a value of up to 331/3% of each Fund's total assets.
                        All securities loans are made pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the market value of the loaned securities. Each Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or rights to consent accompanying loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice and it will do so in order that the securities may be voted by the Fund with respect to matters materially affecting the Fund's investment. Each Fund may also call a loan in order to sell the securities involved. Loans of portfolio securities are made only to borrowers considered by the managers to be creditworthy under guidelines adopted by each Fund's Board.

Active trading          The portfolio turnover rate for Preferred           The managers make portfolio adjustments that reflect
                        Dividend Fund for the period ended May 31,          the Fund's investment strategy, but do not trade
                        2006, was 16%. The Fund's annual portfolio          securities for the Fund for the purpose of seeking
                        turnover rate generally will not exceed 200%        short-term profits. However, if the Fund is required
                        (excluding turnover of securities having            to sell assets to effect mandatory redemptions of
                        maturities of one year or less).                    the preferred shares or to repurchase common shares,
                                                                            the Fund's portfolio turnover will be higher than
                                                                            would otherwise be the case. The Fund's intention to
                                                                            operate so that the dividends paid are designated as
                                                                            qualifying in their entirety for the Dividends
                                                                            Received Deduction and tax considerations relating
                                                                            to the maintenance of the Fund's status as a
                                                                            regulated investment company limit the Fund's
                                                                            portfolio turnover and the amount of short-term
                                                                            capital gains it may realize.

                                                                            The portfolio turnover rate for Premium Dividend
                                                                            Fund II for the period ended October 30, 2005 was
                                                                            11%. The Fund's annual portfolio turnover rate
                                                                            generally will not exceed 200% (excluding turnover
                                                                            of securities having maturities of one year or
                                                                            less).

                        Preferred Dividend Fund                             Premium Dividend Fund II
Derivatives             The Fund is permitted to engage in options,         The Fund is permitted to engage in options and
                        futures and swap transactions under its             futures transaction under its investment
                        Investment Transactions. The Fund may engage in     restrictions. The Fund may engage in such
                        such transactions when deemed advantageous in       transactions to hedge against a decline in the value
                        order to pursue the Fund's investment               of securities included in the Fund's portfolio or in
                        objective, to seek to hedge against the effects     the price of securities which it plans to purchase
                        of market conditions, to seek to stabilize the      for the Fund through the writing and purchase of
                        value of its assets, to facilitate the sale of      options and the purchase and sale of financial
                        securities, to establish a position in the          contracts and related options on such futures
                        securities markets as a temporary substitute        contracts. In addition, the Fund may seek to
                        for purchasing particular securities, to manage     increase the current return of the Fund's portfolio
                        the effective duration of the Fund's portfolio      by writing covered call or secured put options. The
                        and for appropriate risk management purposes.       Fund's ability to engage in options and futures
                        In addition, the Fund is permitted under the        transactions may be limited by the Rating Agency
                        Fund's investment restrictions to seek to           Guidelines. The Fund will not engage in options and
                        increase the current return of the Fund's           futures transactions for leveraging purposes.
                        portfolio by writing covered call or secured
                        put options. However, the Fund does not
                        currently intend to engage in options, futures
                        and swaps transactions other than for hedging
                        and risk management purposes. The Fund's
                        ability to engage in options, futures and swaps
                        transactions may be limited by the Rating
                        Agency Guidelines.

Short sales             Current Rating Agency Guidelines provide that       Current Rating Agency Guidelines provide that the
                        the Fund may not make short sales of securities     Fund may not make short sales of securities unless
                        unless covered and unless it has received           the Rating Agency has advised the Fund in writing
                        written confirmation from the relevant Rating       that any such action would not adversely affect its
                        Agency that any such action would not impair        then-current rating of the preferred shares of the
                        the rating then assigned to the preferred           Fund and that any such action will be in accordance
                        shares.                                             with guidelines established by the relevant Rating
                                                                            Agency.

Temporary defensive     There may be times when, in the managers'           There may be times when, in the managers' judgment,
positions               judgment, conditions in the securities market       conditions in the securities markets would make
                        would make pursuit of the Fund's investment         pursuing the Fund's investment strategy inconsistent
                        strategy inconsistent with achievement of the       with achieving the Fund's investment objective. At
                        Fund's investment objective. At such times, the     such times, the managers may employ alternative
                        managers may employ alternative strategies          strategies primarily to seek to reduce fluctuations
                        primarily to seek to reduce fluctuations in the     in the value of the Fund's assets. In implementing
                        value of the Fund's assets. In implementing         defensive strategies, depending on the
                        these temporary defensive strategies, depending     circumstances, the Fund may invest any portion of
                        on the circumstances, the Fund may invest an        its portfolio in U.S. Government securities,
                        unlimited portion of its portfolio in U.S.          investment grade corporate debt securities, high
                        dollar-denominated corporate debt securities,       quality, short-term money market instruments and in
                        short-term money market instruments, in each        cash. Investment income received by a Fund with
                        case rated within the two highest rating            respect to these investments will not be eligible
                        categories by a nationally recognized               for the Dividends Received Deduction when
                        statistical rating organization, U.S.               distributed to shareholders and may increase the
                        Government securities and cash .                    amount of additional dividends payable on the
                                                                            preferred shares. It is impossible to predict when,
                                                                            or for how long, the Fund may use these alternative
                                                                            strategies.

                        Preferred Dividend Fund                             Premium Dividend Fund II
Borrowings              Current Rating Agency Guidelines prohibit the       Current Rating Agency Guidelines prohibit the Fund
                        Fund from borrowing money except for the            from borrowing money, unless the relevant Rating
                        purpose of clearing transactions in portfolio       Agency has advised the Fund in writing that any such
                        securities (which borrowings shall under any        action would not adversely affect the then-current
                        circumstances be limited to the lesser of $10       rating of the DARTS and that any such action will be
                        million and an amount equal to 5% of the market     in accordance with guidelines established by the
                        value of the Fund's assets at the time of such      relevant Rating Agency.
                        borrowing and which borrowings shall be repaid
                        within 60 days and not be extended or renewed),
                        unless the Fund has received written
                        confirmation from the relevant Rating Agency
                        that such action would not impair the ratings
                        then assigned to the preferred shares. If the
                        Fund's borrowings exceed 5% of its net assets,
                        the Fund may not purchase additional portfolio
                        securities.

Fee, Expense and Distributions on Preferred Shares Table for Common Shareholders of the Funds

Summary of Expense Comparison
As the tables below indicate, the pro forma total annual expenses of Premium Dividend Fund II are expected to be lower than your Fund's total annual expenses.

The Funds' Expenses
The tables below illustrate the change in operating expenses expected as a result of the Reorganization. The tables set forth (i) the fees, expenses and distributions to preferred shareholders paid by Premium Dividend Fund I for the 12-month period ended September 30, 2006, (ii) the fees, expenses and distributions to preferred shareholders paid by Premium Dividend Fund II for the 12-month period ended October 31, 2006; (iii) the fees, expenses, and distributions to preferred shareholders paid by Select Dividend Trust for the 12-month period ended June 30, 2006; (iv) the fees, expenses and distributions to preferred shareholders paid by Global Dividend Fund for the 12-month period ended July 31, 2006; (v) the fees, expenses and distributions to preferred shareholders paid by Preferred Dividend Fund for the 12-month period ended May 31, 2006; and (vi) the pro forma fees, expenses and distributions to preferred shareholders for the Acquiring Fund for the 12-month period ended October 31, 2006, assuming each of the Reorganizations had been completed at the beginning of such period. The following tables show each Fund's expenses as a percentage of net assets attributable to common shares and reflect the issuance of preferred shares in an amount equal to 34.0% of the Acquiring Fund's total assets, 31.2% of Premium Dividend Fund I's total assets, 33.2% of Select Dividend Trust's total assets, 34.4% of Global Dividend Fund's total assets, 32.5% of Preferred Dividend Fund's total assets and 34.5% of the combined Fund's total assets after the Reorganizations are completed.

As described herein, an unfavorable vote by one of the Acquired Funds will not affect the implementation of the Reorganization by another Acquired Fund if approved by such other Acquired Fund. It is anticipated that the most favorable expense ratio will be achieved for each Acquired Fund if all of the Reorganizations are approved and implemented and that the least favorable expense ratio for each Acquired Fund will result if such Acquired Fund is the only Fund that participates in the Reorganization with the Acquiring Fund. As such, the following tables illustrate the anticipated change in operating expenses expected as a result of (i) all Acquired Funds approving and participating in the Reorganization, (ii) Reorganization of only Premium Dividend Fund I into the Acquiring Fund, (iii) Reorganization of only Select Dividend Trust into the Acquiring Fund, (iv) Reorganization of only Global Dividend Fund into the Acquiring Fund, and (v) Reorganization of only Preferred Dividend Fund into the Acquiring Fund. Because each Acquired Fund's participation in the Reorganization is not contingent on whether the Reorganization is approved by any of the other Acquired Funds, several Fund combinations are possible and the effects on expenses for all possible combinations are not illustrated in the expense tables below. It is expected, however, that the range of resulting expenses from the possible Fund combinations will be captured in the included expense tables because such tables illustrate what is anticipated to be the least and most favorable resulting expenses for each Fund.

I.   All Acquired Funds Participating in the Reorganization:

                                                                                                             PRO
                                                                ACTUAL                                      FORMA(1)
                                ---------------------------------------------------------------------------------------
                                                 Premium
                                  Premium        Dividend       Select         Global       Preferred       Premium
                                 Dividend        Fund II       Dividend        Dividend      Dividend       Dividend
                                Fund I (PDF)      (PDT)       Trust (DIV)     Fund (PGD)    Fund (PPF)    Fund II (PDT)
-----------------------------------------------------------------------------------------------------------------------
Common Shareholder Transaction
  Expenses(2)
Sales Load (as a percentage
  of offering price)               None(3)        None(3)        None(3)        None(3)        None(3)        None(3)
Dividend Reinvestment Plan Fees    None(4)        None(4)        None(4)        None(4)        None(4)        None(4)

(Unaudited)

                                                                       ACTUAL
                                               Percentage of Net Assets Attributable to Common Shares       PRO
                                                      (Assuming Leverage as Described Above)(5)            FORMA(1)
                                ---------------------------------------------------------------------------------------
                                                Premium
                                Premium         Dividend       Select         Global        Preferred      Premium
                                Dividend        Fund II       Dividend       Dividend       Dividend       Dividend
                               Fund I (PDF)      (PDT)       Trust (DIV)     Fund (PGD)     Fund (PPF)    Fund II (PDT)
-----------------------------------------------------------------------------------------------------------------------
Annual Expenses (as a percentage
  of net assets attributable to
  common shares)
Management Fee                     1.17%(6)       1.23%(6)       1.19%          1.22%          1.21%          1.21%(6)
Administration Fee                 0.15%          0.16%          0.22%          0.23%          0.23%          0.15%
Interest Payments on
  Borrowed Funds                   None           None           None           None           None           None
Other Expenses(7)                  0.29%          0.28%          0.29%          0.34%          0.46%          0.22%
Total Annual Expenses              1.61%          1.67%          1.70%          1.79%          1.90%          1.58%
Dividends on Preferred Shares      1.71%(8)(9)    2.09%(8)(10)   1.62%(8)(11)   1.81%(8)(12)   1.74%(8)(13)   1.93%(8)(14)
Total Annual Fund Operating
  Expenses and Dividends on
  Preferred Shares                 3.32%          3.76%          3.32%          3.60%          3.64%          3.51%

(1) The pro forma column shown assumes all of the Reorganizations are completed. As described herein, an unfavorable vote by one of the Acquired Funds will not affect the implementation of the Reorganization by another Acquired Fund if approved by such other Acquired Fund. As such, there could be other combinations of approved Reorganizations.

(2) No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any transaction or operating expenses of the combined Fund.

(3) Shares of Funds purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each Fund.

(4) Each participant in a Fund's dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(5) Stated as percentages of net assets attributable to common shares, assuming no issuance of preferred shares or borrowings, each Fund's expenses would be as follows:

(Unaudited)

                                                                    ACTUAL
                                              Percentage of Net Assets Attributable to Common Shares         PRO
                                                             (Assuming No Leverage)                         FORMA(1)
                                ---------------------------------------------------------------------------------------
                                                Premium
                                Premium         Dividend       Select         Global        Preferred      Premium
                                Dividend        Fund II       Dividend       Dividend       Dividend       Dividend
                               Fund I (PDF)      (PDT)       Trust (DIV)     Fund (PGD)     Fund (PPF)    Fund II (PDT)
-----------------------------------------------------------------------------------------------------------------------
Annual Expenses (as a percentage
  of net assets attributable to
  common shares)
Management Fee                     0.79%(6)       0.79%(6)       0.80%          0.80%          0.80%          0.80%(6)
Administration Fee                 0.10%          0.10%          0.15%          0.15%          0.15%          0.10%
Other Expenses (7)                 0.20%          0.18%          0.19%          0.23%          0.30%          0.09%
Total Annual Expenses              1.09%          1.07%          1.14%          1.18%          1.25%          0.99%

(6) Reflects the effective management fee rate. Premium Dividend Fund I and Premium Dividend Fund II pay a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund's average weekly NAV and the value attributable to the preferred shares (collectively, "managed assets"), plus 5.00% of the Fund's weekly gross income. The Adviser's total fee with respect to each Fund is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly managed assets.

(7) In connection with the Reorganizations, there are certain other transaction expenses not reflected in "Other Expenses" which include, but are not limited to: costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; expenses incurred in connection with the preparation of each Agreement and Plan of Reorganization and the registration statement on Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations. In accordance with applicable SEC rules, the Board of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganizations. After considering various alternatives for allocating these costs borne by Funds and not paid by the Adviser, the Board of each Fund agreed that, in the event the Reorganizations are approved and completed, the expenses of the Reorganizations will be shared by the Acquired Funds and the Acquiring Fund in proportion to and up to the amount of their first year's projected annual expense savings as a result of the Reorganizations and the Adviser will bear the balance of these expenses. The table below summarizes each Fund's net assets (common shares only) at October 31, 2006, projected annual expense savings to each Fund as a result of the Reorganizations, allocation of Reorganization expenses among the Funds in dollars and percentages, an estimated pay-back period (in years) and the resulting effect on each Fund's NAV per common share at October 31, 2006. Some Funds will benefit more from projected annual expense savings of the Reorganizations than other Funds. The projected annual expense savings are generally not expected to be immediately realized. If shareholders sell their common shares prior to the estimated pay-back period, then they may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined Fund. The NAV per common share of each Fund will be reduced at the closing date of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in NAV per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of each Fund involved in the Reorganizations, will be greater in some Funds than others. In the event a Reorganization is not completed, the costs associated with such Reorganization will be borne by the Acquiring Fund and the remaining Acquired Funds whose shareholders have approved their respective Reorganizations. The numbers presented in the table are estimates; actual results may differ.

                                                 Projected     Reorganization      Estimated    Reduction to
                                  Net Assets      Annual          Expense           Payback      Net Asset
          Fund                     (Common        Expense       Allocation in       Period      Value per
       (Unaudited)               Shares Only)     Savings    Dollars/Percentage   (in Months)   Common Share
-------------------------------------------------------------------------------------------------------------
Premium Dividend Fund I (PDT)     $155,962,651   $152,827   $120,497/17.1%             9        $ 0.00788
Premium Dividend Fund II (PDF)    $193,704,386   $134,403   $105,970/15.0%             9        $ 0.00704
Select Dividend Fund (DIV)        $154,525,217   $214,773   $169,337/24.0%             9        $ 0.01692
Global Dividend Fund (PGD)        $121,323,875   $239,542   $188,866/26.8%             9        $ 0.02263
Preferred Dividend Fund (PPF)     $103,520,802   $153,494   $121,022/17.1%             9        $ 0.01668

(8) Dividend rates on preferred shares are set in the auction process. Prevailing interest rate, yield curve and market circumstances at the time at which the dividend rate on preferred shares for the next dividend period are set substantially influence the rate determined in an auction. As these factors change over time, so too do the dividend rates set. In this regard, the dividend rates for each Fund's preferred shares were set on different dates and therefore do not provide a direct comparison of what these rates would be if established on the same date. The dividend rates for Premium Dividend Fund II historically and on a pro-forma combined basis include the most recent dividend rate resets and reflect recent increases in short-term interest rates.

(9)  Reflects a dividend rate on preferred shares of 3.64%.

(10) Reflects a dividend rate on preferred shares of 3.77%.

(11) Reflects a dividend rate on preferred shares of 3.36%.

(12) Reflects a dividend rate on preferred shares of 3.44%.

(13) Reflects a dividend rate on preferred shares of 3.32%.

(14) Reflects a dividend rate on preferred shares of 3.77%. Such rate is an estimate and may differ based on varying market conditions that may exist as and when preferred shares are issued.

II.  Reorganization of only Premium Dividend Fund I into the Acquiring Fund:

                                                        ACTUAL                PRO FORMA(1)
                                             ------------------------------------------------
                                                Premium        Premium
                                               Dividend        Dividend     Premium Dividend
                                              Fund I (PDF)   Fund II (PDT)    Fund II (PDT)
---------------------------------------------------------------------------------------------
Common Shareholder Transaction Expenses(2)
Sales Load (as a percentage of offering price)   None(3)        None(3)         None(3)
Dividend Reinvestment Plan Fees                  None(4)        None(4)         None(4)

(Unaudited)

                                                                                    ACTUAL
                                                                      Percentage of Net Assets Attribut-
                                                                        able to Common Shares (Assuming
                                                                        Leverage as Described Above)(5)           PRO FORMA(1)
                                                             -----------------------------------------------------------------------
                                                                Premium                Premium
                                                                Dividend               Dividend                Premium Dividend
                                                              Fund I (PDF)          Fund II (PDT)               Fund II (PDT)
------------------------------------------------------------------------------------------------------------------------------------
Annual Expenses (as a percentage of net assets attributable to
  common shares)                                                                                                   1.20%(6)
Management Fee                                                   1.17%(6)              1.23%(6)                    0.15%
Administration Fee                                               0.15%                 0.16%                       None
Interest Payments on Borrowed Funds                              None                  None                        0.25%
Other Expenses(7)                                                0.29%                 0.28%                       1.60%
Total Annual Expenses                                            1.61%                 1.67%                       1.95%(8)(11)
Dividends on Preferred Shares                                    1.72%(8)(9)           2.09%(8)(10)
Total Annual Fund Operating Expenses and Dividends on
  Preferred Shares                                               3.33%                 3.76%                       3.55%

(1) The pro forma column shown assumes that Premium Dividend Fund I was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one of the Acquired Funds will not affect the implementation of the Reorganization by another Acquired Fund if approved by such other Acquired Fund. As such, there could be other combinations of approved Reorganizations.

(2) No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any transaction or operating expenses of the combined Fund.

(3) Shares of Funds purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each Fund.

(4) Each participant in a Fund's dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(5) Stated as percentages of net assets attributable to common shares, assuming no issuance of preferred shares or borrowings, each Fund's expenses would be as follows:

(Unaudited)

                                                                             ACTUAL
                                                                    Percentage of Net Assets
                                                                           Attributable
                                                                        to Common Shares
                                                                           (Assuming
                                                                          No Leverage)             PRO FORMA(1)
                                                                 ------------------------------ -----------------
                                                                     Premium        Premium
                                                                    Dividend        Dividend     Premium Dividend
                                                                  Fund I (PDF)   Fund II (PDT)    Fund II (PDT)
-----------------------------------------------------------------------------------------------------------------
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fee                                                       0.79%(6)        0.79%(6)         0.79%(6)
Administration Fee                                                   0.10%           0.10%            0.10%
Other Expenses(7)                                                    0.20%           0.18%            0.11%
Total Annual Expenses                                                1.09%           1.07%            1.00%

(6) Reflects the effective management fee rate. Premium Dividend Fund I and Premium Dividend Fund II pay a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund's average weekly NAV and the value attributable to the preferred shares (collectively, "managed assets"), plus 5.00% of the Fund's weekly gross income. The Adviser's total fee with respect to each Fund is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly managed assets.

(7) In connection with the Reorganizations, there are certain other transaction expenses not reflected in "Other Expenses" which include, but are not limited to: costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; expenses incurred in connection with the preparation of each Agreement and Plan of Reorganization and the registration statement on Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations. In accordance with applicable SEC rules, the Board of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganizations. After considering various alternatives for allocating these costs borne by Funds and not paid by the Adviser, the Board of each Fund agreed that, in the event the Reorganizations are approved and completed, the expenses of the Reorganizations will be shared by the Acquired Funds and the Acquiring Fund in proportion to and up to the amount of their first year's projected annual expense savings as a result of the Reorganizations and the Adviser will bear the balance of these expenses. The table below summarizes each Fund's net assets (common shares only) at October 31, 2006, projected annual expense savings to each Fund as a result of the Reorganizations, allocation of Reorganization expenses among the Funds in dollars and percentages, an estimated pay-back period (in years) and the resulting effect on each Fund's NAV per common share at October 31, 2006. Some Funds will benefit more from projected annual expense savings of the Reorganizations than other Funds. The projected annual expense savings are generally not expected to be immediately realized. If shareholders sell their common shares prior to the estimated pay-back period, then they may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined Fund. The NAV per common share of each Fund will be reduced at the closing date of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in NAV per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of each Fund involved in the Reorganizations, will be greater in some Funds than others. In the event a Reorganization is not completed, the costs associated with such Reorganization will be borne by the Acquiring Fund and the remaining Acquired Funds whose shareholders have approved their respective Reorganizations. The numbers presented in the table are estimates; actual results may differ.

                                                  Projected     Reorganization      Estimated    Reduction to
                                    Net Assets      Annual          Expense          Payback      Net Asset
               Fund                   (Common      Expense       Allocation in        Period      Value per
           (Unaudited)             Shares Only)    Savings    Dollars/Percentage   (in Months)   Common Share
-------------------------------------------------------------------------------------------------------------
Premium Dividend Fund I (PDT)       $155,962,651   $152,827   $120,497/17.1%            9          $ 0.00788
Premium Dividend Fund II (PDF)      $193,704,386   $134,403   $105,970/15.0%            9          $ 0.00704
Select Dividend Fund (DIV)          $154,525,217   $214,773   $169,337/24.0%            9          $ 0.01692
Global Dividend Fund (PGD)          $121,323,875   $239,542   $188,866/26.8%            9          $ 0.02263
Preferred Dividend Fund (PPF)       $103,520,802   $153,494   $121,022/17.1%            9          $ 0.01668

(8) Dividend rates on preferred shares are set in the auction process. Prevailing interest rate, yield curve and market circumstances at the time at which the dividend rate on preferred shares for the next dividend period are set substantially influence the rate determined in an auction. As these factors change over time, so too do the dividend rates set. In this regard, the dividend rates for each Fund's preferred shares were set on different dates and therefore do not provide a direct comparison of what these rates would be if established on the same date. The dividend rates for Premium Dividend Fund II historically and on a pro-forma combined basis include the most recent dividend rate resets and reflect recent increases in short-term interest rates.

(9)  Reflects a dividend rate on preferred shares of 3.64%.

(10) Reflects a dividend rate on preferred shares of 3.77%.

(11) Reflects a dividend rate on preferred shares of 3.76%. Such rate is an estimate and may differ based on varying market conditions that may exist as and when preferred shares are issued.

III. Reorganization of only Select Dividend Trust into the Acquiring Fund:

                                                               ACTUAL                  PRO FORMA(1)
                                                  ---------------------------------------------------
                                                                        Premium
                                                   Select Dividend      Dividend     Premium Dividend
                                                     Trust (DIV)     Fund II (PDT)    Fund II (PDT)
-----------------------------------------------------------------------------------------------------
Common Shareholder Transaction Expenses(2)
Sales Load (as a percentage of offering price)       None(3)           None(3)         None(3)
Dividend Reinvestment Plan Fees                      None(4)           None(4)         None(4)

(Unaudited)

                                                                               ACTUAL
                                                                   Percentage of Net Assets Attribut-
                                                                     able to Common Shares (Assuming
                                                                     Leverage as Described Above)(5)               PRO FORMA(1)
                                                              ----------------------------------------------------------------------
                                                                                        Premium
                                                              Select Dividend           Dividend                 Premium Dividend
                                                                Trust (DIV)           Fund II (PDT)               Fund II (PDT)
------------------------------------------------------------------------------------------------------------------------------------
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fee                                                     1.19%                  1.23%(6)                    1.21%(6)
Administration Fee                                                 0.22%                  0.16%                       0.15%
Interest Payments on Borrowed Funds                                None                   None                        None
Other Expenses(7)                                                  0.29%                  0.28%                       0.25%
Total Annual Expenses                                              1.70%                  1.67%                       1.61%
Dividends on Preferred Shares                                      1.62%(8)(9)            2.09%(8)(10)                1.97%(8)(11)
Total Annual Fund Operating Expenses and Dividends on
  Preferred Shares                                                 3.32%                  3.76%                       3.58%

(1) The pro forma column shown assumes that Select Dividend Trust was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one of the Acquired Funds will not affect the implementation of the Reorganization by another Acquired Fund if approved by such other Acquired Fund. As such, there could be other combinations of approved Reorganizations.

(2) No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any transaction or operating expenses of the combined Fund.

(3) Shares of Funds purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each Fund.

(4) Each participant in a Fund's dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(5) Stated as percentages of net assets attributable to common shares, assuming no issuance of preferred shares or borrowings, each Fund's expenses would be as follows:

(Unaudited)

                                                                          ACTUAL
                                                                 Percentage of Net Assets
                                                                        Attribut-
                                                                able to Common Shares (Assuming
                                                                       No Leverage)               PRO FORMA(1)
                                                             -------------------------------------------------------
                                                                                  Premium
                                                             Select Dividend     Dividend        Premium Dividend
                                                              Trust (DIV)       Fund II (PDT)      Fund II (PDT)
--------------------------------------------------------------------------------------------------------------------
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fee                                                   0.80%             0.79%(6)         0.79%(6)
Administration Fee                                               0.15%             0.10%            0.10%
Other Expenses(7)                                                0.19%             0.18%            0.11%
Total Annual Expenses                                            1.14%             1.07%            1.00%

(6) Reflects the effective management fee rate. Premium Dividend Fund I and Premium Dividend Fund II pay a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund's average weekly NAV and the value attributable to the preferred shares (collectively, "managed assets"), plus 5.00% of the Fund's weekly gross income. The Adviser's total fee with respect to each Fund is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly managed assets.

(7) In connection with the Reorganizations, there are certain other transaction expenses not reflected in "Other Expenses" which include, but are not limited to: costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; expenses incurred in connection with the preparation of each Agreement and Plan of Reorganization and the registration statement on Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations. In accordance with applicable SEC rules, the Board of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganizations. After considering various alternatives for allocating these costs borne by Funds and not paid by the Adviser, the Board of each Fund agreed that, in the event the Reorganizations are approved and completed, the expenses of the Reorganizations will be shared by the Acquired Funds and the Acquiring Fund in proportion to and up to the amount of their first year's projected annual expense savings as a result of the Reorganizations and the Adviser will bear the balance of these expenses. The table below summarizes each Fund's net assets (common shares only) at October 31, 2006, projected annual expense savings to each Fund as a result of the Reorganizations, allocation of Reorganization expenses among the Funds in dollars and percentages, an estimated pay-back period (in years) and the resulting effect on each Fund's NAV per common share at October 31, 2006. Some Funds will benefit more from projected annual expense savings of the Reorganizations than other Funds. The projected annual expense savings are generally not expected to be immediately realized. If shareholders sell their common shares prior to the estimated pay-back period, then they may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined Fund. The NAV per common share of each Fund will be reduced at the closing date of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in NAV per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of each Fund involved in the Reorganizations, will be greater in some Funds than others. In the event a Reorganization is not completed, the costs associated with such Reorganization will be borne by the Acquiring Fund and the remaining Acquired Funds whose shareholders have approved their respective Reorganizations. The numbers presented in the table are estimates; actual results may differ.

                                                    Projected     Reorganization      Estimated    Reduction to
                                     Net Assets      Annual          Expense          Payback       Net Asset
          Fund                        (Common        Expense       Allocation in       Period       Value per
       (Unaudited)                  Shares Only)     Savings    Dollars/Percentage   (in Months)   Common Share
---------------------------------------------------------------------------------------------------------------
Premium Dividend Fund I (PDT)       $155,962,651     $152,827    $120,497/17.1%          9          $ 0.00788
Premium Dividend Fund II (PDF)      $193,704,386     $134,403    $105,970/15.0%          9          $ 0.00704
Select Dividend Fund (DIV)          $154,525,217     $214,773    $169,337/24.0%          9          $ 0.01692
Global Dividend Fund (PGD)          $121,323,875     $239,542    $188,866/26.8%          9          $ 0.02263
Preferred Dividend Fund (PPF)       $103,520,802     $153,494    $121,022/17.1%          9          $ 0.01668

(8) Dividend rates on preferred shares are set in the auction process. Prevailing interest rate, yield curve and market circumstances at the time at which the dividend rate on preferred shares for the next dividend period are set substantially influence the rate determined in an auction. As these factors change over time, so too do the dividend rates set. In this regard, the dividend rates for each Fund's preferred shares were set on different dates and therefore do not provide a direct comparison of what these rates would be if established on the same date. The dividend rates for Premium Dividend Fund II historically and on a pro-forma combined basis include the most recent dividend rate resets and reflect recent increases in short-term interest rates.

(9)  Reflects a dividend rate on preferred shares of 3.36%.

(10) Reflects a dividend rate on preferred shares of 3.77%.

(11) Reflects a dividend rate on preferred shares of 3.76%. Such rate is an estimate and may differ based on varying market conditions that may exist as and when preferred shares are issued.

IV.  Reorganization of only Global Dividend Fund into the Acquiring Fund:

                                                            ACTUAL               PRO FORMA(1)
                                              -------------------------------------------------
                                                                  Premium
                                              Global Dividend     Dividend     Premium Dividend
                                                Fund (PGD)      Fund II (PDT)    Fund II (PDT)
-----------------------------------------------------------------------------------------------
Common Shareholder Transaction Expenses(2)
Sales Load (as a percentage of offering price)    None(3)           None(3)         None(3)
Dividend Reinvestment Plan Fees                   None(4)           None(4)         None(4)

(Unaudited)

                                                                                    ACTUAL
                                                                      Percentage of Net Assets Attribut-
                                                                        able to Common Shares (Assuming
                                                                        Leverage as Described Above)(5)          PRO FORMA(1)
                                                              ----------------------------------------------------------------------
                                                                                          Premium
                                                                Global Dividend           Dividend             Premium Dividend
                                                                  Fund (PGD)            Fund II (PDT)           Fund II (PDT)
--------------------------------------------------------------------------------------------------------------------------------
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fee                                                       1.22%                 1.23%(6)                 1.22%(6)
Administration Fee                                                   0.23%                 0.16%                    0.15%
Interest Payments on Borrowed Funds                                  None                  None                     None
Other Expenses(7)                                                    0.34%                 0.28%                    0.26%
Total Annual Expenses                                                1.79%                 1.67%                    1.63%
Dividends on Preferred Shares                                        1.81%(8)(9)           2.09%(8)(10)             2.05%(8)(11)
Total Annual Fund Operating Expenses and Dividends on
  Preferred Shares                                                   3.60%                 3.76%                    3.68%

(1) The pro forma column shown assumes that Global Dividend Fund was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one of the Acquired Funds will not affect the implementation of the Reorganization by another Acquired Fund if approved by such other Acquired Fund. As such, there could be other combinations of approved Reorganizations.

(2) No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any transaction or operating expenses of the combined Fund.

(3) Shares of Funds purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each Fund.

(4) Each participant in a Fund's dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(5) Stated as percentages of net assets attributable to common shares, assuming no issuance of preferred shares or borrowings, each Fund's expenses would be as follows:

(Unaudited)

                                                                             ACTUAL
                                                                     Percentage of Net Assets
                                                                            Attribut-
                                                                  able to Common Shares (Assuming
                                                                           No Leverage)              PRO FORMA(1)
                                                                --------------------------------------------------
                                                                                    Premium
                                                               Global Dividend      Dividend      Premium Dividend
                                                                  Fund (PGD)       Fund II (PDT)    Fund II (PDT)
------------------------------------------------------------------------------------------------------------------
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fee                                                       0.80%            0.79%(6)         0.79%(6)
Administration Fee                                                   0.15%            0.10%            0.10%
Other Expenses(7)                                                    0.23%            0.18%            0.11%
Total Annual Expenses                                                1.18%            1.07%            1.00%

(6) Reflects the effective management fee rate. Premium Dividend Fund I and Premium Dividend Fund II pay a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund's average weekly NAV and the value attributable to the preferred shares (collectively, "managed assets"), plus 5.00% of the Fund's weekly gross income. The Adviser's total fee with respect to each Fund is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly managed assets.

(7) In connection with the Reorganizations, there are certain other transaction expenses not reflected in "Other Expenses" which include, but are not limited to: costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; expenses incurred in connection with the preparation of each Agreement and Plan of Reorganization and the registration statement on Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations. In accordance with applicable SEC rules, the Board of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganizations. After considering various alternatives for allocating these costs borne by Funds and not paid by the Adviser, the Board of each Fund agreed that, in the event the Reorganizations are approved and completed, the expenses of the Reorganizations will be shared by the Acquired Funds and the Acquiring Fund in proportion to and up to the amount of their first year's projected annual expense savings as a result of the Reorganizations and the Adviser will bear the balance of these expenses. The table below summarizes each Fund's net assets (common shares only) at October 31, 2006, projected annual expense savings to each Fund as a result of the Reorganizations, allocation of Reorganization expenses among the Funds in dollars and percentages, an estimated pay-back period (in years) and the resulting effect on each Fund's NAV per common share at October 31, 2006. Some Funds will benefit more from projected annual expense savings of the Reorganizations than other Funds. The projected annual expense savings are generally not expected to be immediately realized. If shareholders sell their common shares prior to the estimated pay-back period, then they may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined Fund. The NAV per common share of each Fund will be reduced at the closing date of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in NAV per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of each Fund involved in the Reorganizations, will be greater in some Funds than others. In the event a Reorganization is not completed, the costs associated with such Reorganization will be borne by the Acquiring Fund and the remaining Acquired Funds whose shareholders have approved their respective Reorganizations. The numbers presented in the table are estimates; actual results may differ.

                                                 Projected     Reorganization      Estimated    Reduction to
                                   Net Assets      Annual          Expense          Payback      Net Asset
               Fund                 (Common       Expense       Allocation in        Period      Value per
           (Unaudited)            Shares Only)    Savings    Dollars/Percentage   (in Months)   Common Share
-------------------------------------------------------------------------------------------------------------
Premium Dividend Fund I (PDT)     $155,962,651   $152,827       $120,497/17.1%       9           $ 0.00788
Premium Dividend Fund II (PDF)    $193,704,386   $134,403       $105,970/15.0%       9           $ 0.00704
Select Dividend Fund (DIV)        $154,525,217   $214,773       $169,337/24.0%       9           $ 0.01692
Global Dividend Fund (PGD)        $121,323,875   $239,542       $188,866/26.8%       9           $ 0.02263
Preferred Dividend Fund (PPF)     $103,520,802   $153,494       $121,022/17.1%       9           $ 0.01668

(8) Dividend rates on preferred shares are set in the auction process. Prevailing interest rate, yield curve and market circumstances at the time at which the dividend rate on preferred shares for the next dividend period are set substantially influence the rate determined in an auction. As these factors change over time, so too do the dividend rates set. In this regard, the dividend rates for each Fund's preferred shares were set on different dates and therefore do not provide a direct comparison of what these rates would be if established on the same date. The dividend rates for Premium Dividend Fund II historically and on a pro-forma combined basis include the most recent dividend rate resets and reflect recent increases in short-term interest rates.

(9)  Reflects a dividend rate on preferred shares of 3.44%.

(10) Reflects a dividend rate on preferred shares of 3.77%.

(11) Reflects a dividend rate on preferred shares of 3.78%. Such rate is an estimate and may differ based on varying market conditions that may exist as and when preferred shares are issued.

V.   Reorganization of only Preferred Dividend Fund into the Acquiring Fund:

                                                             ACTUAL             PRO FORMA(1)
                                                  ----------------------------------------------
                                                  Preferred     Premium
                                                  Dividend      Dividend     Premium Dividend
                                                 Fund (PPF)   Fund II (PDT)    Fund II (PDT)
--------------------------------------------------------------------------------------------
Common Shareholder Transaction Expenses(2)
Sales Load (as a percentage of offering price)      None(3)      None(3)         None(3)
Dividend Reinvestment Plan Fees                     None(4)      None(4)         None(4)

(Unaudited)

                                                                              ACTUAL
                                                                 Percentage of Net Assets Attribut-
                                                                  able to Common Shares (Assuming
                                                                    Leverage as Described Above)(5)        PRO FORMA(1)
                                                                ------------------------------------------------------------
                                                                 Preferred             Premium
                                                                 Dividend              Dividend          Premium Dividend
                                                                Fund (PPF)           Fund II (PDT)         Fund II (PDT)
----------------------------------------------------------------------------------------------------------------------------
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fee                                                     1.21%                 1.23%(6)             1.23%(6)
Administration Fee                                                 0.23%                 0.16%                0.15%
Interest Payments on Borrowed Funds                                None                  None                 None
Other Expenses(7)                                                  0.46%                 0.28%                0.27%
Total Annual Expenses                                              1.90%                 1.67%                1.65%
Dividends on Preferred Shares                                      1.72%(8)(9)           2.09%(8)(10)         2.05%(8)(11)
Total Annual Fund Operating Expenses and Dividends on
  Preferred Shares                                                 3.62%                 3.76%                3.70%

(1) The pro forma column shown assumes that Preferred Dividend Fund was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one of the Acquired Funds will not affect the implementation of the Reorganization by another Acquired Fund if approved by such other Acquired Fund. As such, there could be other combinations of approved Reorganizations.

(2) No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any transaction or operating expenses of the combined Fund.

(3) Shares of Funds purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each Fund.

(4) Each participant in a Fund's dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(5) Stated as percentages of net assets attributable to common shares, assuming no issuance of preferred shares or borrowings, each Fund's expenses would be as follows:

(Unaudited)

                                                                       ACTUAL
                                                                Percentage of Net Assets
                                                                      Attribut-
                                                                able to Common Shares
                                                                      (Assuming
                                                                     No Leverage)          PRO FORMA(1)
                                                               ----------------------------------------------
                                                               Preferred      Premium
                                                               Dividend       Dividend     Premium Dividend
                                                               Fund (PPF)   Fund II (PDT)   Fund II (PDT)
---------------------------------------------------------------------------------------------------------
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fee                                                   0.80%         0.79%(6)       0.80%(6)
Administration Fee                                               0.15%         0.10%          0.10%
Other Expenses(7)                                                0.30%         0.18%          0.11%
Total Annual Expenses                                            1.25%         1.07%          1.01%

(6) Reflects the effective management fee rate. Premium Dividend Fund I and Premium Dividend Fund II pay a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund's average weekly NAV and the value attributable to the preferred shares (collectively, "managed assets"), plus 5.00% of the Fund's weekly gross income. The Adviser's total fee with respect to each Fund is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly managed assets.

(7) In connection with the Reorganizations, there are certain other transaction expenses not reflected in "Other Expenses" which include, but are not limited to: costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; expenses incurred in connection with the preparation of each Agreement and Plan of Reorganization and the registration statement on Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations. In accordance with applicable SEC rules, the Board of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganizations. After considering various alternatives for allocating these costs borne by Funds and not paid by the Adviser, the Board of each Fund agreed that, in the event the Reorganizations are approved and completed, the expenses of the Reorganizations will be shared by the Acquired Funds and the Acquiring Fund in proportion to and up to the amount of their first year's projected annual expense savings as a result of the Reorganizations and the Adviser will bear the balance of these expenses. The table below summarizes each Fund's net assets (common shares only) at October 31, 2006, projected annual expense savings to each Fund as a result of the Reorganizations, allocation of Reorganization expenses among the Funds in dollars and percentages, an estimated pay-back period (in years) and the resulting effect on each Fund's NAV per common share at October 31, 2006. Some Funds will benefit more from projected annual expense savings of the Reorganizations than other Funds. The projected annual expense savings are generally not expected to be immediately realized. If shareholders sell their common shares prior to the estimated pay-back period, then they may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined Fund. The NAV per common share of each Fund will be reduced at the closing date of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in NAV per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of each Fund involved in the Reorganizations, will be greater in some Funds than others. In the event a Reorganization is not completed, the costs associated with such Reorganization will be borne by the Acquiring Fund and the remaining Acquired Funds whose shareholders have approved their respective Reorganizations. The numbers presented in the table are estimates; actual results may differ.

                                                 Projected     Reorganization      Estimated    Reduction to
                                   Net Assets     Annual          Expense          Payback       Net Asset
           Fund                    (Common        Expense       Allocation in        Period      Value per
        (Unaudited)               Shares Only)    Savings    Dollars/Percentage   (in Months)   Common Share
-------------------------------------------------------------------------------------------------------------
Premium Dividend Fund I (PDT)     $155,962,651    $152,827    $120,497/17.1%           9           $ 0.00788
Premium Dividend Fund II (PDF)    $193,704,386    $134,403    $105,970/15.0%           9           $ 0.00704
Select Dividend Fund (DIV)        $154,525,217    $214,773    $169,337/24.0%           9           $ 0.01692
Global Dividend Fund (PGD)        $121,323,875    $239,542    $188,866/26.8%           9           $ 0.02263
Preferred Dividend Fund (PPF)     $103,520,802    $153,494    $121,022/17.1%           9           $ 0.01668

(8) Dividend rates on preferred shares are set in the auction process. Prevailing interest rate, yield curve and market circumstances at the time at which the dividend rate on preferred shares for the next dividend period are set substantially influence the rate determined in an auction. As these factors change over time, so too do the dividend rates set. In this regard, the dividend rates for each Fund's preferred shares were set on different dates and therefore do not provide a direct comparison of what these rates would be if established on the same date. The dividend rates for Premium Dividend Fund II historically and on a pro-forma combined basis include the most recent dividend rate resets and reflect recent increases in short-term interest rates.

(9)  Reflects a dividend rate on preferred shares of 3.44%.

(10) Reflects a dividend rate on preferred shares of 3.77%.

(11) Reflects a dividend rate on preferred shares of 3.77%. Such rate is an estimate and may differ based on varying market conditions that may exist as and when preferred shares are issued.

The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in a Fund's common shares and the combined fund's costs and expenses that are expected to be incurred in the first year following the Reorganizations.

Example
The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganizations with the costs of investing in the Acquired Funds and the Acquiring Fund without the Reorganizations. An investor would pay the following expenses on a $1,000 investment in common shares, assuming (i) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above for years 1 through 10, (ii) dividends on preferred shares as set forth in the table above and (iii) a 5% annual return throughout the period.

Assuming Leverage

(Unaudited)

                                                  1 Year  3 Years   5 Years   10 Years
----------------------------------------------------------------------------------------
Premium Dividend Fund I (PDF)                      $335    $1,021    $1,731    $3,613
Premium Dividend Fund II (PDT)                     $378    $1,149    $1,939    $4,002
Select Dividend Trust (DIV)                        $335    $1,021    $1,731    $3,613
Global Dividend Fund (PGD)                         $363    $1,103    $1,864    $3,862
Preferred Dividend Fund (PPF)                      $366    $1,114    $1,883    $3,897
Pro Forma -- Premium Dividend Fund II (PDT)(1)     $354    $1,077    $1,822    $3,783
Pro Forma -- Premium Dividend Fund II (PDT)(2)     $358    $1,088    $1,840    $3,818
Pro Forma -- Premium Dividend Fund II (PDT)(3)     $361    $1,097    $1,855    $3,845
Pro Forma -- Premium Dividend Fund II (PDT)(4)     $370    $1,126    $1,902    $3,932
Pro Forma -- Premium Dividend Fund II (PDT)(5)     $372    $1,132    $1,911    $3,950

Assuming No Leverage

(Unaudited)

                                                  1 Year  3 Years   5 Years   10 Years
----------------------------------------------------------------------------------------
Premium Dividend Fund I (PDF)                      $111    $347      $601      $1,329
Premium Dividend Fund II (PDT)                     $109    $340      $590      $1,306
Select Dividend Trust (DIV)                        $116    $362      $628      $1,386
Global Dividend Fund (PGD)                         $120    $375      $649      $1,432
Preferred Dividend Fund (PPF)                      $127    $397      $686      $1,511
Pro Forma -- Premium Dividend Fund II (PDT)(1)     $101    $315      $547      $1,213
Pro Forma -- Premium Dividend Fund II (PDT)(2)     $102    $318      $552      $1,225
Pro Forma -- Premium Dividend Fund II (PDT)(3)     $102    $318      $552      $1,225
Pro Forma -- Premium Dividend Fund II (PDT)(4)     $102    $318      $552      $1,225
Pro Forma -- Premium Dividend Fund II (PDT)(5)     $103    $322      $558      $1,236

(1) The pro forma row shown assumes each of the Reorganizations is completed. As described herein, an unfavorable vote by one of the Acquired Funds will not affect the implementation of the Reorganizations of another Acquired Fund if approved by such other Acquired Fund. This means that there could be other combinations of approved Reorganizations.

(2) The pro forma row shown assumes Premium Dividend Fund I was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one of the Acquired Funds will not affect the implementation of the Reorganizations of another Acquired Fund if approved by such other Acquired Fund. This means that there could be other combinations of approved Reorganizations.

(3) The pro forma row shown assumes Select Dividend Trust was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one of the Acquired Funds will not affect the implementation of the Reorganizations of another Acquired Fund if approved by such other Acquired Fund. This means that there could be other combinations of approved Reorganizations.

(4) The pro forma row shown assumes Global Dividend Fund was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one of the Acquired Funds will not affect the implementation of the Reorganizations of another Acquired Fund if approved by such other Acquired Fund. This means that there could be other combinations of approved Reorganizations.

(5) The pro forma row shown assumes Preferred Dividend Fund was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one of the Acquired Funds will not affect the implementation of the Reorganizations of another Acquired Fund if approved by such other Acquired Fund. This means that there could be other combinations of approved Reorganizations.

The example set forth above assumes the reinvestment of all dividends and distributions at NAV. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

Capitalization
With respect to each Proposal, the following tables set forth the capitalization of each Fund as of October 31, 2006, and the pro forma combined capitalization of the Acquiring Fund as if all proposed Reorganizations had occurred on that date, as well as the pro forma combined capitalization of the Acquiring Fund as if each Reorganization had occurred on that date absent any of the other Reorganizations. Because each Acquired Fund's participation in the Reorganization is not contingent on the participation of the other Acquired Funds, many Fund combinations are possible. It is expected that the range of resulting pro forma capitalization will be captured in the tables contained herein because the capitalization would be highest if all Acquired Funds approved and implemented the Reorganization and would be lowest if each Acquired Fund was the sole Acquired Fund to approve the Reorganization. The tables should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

If the Reorganization of your Fund(s) had taken place on October 31, 2006:
(Unaudited)

                                                                       ACTUAL                              PRO FORMA
                                           -----------------------------------------------------------------------------
                                           Premium       Premium       Select       Global    Preferred     Premium
                                           Dividend      Dividend     Dividend     Dividend   Dividend      Dividend
                                            Fund I       Fund II       Trust        Fund        Fund        Fund II
----------------------------------------------------------------------------------------------------------------------
Net assets consist of (amounts
  in thousands):                           $155,842      $193,598     $154,356     $121,135    $103,400    $  727,917
Common Shares (no par value)*                15,293        15,047       10,010        8,345       7,257        56,606
Paid in surplus                            $143,177      $168,307     $143,162     $113,165    $ 99,436    $  667,247
Net unrealized appreciation                $ 20,071      $ 30,358     $ 15,384     $ 12,107    $  5,328    $   83,248
Accumulated undistributed net
  investment income                        $     97      $    533     $     58     $    259       ($906)   $      533
Accumulated net realized gain (loss)        ($7,503)      ($5,600)     ($4,248)     ($4,396)      ($458)     ($23,111)
Net assets applicable to
  common shares                            $155,842      $193,598     $154,356     $121,135    $103,400    $  727,917
Preferred Shares and accrued
  dividends (no par value, with
  liquidation preference of
  $100,000)*                               $ 68,580      $100,355     $ 70,053     $ 60,210    $ 52,721    $  351,919
Net assets including
  preferred shares                         $224,422      $293,953     $224,409     $181,345    $156,121    $1,079,836
Net asset value per common share           $  10.19      $  12.87     $  15.42     $  14.52    $  14.25    $    12.86

* Based on the number of outstanding shares listed in the table under "Outstanding Shares and Quorum" in the section entitled "Information Concerning the Meeting" below.

If the Reorganization of your Fund(s) had taken place on October 31, 2006:
(Unaudited)

                                                                       ACTUAL                   PRO FORMA
                                                        ------------------------------------------------------
                                                           Premium            Premium       Premium Dividend
                                                        Dividend Fund I   Dividend Fund II       Fund II
--------------------------------------------------------------------------------------------------------------
Net assets consist of (amounts in thousands):              $155,842          $193,598          $349,343
Common Shares (no par value)*                                15,293            15,047            27,159
Paid in surplus                                            $143,177          $168,307          $311,484
Net unrealized appreciation                                $ 20,071          $ 30,358          $ 50,429
Accumulated undistributed net investment income            $     97          $    533          $    533
Accumulated net realized gain (loss)                        ($7,503)          ($5,600)         ($13,103)
Net assets applicable to common shares                     $155,842          $193,598          $349,343
Preferred Shares and accrued dividends (no par value,
  with liquidation preference of $100,000)*                $ 68,580          $100,355          $168,935
Net assets including preferred shares                      $224,422          $293,953          $512,278
Net asset value per common share                           $  10.19          $  12.87          $  12.86

* Based on the number of outstanding shares listed in the table under "Outstanding Shares and Quorum" in the section entitled "Information Concerning the Meeting" below.

If the Reorganization of your Fund(s) had taken place on October 31, 2006:
(Unaudited)

                                                                      ACTUAL                   PRO FORMA
                                                      --------------------------------------------------------
                                                      Select Dividend        Premium       Premium Dividend
                                                           Trust        Dividend Fund II       Fund II
--------------------------------------------------------------------------------------------------------------
Net assets consist of (amounts in thousands):              $154,356          $193,598          $347,896
Common Shares (no par value)*                                10,010            15,047            27,043
Paid in surplus                                            $143,162          $168,307          $311,469
Net unrealized appreciation                                $ 15,384          $ 30,358          $ 45,742
Accumulated undistributed net investment income            $     58          $    533          $    533
Accumulated net realized gain (loss)                        ($4,248)          ($5,600)          ($9,848)
Net assets applicable to common shares                     $154,356          $193,598          $347,896
Preferred Shares and accrued dividends (no par value,
  with liquidation preference of $100,000)*                $ 70,053          $100,355          $170,408
Net assets including preferred shares                      $224,409          $293,953          $518,304
Net asset value per common share                           $  15.42          $  12.87          $  12.86

* Based on the number of outstanding shares listed in the table under "Outstanding Shares and Quorum" in the section entitled "Information Concerning the Meeting" below.

If the Reorganization of your Fund(s) had taken place on October 31, 2006:
(Unaudited)

                                                                      ACTUAL                   PRO FORMA
                                                      --------------------------------------------------------
                                                         Global Dividend        Premium       Premium Dividend
                                                               Fund        Dividend Fund II       Fund II
--------------------------------------------------------------------------------------------------------------
Net assets consist of (amounts in thousands):              $121,135          $193,598          $314,474
Common Shares (no par value)*                                 8,345            15,047            24,461
Paid in surplus                                            $113,165          $168,307          $281,472
Net unrealized appreciation                                $ 12,107          $ 30,358          $ 42,465
Accumulated undistributed net investment income            $    259          $    533          $    533
Accumulated net realized gain (loss)                        ($4,396)          ($5,600)          ($9,996)
Net assets applicable to common shares                     $121,135          $193,598          $314,474
Preferred Shares and accrued dividends (no par value,
  with liquidation preference of $100,000)*                $ 60,210          $100,355          $160,565
Net assets including preferred shares                      $181,345          $293,953          $475,039
Net asset value per common share                           $  14.52          $  12.87          $  12.86

* Based on the number of outstanding shares listed in the table under "Outstanding Shares and Quorum" in the section entitled "Information Concerning the Meeting" below.

If the Reorganization of your Fund(s) had taken place on October 31, 2006:
(Unaudited)

                                                                      ACTUAL                   PRO FORMA
                                                      --------------------------------------------------------
                                                           Preferred          Premium       Premium Dividend
                                                         Dividend Fund   Dividend Fund II       Fund II
--------------------------------------------------------------------------------------------------------------
Net assets consist of (amounts in thousands):              $103,400          $193,598          $296,998
Common Shares (no par value)*                                 7,257            15,047            23,083
Paid in surplus                                            $ 99,436          $168,307          $267,743
Net unrealized appreciation                                $  5,328          $ 30,358          $ 35,686
Accumulated undistributed net investment income               ($906)         $    533          $    533
Accumulated net realized gain (loss)                          ($458)          ($5,600)          ($6,964)
Net assets applicable to common shares                     $103,400          $193,598          $296,998
Preferred Shares and accrued dividends (no par value,
  with liquidation preference of $100,000)*                $ 52,721          $100,355          $153,076
Net assets including preferred shares                      $156,121          $293,953          $450,074
Net asset value per common share                           $  14.25          $  12.87          $  12.86

(Unaudited)

                                                   1 Year   3 Years   5 Years  10 Years
                                                  --------------------------------------
Premium Dividend Fund I (PDF)                      $111      $347      $601    $1,329
Premium Dividend Fund II (PDT)                     $109      $340      $590    $1,306
Select Dividend Trust (DIV)                        $116      $362      $628    $1,386
Global Dividend Fund (PGD)                         $120      $375      $649    $1,432
Preferred Dividend Fund (PPF)                      $127      $397      $686    $1,511
Pro Forma -- Premium Dividend Fund II (PDT)(2)     $101      $315      $547    $1,213

(2) The pro forma row shown above assumes each of the Reorganizations is completed. As described herein, an unfavorable vote by one of the Acquired Funds will not affect the implementation of the Reorganizations of another Acquired Fund if approved by such other Acquired Fund. This means that there could be other combinations of approved Reorganizations.

The example set forth above assumes the reinvestment of all dividends and distributions at NAV. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

Additional Information About Common Shares of the Funds

General
The outstanding common shares of each Fund are fully paid and nonassessable by a Fund (except as described under "Governing Law" below). The common shares of each Fund have no preemptive, conversion, exchange or redemption rights. Each common share has one vote, with fractional shares voting proportionately. Common shares are freely transferable.

Outstanding Securities
Set forth below is information about each Fund's common shares as of October 31, 2006.

Premium Dividend Fund I

                                                                    (4)
                                                            Amount Outstanding
       (1)               (2)                  (3)           Exclusive of Amount
 Title of Class   Amount Authorized   Amount Held by Fund     Shown Under (3)
Common Shares        unlimited*                0                 15,292,571

Premium Dividend Fund II

                                                                    (4)
                                                            Amount Outstanding
       (1)               (2)                  (3)           Exclusive of Amount
 Title of Class   Amount Authorized   Amount Held by Fund     Shown Under (3)
Common Shares        unlimited*               0                 15,046,539

Select Dividend Trust

                                                                    (4)
                                                            Amount Outstanding
       (1)               (2)                  (3)           Exclusive of Amount
 Title of Class   Amount Authorized   Amount Held by Fund     Shown Under (3)
Common Shares        unlimited*                0                 10,010,393

Global Dividend Fund

                                                                    (4)
                                                            Amount Outstanding
       (1)               (2)                  (3)           Exclusive of Amount
 Title of Class   Amount Authorized   Amount Held by Fund     Shown Under (3)
Common Shares        unlimited*                0                 8,344,700

Preferred Dividend Fund

                                                                    (4)
                                                            Amount Outstanding
       (1)               (2)                  (3)           Exclusive of Amount
 Title of Class   Amount Authorized   Amount Held by Fund     Shown Under (3)
Common Shares        unlimited*                0                 7,257,200

*    with requisite vote of holders of preferred shares

Purchase and Sale
Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.


Common Share Price Data
The following table sets forth the high and low sales prices for common shares of each Fund on the NYSE for each full quarterly period within the two most recent fiscal years and each full quarter since the beginning of the current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

PREMIUM DIVIDEND FUND I

      Quarterly           High       Net Asset     Premium        Low     Net Asset     Premium
    Period Ending         Price        Value      (Discount)     Price      Value      (Discount)
-------------------------------------------------------------------------------------------------
December 31, 2006        $  9.11      $ 10.42      (14.37%)      $ 8.58     $ 9.87       (11.41%)
September 30, 2006       $  8.65      $  9.94      (16.14)%      $ 7.87     $ 9.25       (11.40%)
June 30, 2006            $  8.36      $  9.60      (11.11%)      $ 7.82     $ 9.00       (14.81%)
March 31, 2006           $  8.69      $  9.78       (9.33%)      $ 8.06     $ 9.47       (15.15%)
December 31, 2005        $  8.90      $  9.88       (8.73%)      $ 7.99     $ 9.24       (15.04%)
September 30, 2005       $  9.48      $ 10.06       (5.77%)      $ 8.88     $ 9.73        (9.64%)
June 30, 2005            $  9.46      $ 10.01       (3.63%)      $ 8.78     $ 9.48        (7.68%)
March 31, 2005           $ 10.00      $  9.95        3.84%       $ 8.67     $ 9.38        (8.06%)
December 31, 2004        $ 10.05      $  9.75        5.90%       $ 9.38     $ 9.27         0.93%
September 30, 2004       $  9.54      $  9.27        6.59%       $ 8.92     $ 8.73        (0.77%)

PREMIUM DIVIDEND FUND II

      Quarterly           High       Net Asset     Premium        Low     Net Asset     Premium
    Period Ending         Price        Value      (Discount)     Price      Value      (Discount)
-------------------------------------------------------------------------------------------------
January 31, 2007         $ 11.49      $ 13.17      (13.81%)      $ 11.14    $ 12.83      (11.25%)
October 31, 2006         $ 11.32      $ 12.88      (13.85%)      $ 10.54    $ 12.15      (10.09%)
July 31, 2006            $  8.29      $  9.64      (11.11%)      $  7.82    $  9.00      (16.14%)
April 30, 2006           $  8.69      $  9.78       (9.33%)      $  8.00    $  9.23      (13.92%)
January 31, 2006         $  8.56      $  9.65       (8.75%)      $  7.99    $  9.24      (15.15%)
October 31, 2005         $  9.36      $ 10.03       (5.87%)      $  8.10    $  9.24      (13.37%)
July 31, 2005            $  9.48      $ 10.06       (3.87%)      $  8.93    $  9.58       (8.17%)
April 30, 2005           $  9.82      $  9.95       (0.10%)      $  8.67    $  9.38       (8.06%)
January 31, 2005         $ 10.05      $  9.78        4.77%       $  9.58    $  9.35       (0.93%)
October 31, 2004         $  9.87      $  9.38        6.59%       $  9.00    $  8.87       (0.77%)

SELECT DIVIDEND TRUST

      Quarterly           High       Net Asset     Premium        Low     Net Asset     Premium
    Period Ending         Price        Value      (Discount)     Price      Value      (Discount)
-------------------------------------------------------------------------------------------------
December 31, 2006        $ 13.66      $ 15.78      (15.79%)      $ 12.67    $ 14.90      (12.72%)
September 30, 2006       $ 12.76      $ 15.02      (16.55%)      $ 11.91    $ 14.08      (14.28%)
June 30, 2006            $ 12.42      $ 14.52      (13.37%)      $ 11.72    $ 13.67      (15.49%)
March 31, 2006           $ 12.86      $ 14.77      (12.52%)      $ 12.11    $ 14.30      (15.72%)
December 31, 2005        $ 13.37      $ 14.96      (10.61%)      $ 11.82    $ 13.89      (17.05%)
September 30, 2005       $ 13.91      $ 15.28       (7.19%)      $ 13.05    $ 14.73      (11.82%)
June 30, 2005            $ 13.85      $ 15.20       (7.73%)      $ 12.68    $ 14.42      (13.33%)
March 31, 2005           $ 14.55      $ 14.99       (1.17%)      $ 12.40    $ 14.20      (13.35%)
December 31, 2004        $ 15.30      $ 14.76        4.88%       $ 14.30    $ 14.03       (1.42%)
September 30, 2004       $ 14.65      $ 14.09        6.32%       $ 13.68    $ 13.31        0.95%
June 30, 2004            $ 15.21      $ 14.71        6.26%       $ 13.11    $ 13.05      (5.36%)

GLOBAL DIVIDEND FUND

      Quarterly           High       Net Asset     Premium        Low     Net Asset     Premium
    Period Ending         Price        Value      (Discount)     Price      Value      (Discount)
-------------------------------------------------------------------------------------------------
January 31, 2007         $ 13.25      $ 14.83      (13.47%)      $ 12.61    $ 14.46       (9.37%)
October 31, 2006         $ 12.84      $ 14.56      (14.46%)      $ 11.86    $ 13.76      (11.16%)
July 31, 2006            $ 11.83      $ 13.77      (10.17%)      $ 11.19    $ 12.96      (15.70%)
April 30, 2006           $ 12.45      $ 14.09      (10.89%)      $ 11.40    $ 13.33      (15.21%)
January 31, 2006         $ 12.48      $ 13.89      (10.09%)      $ 11.45    $ 13.32      (15.25%)
October 31, 2005         $ 13.28      $ 14.51       (7.22%)      $ 11.40    $ 13.30      (15.34%)
July 31, 2005            $ 13.44      $ 14.51       (6.93%)      $ 12.30    $ 13.88      (11.45%)
April 30, 2005           $ 14.70      $ 14.30        3.52%       $ 12.10    $ 13.65      (12.26%)
January 31, 2005         $ 14.33      $ 14.16        3.66%       $ 13.21    $ 13.55       (3.08%)
October 31, 2004         $ 13.73      $ 13.59        3.48%       $ 12.45    $ 12.75       (2.43%)
July 31, 2004            $ 12.68      $ 13.16       (2.43%)      $ 11.39    $ 12.40       (9.17%)

PREFERRED DIVIDEND FUND

      Quarterly           High       Net Asset     Premium        Low     Net Asset     Premium
    Period Ending         Price        Value      (Discount)     Price      Value      (Discount)
-------------------------------------------------------------------------------------------------
November 30, 2006        $ 13.55      $ 14.38       (8.82%)      $ 12.76    $ 13.88       (5.00%)
August 31, 2006          $ 13.03      $ 14.00      (10.90%)      $ 11.85    $ 13.19       (6.86%)
May 31, 2006             $ 13.41      $ 14.11       (4.46%)      $ 11.89    $ 13.23      (12.06%)
February 28, 2006        $ 13.80      $ 14.11        0.15%       $ 12.95    $ 13.66       (6.74%)
November 30, 2005        $ 14.22      $ 14.51       (1.19%)      $ 12.29    $ 13.60      (10.03%)
August 31, 2005          $ 14.23      $ 14.46       (0.84%)      $ 13.38    $ 14.14       (7.08%)
May 31, 2005             $ 13.66      $ 14.41       (4.75%)      $ 12.30    $ 13.98       (13.54%)
February 28, 2005        $ 14.15      $ 14.54       (1.71%)      $ 13.38    $ 13.95       (5.93%)
November 30, 2004        $ 13.72      $ 14.11       (0.44%)      $ 12.90    $ 13.59       (6.77%)
August 31, 2004          $ 13.25      $ 13.59       (1.92%)      $ 12.05    $ 12.79       (6.66%)
May 31, 2004             $ 14.91      $ 14.25        5.37%       $ 11.38    $ 12.70      (13.00%)

As of October 31, 2006, (i) the net value per share for common shares of the Acquiring Fund was $12.87 and the market price per share was $11.26, representing a discount to NAV of 12.51%, (ii) the NAV per share for common shares of Premium Dividend Fund I was $10.20 and the market price per share was $8.80, representing a discount to NAV of 13.73%, (iii) the NAV per share for common shares of Select Dividend Trust was $15.44 and the market price per share was $13.16, representing a discount to NAV of 14.77%, (iv) the NAV per share for common shares of Global Dividend Fund was $14.54 and the market price per share was $12.71, representing a discount to NAV of 12.59%, and (v) the NAV per share for common shares of Preferred Dividend Fund was $14.26 and the market price per share was $13.25, representing a discount to NAV of 7.08%.

The NAV per share and market price per share of the common shares of each Fund may fluctuate prior to the closing date of each Reorganization. Depending on market conditions immediately prior to the closing date of a Reorganization, Acquiring Fund Common Shares may trade at a larger or smaller discount to NAV than an Acquired Fund's common shares. This could result in the Acquiring Fund Common Shares having a market value that is greater or less than the market value of an Acquired Fund's common shares on the closing date of a Reorganization.

Share Repurchases
Common shares of both the Acquired Funds and the Acquiring Fund have historically traded at a discount to NAV. The Boards of Global Dividend Fund and Preferred Dividend Fund will consider at least annually action that might be taken to seek to reduce or eliminate any material discount from net asset value that may occur in respect of com-mon shares, which may include the repurchase of such common shares in the open market or in private transactions, the making of a tender offer for such shares or conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Global Dividend Fund or Preferred Dividend Fund will decide to take any of these actions or that share repurchases or tender offers, if undertaken, will reduce market discount. The Board of Trustees of each other Fund will, from time to time, consider either repurchasing shares of common stock on the open market or making a tender offer for shares of the common stock. Notwithstanding any of the foregoing, so long as a Fund's preferred shares are outstanding, such Fund may not purchase, redeem or otherwise acquire any of its common shares if (i) dividends on the preferred shares are in arrears, or (ii) the 1940 Act asset coverage requirements and any additional asset coverage requirements that may be imposed by a Rating Agency in connection with any rating of the preferred shares would not be met after giving effect to the transaction. Any service fees incurred in connection with any tender offer made by a Fund will be borne by that Fund and will not reduce the stated consideration to be paid to tendering common shareholders.

Subject to its investment restrictions, a Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. The Fund will comply with the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and the rules and regulations thereunder in connection with any share repurchase, tender offer or borrowing that might be approved by the Fund's Board. Any such borrowings will be subject to the limitations imposed by the 1940 Act and the Rating Agency Guidelines.

The repurchase by a Fund of its common shares at prices below NAV will result in an increase in the NAV of those common shares that remain outstanding. However, there can be no assurance that common share repurchases or tender offers at or below NAV will result in the Fund's common shares trading at a price equal to their NAV. Nevertheless, the fact that a Fund's common shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below NAV, a Fund's Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if a Fund's shares should trade at a discount, the Fund's Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

Premium Dividend Fund I, Global Dividend Fund and Preferred Dividend Fund. Although the decision to take action in response to a discount from the NAV is made by a Fund's Board at the time it considers such issue, it is the present policy of the Boards of Premium Dividend Fund I and Preferred Dividend Fund, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if: (i) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase common shares; or (iii) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE or other national securities exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks or other banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. Each Fund's Board may in the future modify these conditions in light of experience.

Select Dividend Fund and Premium Dividend Fund II. In authorizing repurchases of common shares, the Boards of Select Dividend Fund and Premium Dividend II will consider the effect of such repurchases on the Fund's expense ratio, portfolio turnover, its ability to achieve its investment objective, the maintenance of its status as a regulated investment company and whether, as a consequence of such repurchases, the Fund would be required to pay additional dividends on the preferred shares. It is the policy of each Fund's Board, which may be changed by the Board, not to effect share repurchases of common shares which would have a material adverse effect, including adverse tax consequences, on the Fund or its shareholders. Annually, the Boards of Select Dividend Fund and Premium Dividend Fund II will consider making a tender offer for the common shares at their then-current net asset value. At that time, each Board will consider the liquidity provided by trading on the NYSE, including the historical price performance and trading volume of the common share on the NYSE and whether such a tender is in the best interests of the Fund and holders of the common shares. Any such tender offer or repurchase must comply with the Rating Agency Guidelines and the 1940 Act asset coverage requirements as long as any preferred shares are outstanding.

Dividends and Distributions
Premium Dividend Fund II and Select Dividend Fund. Each of Premium Dividend Fund II and Select Dividend Fund intends to pay monthly dividends on the common shares out of net income, subject to the Fund's obligations with respect to the preferred shares, Rating Agency Guidelines and the 1940 Act asset coverage requirements as long as any preferred shares are outstanding. Each Fund's net income is all of its income (other than net capital gains) reduced by its expenses. Each Fund's net capital gains equal the excess of its net long-term capital gains over its net short-term capital losses. Distributions derived from net capital gains, if any, will generally be made annually.

Global Dividend Fund and Preferred Dividend Fund. It is the policy of Global Dividend Fund and Preferred Dividend Fund to make monthly distributions to the holders of common shares of substantially all investment company taxable income remaining after the payment of dividends on any outstanding preferred shares. Investment company taxable income of a Fund consists of all of the Fund's taxable income (after reduction by deductible expenses) other than its net capital gain. Net capital gain (net long-term capital gain in excess of net short-term capital loss), if any, if distributed, is expected to be distributed at least annually and would be designated proportionately between the common shares and any preferred shares, as described below in "U.S. Federal Income Tax Matters." Alternatively, with respect to Preferred Dividend Fund only, the Fund may and presently expects to retain such net capital gain, the tax consequences of which are described below under "U.S. Federal Income Tax Matters." The expenses of each Fund are accrued each day.

Premium Dividend Fund I. Premium Dividend Fund I intends to pay monthly dividends on the shares of the common stock, out of earned surplus or net profits remaining after payment of all required dividends (including additional dividends, if any) on the shares of the DARTS. The Fund intends to retain net capital gains, if any, for the benefit of shareholders of the common stock. The Fund's "net income" includes all dividends, interest and other income and short-term capital gains earned by the Fund on its portfolio holdings, net of the Fund's expenses. The Fund's "net capital gains" consist of the excess of net long-term capital gains over net short-term capital losses.

All Funds. As long as any preferred shares are outstanding, no Fund will declare, pay or set apart for payment any dividend or other distribution in respect of the common stock or any other stock of a Fund ranking junior to the preferred shares (or on parity with such shares, in the case of Select Dividend Trust, Global Dividend Fund and Preferred Dividend Fund) as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other shares of the Fund ranking junior to the preferred shares (or on parity with, in the case of Select Dividend Trust, Global Dividend Fund and Preferred Dividend Fund) as to dividends or upon liquidation, unless (i) immediately thereafter, the 1940 Act asset coverage requirements and any asset coverage requirements that may be imposed by a Rating Agency in connection with any rating of the preferred shares are met, (ii) full cumulative dividends (including additional dividends, if any) on all preferred shares for all past dividend periods have been paid or declared and a sum sufficient for the payment of such dividends set apart for payment and (iii) the Fund has redeemed the full number of preferred shares required to be redeemed by any provision for mandatory redemption contained in the Agreement and Declaration of Trust.

In addition, as long as any preferred shares are outstanding, no Fund is permitted to declare any dividend or distribution on its common shares unless, at the time of such declaration and after taking account of such dividend or distribution, the Fund is in compliance with the 1940 Act asset coverage requirements and with any applicable Rating Agency Guidelines. The Fund intends, to the extent necessary, to redeem or purchase preferred shares from time to time to maintain compliance with the 1940 Act asset coverage requirements and the Rating Agency Guidelines. To the extent this is not possible, any restriction on the payment of dividends or distributions might impair the ability of a Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company that is exempt from taxation on income or gains distributed to its shareholders.

If, for any taxable year, any portion of the distributions paid by a Fund on the preferred shares does not qualify for the Dividends Received Deduction, the Fund will be required to pay additional dividends to holders of the preferred shares to compensate for the resulting reduction in the Net After-Tax Return (as defined below) to the holders of the preferred shares. Such additional dividends would decrease the amount of the Fund's net income and net capital gains available for distribution to holders of common shares and may reduce the Fund's NAV per share.

The term "Net After-Tax Return" means, with respect to any dividend paid on the preferred shares, the amount of such dividend less the federal corporate income tax to which such dividend would be subject, giving effect to the actual or assumed (as the case may be) amount of such dividend effectively designated under Section 854 of the Code as eligible for the Dividends Received Deduction. For this purpose, in the case of any dividend (i) the applicable income tax rate shall be assumed to be the highest marginal federal income tax rate applicable to corporations under the law in effect at the time of the payment of such dividend if received by a domestic corporation reporting taxable income based on a calendar year, disregarding any alternative minimum tax and (ii) assuming the full amount of such dividend were effectively designated under Section 854 of the Code (or any successor provision) as eligible for Dividends Received Deduction, the holder receiving such dividend shall be assumed to be entitled to the Dividends Received Deduction with respect to such dividend in an amount equal to the maximum amount provided in Section 243(a)(1) of the Code (or any successor provision) as in effect at the time of payment of such dividend. The highest marginal federal income tax rate for corporations currently is 35% and the maximum amount provided in Section 243(a)(1) of the Code currently is 70%.

Dividend Reinvestment Plan
Each Fund offers its shareholders a Dividend Reinvestment Plan (each a "Plan," collectively the "Plans"), which offers the opportunity to earn compounded yields. Each holder of common shares of the Funds, other than holders of Preferred Dividend Fund and Premium Dividend Fund II, will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares of Preferred Dividend Fund and Premium Dividend Fund II must elect to have all distributions of dividends and capital gains reinvested by the Plan Agent. Holders of common shares who elect not to participate in the Plan (or, in the case of Preferred Dividend Fund and Premium Dividend Fund II, who do not elect to participate in the Plan) will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend-disbursing agent. After the Reorganizations, a holder of shares of a Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all holders who currently elect to participate in the Plan of a Fund will have their dividends automatically reinvested in shares of the combined fund.

Shareholders of Preferred Dividend Fund and Premium Dividend Fund II may join their respective Plans by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent's Web Site at www.melloninvestor.com. Shareholders of Preferred Dividend Fund and Premium Dividend Fund II must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date.

Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. The Plan Agent serves as agent for the holders of common shares in administering the Plan. If Premium Dividend Fund I, Select Dividend Trust, Preferred Dividend Fund or the Acquiring Fund declares a dividend payable either in common shares or in cash, non-participants will receive the equivalent in common shares. If the market price of the common shares of a Fund on the payment date of the dividend is equal to or exceeds their NAV as determined on the payment date, participants in the Plans (other than the Plan of Global Dividend
Fund) will be issued common shares (out of authorized but unissued shares) at a value equal to or higher of NAV or 95% of the market price. If the NAV exceeds the market price of the common shares at such time, or if the Board of a Fund declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the NYSE or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the common shares of a Fund, the average per share purchase price paid by the Plan Agent may exceed the NAV of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by a Fund.

With respect to Global Dividend Fund only, after the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as an agent for the participants, receive the cash payment and use it to buy shares on the open market, on the NYSE or elsewhere, for the participants' accounts. Global Dividend Fund will not issue any new shares in connection with the Plan.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus, in the case of Premium Dividend Fund I, Select Dividend Trust, Preferred Dividend Fund and the Acquiring Fund, the cost of any shares issued by those Funds. There will be no brokerage charges with respect to common shares issued directly by Premium Dividend Fund I, Select Dividend Trust, Preferred Dividend Fund or the Acquiring Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in a Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web Site at www.melloninvestor.com. Such withdrawal will be effective immediately if, with respect to Premium Dividend Fund I and Global Dividend Fund, received prior to a dividend record date (and with respect to Premium Dividend Fund II, Select Dividend Trust and Preferred Dividend Fund, if received not less than 10 days prior to a dividend record date); otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from a Plan or upon termination of a Plan, as provided below, certificates for whole common shares credited to his or her account under a Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in a Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of a Fund will include those shares purchased, as well as shares held pursuant to a Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under a Plan will receive tax information annually. The amount of dividend to be reported on the 1099-DIV should be: (1) in the case of shares issued by a Fund (other than Global Dividend Fund), the fair market value of such shares on the dividend payment date or (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases. Experience under a Plan may indicate that changes are desirable. Accordingly, each Fund reserves the right to amend or terminate its Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of a Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days written notice to all shareholders of a Fund. All correspondence or additional information concerning the Plans should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Additional Information About Preferred Shares of the Funds

General
The preferred shares of Premium Dividend Fund I, Premium Dividend Fund II and Global Dividend Fund are labeled "DARTS", the preferred shares of Select Dividend Trust are labeled "AMPS" and the preferred shares of Preferred Dividend Fund are labeled "ARPS". The DARTS, AMPS and ARPS are preferred shares of beneficial interest that entitle their holders to receive when, as and if declared by the Board of a Fund, out of funds legally available therefore, cumulative cash dividends at a rate per annum that may vary for the successive dividend periods for each series of preferred shares, and cumulative cash additional dividends, payable on specified dates. The DARTS, AMPS and ARPS are not traded on a stock exchange or over-the-counter. Each preferred share carries one vote on matters on which preferred shares can be voted. The DARTS, AMPS or ARPS are not convertible into common shares and have no preemptive rights. Each of the outstanding DARTS, AMPS and ARPS have a liquidation preference of $100,000 plus an amount equal to accumulated and unpaid dividends per share (whether or not earned by the Fund or declared, including additional dividends, if any) and are fully paid and nonassessable (except as described under "Governing Law" below).

Series
Under the 1940 Act, each Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Other than Premium Dividend Fund II, each Fund currently has one series of preferred shares outstanding. Premium Dividend Fund II currently has two series of DARTS outstanding. If the Reorganizations are approved and completed, the combined fund will have six series of DARTS. The existing series of Acquiring Fund DARTS will remain Series A and Series B and the Acquiring Fund will issue: Acquiring Fund DARTS, Series C in exchange for the existing series of DARTS of Premium Dividend Fund I; Acquiring Fund DARTS, Series D in exchange for the existing series of AMPS of Select Dividend Trust; Acquiring Fund DARTS, Series E in exchange for the existing series of ARPS of Preferred Dividend Fund; and Acquiring Fund DARTS, Series F in exchange for the existing series of DARTS of Global Dividend Fund. The additional series of preferred shares that will be exchanged for existing series of preferred shares of each Acquired Fund are expected to be designated in accordance with the foregoing, but may be designated pursuant to the order that each series is issued by the Acquiring Fund. The aggregate liquidation preference of each new series will equal the aggregate liquidation preference of the existing shares that the respective new series replaces. For each series, the number of shares and the liquidation preference per share will be the same as the existing series. The auction dates, rate period and dividend payment dates of the Acquiring Fund DARTS received in the Reorganization will be the same as that of the preferred shares held immediately prior to the Reorganization. The closings of the Reorganizations are conditioned upon the Acquiring Fund DARTS receiving a rating of "AA" from S&P and "aa2" from Moody's.

Outstanding Securities
Set forth below is information about each Fund's preferred shares as of December 22, 2006.

Premium Dividend Fund I

                                                                      (4)
                                                              Amount Outstanding
        (1)                (2)                  (3)           Exclusive of Amount
  Title of Class    Amount Authorized   Amount Held by Fund     Shown Under (3)
DARTS, Series A        unlimited               0                    685

Premium Dividend Fund II

                                                                      (4)
                                                              Amount Outstanding
        (1)                (2)                  (3)           Exclusive of Amount
  Title of Class    Amount Authorized   Amount Held by Fund     Shown Under (3)
DARTS, Series A        unlimited               0                    500
DARTS, Series B        unlimited               0                    500

Select Dividend Trust

                                                                     (4)
                                                             Amount Outstanding
       (1)                (2)                  (3)           Exclusive of Amount
  Title of Class   Amount Authorized   Amount Held by Fund     Shown Under (3)
AMPS, Series A        unlimited                0                    700

Global Dividend Fund

                                                                    (4)
                                                            Amount Outstanding
       (1)               (2)                  (3)           Exclusive of Amount
 Title of Class   Amount Authorized   Amount Held by Fund     Shown Under (3)
DARTS                 unlimited                0                    600

Preferred Dividend Fund

                                                                    (4)
                                                            Amount Outstanding
       (1)               (2)                  (3)           Exclusive of Amount
 Title of Class   Amount Authorized   Amount Held by Fund     Shown Under (3)
ARPS                  unlimited               0                    525

Purchase and Sale
Each Fund's series of preferred shares are purchased and sold at separate auctions conducted on a regular basis (unless a Fund elects, subject to certain conditions, to declare a special dividend period) by Deutsche Bank Trust Company Americas ("Deutsche Bank"), as Auction Agent for each of the Funds' preferred shares (other than Preferred Dividend Fund), or The Bank of New York ("BONY"), as Auction Agent for Preferred Dividend Fund's ARPS. Unless otherwise permitted by the Funds, existing and potential holders of preferred shares only may participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of preferred shares to the Auction Agent. On or prior to each auction date for the preferred shares (the business day prior to the beginning of a dividend period), each holder may submit a hold order, bid or sell order to its broker-dealer. Broker dealers may maintain a secondary trading market in the preferred shares outside of auctions; however, historically they have not done so and are not expected to do so in the future. The broker-dealers have no obligation to make a secondary market in the preferred shares outside of the auction and there can be no assurance that a secondary market for the preferred shares will develop or, if it does develop, that it will provide holders with liquidity of investment. The preferred shares are not registered on any stock exchange or on the National Association of Securities Dealers Automated Quotations system.

Broker-Dealers
After each auction, the Auction Agent will pay a service charge, from funds provided by each Fund, to each broker-dealer, at the annual rate of 0.25% of the aggregate purchase price of all preferred shares placed by such broker-dealer in such auction, for the number of days in the rate period to which such auction relates, calculated on the basis of a year of 360 days. For purposes of the preceding sentence, preferred shares will be deemed to have been placed by a broker-dealer if such shares were (i) the subject of hold orders deemed to have been made by existing holders of preferred shares that initially were acquired by such existing holders through such broker-dealer or (ii) the subject of the following orders submitted by such broker-dealer: (a) a submitted bid of an existing holder pursuant to which such existing holder continues to hold such shares as a result of the auction, (b) a submitted bid of a potential holder pursuant to which such potential holder purchases such shares as a result of the auction or (c) a submitted hold order.

The broker-dealer agreements provide that a broker-dealer may submit orders in auctions for its own account unless a Fund notifies all broker-dealers that they may no longer do so; provided, however, that in any event such broker-dealers may continue to submit hold orders and sell orders. If a broker-dealer submits an order for its own account in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders; such broker-dealer, however, would not have knowledge of orders submitted by other broker-dealers in that auction. In the broker-dealer agreements, broker-dealers agree to handle customer orders in accordance with their respective duties under applicable securities laws and rules.

Dividends and Distributions
General. Dividends on the preferred shares, which accrue daily, are cumulative at a rate that was established at each offering of the preferred shares and has been reset every 49 days thereafter by auction. Separate auctions will be conducted for each series of preferred shares of each Fund. Dividends will be payable when, as and if declared by a Fund's Board, every 49 days, subject to certain exceptions. Prior to each dividend payment date, each Fund is required to deposit with the Auction Agent sufficient and timely funds for the payment of declared dividends payable on such dividend payment date. Dividends generally will be paid through The Depository Trust Company or its successor (the "Securities Depository") on each dividend payment date. The Securities Depository, in accordance with current procedures, is expected to distribute dividends received from a Fund in next-day funds on each dividend payment date to agent members. These agent members are in turn expected to distribute such dividends to the person for whom they are acting as agents. The auction dates, rate period and dividend payment dates of the Acquiring Fund DARTS received in the Reorganization will be the same as that of the preferred shares held immediately prior to the Reorganization. Notwithstanding the foregoing, (i) if an auction with respect to a dividend period for the preferred shares is not held for any reason, the dividend rate on the shares of the preferred shares for such dividend period shall be the Maximum Applicable Rate (as defined in each Fund's By-Laws) on the auction date with respect to such dividend period and
(ii) if the preferred shares are called for redemption, the dividend rate for such shares until the commencement of the next dividend period will be the dividend rate otherwise in effect on the date of the Notice of Redemption and the dividend rate for such shares for each subsequent dividend period or part thereof (if any) until the redemption date will be the Maximum Applicable Rate on the auction date with respect to such dividend period.

If the Acquiring Fund, Select Dividend Trust, Global Dividend Fund or Preferred Dividend Fund fails to pay on any dividend payment date (or within the applicable grace period) the full amount of any dividend, the applicable rate will not, until such failure to pay is cured, be determined based on the results of an auction, but instead will be equal to 200% of the 60-day "AA" Composite Commercial Paper Rate (as defined in each Fund's By-Laws).

No dividends shall be declared or paid or set apart for payment on the preferred shares for any dividend period or part thereof unless full cumulative dividends (including additional dividends, if any) have been or contemporaneously are declared and paid on each of the preferred shares through the most recent dividend payment date. If full cumulative dividends are not paid on the preferred shares, all dividends on the preferred shares will be paid pro rata to the holders of the outstanding preferred shares. Holders of preferred shares will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be paid in respect of any dividend payment that may be in arrears.

Under current law, dividends paid by a Fund will be taxable as ordinary income and will be eligible for the Dividends Received Deduction to the extent that they are designated by a Fund as qualifying for such deduction. Each of Premium Dividend Fund I, Premium Dividend Fund II and Select Dividend Trust intends to operate so that dividends paid will qualify in their entirety for the Dividends Received Deduction and each Fund does not intend to realize any net capital gains, but there can be no assurance that this result will be achieved. Preferred Dividend Fund will be managed with a view to maximizing the portion of the Fund's distributions to holders of the preferred shares that, under normal market conditions, will qualify for the Dividends Received Deduction. Under normal market conditions, Global Dividend Fund anticipates that at least 50% of the dividends paid to holders of the preferred shares as a class will qualify for the Dividends Received Deduction.

If, with respect to Premium Dividend Fund I, the qualified dividends are less than its net income, exclusive of net capital gains, then the Fund will allocate the qualified dividends first to the preferred shares and then to the common shares, provided that the Fund receives an opinion of counsel that such preferential allocation is permitted under applicable law. If any other Fund realizes net capital gains in any taxable year, the Fund will designate a proportionate share of the dividends on the common shares and the preferred shares for the year as derived from such gains. Similarly, if the net income of any Fund other than Premium Dividend Fund I exceeds its qualified dividends in any taxable year, the Fund will designate a proportionate share of the dividends on the common shares and the preferred shares for the year as qualifying for the Dividends Received Deduction. In either case, dividends on the preferred shares for the taxable year would not qualify in their entirety for the Dividends Received Deduction and additional dividends would become payable on the preferred shares to compensate for the resulting reduction in the Net After-Tax Return to the holders of the preferred shares.

Additional Dividends. With respect to all Funds other than Premium Dividend Fund I, if for any taxable year, (i) a Fund realizes net capital gain, or (ii) the net income of a Fund, excluding net capital gains, exceeds its qualified dividends (each an "Additional Dividend Event"), a Fund will not designate a portion of the dividends paid on the preferred shares as qualifying for the Dividends Received Deduction. In that event, a cumulative additional dividend will become payable on each series of the preferred shares to all holders of record of the preferred shares as of the applicable dividend payment date and will be calculated such that the Net After-Tax Return to a holder of preferred shares that is a corporation based on the dividends paid with respect to the relevant dividend period for which the Additional Dividend Event occurs and the additional dividend relating to such dividends will be the same as the Net After-Tax Return that would have been derived from such dividends if such Additional Dividend Event had not occurred.

If, for any taxable year, any portion of the dividends paid on the preferred shares of Premium Dividend Fund I is ineligible for the Dividends Received Deduction because (i) the dividends received by the Fund that qualify for the Dividends Received Deduction are less than the net income of the Fund, excluding net capital gains, and, as a result, the Fund is not permitted to designate all of the dividends paid on the shares of the DARTS as qualifying for the Dividends Received Deduction or (ii) the net capital gains of the Fund are not allocated solely to the shares of the common stock (each an "Indemnity Event"), then a cumulative additional dividend will become payable on the shares of the DARTS in December of such year such that the Net After-Tax Return to a holder of shares of the DARTS that is a corporation from the dividends paid in respect of the year and the additional dividend relating to such dividends will be the same as the Net After-Tax Return that would have been derived from the dividends paid in respect of the year if such Indemnity Event had not occurred.

Unlike the other Funds, Premium Dividend Fund I has a provision in its By-Laws governing its preferred shares that permits it to allocate items of income and gain disproportionately to preferred shares such that items that are not eligible for the Dividends Received Deduction can be allocated away from preferred shares. This provision is based upon federal income tax law in effect at the time of the launch of Premium Dividend Income Fund I. Subsequent changes in federal income tax law permit pre-existing funds, such as Premium Dividend Income Fund I, to continue this practice but prohibit all funds offered subsequently from doing this. All of the Funds other than Premium Dividend Income Fund I accordingly do not have this capability. In certain circumstances, this allocation practice could enable Premium Dividend Fund I to avoid paying additional dividends on preferred shares at the expense of common shareholders where the other Funds could not. Following the Reorganization of Premium Dividend Fund I and the Acquiring Fund, common shareholders of Premium Dividend Fund I will no longer have this potential benefit. Because the Acquiring Fund operates to ensure that all dividends paid are eligible for the Dividends Received Deduction, Advisers does not believe that the loss of this benefit will be of material significance as a practical matter to common shareholders of Premium Dividend Fund I and is substantially outweighed by the benefits of the Reorganization.

If any designations or allocations made by a Fund are not given effect for federal income tax purposes, a Fund will not be required to pay additional dividends on the preferred shares to compensate for the resulting reduction in the Net After-Tax Return to the holders of the preferred shares. Moreover, no additional dividends shall be payable as a result of any change in the law concerning the eligibility of amounts paid with respect to the preferred shares for the Dividends Received Deduction or the reduction or elimination of the Dividends Received Deduction.

Dividend Rates
The following table provides information about the dividend rates for each series of each Fund's preferred shares as of a recent auction date:

  AUCTION DATE                       FUND/SERIES                     RATE
----------------------------------------------------------------------------
January 26, 2007     Premium Dividend Fund I, DARTS, Series A       3.999%
January 3, 2007      Premium Dividend Fund II, DARTS, Series A      3.119%
January 10, 2007     Premium Dividend Fund II, DARTS, Series B      3.980%
December 19, 2006    Select Dividend Trust, AMPS, Series A          4.090%
January 5, 2007      Global Dividend Fund, DARTS                    4.049%
January 2, 2007      Preferred Dividend Fund, ARPS                  4.069%

The dividend rates in effect at the closing of the Reorganizations will be the rates determined at the auctions held immediately prior to the closing date of each Reorganization. The auction dates, rate period and dividend payment dates of the Acquiring Fund DARTS received in the Reorganization will be the same as that of the preferred shares held immediately prior to the Reorganization.

Ratings
The DARTS of Premium Dividend Fund I have been issued a rating of "AA" from S&P. The preferred shares of Premium Dividend Fund II, Select Dividend Trust and Global Dividend Fund have been issued a rating of "AA" from S&P and "aa2" from Moody's. The ARPS of Preferred Dividend Fund have been rated "aa" by Moody's. The ratings expected to be received by the Acquiring Fund DARTS are "AA" from S&P and "aa2" from Moody's. Compliance with the Rating Agency Guidelines may impose restrictions on the securities in which a Fund may invest. Each Fund intends that, so long any preferred shares are outstanding, the composition of such Fund's portfolio reflects in part the Rating Agency Guidelines established by S&P and/or Moody's in connection with the Fund's receipt of ratings of "AA" from S&P and/or "aa2" or "aa" from Moody's, as applicable. Compliance with the Rating Agency Guidelines is required by each Fund's By-Laws.

The Rating Agency Guidelines require the Fund to meet, as of certain specified dates, certain asset coverage requirements that are imposed in connection with the rating of the preferred shares. If the Fund fails to meet such asset coverage requirements, the Fund may be required to redeem some or all of its outstanding preferred shares or may be required to purchase or otherwise acquire sufficient assets to meet the asset coverage requirements of the Rating Agency. In addition to the Rating Agency Guidelines, each Fund is required to comply with the 1940 Act requirement that the value of its total assets, less all liabilities not constituting senior securities of the Fund, must be at least equal to 200% of the aggregate liquidation preference of the preferred shares outstanding plus the value of any senior securities representing indebtedness. If a Fund fails to meet the 1940 Act asset coverage requirement as of certain specified evaluation dates and fails, within a specified period, to cure such failure, it may be required to redeem some or all of the outstanding preferred shares.

S&P and Moody's are nationally recognized, independent statistical Rating Agencies which issue ratings that reflect the perceived creditworthiness of various securities. Each Fund will pay certain fees to S&P and/or Moody's for rating the preferred shares. The guidelines for rating such preferred shares have been developed by S&P and Moody's in connection with other issuances of asset-backed and similar securities, including debt obligations and auction rate preferred stock, generally on a case-by-case basis through discussions with the respective issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality, duration and amount to justify investment grade ratings. The guidelines do not have the force of law on a Fund, but have been adopted by each Fund in its By-Laws in order to satisfy current requirements necessary for S&P and/or Moody's to issue the above-described ratings for the preferred shares, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. A Rating Agency's guidelines will apply to the preferred shares of a Fund only so long as such Rating Agency is rating the preferred shares.

Each Fund may, but is not required to, adopt any modifications to the Rating Agency Guidelines that may hereafter by established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings assigned to the preferred shares or a withdrawal of ratings altogether. In addition, any Rating Agency providing a rating for the preferred shares may, at any time, change or withdraw any such rating. The Board of each Fund may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by a Fund pursuant to the Rating Agency Guidelines in the event S&P and/or Moody's is no longer rating the preferred shares or the Fund receives written confirmation from S&P and/or Moody's that any such amendment, alternation or repeal would not impair the rating then assigned to the preferred shares.

A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the preferred shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines described above also do not address the likelihood that an owner of preferred shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to S&P and/or Moody's by a Fund and/or the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares of each Fund have not been rated by S&P or Moody's. Each Fund may at some future time seek to have the preferred shares rated by an additional or substitute Rating Agency.

Redemptions
Notwithstanding the provisions for redemptions described below, no Fund may redeem, purchase or otherwise acquire preferred shares (or, with respect to Select Dividend Trust, Global Dividend Fund and Preferred Dividend Fund, mail a notice of redemption with respect to an optional redemption), unless: (i) all accumulated and unpaid dividends (including additional dividends) on all outstanding preferred shares for all applicable past dividend periods shall have been or are contemporaneously paid or declared, and a sum sufficient for the payment of such dividends is set apart for payment and (ii) the 1940 asset coverage requirements and any asset coverage requirements that may be imposed by a Rating Agency in connection with any rating of the preferred shares would be met on the date of such redemption, purchase or other acquisition after giving effect thereto. Global Dividend Fund is subject to the additional condition that: (a) in the case the preferred shares are then being rated by Moody's, the Fund has cash and short-term money market instruments maturing prior to the redemption date in the aggregate amount equal in value to the amount required to be paid upon any such redemption (including any required premium) and, (b) in the case the preferred shares are then being rated by S&P, the Fund has S&P Eligible Asset (as, defined in the By-Laws) with a maturity or tender date not later than the redemption date and with a value at least equal to the amount required to be paid upon any such redemption (including any required premium). Preferred Dividend Fund is subject to the additional condition set forth in (a) above. Notwithstanding any of the foregoing, a Fund may, subject to the requirements of the 1940 Act, redeem, purchase or otherwise acquire preferred shares (1) as a whole, either pursuant to an optional redemption or a mandatory redemption or (2) pursuant to a purchase or exchange offer made on an equal basis for all of the outstanding preferred shares for a price that is proper under the 1940 Act. In the event that fewer than all of the outstanding preferred shares are to be redeemed pursuant to either an optional redemption or a mandatory redemption, the shares to be redeemed shall otherwise be selected by lot, or such other method as the Board deems fair and equitable.

Optional Redemptions. The preferred shares are redeemable at the option of each Fund, as a whole or in part, on any dividend payment date with respect to Global Dividend Fund, Select Dividend Trust and Preferred Dividend Fund and on the second business day preceding any dividend payment date with respect to the Acquiring Fund and Premium Dividend Fund I, at a price equal to $100,000 per share plus, in each case, accumulated and unpaid dividends (including additional dividends, if any) to the redemption date. The ARPS of Preferred Dividend Fund may not be optionally redeemed in part if, after such partial redemption, fewer than 30 ARPS remain outstanding. The DARTS of Global Dividend Fund may not be optionally redeemed in part if, after such partial redemption fewer than 30 DARTS remain outstanding. No other Funds have any provision for the minimum number of preferred shares outstanding to allow the Fund to optionally redeem its shares. Each Fund (other than Preferred Dividend Fund) provides that optional redemptions may occur with not fewer than 30 nor more than 45 days' notice. Preferred Dividend Fund provides that optional redemptions may occur with no fewer than 25 nor more than 30 days' notice.

Mandatory Redemptions. The preferred shares are subject to mandatory redemption if either the 1940 Act asset coverage requirements or the asset coverage requirements that may be imposed by a Rating Agency in connection with any rating of the preferred shares are not met as of an applicable cure date, in part to the extent necessary to restore such asset coverage or, if such asset coverage cannot be so restored, as a whole. In each case, the redemption price will be $100,000 per share plus accumulated and unpaid dividends (including additional dividends, if any) to the redemption date.

If a Fund does not have funds legally available for the redemption of all or any portion of the preferred shares to be redeemed on any mandatory redemption date, the Fund will redeem on such mandatory redemption date the number of preferred shares that it has legally available funds to redeem and the remainder of the preferred shares required to be redeemed will be redeemed on the earliest practicable date next following the day on which the Fund has funds legally available for the redemption of the preferred shares, pursuant to a notice of redemption

(which will specify a mandatory redemption date that is not fewer than the minimum number of days after the date of such notice required by the 1940 Act).

From and after the occurrence of any event requiring the redemption of preferred shares, and for so long as any preferred shares are subject to mandatory redemption, a Fund may not reinvest the proceeds of any assets received prior to the mandatory redemption date for any such shares except in short-term money market instruments with maturity dates prior to such mandatory redemption date, except that the foregoing restrictions will not be applicable to any reinvestment of such proceeds if, after giving effect thereto, the Fund would have sufficient monies to redeem all of the preferred shares that are subject to redemption on such mandatory redemption date.

Liquidation Rights
In the event of any voluntary or involuntary liquidation, dissolution or winding up of a Fund, holders of preferred shares are entitled to receive, out of the assets of a Fund available for distribution to shareholders after satisfying claims of creditors but before any payment or distribution of assets is made to the holders of the common shares or any other class of shares of beneficial interest ranking junior to the preferred shares upon liquidation, a liquidation distribution in the amount of $100,000 per share plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared and including additional dividends, if any) to the date of such distribution. If upon such events, the assets of a Fund are insufficient to pay the holders of preferred shares the full amount of the liquidation distributions to which they are entitled, holders of preferred shares will share ratably in any such distribution of assets. Unless and until payment in full has been made to holders of preferred shares of the liquidation distributions to which they are entitled, no dividends or distributions in liquidation will be made to holders of the common shares or any other shares of beneficial interest ranking junior to the preferred shares and no purchase, redemption or other acquisition for any consideration by a Fund will be made in respect of the common shares or any other shares of beneficial interest ranking junior to the preferred shares upon liquidation. After payment to holders of the preferred shares of the full amount of the liquidation distributions to which they are entitled, such holders will have no rights or claims to the remaining assets of the Fund. Neither a sale, lease or exchange of all or substantially all of the property and assets of a Fund nor a consolidation or merger of a Fund with or into any other trust or corporation will be deemed to be a liquidation, whether voluntary or involuntary, dissolution or winding up of a Fund for the purpose of determining liquidation rights.

Additional Information
For additional information on Acquiring Fund DARTS, Acquired Fund shareholders should consult the Acquiring Fund's By-Laws attached as Appendix A to the Statement of Additional Information. Acquiring Fund DARTS issued in connection with the Reorganizations will be governed by the By-Laws of the Acquiring Fund, which, upon completion of the Reorganizations, will be amended to reflect the creation of new series and the issuance of additional DARTS.

U.S. Federal Income Tax Matters

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares or preferred shares of a Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions; insurance companies; dealers in securities or foreign currencies; foreign shareholders; shareholders who hold their shares as or in a hedge against currency risk, a constructive sale or a conversion transaction; shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans accounts, or entities. In addition, the discussion does not address any state, local or foreign tax consequences and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting each Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Each Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income and capital gains distrib-uted to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, a Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from (a) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income for the items described in (a) above (each a "Qualified Publicly Traded Partnership") (the "90% income test"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If a Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of a Fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain. If for any taxable year a Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% federal tax rate and, when such income is distributed, to a further tax at the shareholder level. In addition, a Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a regulated investment company for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Each holder of common shares of the Funds, other than holders of Preferred Dividend Fund and Premium Dividend Fund II, will automatically have all distributions of dividends and capital gains reinvested by the Plan Agent, unless an election is made to receive cash. Holders of common shares of Preferred Dividend Fund and Premium Dividend Fund II must elect to have all distributions of dividends and capital gains reinvested by the Plan Agent. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund, as "qualified dividend income" taxable to individual shareholders at a maximum 15% tax rate (if any) and dividends from net capital gain (if any) that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A portion of the dividend distributions to individual shareholders may qualify as "qualified dividend income" as that term is defined in Section 1(h)(11) of the Code, qualifying for the maximum 15% tax rate on dividends under the Jobs and Growth Tax Relief Reconciliation Act of 2003 to the extent that such dividends are attributable to qualified dividend income from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met. Capital gain dividends distributed by a Fund (if any) to individual shareholders generally will qualify for the maximum 15% tax rate under such Act. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when a Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution. The source and U.S. federal income tax status of all distributions will be reported to shareholders annually and shareholders receiving distributions in the form of additional shares of a Fund will receive a report as to the NAV of those shares.

If a Fund retains any net capital gains for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

If a Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. Each Fund will monitor and may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

When a Fund utilizes leverage through borrowing or issuing preferred shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a suspension or limitation could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, a Fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. Each Fund will endeavor to avoid restrictions on its ability to distribute dividends.

If for any taxable year a Fund fails to qualify for treatment as a regulated investment company under the Code, the Fund will incur a regular Federal corporate income tax on its taxable income (including capital gain), irrespective of whether such income has been distributed to shareholders. Distributions to its shareholders for such year would be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, if any. Before requalifying as a regulated investment company for a subsequent taxable year, the Fund would be required to dis-tribute to shareholders any earnings and profits accumulated in the taxable year(s) for which it did not qualify as a regulated investment company.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

At the time of an investor's purchase of a Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable as ordinary income to such investor even if the NAV of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and other dispositions of a Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of a Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in a Fund (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In that event, the basis of the replacement shares of the Fund will be increased to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by a Fund on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by a Fund as long-term or short-term. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or borrow to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of a Fund's income and gains or losses and hence of its distributions to shareholders.

Dividends of investment company taxable income designated by a Fund and received by corporate shareholders of the Fund will qualify for the Dividends Received Deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the Dividends Received Deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or by application of the Code.

The federal income tax treatment of a Fund's investment in preferred securities or other securities and its transactions involving, among other things, swaps, caps, floors and collars is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by a Fund, the timing or character of income recognized by the Fund could be affected and the Fund may be required to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including dividends qualifying for the Dividends Received Deduction (if any) and capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Consequently, each Fund other than Premium Dividend Fund I intends to designate distributions made to the common shareholders and the preferred shareholders of particular types of income (including ordinary income, qualified dividend income (if any) and capital gains) in accordance with each such class's proportionate share of such income.

Dividends (including additional dividends, if any) paid on the preferred shares and dividends paid on the common shares (other than capital gains dividends described below) will be eligible for the Dividends Received Deduction to the extent they are designated by a Fund as qualifying for such deduction, except the aggregate amount of dividends which may be designated by a Fund for any year cannot exceed the aggregate amount of qualified dividends received by the Fund in that year for which it would be allowed if it were not a regulated investment company.

Under current law, for any taxable year of a Fund, ordinary income dividends paid by the Fund will qualify fully for the Dividends Received Deduction if the qualified dividends received by the Fund are not less than the net income of the Fund exclusive of net capital gains (stated differently, if the income of the Fund other than such dividends or net capital gains does not exceed the expenses of the Fund). Each Fund intends to operate so as to achieve this result, but there can be no assurance that it will be achieved. A Fund's "net income" includes all dividends, interest and other income and short-term capital gains earned by the Fund on its portfolio holdings, net of the Fund's expenses. The term "net capital gains" means the excess of net long-term capital gains over net short-term capital losses.

Under Rev. Rul. 89-81, 1989-1 C.B. 226, distributions on the preferred shares and the common shares are required to consist proportionately of each type of income with particular tax characteristics earned by a Fund. Thus, if for a given taxable year, a particular percentage of the total net income of a Fund qualifies for the Dividends Received Deduction, then a uniform percentage of the distributions on the preferred shares and on the common shares of each Fund other than Premium Dividends Fund I will qualify for such deductions. As a Fund established prior to the issuance of Rev. Rul 89-81, Premium Dividends Fund I is not subject to the proportionality requirement of the ruling. Instead, in the case of Premium Dividend Fund I, if the qualified dividends received by the Fund are less than its net income, exclusive of net capital gains, then the Fund will allocate the qualified dividends first to the preferred shares and then to the common shares, provided that Premium Dividend Fund I receives an opinion of counsel that such a preferential allocation is permitted under applicable law. If such an opinion is not received by Premium Dividend Fund I, then the Fund will allocate the qualifying dividends ratably among the common shares and the preferred shares, most likely ratably in proportion to the dividends paid on shares of each. In the event that qualified dividends are allocated ratably between the preferred shares and the common shares of a Fund, some portion of the dividends payable on the preferred shares might not qualify for the Dividends Received Deduction. In such event, the Fund would pay additional dividends to maintain the Net After-Tax Return of holders of preferred shares. Payment of any such additional dividends on the preferred shares will reduce the amount available for payment of dividends on the common shares.

Based in part on the lack of any present intention on the part of any Fund to redeem or purchase the preferred shares at any time in the future, each Fund believes that under present law its preferred shares will constitute stock of the Fund and distributions with respect to the preferred shares (other than distributions in redemption of the preferred shares that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to shareholders (other than qualified dividend income and capital gain dividends). This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the preferred shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example that the preferred shares constitute debt of a Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead distributions by such Fund to shareholders of preferred shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

If a Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Sales, redemptions and other dispositions of preferred shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund's shares (including a redemption of preferred shares) is properly treated as a sale or exchange for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if preferred shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Even if a redemption of preferred shares were treated as a sale or exchange, any declared but unpaid dividends distributed to shareholders in connection with the redeemed shares will be taxable to shareholders as dividends as described above.

Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event a shareholder acquires other shares in a Fund (including those acquired pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

Each Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of a Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of a Fund and its preferred shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to each Fund can be found in the Statement of Additional Information, which is incorporated by reference into this Joint Proxy Statement/Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state and local income or other taxes.

Governing Law

Each Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts. Premium Dividend Fund I was organized as a corporation in the State of Maryland on June 20, 1988, commenced investment operations on October 28, 1988, and was reorganized as a business trust under the laws of the Commonwealth of Massachusetts on July 18, 1990; Premium Dividend Fund II was organized on September 26, 1989, and commenced investment operations on December 21, 1989; Select Dividend Trust was organized on May 8, 1990, and commenced investment operations on July 31, 1990; Global Dividend Fund was organized on May 28, 1992, and commenced investment operations on August 1, 1992; and Preferred Dividend Fund was organized on March 22, 1993, and commenced investment operations on June 1, 1993.

Under Massachusetts law, shareholders of each Fund, including holders of the common shares and any preferred shares, could, in certain circumstances, be held personally liable for the obligations of a Fund. However, each Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. Notice of such disclaimer may be given in any agreement, obligation or instrument entered into or executed by a Fund or the Trustees on behalf of the Fund. Each Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

Each Agreement and Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees or officers individually but only upon the property of the Fund and that the Trustees or officers will not be liable for actions or failures to act. Nothing in each Agreement and Declaration of Trust, however, protects a Trustee or officer against any liability to which such Trustee or officer may be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's or officer's office.

Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.

Certain Provisions of the Declarations of Trust

Each Fund's Agreement and Declaration of Trust and By-Laws include certain provisions that may have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure. The affirmative vote of the holders of at least 75% of the outstanding common shares of each Fund, voting as a separate class, is required to remove a Trustee elected by the holders of the common shares from his office during his term or for an amendment of the Agreement and Declaration of Trust to reduce or eliminate the 75% vote required for such removal, unless with respect to the former such termination has been authorized by the affirmative vote of two-thirds of the total number of Trustees elected by the holders of the common shares then in office, in which case the affirmative vote of a majority of the outstanding shares of such class is required. Trustees elected by the holders of the common shares may only be removed by the shareholders for cause. The affirmative vote of the holders of at least a majority of the outstanding preferred shares of a Fund, voting as a separate class, is required for the removal of a Trustee elected by the holders of the preferred shares, with or without cause, from his office during his term, or for an amendment of the Agreement and Declaration of Trust to reduce or eliminate the majority vote required for such removal.

Each Fund's Board is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one third of the Board is elected by shareholders each year. Such classification may prevent replacement of a majority of the Trustees for up to a two year period.

In addition, the affirmative vote of the holders of at least 67% of the outstanding common shares and preferred shares of each Fund, each voting as a separate class, is required to authorize any of the following actions: (i) merger or consolidation of a Fund, (ii) sale of all or substantially all of the assets of a Fund, (iii) liquidation or dissolution of a Fund or (iv) amendment of the Agreement and Declaration of Trust to reduce the 67% vote required to authorize the actions in (i) through (iii), unless with respect to any of the foregoing actions in (i) through (iii), such action has been authorized by the affirmative vote of two-thirds of the total number then in office, in which case the affirmative vote of at least a majority of the outstanding common shares and preferred shares, each voting as a separate class, is required to authorize the actions in (i) through (iii). Global Dividend Fund's voting rights with respect to mergers or consolidations differs from the other Funds in that so long as its DARTS are rated by Moody's and S&P, the Fund will not merge or consolidate into or with any other corporation or entity, unless it has received written confirmation from Moody's and/or S&P, as the case may be, that such action would not impair the ratings then assigned to the DARTS.

For all Funds other than Preferred Dividend Fund, conversion to an open-end investment company would require the approval of the holders of the Fund's outstanding common shares, voting together as a single class, and the holders of the Fund's preferred shares, voting as a separate class. With respect to all Funds other than Preferred Dividend Fund, the affirmative vote of the holders of at least 75% of the outstanding common shares and preferred shares of a Fund, each voting as a separate class, is required to authorize (i) a Fund's conversion from a closed-end to an open-end investment company or (ii) amendment of the Agreement and Declaration of Trust to reduce the

75% vote required to authorize conversion, unless with respect to the former, such action has been authorized by the affirmative vote of two-thirds of the total number of Trustees then in office, in which case the affirmative vote of at least a majority of the outstanding shares of each class is required to authorize the action in (i).

With respect to Preferred Dividend Fund, the affirmative vote of the holders of at least a majority of the outstanding common shares and preferred shares of the Fund, voting as a single class, is required to authorize the Fund's conversion from a closed-end to an open-end investment company, provided that with respect to the foregoing, such action has been authorized by the affirmative vote of two thirds of the total numbers of Trustees then in office. In the event that conversion from a closed-end to an open-end investment company is approved by less than two thirds of the total number of Trustees then in office, a majority of the Trustees then in office and the affirmative vote of the holders of at least 75% of the outstanding common shares and preferred shares of Preferred Dividend Fund, voting as a single class, is required to (i) authorize the Fund's conversion from a closed-end to an open-end investment company or (ii) amend the Agreement and Declaration of Trust to reduce the 75% vote required to authorize conversion.

The Trustees of each Fund have determined that the voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interests of each Fund and its shareholders generally. Refer to the Agreement and Declaration of Trust and By-Laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction.

Conversion to Open-End Funds

Each Fund may be converted to an open-end investment company at any time by a vote of the outstanding common shares and preferred shares as stated in that Fund's Agreement and Declaration of Trust and By-Laws. See "Certain Provisions of the Declarations of Trust."

If a Fund converted to an open-end investment company, it would be required to redeem all preferred shares then outstanding, and the Fund's common shares would no longer be listed on the NYSE. If a Fund were converted to an open-end investment company, it is also likely that new common shares would be sold at NAV plus a sales load. Conversion to open-end status would also require a Fund to modify certain investment restrictions and policies including those related to the issuance of senior securities, borrowing money and illiquid securities. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. A Fund's Board may at any time propose conversion of a Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

Voting Rights

Except as otherwise indicated in this Joint Proxy Statement/Prospectus or as otherwise required by applicable law, holders of the preferred shares of each Fund have equal voting rights with holders of common shares of each Fund (one vote per share) and will vote together with holders of common shares as a single class.

When holders of the preferred shares are entitled to vote, each holder is entitled to cast one vote per preferred share. For purposes of any right of holders of the preferred shares to vote on any matter, whether such right is created by the Fund's Agreement and Declaration of Trust, the By-Laws, by statute or otherwise, no holder of preferred shares will be entitled to vote and no preferred shares will be deemed to be outstanding for the purpose of voting or determining the number of shares entitled to vote or of shares deemed outstanding for quorum purposes, as the case may be, sufficient funds for the redemption of such shares have been deposited with the preferred shares paying agent and irrevocable instructions and authority to pay the redemption price to such holder of preferred shares for that purpose and the requisite notice of redemption has been given.

The common shares and the preferred shares of each Fund vote as separate classes on amendments to the Agreement and Declaration of Trust or By-Laws that would adversely affect their respective interests (other than an amendment to the By-Laws of Preferred Dividend Fund to incorporate the requirements of any nationally recognized statistical rating organization in connection with the rating of the preferred shares). So long as preferred shares of a Fund are outstanding: (i) the Fund may not be voluntarily liquidated, dissolved, wound up, merged or consolidated and may not sell all or substantially all of its assets, without the approval of the holders of at least 67% of the preferred shares and the common shares, each voting as a separate class; (ii) the Fund may not take any action adversely affecting either the preferred shares or the common shares without the approval of at least a majority of the outstanding shares of such class; provided that, in the case of Preferred Dividend Fund, neither the approval of the holders of preferred shares nor the holders of the common shares shall be required in the event the By-Laws are amended to incorporate the requirements of any Rating Agency in connection with any rating of the preferred shares by any Rating Agency, whether such Rating Agency is in addition to or in substitution of Moody's or in connection with any requirements that may be from time to time imposed by Moody's, provided any such amendment is approved by at least a majority of the Trustees then in office; (iii) the affirmative vote of the lesser of (x) the holders of more than 50% of the preferred shares then outstanding and the holders of more than 50% of the common shares then outstanding, each voting as a separate class or (y) in the case of each Fund other than Premium Dividend Fund II, the holders of at least 67% of the preferred shares and the holders of at least 67% of the common shares, each voting as a separate class, present at a meeting if more than 50% of the outstanding shares of each class are represented in person or by proxy at such meeting, is required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including a change to the Fund's fundamental investment policies; (iv) the approval of at least a majority of Trustees in the case of Preferred Dividend Fund only, and 75% of the outstanding preferred shares and common shares, each voting as a separate class for all Funds other than Preferred Dividend Fund, and voting as a single class in the case of Preferred Dividend Fund, is required to convert the Fund from a closed-end investment company to an open-end investment company; and (v) the approval of a majority of the outstanding preferred shares, voting as a separate class, is required to amend, alter or repeal any of the preferences, rights or powers or to increase or decrease the number of preferred shares authorized to be issued or to issue (x) in the case of Premium Dividend Fund I, Premium Dividend Fund II, Select Dividend Trust and Global Dividend Fund any additional series of preferred shares, and (y) in the case of Global Dividend Fund and Preferred Dividend Fund, another class of equity securities with a dividend or liquidation preferred payable senior to or in parity with the preferred shares; provided however, that if any of the actions specified in either (i) or (iv) above are recommended by two-thirds of the total number of Trustees then in office, then the approval of at least a majority of the outstanding preferred shares and common shares, each voting as a separate class (except with respect to (iv) in the case of Preferred Dividend Fund, in which case the holders of preferred shares and common shares shall vote as a single class), shall be sufficient authorization. Global Dividend Fund's voting rights with respect to mergers or consolidations differs from the other Funds in that so long as its DARTS are rated by Moody's and S&P, the Fund will not merge or consolidate into or with any other corporation or entity, unless it has received written confirmation from Moody's and/or S&P, as the case may be, that such action would not impair the ratings then assigned to the DARTS. The common shares and the preferred shares of each Fund will also vote separately to the extent otherwise required under Massachusetts law or the 1940 Act as in effect from time to time.

Holders of preferred shares of each Fund, voting separately as a single class, are entitled to elect two of the Fund's Trustees and the remaining Trustees are elected by holders of the common shares voting separately as a single class. However, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting separately as a single class, will be entitled to elect, until such time as the accumulated and unpaid dividends have been paid or provided for, additional Trustees who, together with the two Trustees ordinarily elected by them, will be a majority of the Fund's Trustees.

Such voting right will continue unless and until all accumulated and unpaid dividends (including additional dividends, if any) on the then outstanding preferred shares, including the accumulated and unpaid dividends for the current dividend period shall have been paid or declared and a sum sufficient set apart for the payment of such dividends, at which time the additional voting right described in the preceding paragraph shall cease, subject, however, to its revesting in holders of the preferred shares upon the further occurrence of accumulated dividends on any outstanding preferred shares being unpaid in an amount equal to two full years' dividends. If a Fund pays, or declares and sets apart for payment, in full, all dividends payable on all outstanding preferred shares before holders of the preferred shares have exercised their right to elect additional Trustees of the Fund, such holders will be deemed not to have acquired such additional voting right.

The term of office of all persons who are Trustees of a Fund at the time of a special meeting of holders of the preferred shares at which additional Trustees will be elected will continue, notwithstanding the election of additional Trustees at such meeting by such holders. The persons elected by holders of the preferred shares, together with the incumbent Trustees elected by holders of the preferred shares or the common shares, will constitute the duly elected Trustees of a Fund. Upon the expiration of the right to elect additional Trustees, the term of office of the additional Trustees will terminate automatically and only the incumbent Trustees (including the two Trustees previously elected by the holders of the preferred shares) will constitute the duly elected Trustees.

The Trustees elected by holders of the common shares will (subject to the 1940 Act and other applicable law) be subject to removal for cause only by the vote of holders of 75% of the outstanding common shares, provided, however, that if such removal is recommended by two-thirds of the total number of Trustees then in office elected by the holders of the common shares, the vote of the holders of a majority of the common shares then outstanding shall be sufficient authorization. The Trustees elected by holders of the preferred shares will (subject to the provisions of the 1940 Act and other applicable law) be subject to removal, with or without cause, by the vote of the holders of a majority of the outstanding preferred shares. Any vacancy on the Board occurring by reason of such removal or otherwise may be filled (subject to the provisions of the 1940 Act and other applicable law) by a vote of a majority of the remaining Trustees, or the remaining Trustee, previously elected by holders of the common shares or the preferred shares, respectively, or by a vote of holders of the common shares or the preferred shares, as the case may be.

The Trustees of each Fund have determined that the voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interests of each Fund and its shareholders generally. Refer to the Agreement and Declaration of Trust and By-Laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund through a tender offer or similar transaction.

Past Performance of Each Fund

As shown in the table below, the performance of Premium Dividend Fund II has exceeded that of the other Funds for 1, 3 and 10-year periods. Each Fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several factors, including changes in investor perceptions of each Fund or its investment adviser, market conditions, fluctuations in supply and demand for each Fund's shares and changes in each Fund's distributions.

Total Returns as of October 31, 2006

                    Premium                Premium                 Select                  Global                 Preferred
                Dividend Fund I        Dividend Fund II        Dividend Trust           Dividend Fund           Dividend Fund
------------------------------------------------------------------------------------------------------------------------------------
                NAV        Market       NAV       Market       NAV        Market       NAV        Market       NAV        Market
                           Price                  Price                   Price                   Price                   Price
------------------------------------------------------------------------------------------------------------------------------------
1 year         15.33%      12.94%      15.91%      8.11%      15.48%      15.99%      14.44%      17.96%      10.78%      12.32%
3 years        11.77%       4.30%      12.55%      7.16%      11.97%       3.83%      11.86%       8.15%       9.84%       8.90%
5 years         8.32%       5.50%       9.05%      8.28%       8.34%       5.14%       8.98%       7.58%       9.09%       9.16%
10 years        8.57%       6.56%       8.76%      8.16%       8.19%       6.93%       8.66%       8.24%       8.45%       7.62%

Financial Highlights

PREMIUM DIVIDEND FUND I. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

Period ended                                    9-30-02(1)     9-30-03(1)     9-30-04(1)     9-30-05(1)       9-30-06
----------------------------------------------------------------------------------------------------------------------
Per share operating performance
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $   9.74       $   8.30       $   8.82       $   9.25       $   9.85
Net investment income(2)                            0.78           0.69           0.64           0.65           0.67
Net realized and unrealized gain
  (loss) on investments                            (1.49)          0.54           0.56           0.66           0.04
Distributions to DARTS                             (0.08)         (0.06)         (0.05)         (0.11)         (0.16)
Total from investment operations                   (0.79)          1.17           1.15           1.20           0.55
Less distributions to common shareholders
From net investment income                         (0.65)         (0.65)         (0.72)         (0.60)         (0.53)
Net asset value, end of period                  $   8.30       $   8.82       $   9.25       $   9.85       $   9.87
Per share market value, end of period           $   9.15       $   9.24       $   9.38       $   8.90       $   8.63
Total return at market value(3) (%)                12.03           8.91           9.76           1.09           3.27
----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to common
  shares, end of period (in millions)           $    125       $    134       $    141       $    151       $    151
Ratio of net investment income to
  average net assets(4) (%)                         1.79           1.90           1.70           1.65           1.61
Ratio of net investment income to
  average net assets(5) (%)                         8.42           8.33           7.06           6.69           7.07
Portfolio turnover (%)                                11             10             16             17             30
----------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
----------------------------------------------------------------------------------------------------------------------
Total value of DARTS outstanding
  (in millions)                                 $     68       $     69       $     69       $     69       $     69
Involuntary liquidation preference
  per unit (in thousands)                       $    100       $    100       $    100       $    100       $    100
Average market value per unit
  (in thousands)                                $    100       $    100       $    100       $    100       $    100
Asset coverage per unit(6)                      $280,462       $287,811       $304,418       $320,275       $318,822

(1)  Audited by previous auditor.

(2)  Based on the average of shares outstanding.

(3)  Assumes dividend reinvestment.

(4) Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.20%, 1.23%, 1.14%, 1.13% and 1.09%, respectively.

(5) Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.65%, 5.39%, 4.73%, 4.57% and 4.80%, respectively.

(6) Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

PREMIUM DIVIDEND FUND II. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

Period ended                                   10-31-02(1)     10-31-03(1)     10-31-04(1)     10-31-05(1)     10-31-06
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  12.06        $  10.01        $  10.99        $  11.73       $  11.78
Net investment income(2)                            0.99            0.87            0.84            0.85           0.88
Net realized and unrealized gain
  (loss) on investments                            (2.14)           1.21            0.80            0.14           1.11
Distributions to DARTS Series A and B              (0.12)          (0.08)          (0.09)          (0.17)         (0.25)
Total from investment operations                   (1.27)           2.00            1.55            0.82           1.74
Less distributions to common shareholders
From net investment income                         (0.78)          (1.02)          (0.81)          (0.77)         (0.65)
Net asset value, end of period                  $  10.01        $  10.99        $  11.73        $  11.78       $  12.87
Per share market value, end of period           $   9.40        $  11.14        $  11.19        $  11.05       $  11.26
Total return at market value(3) (%)                (7.55)          30.87            8.06            5.35           8.11
-------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to common
  shares, end of period (in millions)           $    150        $    165        $    177        $    177       $    194
Ratio of net investment income to
  average net assets(4) (%)                         1.91            1.91            1.78            1.67           1.67
Ratio of net investment income to
  average net assets(5) (%)                         8.66            8.45            7.38            6.96           7.36
Portfolio turnover (%)                                10               9               9              11             24
-------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
-------------------------------------------------------------------------------------------------------------------------
Total value of DARTS Series A outstanding
  (in millions)                                 $     50        $     50        $     50        $     50       $     50
Total value of DARTS Series B outstanding
  (in millions)                                 $     50        $     50        $     50        $     50       $     50
Involuntary liquidation preference
  per unit (in thousands)                       $    100        $    100        $    100        $    100       $    100
Average market value per unit
  (in thousands)                                $    100        $    100        $    100        $    100       $    100
Asset coverage per unit(6)                      $247,689        $264,239        $272,034        $276,340       $292,301

(1)  Audited by previous auditor.

(2)  Based on the average of shares outstanding.

(3)  Assumes dividend reinvestment.

(4) Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.20%, 1.16%, 1.12%, 1.08% and 1.07%, respectively.

(5) Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.46%, 5.14%, 4.66%, 4.50% and 4.74%, respectively.

(6) Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

SELECT DIVIDEND TRUST. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

Period ended                                    6-30-02(1)     6-30-03(1)     6-30-04(1)     6-30-05(1)      6-30-06
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  15.43       $  13.77       $  13.73       $  13.36      $  15.19
Net investment income(2)                            1.18           1.08           0.96           1.03          1.00
Net realized and unrealized gain
  (loss) on investments                            (1.61)          0.06          (0.17)          1.94         (1.06)
Distributions to AMPS                              (0.15)         (0.10)         (0.08)         (0.15)        (0.23)
Total from investment operations                   (0.58)          1.04           0.71           2.82         (0.29)
Less distributions to common shareholders
From net investment income                         (1.08)         (1.08)         (1.08)         (0.99)        (0.82)
Net asset value, end of period                  $  13.77       $  13.73       $  13.36       $  15.19      $  14.08
Per share market value, end of period           $  13.69       $  14.72       $  13.65       $  13.79      $  12.07
Total return at market value(3) (%)                (0.45)         16.82           0.23           8.46         (6.65)
-------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to common
  shares, end of period (in millions)                136            137            133            152           141
Ratio of net investment income to
  average net assets(4) (%)                         1.77           1.90           1.78           1.72          1.70
Ratio of net investment income to
  average net assets(5) (%)                         7.99           8.62           7.04           7.17          6.89
Portfolio turnover (%)                                15              2             18             36            26
-------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
-------------------------------------------------------------------------------------------------------------------------
Total value of AMPS outstanding
  (in millions)                                 $     70       $     70       $     70       $     70      $     70
Involuntary liquidation preference
  per unit (in thousands)                       $    100       $    100       $    100       $    100      $    100
Average market value per unit
  (in thousands)                                $    100       $    100       $    100       $    100      $    100
Asset coverage per unit(6)                      $290,311       $294,629       $288,521       $316,085      $300,063

(1)  Audited by previous auditor.

(2)  Based on the average of shares outstanding.

(3)  Assumes dividend reinvestment.

(4) Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.20%, 1.22%, 1.18%, 1.16% and 1.14%, respectively.

(5) Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.40%, 5.52%, 4.65%, 4.82% and 4.64%, respectively.

(6) Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

GLOBAL DIVIDEND FUND. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

Period ended                                    7-31-02(1)     7-31-03(1)     7-31-04(1)     7-31-05(1)       7-31-06
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  13.82       $  11.62       $  12.36       $  12.76      $  14.48
Net investment income(2)                            1.12           0.98           0.94           0.99          0.99
Net realized and unrealized gain
  (loss) on investments                            (2.20)          0.84           0.51           1.82         (0.66)
Distributions to DARTS                             (0.15)         (0.11)         (0.08)         (0.17)        (0.25)
Total from investment operations                   (1.23)          1.71           1.37           2.64          0.08
Less distributions to common shareholders
From net investment income                         (0.97)         (0.97)         (0.97)         (0.92)        (0.82)
Net asset value, end of period                  $  11.62       $  12.36       $  12.76       $  14.48      $  13.74
Per share market value, end of period           $  11.13       $  12.40       $  12.45       $  13.14      $  11.83
Total return at market value(3) (%)                (5.06)         20.79           8.31          13.03         (3.67)
-------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to common
  shares, end of period (in millions)           $     97       $    103       $    107       $    121      $    115
Ratio of net investment income to
  average net assets(4) (%)                         1.94           2.03           1.90           1.86          1.79
Ratio of net investment income to
  average net assets(5) (%)                         8.44           8.35           7.23           7.19          7.21
Portfolio turnover (%)                                17              5              7             19            24
-------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
-------------------------------------------------------------------------------------------------------------------------
Total value of DARTS outstanding
  (in millions)                                 $     60       $     60       $     60       $     60      $     60
Involuntary liquidation preference
  per unit (in thousands)                       $    100       $    100       $    100       $    100      $    100
Average market value per unit
  (in thousands)                                $    100       $    100       $    100       $    100      $    100
Asset coverage per unit(6)                      $254,633       $271,743       $275,341       $300,181      $289,424

(1)  Audited by previous auditor.

(2)  Based on the average of shares outstanding.

(3)  Assumes dividend reinvestment.

(4) Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.26%, 1.26%, 1.22%, 1.22% and 1.18%, respectively.

(5) Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.48%, 5.18%, 4.65%, 4.73% and 4.73%, respectively.

(6) Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

PREFERRED DIVIDEND FUND. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

Period ended                                    5-31-02(1)     5-31-03(1)     5-31-04(1)     5-31-05(1)       5-31-06
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  12.96       $  12.39       $  13.06       $  12.97      $  14.41
Net investment income(2)                            1.18           1.08           1.02           1.13          1.05
Net realized and unrealized gain
  (loss) on investments                            (0.73)          0.56           0.08           1.32         (1.00)
Distributions to DARTS                             (0.16)         (0.11)         (0.08)         (0.15)        (0.24)
Total from investment operations                    0.29           1.53           1.02           2.30         (0.19)
Less distributions to common shareholders
From net investment income                         (0.86)         (0.86)         (1.11)         (0.86)        (0.86)
Net asset value, end of period                  $  12.39       $  13.06       $  12.97       $  14.41      $  13.36
Per share market value, end of period           $  12.47       $  13.07       $  12.00       $  13.58      $  11.95
Total return at market value(3) (%)                13.76          12.50          (0.24)         20.77         (6.11)
-------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to common
  shares, end of period (in millions)           $     90       $     95       $     94       $    105      $     97
Ratio of net investment income to
  average net assets(4) (%)                         1.96           2.11           1.88           1.81          1.90
Ratio of net investment income to
  average net assets(5) (%)                         9.09           9.21           7.60           8.19          7.52
Portfolio turnover (%)                                16              9              7             11            16
-------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
-------------------------------------------------------------------------------------------------------------------------
Total value of DARTS outstanding
  (in millions)                                 $     53       $     53       $     53       $     53      $     53
Involuntary liquidation preference
  per unit (in thousands)                       $    100       $    100       $    100       $    100      $    100
Average market value per unit
  (in thousands)                                $    100       $    100       $    100       $    100      $    100
Asset coverage per unit(6)                      $270,318       $277,801       $276,094       $298,017      $283,075

(1)  Audited by previous auditor.

(2)  Based on the average of shares outstanding.

(3)  Assumes dividend reinvestment.

(4) Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.26%, 1.30%, 1.22%, 1.19% and 1.25%, respectively.

(5) Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.84%, 5.70%, 4.94%, 5.38% and 4.96%, respectively.

(6) Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

Proposal to Approve the Agreement and Plan of Reorganization

Description of the Reorganizations
You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached to this Joint Proxy Statement/Prospectus as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under "Further Information on the Reorganization." Each Agreement provides for a Reorganization on the following terms:

     o Each Reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on the relevant dividend payment date immediately following the shareholders' meeting as follows:

          Fund                      Closing Date
          --------------------------------------------------
          Premium Dividend Fund I   Monday, May 7, 2007
          Select Dividend Trust     Wednesday, May 16, 2007
          Preferred Dividend Fund   Tuesday, May 29, 2007
          Global Dividend Fund      Monday, June 4, 2007

          Each Acquiring Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume each Acquired Fund's liabilities. This will result in the addition of each Acquired Fund's assets to the Acquiring Fund's portfolio. The NAV of each Fund will be computed as of 4:00 p.m., Eastern Time, on the business day immediately preceding the relevant closing date of each Reorganization.

     o The Acquiring Fund will issue and cause to be listed on the NYSE additional Acquiring Fund Common Shares in an amount equal to the value of each Acquired Fund's net assets attributable to its common shares. As part of the liquidation of the Acquired Funds, these shares will immediately be distributed to common shareholders of record of each Acquired Fund in proportion to their holdings held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). As a result, common shareholders of each Acquired Fund will end up as common shareholders of the Acquiring Fund.

     o The Acquiring Fund will issue Acquiring Fund DARTS, Series C to Premium Dividend Fund I. The aggregate liquidation preference of Acquiring Fund DARTS, Series C received in the Reorganization will equal the aggregate liquidation preference of DARTS, Series A of Premium Dividend Fund I held immediately prior to the Reorganization. As part of the liquidation of Premium Dividend Fund I, the Acquiring Fund DARTS, Series C will be distributed to Premium Dividend Fund I's holders of DARTS, Series A in proportion to their holdings immediately prior to the Reorganization. As a result, holders of DARTS, Series A of Premium Dividend Fund I will end up as holders of Acquiring Fund DARTS, Series C.

     o The Acquiring Fund will issue Acquiring Fund DARTS, Series D to Select Dividend Trust. The aggregate liquidation preference of Acquiring Fund DARTS, Series D received in the Reorganization will equal the aggregate liquidation preference of AMPS Series A of Select Dividend Trust held immediately prior to the Reorganization. As part of the liquidation of Select Dividend Trust, the Acquiring Fund DARTS, Series D will be distributed to holders of AMPS Series A of Select Dividend Trust in proportion to their holdings immediately prior to the Reorganization. As a result, holders of AMPS Series A of Select Dividend Trust will end up as holders of Acquiring Fund DARTS, Series D.

     o The Acquiring Fund will issue Acquiring Fund DARTS, Series E to Preferred Dividend Fund. The aggregate liquidation preference of Acquiring Fund DARTS, Series E received in the Reorganization will equal the aggregate liquidation preference of ARPS of Preferred Dividend Fund held immediately prior to the Reorganization. As part of the liquidation of Preferred Dividend Fund, the Acquiring Fund DARTS, Series E will be distributed to holders of ARPS of Preferred Dividend Fund in proportion to their holdings immediately prior to the Reorganization. As a result, holders of ARPS of Preferred Dividend Fund will end up as holders of Acquiring Fund DARTS, Series E.

     o The Acquiring Fund will issue Acquiring Fund DARTS, Series F to Global Dividend Fund. The aggregate liquidation preference of Acquiring Fund DARTS, Series F received in the Reorganization will equal the aggregate liquidation preference of DARTS of Global Dividend Fund held immediately prior to the Reorganization. As part of the liquidation of Global Dividend Fund, the Acquiring Fund DARTS, Series F will be distributed to holders of DARTS of Global Dividend Fund in proportion to their holdings immediately prior to the Reorganization. As a result, holders of DARTS of Global Dividend Fund will end up as holders of Acquiring Fund DARTS, Series F.

     o After the shares are issued, the existence of each Acquired Fund will be terminated.

The distribution of Acquiring Fund Common Shares and Acquiring Fund DARTS will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Acquired Funds and transferring to those shareholder accounts the Acquiring Fund Common Shares and the Acquiring Fund DARTS previously credited on those books to the accounts of the Acquired Funds. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Acquired Funds will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares held other than in a Dividend Reinvestment Plan account, to the next largest number of whole shares) due such shareholder. No fractional Acquiring Fund Common Shares will be issued (except for shares held in a Plan account). In the event of fractional shares in an account other than a Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Acquired Fund common share certificates. Similarly, each newly-opened account on the books of the Acquiring Fund for the former preferred shareholders of each Acquired Fund would represent the respective pro rata number of Acquiring Fund DARTS due such shareholder. See "Further Information on the Reorganizations -- Additional Terms of the Agreement and Plan of Reorganization" below for a description of the procedures to be followed by the Acquired Funds' shareholders to obtain Acquiring Fund Common Shares or Acquiring Fund DARTS (and cash in lieu of fractional shares, if any).

Reasons for the Proposed Reorganizations
The Board of each Acquired Fund believes that the proposed Reorganizations will be advantageous to the shareholders of each Acquired Fund for several reasons. The Board considered the following matters, among others, in approving the proposal.

First, that following the Reorganizations, the substantially larger trading market in common shares of the Acquiring Fund as compared to that of each Acquired Fund prior to the Reorganizations, may provide for enhanced market liquidity which may reduce the extent of trading discounts that would be experienced in a substantially smaller trading market under otherwise similar circumstances. Trading discounts can result from many different factors and there is no assurance that a larger trading market for common shares will have the effect of reducing trading discounts.

Second, that the Reorganization would permit each Acquired Fund's shareholders to pursue similar investment goals in a larger fund. Each Acquired Fund (other than Preferred Dividend Fund) focuses on dividend-paying preferred and common stocks and, in the case of Preferred Dividend Fund, preferred stocks. In addition, the Acquiring Fund and Acquired Funds have certain overlapping portfolio holdings. The greater asset size of the combined fund may allow it, relative to each Acquired Fund, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings.

Third, Select Dividend Trust, Global Dividend Fund and Preferred Dividend Fund will benefit from a reduction in their administration fee (i.e., from 0.15% to 0.10%). Premium Dividend Fund I's administration fee will remain the same at 0.10%. As a result of the Reorganization, shareholders of the Acquired Funds will experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay. Shareholders of each Acquired Fund other than Select Dividend Trust will also experience lower combined total expenses and dividend payments on preferred shares as a result of the Reorganizations. Shareholders of Select Dividend Trust will experience somewhat higher combined total expenses and dividend payments on preferred shares as a result of a higher dividend rate on preferred shares borne by common shareholders. This higher historical dividend rate reflects the more recent dividend reset by the Acquiring Fund, which reflects recent increases in short-term interest rates.

Fourth, the annual effective rate of the combined fund's management fee is expected to be slightly lower than the management fee rate of Select Dividend Trust, Global Dividend Fund and Preferred Dividend Fund and, for Premium Dividend Fund I, the management fee rate is expected to slightly increase.

Fifth, that the Acquiring Fund has performed better than the other Funds for one-, three- and ten-year periods. While past performance cannot predict future results, the Trustees believe there are no reasons why the Acquiring Fund will not continue to generate strong returns.

Sixth, that a combined fund offers economies of scale that may lead to lower per share expenses. Each Fund incurs NYSE listing fees, printing fees, costs for legal, auditing, custodial and administrative services, and miscellaneous fees. Many of these expenses are duplicative, and there may be an opportunity to reduce each Acquired Fund's expense ratio over time because of the economies of scale if the Funds are combined.

Seventh, that on the closing date of the Reorganization with respect to each Acquired Fund, the Reorganization will result in the exchange of shares between the Acquiring Fund and each Acquired Fund which will be based on their relative NAVs (i.e., the Acquired Funds will get their NAV's worth of the Acquiring Fund's common shares). However, the Acquiring Fund Common Shares received in the Reorganizations may trade at a market discount from NAV following the Reorganizations so that an Acquired Fund common shareholder is not able to sell these shares for the NAV received.

The Board of each Acquired Fund considered that the Reorganization presents an excellent opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a Fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund and its shareholders.

The boards of each Fund also considered that the Adviser and MFC Global (U.S.) will benefit from the Reorganizations. For example, the Adviser and MFC Global (U.S.) may achieve cost savings due to the Fund's lower fixed costs, which may result in reduced costs resulting from a consolidated portfolio management effort. The boards believe, however, that these savings will not amount to a significant economic benefit to the Adviser or MFC Global (U.S.).

Comparative Fees and Expense Ratios
The Acquiring Fund's pro forma annual operating expenses would be lower than each Acquired Fund's current annual operating expenses. A full comparison of advisory fee rates and expense ratios is included above.

Comparative Performance
The Trustees also considered details of the relative performance of the Funds and the Acquiring Fund.

Board's Evaluation and Recommendation

For the reasons described above, the Board of each Acquired Fund, including the Trustees who are not "interested persons" (as defined in the 1940 Act) of an Acquired Fund in each respective Reorganization or the Adviser ("Independent Trustees"), approved the Reorganization. In particular, the Trustees determined that each Reorganization is in the best interests of each Acquired Fund and that the interest of Acquired Fund shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of the Acquiring Fund, including the Independent Trustees, approved each Reorganization. They also determined each Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of each Reorganization.

      ----------------------------------------------------------------------
        The Trustees of each Acquired Fund recommend that shareholders of the Acquired Funds vote FOR each proposal to approve an Agreement and
                             Plan of Reorganization.
      ----------------------------------------------------------------------

Further Information on the Reorganizations

Tax Status of the Reorganizations
The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of an Acquired Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that the Acquired Funds and the Acquiring Fund receive an opinion from Kirkpatrick & Lockhart Preston Gates Ellis LLP, dated as of the closing date of the Reorganization, regarding the characterization of such Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

     o No gain or loss will be recognized by an Acquired Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund DARTS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the subsequent liquidation of the Acquired Fund.

     o No gain or loss will be recognized by a shareholder of an Acquired Fund who exchanges, as the case may be, all of his, her or its Acquired Fund common shares for Acquiring Fund Common Shares pursuant to a Reorganization (except with respect to cash received in lieu of a fractional share, as discussed below) or all of his, her or its Acquired Fund preferred shares for Acquiring Fund DARTS pursuant to the Reorganization.

     o The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund DARTS, as the case may be, received by a shareholder of an Acquired Fund pursuant to a Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share for which cash is received).

     o The holding period of the Acquiring Fund Common Shares or Acquiring Fund DARTS, as the case may be, received by a shareholder of an Acquired Fund pursuant to the Reorganization will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor.

     o A shareholder of an Acquired Fund that receives cash in lieu of a fractional Acquiring Fund Common Share pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder's tax basis in its Acquired Fund common shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Acquired Fund common shares is more than one year as of the date of the exchange.

     o The Acquiring Fund's tax basis in an Acquired Fund's assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Acquired Fund immediately prior to such Reorganization, and the Acquiring Fund's holding period of such assets will, in each instance, include the period during which the assets were held by such Acquired Fund.

     o The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each of the Acquired Funds and their shareholders.

The opinion described above will be based on U.S. federal income tax law in effect on the closing date of the Reorganization. In rendering its opinion, Kirkpatrick & Lockhart Preston Gates Ellis LLP will also rely upon certain representations of the management of the Acquiring Fund and the Acquired Funds and assume, among other things, that the Reorganizations will be consummated in accordance with each Agreement and Plan of Reorganization and as described herein. An opinion of counsel is not binding on the IRS or any court.

Additional Terms of the Agreement and Plan of Reorganization
Certain terms of each Agreement and Plan of Reorganization are described above. The following is a summary of certain additional terms of each Agreement and Plan of Reorganization. This summary and any other description of the terms of each Agreement and Plan of Reorganization contained in this Joint Proxy Statement/Prospectus are qualified in their entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization that is proposed for the Reorganization in its entirety.

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the closing date of the applicable Reorganization, you must either surrender the certificate to your Fund(s) or deliver to your Fund(s) a lost certificate affidavit, in the form of an accompanied by the surety bonds that your Fund(s) may require (collectively, an "Affidavit"). On the closing date of each Reorganization, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your Fund's shares and will evidence ownership of the Acquiring Fund's Common Shares. Until such share certificates have been so surrendered, no dividends payable to the holders of record of Acquired Fund common shares as of any date subsequent to the closing date will be reinvested pursuant to the Acquiring Fund's Dividend Reinvestment Plan, but will instead be paid in cash. Once such Acquired Fund share certificates have been surrendered, a holder of shares of an Acquired Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all holders who currently elect to participate in the Dividend Reinvestment Plan of a Fund will have their dividends automatically reinvested in shares of the Acquiring Fund. Shareholders may not redeem or transfer Acquiring Fund shares received in the Reorganization until they have surrendered their Fund share certificates or delivered an Affidavit. The Acquiring Fund will not issue share certificates in the Reorganization. Upon consummation of the Reorganization, holders of Acquired Fund common shares will be entitled to receive cash in lieu of any fractional Acquiring Fund Common Shares held other than in a Dividend Reinvestment Plan Account.

Preferred shares are held in "street name" by the Depository Trust Company and all transfers will be accomplished by book entry.

Conditions to Closing the Reorganization. The obligation of each Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all of its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, Section 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including each Acquired Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from each Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, Section 9).

The obligations of the Acquired Funds and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Funds, in accordance with the provisions of each Acquired Fund's Agreement and Declaration of Trust and By-Laws. The Funds' obligations are also subject to the receipt of a favorable opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP as to the federal income tax consequences of the Reorganization (see Agreement, Sections 8(f) and 9(f)).

Termination of the Agreement. The Board of an Acquired Fund and the Acquiring Fund may terminate the Agreement by mutual consent (even if shareholders of the Acquired Fund have already approved it) at any time before the closing date of the Reorganization, if the Boards believe that proceeding with the Reorganization would no longer be advisable.

Expenses of the Reorganization. In the event the Reorganizations are approved and completed, the expenses of the Reorganizations will be shared by the Acquired Funds and the Acquiring Fund in proportion to and up to the amount of their respective first year's projected annual expense savings as a result of the Reorganization. The Adviser will bear the balance of these expenses. The expenses of the Reorganization will not be borne by the preferred shareholders of any Fund. In the event a Reorganization is not completed, the costs associated with such Reorganization will be borne by the Acquiring Fund and the remaining Acquired Funds whose shareholders have approved their respective Reorganizations. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

Payment of Undistributed Income in Advance of Reorganizations
Each Fund generally retains an amount of earned net income that is not distributed in regular dividend payments in order to provide a reserve to regularize dividend payments over time. Each Acquired Fund intends to declare and pay a special dividend on common shares in advance of the Reorganization of that Fund distributing such reserved income. The record date for such special dividend will be a date following the approval of the Reorganization of such Acquiring Fund's common and preferred shareholders. If the Reorganization is not approved for an Acquiring Fund, no such special dividend will be declared or paid for that Acquired Fund. Similarly, if common and preferred shareholders of the Acquiring Fund approve the issuance of additional common shares and preferred shares in connection with the Reorganizations, the Acquiring Fund intends to declare and pay a special dividend on common shares in advance of the first Reorganization distributing such reserved income. The record date for such special dividend will be a date following the approval of the issuance of additional common shares and preferred shares in connection with the Reorganizations. If such approval is not obtained, no such special dividend will be declared or paid by the Acquiring Fund or any Acquired Fund.

Capitalization

With respect to each Proposal, the following tables set forth the capitalization of each Fund as of October 31, 2006 and the pro forma combined capitalization of the Acquiring Fund as if all proposed Reorganizations had occurred on that date, as well as the pro forma combined capitalization of the Acquiring Fund as if each Reorganization had occurred on that date absent any of the other Reorganizations. Because each Acquired Fund's participation in the Reorganization is not contingent on the participation of the other Acquired Funds, many Fund combinations are possible. It is expected that the range of resulting pro forma capitalization will be captured in the tables contained herein because the capitalization would be highest if all Acquired Funds approved and implemented the Reorganization and would be lowest if each Acquired Fund was the sole Acquired Fund to approve the Reorganization. The tables should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

If the Reorganization of your Fund(s) had taken place on October 31, 2006:

(Unaudited)

                                                                       ACTUAL                               PRO FORMA
                                           -----------------------------------------------------------------------------
                                            Premium      Premium       Select      Global      Preferred     Premium
                                            Dividend     Dividend      Dividend   Dividend     Dividend      Dividend
                                             Fund I      Fund II       Trust        Fund         Fund        Fund II
-----------------------------------------------------------------------------------------------------------------------
Net assets consist of
  (amounts in thousands):                  $ 155,842     $193,598     $154,356     $121,135    $103,400    $  727,917
Common Shares (no par value)*                 15,293       15,047       10,010        8,345       7,257        56,606
Paid in surplus                            $ 143,177     $168,307     $143,162     $113,165    $ 99,436    $  667,247
Net unrealized appreciation                $  20,071     $ 30,358     $ 15,384     $ 12,107    $  5,328    $   83,248
Accumulated undistributed net
  investment income                        $      97     $    533     $     58     $    259       ($906)   $      533
Accumulated net realized gain (loss)         ($7,503)     ($5,600)     ($4,248)     ($4,396)      ($458)     ($23,111)
Net assets applicable to common
  shares                                   $ 155,842     $193,598     $154,356     $121,135    $103,400    $  727,917
Preferred Shares and accrued
  dividends (no par value, with
  liquidation preference of
  $100,000)*                               $  68,580     $100,355     $ 70,053     $ 60,210    $ 52,721    $  351,919
Net assets including preferred
  shares                                   $ 224,422     $293,953     $224,409     $181,345    $156,121    $1,079,836
Net asset value per common share           $   10.19     $  12.87     $  15.42     $  14.52    $  14.25    $    12.86

* Based on the number of outstanding shares listed in the table under "Outstanding Shares and Quorum" in the section entitled "Information Concerning the Meeting" below.

If the Reorganization of your Fund(s) had taken place on October 31, 2006:

(Unaudited)

                                                                       ACTUAL                   PRO FORMA
                                                        ------------------------------------------------------
                                                           Premium            Premium       Premium Dividend
                                                       Dividend Fund I    Dividend Fund II       Fund II
--------------------------------------------------------------------------------------------------------------
Net assets consist of (amounts in thousands):             $155,842           $193,598          $ 349,343
Common Shares (no par value)*                               15,293             15,047             27,159
Paid in surplus                                           $143,177           $168,307          $ 311,484
Net unrealized appreciation                               $ 20,071           $ 30,358          $  50,429
Accumulated undistributed net investment income           $     97           $    533          $     533
Accumulated net realized gain (loss)                       ($7,503)           ($5,600)          ($13,103)
Net assets applicable to common shares                    $155,842           $193,598          $ 349,343
Preferred Shares and accrued dividends (no par value,
  with liquidation preference of $100,000)*               $ 68,580           $100,355          $ 168,935
Net assets including preferred shares                     $224,422           $293,953          $ 512,278
Net asset value per common share                          $  10.19           $  12.87          $   12.86

* Based on the number of outstanding shares listed in the table under "Outstanding Shares and Quorum" in the section entitled "Information Concerning the Meeting" below.

If the Reorganization of your Fund(s) had taken place on October 31, 2006:

(Unaudited)

                                                                       ACTUAL                   PRO FORMA
                                                        ------------------------------------------------------
                                                       Select Dividend       Premium         Premium Dividend
                                                            Trust         Dividend Fund II       Fund II
--------------------------------------------------------------------------------------------------------------
Net assets consist of (amounts in thousands):              $154,356           $193,598          $347,896
Common Shares (no par value)*                                10,010             15,047            27,043
Paid in surplus                                            $143,162           $168,307          $311,469
Net unrealized appreciation                                $ 15,384           $ 30,358          $ 45,742
Accumulated undistributed net investment income            $     58           $    533          $    533
Accumulated net realized gain (loss)                        ($4,248)           ($5,600)          ($9,848)
Net assets applicable to common shares                     $154,356           $193,598          $347,896
Preferred Shares and accrued dividends (no par value,
  with liquidation preference of $100,000)*                $ 70,053           $100,355          $170,408
Net assets including preferred shares                      $224,409           $293,953          $518,304
Net asset value per common share                           $  15.42           $  12.87          $  12.86

* Based on the number of outstanding shares listed in the table under "Outstanding Shares and Quorum" in the section entitled "Information Concerning the Meeting" below.

If the Reorganization of your Fund(s) had taken place on October 31, 2006:

(Unaudited)

                                                                       ACTUAL                   PRO FORMA
                                                        ------------------------------------------------------
                                                         Global Dividend        Premium       Premium Dividend
                                                               Fund        Dividend Fund II       Fund II
--------------------------------------------------------------------------------------------------------------
Net assets consist of (amounts in thousands):              $121,135           $193,598          $314,474
Common Shares (no par value)*                                 8,345             15,047            24,461
Paid in surplus                                            $113,165           $168,307          $281,472
Net unrealized appreciation                                $ 12,107           $ 30,358          $ 42,465
Accumulated undistributed net investment income            $    259           $    533          $    533
Accumulated net realized gain (loss)                        ($4,396)           ($5,600)          ($9,996)
Net assets applicable to common shares                     $121,135           $193,598          $314,474
Preferred Shares and accrued dividends (no par value,
  with liquidation preference of $100,000)*                $ 60,210           $100,355          $160,565
Net assets including preferred shares                      $181,345           $293,953          $475,039
Net asset value per common share                           $  14.52           $  12.87          $  12.86

* Based on the number of outstanding shares listed in the table under "Outstanding Shares and Quorum" in the section entitled "Information Concerning the Meeting" below.

If the Reorganization of your Fund(s) had taken place on October 31, 2006:

(Unaudited)

                                                                       ACTUAL                   PRO FORMA
                                                        ------------------------------------------------------
                                                           Preferred          Premium       Premium Dividend
                                                         Dividend Fund   Dividend Fund II       Fund II
--------------------------------------------------------------------------------------------------------------
Net assets consist of (amounts in thousands):              $103,400           $193,598          $296,998
Common Shares (no par value)*                                 7,257             15,047            23,083
Paid in surplus                                            $ 99,436           $168,307          $267,743
Net unrealized appreciation                                $  5,328           $ 30,358          $ 35,686
Accumulated undistributed net investment income               ($906)          $    533          $    533
Accumulated net realized gain (loss)                          ($458)           ($5,600)          ($6,964)
Net assets applicable to common shares                     $103,400           $193,598          $296,998
Preferred Shares and accrued dividends (no par value,
  with liquidation preference of $100,000)*                $ 52,721           $100,355          $153,076
Net assets including preferred shares                      $156,121           $293,953          $450,074
Net asset value per common share                           $  14.25           $  12.87          $  12.86

Management of the Funds

Trustees and Officers
Each Fund's Board provides broad supervision over the affairs of each Fund. The officers of each Fund are responsible for the Fund's operations. The Trustees and officers of the Funds, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of each of the other leveraged closed-end investment companies for which the Adviser serves as investment adviser.

The Adviser, Subadviser and Administrator
Each Fund has contracted with John Hancock Advisers, LLC, located at 601 Congress Street, Boston, Massachusetts 02210, to act as its investment adviser. The Adviser serves as the investment adviser to John Hancock Preferred Income Fund, John Hancock Preferred Income Fund II, and John Hancock Preferred Income Fund III, all leveraged dual-class closed-end investment companies. The Adviser was organized in 1968 and had, as of November 30, 2006, approximately $31.4 billion in assets under management. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("MFC").

The Adviser has been managing closed-end funds since 1971 and has a long history of delivering regular dividends through several market cycles. The Adviser is an industry leader in preferred stock management and is the only firm to actively manage eight closed-end preferred stock funds.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"), a subsidiary of MFC. Effective October 1, 2006, Sovereign Asset Management LLC changed its name to MFC Global Investment Management (U.S.), LLC. MFC Global (U.S.), located at 101 Huntington Avenue, Boston, Massachusetts 02199, was organized in 1979 and as of November 30, 2006, had approximately $26.6 billion in assets under management. The Adviser remains the principal advisor on each Fund, and MFC Global (U.S.) acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Funds, which continue to be managed using the same investment philosophy and process. The Funds are not responsible for payment of the subadvisory fees.

Under the terms of each investment advisory agreement between each Fund and the Adviser (each, an "Advisory Agreement"), each Fund has retained the Adviser to provide overall investment advice and to manage the investment of each Fund's assets and to place orders for the purchase and sale of its portfolio securities. The Adviser is responsible for obtaining and evaluating research, economic and statistical data and, subject to the supervision of the each Fund's Board, for formulating and implementing investment programs in furtherance of each Fund's investment objective. The Adviser will furnish each Fund the services of such members of its organization as may be duly elected officers of a Fund.

The Adviser and each Fund have entered into a Sub-Advisory Agreement with MFC Global (U.S.) under which MFC Global (U.S.), subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of each Fund's portfolio and furnishing each Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

Pursuant to its Advisory Agreements and Sub-Advisory Agreements, the Adviser and MFC Global (U.S.) are not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which their respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or MFC Global (U.S.) in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

The Adviser will also serve as the administrator to each Fund (the "Administrator") pursuant to an agreement between the Fund and the Administrator (the "Administration Agreement"). Under the terms of each Administration Agreement, the Administrator provides administrative services to a Fund (to the extent such services are not provided to a Fund pursuant to other agreements) including (a) providing supervision of the Fund's non-investment operations, (b) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (c) arranging for the preparation, at the Fund's expense, of the Fund's tax returns, reports to shareholders, and reports filed with the SEC and other regulatory authorities, (d) providing the Fund with adequate office space and certain related office equipment and services and (e) maintaining all of the Fund's records other than those maintained pursuant to such agreements.

Compensation and Expenses
Under the Advisory Agreements between the Adviser and Select Dividend Trust, Global Dividend Fund and Preferred Dividend Fund, each Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net assets plus the value attributable to the preferred shares (collectively, "managed assets"). Under the Advisory Agreements between the Adviser and Premium Dividend Fund I and Premium Dividend Fund II, each Fund pays a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund's managed assets plus 5.00% of the Fund's weekly gross income. The Adviser's total fees under the Advisory Agreements with Premium Dividend Fund I and Premium Dividend Fund II are limited to 1.00% annually of each Fund's average weekly managed assets. A discussion regarding the basis for the Board of Preferred Dividend Fund, Select Dividend Trust, Global Dividend Fund, Premium Dividend Fund I and Premium Dividend Fund II approving each Advisory Agreement is available in their annual reports for the periods ending May 31, 2006, June 30, 2006, July 31, 2006, September 30, 2006 and October 31, 2006, respectively.

Pursuant to the Sub-Advisory Agreement, the Adviser will pay to the Sub-Adviser a monthly fee at an annual rate of 0.20% of each Fund's average daily net assets. The payment of the sub-advisory fee to MFC Global (U.S.) is not an additional payment by the Fund and the Fund has no obligation to MFC Global (U.S.) to pay the sub-advisory fee.

Each Fund pays the Adviser a monthly administration fee at an annual rate specified below based on each Fund's average weekly managed assets:

Fund                          Administration Fee
---------------------------- -------------------
Premium Dividend Fund I            0.10%
Premium Dividend Fund II           0.10%
Select Dividend Trust              0.15%
Global Dividend Fund               0.15%
Preferred Dividend Fund            0.15%

The average weekly net assets are determined for the purpose of calculating the advisory fee and the administration fee by taking the average of all the weekly determinations of net assets (total assets less all liabilities, which liabilities do not include the aggregate liquidation preference of any outstanding preferred shares) during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month. In addition to the payments to the Adviser under the Advisory Agreement and to the Administrator under the Administration Agreement described above, each Fund pays certain other costs, including, but not limited to, any and all expenses, taxes and governmental fees incurred by the Fund; the compensation and expenses of Trustees who are not interested persons of the Adviser, and of independent advisers, independent contractors, consultants, managers and other unaffiliated agents employed by a Fund other than through the Adviser; the fees of any Rating Agency rating the preferred shares of a Fund; legal, accounting and auditing fees and expenses of each Fund; the fees or disbursements of custodians and depositories of the Fund's assets, transfer agents, disbursing agents, plan agents and registrars; the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of each Fund; brokers' commissions and underwriting fees; and the expense of periodic calculations of the NAV of the common shares of a Fund.

Duration and Termination; Non-Exclusive Services
Unless earlier terminated pursuant to its terms, each Advisory Agreement and Sub-Advisory Agreement will remain in effect for two years from their respective dates of execution and may each be continued from year to year thereafter if such continuation is specifically approved at least annually (i) by the Board or by the vote of a majority, as defined in the 1940 Act, of the holders of the outstanding preferred shares and the common shares, voting together as a single class, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or the Subadvisory Agreement or interested persons, as defined in the 1940 Act, of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement and Sub-Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees, the vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser or Sub-Adviser, as the case may be, on sixty days' written notice.

Portfolio Management
Day-to-day management of each Fund's portfolio is the responsibility of Gregory
K. Phelps and Mark T. Maloney.

Gregory K. Phelps is a Senior Vice President and Portfolio Manager at MFC Global (U.S.) and has served in these capacities since 2005. Prior to 2005, Mr. Phelps served as Senior Vice President and Portfolio Manager at the Adviser since 1995. Mr. Phelps has over 25 years of experience managing preferred securities within closed-end funds and in researching securities in the utility, bank, and oil and gas industries. Mr. Phelps has been a member of the investment team that manages the Funds since 1995.

Mark T. Maloney is a Vice President and Portfolio Manager at MFC Global (U.S.) and has served in these capacities since 2005. Prior to 2005, Mr. Maloney served as Vice President and Portfolio Manager at the Adviser since 1982. Mr. Maloney has over 9 years of investment experience focusing in the utility, bank, and oil and gas industries. Mr. Maloney has been a member of the investment team that manages the Funds since 1997.

The Statement of Additional Information includes additional information about the portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund shares, if any.

Portfolio Transactions with Affiliates
Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, a Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or MFC Global (U.S.) ("Affiliated Brokers"). Affiliated Brokers may act as broker for a Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the 1940
Act) of the Fund, the Adviser, the Sub-Adviser or the Affiliated Broker. Because the Adviser or MFC Global (U.S.) that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the John Hancock Life Insurance Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or an "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (until December 31, 2004, Manulife Financial Securities, LLC) ("JH Distributors" or "Affiliated Broker").

Other Service Providers
The Bank of New York, One Wall Street, New York, NY 10286, is the custodian for each of the Funds. Mellon Investor Services, Newport Office Center VII, 480 Washington Boulevard, Jersey City, NJ 07310, is the transfer agent, registrar and dividend disbursing agent for the common shares of each Fund. Deutsche Bank Trust Company Americas, 280 Park Avenue, New York, NY 10017 is the Auction Agent, transfer agent, registrar, dividend disbursing agent and redemption agent for the preferred shares of each Fund other than Preferred Dividend Fund. BONY serves as Auction Agent, transfer agent, registrar, dividend disbursing agent and redemption agent for the ARPS of Preferred Dividend Fund.

PROPOSAL 3: ELECTION OF TRUSTEES

Each Fund's Board of Trustees consists of nine members. Holders of the common shares of each Fund are entitled to elect seven Trustees and holders of the preferred shares of each Fund are entitled to elect two Trustees. Messrs. Boyle, Carlin, Chapman, Cunningham, Ladner, Moore and Pruchansky are subject to election by holders of the common shares of each Fund. Mr. Dion and Ms. McGill Peterson are subject to election by holders of the preferred shares of each Fund.

Each Board of Trustees is divided into three staggered term classes containing three Trustees. The term of one class expires each year and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of its respective three-year term. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for up to a two-year period.

As of the date of this proxy, each nominee for election currently serves as Trustee of each Fund. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Funds' Trustees may designate. The Funds have no reason to believe that it will be necessary to designate a substitute nominee.

For each Fund, Messrs. Pruchansky and Boyle are the current nominees for election by the common shareholders and Ms. McGill Peterson is the current nominee for election by the preferred shareholders.

Information Concerning Trustees
The following table sets forth certain information regarding the nominees for election to each Board. The table shows each Trustee's principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by the Trustee. The table also lists the Trustees who are not currently standing for election. The terms of Messrs. Carlin, Chapman and Cunningham will expire at the 2008 annual meeting and the terms of Messrs. Dion, Ladner and Moore will expire at the 2009 annual meeting.

                                                                                                                       Number of
                                                                                                                      John Hancock
Name, (Age), Address(1)                    Principal Occupations and other Directorships              Trustee           Funds
and Position with the Funds                         During the Past Five Years                         Since           Overseen
------------------------------------------------------------------------------------------------------------------------------------
                                                        Nominees for Election
                                                       Term to Expire in 2010
------------------------------------------------------------------------------------------------------------------------------------
James R. Boyle*               Chairman and Director, John Hancock Advisers, LLC (the "Adviser"),       2005(A-E)         259
Born: 1959                    The Berkeley Financial Group, LLC ("The Berkeley Group") (holding
Non-Independent Trustee       company) and John Hancock Funds, LLC (since 2005); President, John
                              Hancock Insurance Group; Executive Vice President, John Hancock
                              Life Insurance Company (since June, 2004); Senior Vice President,
                              The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Steven R. Pruchansky          Chairman and Chief Executive Officer, Greenscapes of Southwest           1992(A-D)          64
Born: 1944                    Florida, Inc. (since 2000); Director and President, Greenscapes of       1993(E)
Independent Trustee           Southwest Florida, Inc. (until 2000); Managing Director, JonJames,
                              LLC (real estate) (since 2001); Director, First Signature Bank &
                              Trust Company (until 1991); Director, Mast Realty Trust (until
                              1994); President, Maxwell Building Corp. (until 1991).

Patti McGill Peterson+        Executive Director, Council for International Exchange of Scholars       2002(A-E)          64
Born: 1943                    and Vice President, Institute of International Education (since
Independent Trustee           1998); Senior Fellow, Cornell Institute of Public Affairs, Cornell
                              University (until 1998); Former President of Wells College and St.
                              Lawrence University; Director, Niagara Mohawk Power Corporation
                              (until 2003); Director, Ford Foundation, International Fellowships
                              Program (since 2002); Director, Lois Roth Endowment (since
                              2002); Director, Council for International Exchange (since 2003).
------------------------------------------------------------------------------------------------------------------------------------
                                                 Trustees not Standing for Election
                                                       Term to Expire in 2009
------------------------------------------------------------------------------------------------------------------------------------
Ronald R. Dion+               Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.;          1998(A-E)          64
Born 1946                     Director, The New England Council and Massachusetts Roundtable;
Chairman and                  Trustee, North Shore Medical Center; Director, Boston Stock
Independent Trustee           Exchange; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College; Director, Boston
                              Municipal Research Bureau; Member of the Advisory Board, Carroll
                              Graduate School of Management at Boston College.

Charles L. Ladner             Chairman and Trustee, Dunwoody Village, Inc. (retirement services)       1992 (A-D)         64
Born: 1938                    (until 2003); Senior Vice President and Chief Financial Officer, UGI     1993(E)
Independent Trustee           Corporation (public utility holding company) (retired 1998); Vice
                              President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director,
                              EnergyNorth, Inc. (until 1995); Director, Parks and History
                              Association (until 2007).

John A. Moore                 President and Chief Executive Officer, Institute for Evaluating          2002(A-E)          64
Born: 1939                    Health Risks, (nonprofit institution) (until 2001); Senior Scientist,
Independent Trustee           Sciences International (health research) (until 2003); Former
                              Assistant Administrator & Deputy Administrator, Environmental
                              Protection Agency; Principal, Hollyhouse (consulting)(since 2000);
                              Director, CIIT Center for Health Science Research (nonprofit research) (since 2002).

                                                                                                                       Number of
                                                                                                                      John Hancock
Name, (Age), Address(1)                    Principal Occupations and other Directorships              Trustee           Funds
and Position with the Funds                         During the Past Five Years                         Since           Overseen
------------------------------------------------------------------------------------------------------------------------------------
                                                 Trustees not Standing for Election
                                                       Term to Expire in 2008
------------------------------------------------------------------------------------------------------------------------------------
James F. Carlin               Director and Treasurer, Alpha Analytical Laboratories (chemical          1988(A)           64
Born 1940                     analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin        1989(B)
Independent Trustee           Insurance Agency, Inc. (since 1995); Part Owner and Vice                 1990(C)
                              President, Mone Lawrence Carlin Insurance Agency, Inc. (until            1992(D)
                              2005); Director/Treasurer, Rizzo Associates (engineering) (until         1993(E)
                              2000); Chairman and CEO, Carlin Consolidated, Inc. (management/
                              investments) (since 1987); Director/Partner, Proctor Carlin & Co.,
                              Inc. (until 1999); Trustee, Massachusetts Health and Education Tax
                              Exempt Trust (since 1993); Director of the following: Uno
                              Restaurant Corp. (until 2001), Arbella Mutual (insurance) (until
                              2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
                              Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999);
                              Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman Jr.        President and Chief Executive Officer, Brookline Bancorp, Inc.           2005(A-E)         64
Born: 1935                    (lending) (since 1972); Chairman and Director, Lumber Insurance
Independent Trustee           Co. (insurance) (until 2000); Chairman and Director, Northeast
                              Retirement Services, Inc. (retirement administration) (since 1998).
                              Vice Chairman, Northeastern University Board of Trustees
                              (since 2004).

William H. Cunningham         Former Chancellor, University of Texas System and former                 1994(A-E)         64
Born: 1944                    President of the University of Texas, Austin, Texas; Chairman and
Independent Trustee           CEO, IBT Technologies (until 2001); Director of the following:
                              Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise
                              Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing)
                              (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle
                              Foods Corporation (until 2003), rateGenius (until 2003), Lincoln
                              National Corporation (insurance) (since 2006), Jefferson-Pilot
                              Corporation (diversified life insurance company) (until 2006), New
                              Century Equity Holdings (formerly Billing Concepts) (until 2001),
                              eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
                              (until 2001), AskRed.com (until 2001), Southwest Airlines,
                              Introgen and Viasystems Group, Inc. (electronic manufacturer)
                              (until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director, Q Investments (until
                              2003); Advisory Director, JP Morgan Chase Bank (formerly Texas
                              Commerce Bank -- Austin), LIN Television (since 2002), WilTel
                              Communications (until 2003) and Hayes Lemmerz International,
                              Inc. (diversified automotive parts supply company) (since 2003).

* "Interested person" (as defined in the 1940 Act) of the Funds and the Adviser.

+    Trustee representing the holders of the preferred shares.

(A)  Premium Dividend Fund I

(B)  Premium Dividend Fund II

(C)  Select Dividend Trust

(D)  Global Dividend Fund

(E)  Preferred Dividend Fund

Executive Officers
The table below lists the executive officers of the Funds:

Name, (Age), Address(1)
and Position with the Funds                     Principal Occupation(s) during the Past 5 Years                      Officer Since
------------------------------------------------------------------------------------------------------------------------------------
Keith F. Hartstein            Senior Vice President, Manulife Financial Corporation (since 2004); Director,              2005
Born: 1956                    President and Chief Executive Officer, the Adviser, The Berkeley Group, John
President and Chief           Hancock Funds, LLC (since 2005); Director, MFC Global Investment
Executive Officer             Management (U.S.), LLC ("MFC Global (U.S.)") (since 2005); Director, John
                              Hancock Signature Services, Inc. (since 2005); President and Chief Executive
                              Officer, John Hancock Investment Management Services, LLC (since 2006);
                              President and Chief Executive Officer, John Hancock Funds II, John Hancock
                              Funds III, and John Hancock Trust; Director, Chairman and President, NM
                              Capital Management, Inc. (since 2005); Chairman, Investment Company
                              Institute Sales Force Marketing Committee (since 2003); Director, President and
                              Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice
                              President, John Hancock Funds, LLC (until 2005).

Gordon Shone                  Treasurer, John Hancock Funds (since 2006); John Hancock Funds II, John                    2006
Born: 1956                    Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Treasurer                     Chief Financial Officer, John Hancock Trust (2003-2005); Senior Vice President,
                              John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
                              John Hancock Investment Management Services, Inc. and John Hancock
                              Advisers, LLC (since 2006), The Manufacturers Life Insurance Company (U.S.A.)
                              (1998 to 2000).

Francis V. Knox, Jr.          Vice President and Chief Compliance Officer, John Hancock Investment                       2005
Born: 1947                    Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Chief Compliance Officer      Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John
                              Hancock Funds III and John Hancock Trust (since 2005); Vice President and
                              Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
                              Ethics & Compliance Officer, Fidelity Investments (until 2001).

John G. Vrysen                Senior Vice President, Manulife Financial Corporation (since 2006); Director,              2005
Born: 1955                    Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley
Chief Financial Officer       Group and John Hancock Funds, LLC (since 2005); Executive Vice President and Chief Financial Officer, John Hancock Investment Management Services,
                              LLC (since 2005), Vice President and Chief Financial Officer, MFC Global (U.S.)
                              (since 2005); Director, John Hancock Signature Services, Inc. (since 2005); Chief
                              Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock
                              Funds III, John Hancock Trust (since 2005); Vice President and General
                              Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice President,
                              Operations Manulife Wood Logan (2000-2004).

Thomas M. Kinzler             Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.)                2006
Born: 1955                    (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Secretary and                 Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Chief Legal Officer           Vice President and Associate General Counsel for Massachusetts Mutual Life
                              Insurance Company (1999-2006); Secretary and Chief Legal Counsel for MML
                              Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel for
                              MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel
                              for MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

(1) Business address for Independent and Non-Independent Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210.

Each Fund's Board of Trustees currently has four standing committees (each a "Committee"): the Audit and Compliance Committee, the Governance Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons" as defined in the 1940 Act.

The current membership of each Committee is set forth below.

    Audit and Compliance            Governance              Contracts/Operations       Investment Performance
--------------------------------------------------------------------------------------------------------------
Messrs. Chapman, Ladner,    All Independent Trustees   Messrs. Carlin, Cunningham,   All Independent Trustees
Moore and Ms. Peterson                                 Dion and Pruchansky

All members of each Fund's Audit and Compliance Committee are independent under the New York Stock Exchange's Revised Listing Rules and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit and Compliance Committee, which is attached as Attachment 1 to the proxy statement filed with the SEC on February 3, 2006 for the annual meeting held on March 22, 2006. The Audit and Compliance Committee recommends to the full Board the appointment of outside auditors for the Funds, monitors and oversees the audits of the Funds, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. Each Audit and Compliance Committee reports that it has (i) reviewed and discussed each Fund's audited financial statements with management; (ii) discussed with the independent auditors the matters relating to the quality of each Fund's financial reporting as required by SAS 61; (iii) received written disclosures and an independence letter from the independent auditors required by Independent Standards Board Standard No. 1, and discussed with the auditors their independence; and (iv) based on these discussions, recommended to the Board that each Fund's financial statements be included in each Fund's annual report for the last fiscal year. The Audit and Compliance Committee's Report is set forth below under "Additional Information"

All of the Independent Trustees are members of the Governance Committee. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and recommends nominees to serve as members of the Board. Among other duties, the Governance Committee determines the compensation paid to the Independent Trustees. All members of the Governance Committee are independent under the New York Stock Exchange's Revised Listing Rules and are Independent Trustees. The Board has adopted a written charter for the Governance Committee, which is attached as Attachment 3 to the proxy statement filed with the SEC on February 3, 2006 for the annual meeting held on March 22, 2006. The Governance Committee selects and nominates for elections candidates for Independent Trustees. The Trustees who are not Independent Trustees and the Officers of the Fund are nominated and selected by the Board.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee expects to apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee's business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its Committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy the criteria listed above, the Committee generally would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as Trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Governance Committee determines that the selection of a new or additional Trustee is in the best interests of the Funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. The Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the 1934 Act and a Fund's by-laws to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of its designated nominees, the candidate's name will be placed on the Fund's proxy card. If the Board determines not to include such candidate among its designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement. Each of the nominees for election as Trustee was recommended by the Governance Committee.

The Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the Fund and other entities. These contracts include advisory, custodial and transfer agency agreements and arrangements with other service providers.

The Investment Performance Committee monitors and analyzes the investment performance of the Funds generally, consults with the Adviser as necessary if a Fund is considered to require special attention, and reviews fund peer groups and other comparative standards as necessary.

Each Board of Trustees held five meetings during each Fund's fiscal year. With respect to each Fund, no Trustee attended fewer than 75% of the aggregate of:
(1) the total number of meetings of the Trustees of the Fund; and (2) the total number of meetings held by all Committees of the Trustees on which they served. The Funds hold joint meetings of the Trustees and all Committees.

Trustee Ownership
The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Funds as well as aggregate holdings of shares of equity securities of all John Hancock funds overseen by the Trustee, as of January 25, 2007.

Trustee Holdings(1)

                             Premium Dividend Fund I        Premium Dividend Fund II         Select Dividend Trust
Trustee                    Shares       Dollar Range      Shares       Dollar Range      Shares       Dollar Range
--------------------------------------------------------------------------------------------------------------------
                                                  Independent Trustees
--------------------------------------------------------------------------------------------------------------------
James F. Carlin            4,150   $10,001 - $50,000      1,200    $10,001 - $50,000      1,000    $10,001 - $50,000
Richard P. Chapman, Jr.       --                  --         --                   --         --                   --
William H. Cunningham         --                  --         --                   --         --                   --
Ronald R. Dion               100        $1 - $10,000         --                   --          65        $1 - $10,000
Charles L. Ladner            390        $1 - $10,000        200         $1 -  $10,000        200        $1 - $10,000
Dr. John A. Moore            100        $1 - $10,000        100         $1 -  $10,000        100        $1 - $10,000
Patti McGill Peterson        153        $1 - $10,000        130         $1 -  $10,000        102        $1 - $10,000
Steven R. Pruchansky         116        $1 - $10,000        200         $1 -  $10,000        100        $1 - $10,000
--------------------------------------------------------------------------------------------------------------------
                                                 Non-Independent Trustee
--------------------------------------------------------------------------------------------------------------------
James R. Boyle                --                  --         --                    --         --                  --

                                                                                         All John Hancock
                               Global Dividend Fund         Preferred Dividend Fund       Funds Overseen
Trustee                      Shares      Dollar Range      Shares      Dollar Range        Dollar Range
--------------------------------------------------------------------------------------------------------------------
Independent Trustees
James F. Carlin              100        $1 - $10,000        100         $1 - $10,000        Over $100,000
Richard P. Chapman, Jr.       --                 --          --                   --        Over $100,000
William H. Cunningham         --                 --          --                   --        Over $100,000
Ronald R. Dion               100        $1 - $10,000         65         $1 - $10,000        Over $100,000
Charles L. Ladner            235        $1 - $10,000        200         $1 - $10,000        Over $100,000
Dr. John A. Moore            100        $1 - $10,000        100         $1 - $10,000        Over $100,000
Patti McGill Peterson        108        $1 - $10,000         --                   --        Over $100,000
Steven R. Pruchansky         300        $1 - $10,000        275         $1 - $10,000        Over $100,000
--------------------------------------------------------------------------------------------------------------------
                                                 Non-Independent Trustee
--------------------------------------------------------------------------------------------------------------------
James R. Boyle                --                  --         --                   --                   --

(1) The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the Funds and in all John Hancock funds overseen by each Trustee. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under "Remuneration of Trustees and Officers." The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated. None of the Trustees beneficially owned individually, and the Trustees and executive officers of the Funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any Fund.

Compliance with Section 16(a) Reporting Requirements
Section 16(a) of the 1934 Act requires a Fund's executive officers, Trustees and persons who own more than 10% of a Fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are also required by SEC regulations to furnish each Fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Funds and representations that no other reports were required to be filed, each Fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Remuneration of Trustees and Officers
The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for each Fund's most recently completed fiscal year. Any non-Independent Trustees and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates, and receive no compensation from the Funds for their services.

                                                                                                         Total
                                                                                                      Compensation
                                Premium        Premium       Select       Global                       from Fund
                                Dividend      Dividend      Dividend     Dividend      Preferred        and Fund
Trustee                        Fund I(1)     Fund II(2)     Trust(3)      Fund(4)     Dividend(5)     Complex (6)
------------------------------------------------------------------------------------------------------------------
James F. Carlin                  $1,097        $1,418        $1,288       $  873         $  969       $  125,250
Richard P. Chapman, Jr.*+        $1,105        $1,429        $1,292       $  877         $  971       $  126,250
William H. Cunningham*           $  970        $1,264        $1,194       $  790         $  911       $  193,250
Ronald R. Dion*                  $  686        $  891        $  720       $  496         $  494       $  265,250
Charles L. Ladner                $  579        $  731        $  768       $  448         $  644       $  194,250
Dr. John A. Moore*               $1,297        $1,677        $1,447       $1,003         $1,058       $  146,000
Pattie McGill Peterson           $  570        $  736        $  781       $  458         $  596       $  126,500
Steven R. Pruchansky*            $  871        $1,139        $1,092       $  709         $  781       $  145,250
                                 -------------------------------------------------------------------------------
TOTALS                           $7,175        $9,285        $8,582       $5,654         $6,424       $1,322,000

(1)  Compensation is for fiscal year ended September 30, 2006

(2)  Compensation is for fiscal year ended October 31, 2006

(3)  Compensation is for fiscal year ended June 30, 2006

(4)  Compensation is for fiscal year ended July 31, 2006

(5)  Compensation is for fiscal year ended May 31, 2006

(6) The total compensation paid by the John Hancock fund complex to the Independent Trustees for the calendar year ended December 31, 2006. All the Independent Trustees were Trustees of 53 funds in the John Hancock fund complex were Trustees of funds except Mr. Cunningham and Mr. Ladner who were Trustees of 158 funds.

* As of December 31, 2006, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Chapman was $83,757, Mr. Cunningham was $170,724, Mr. Dion was $579,423, Dr. Moore was $325,331, Mr. Pruchansky was $330,220, Mr. Ladner was $85,935 and Ms. McGill Peterson was $70,782 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may elect to have deferred fees invested by a Fund in shares of one or more funds in the John Hancock fund complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate any Fund to retain the services of any Trustee or obligate any Fund to pay any particular level of compensation to the Trustee.

+    Mr. Chapman is retiring March 20, 2007.

Material Relationships of the Independent Trustees
As of December 31, 2006, none of the Independent Trustees, nor any immediate family member, owns shares of the Adviser or is a principal underwriter of the Funds, nor does any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of the Funds.

There have been no transactions by the Funds since the beginning of the Funds' last two fiscal years, nor are there any transactions currently proposed, in which the amount exceeds $60,000 and in which any Trustee of the Funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the Funds in an amount in excess of $60,000 at any time since that date.

No Independent Trustee, nor any immediate family member has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, a principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Funds. Moreover, no Independent Trustee or immediate family member has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the Funds, an officer of the Funds, any investment company sharing the same investment adviser or principal underwriter as the Funds or any officer of such a company, any investment adviser or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Funds, or any officer of such a person.

Within the last two completed fiscal years of the Funds, no officer of any investment adviser or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Funds, has served as a director on a board of a company, where any of the Independent Trustees or nominees of the Funds, or immediate family members of such persons, has served as an officer.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Trustees of each Fund, including a majority of each Fund's Independent Trustees, have selected PricewaterhouseCoopers LLC ("PricewaterhouseCoopers") located at 125 High Street, Boston MA 02110, to act as independent registered public accounting firm for each Fund's 2007 fiscal year.

The Funds' 2007 fiscal year ends are:
Premium Dividend I -- September 30, 2007;
Premium Dividend II -- October 31, 2007;
Select Dividend -- June 30, 2007;
Global Dividend -- July 31, 2007; and
Preferred Dividend -- May 31, 2007.

Representatives from PricewaterhouseCoopers are not expected to be present at the shareholders' meeting.

On March 8, 2005, each of the Funds engaged PricewaterhouseCoopers as its independent public accountants for the Funds' 2006 fiscal years and dismissed Deloitte & Touche LLP ("Deloitte & Touche") from such position. The decision to change accountants was recommended by each Fund's Audit Committee and approved by each Fund's Board. The reports of Deloitte & Touche on each Fund's financial statements for the years 2004 and 2005 fiscal years did not contain any adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

During each Fund's 2004 and 2005 fiscal years, no Fund had any disagreement with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, with disagreement(s), if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Funds. Further, Deloitte & Touche did not advise any of the Funds: that internal controls necessary to develop reliable financial statements did not exist; that Deloitte & Touche received information that made it unwilling to rely on management's representations or that made it unwilling to be associated with the financial statements prepared by management; that Deloitte & Touche would need to expand significantly the scope of its audit; or that it received any information requiring further investigation. No Fund consulted with PricewaterhouseCoopers during its 2004 or 2005 fiscal years.

The following table sets forth the aggregate fees billed by Deloitte & Touche for each Fund's 2005 fiscal year and by PricewaterhouseCoopers for each Fund's 2006 fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders, (ii) assurance and related services that are reasonably related to the audit of the Fund's financial statements, (iii) tax compliance, tax advice or tax planning and (iv) all services other than (i), (ii) and (iii). The table also discloses the aggregate fees paid during the 2005 and 2006 calendar years to Deloitte & Touche and PricewaterhouseCoopers, respectively, by John Hancock Advisers, LLC and any entity controlling, controlled by or under common control with, John Hancock Advisers, LLC to the extent that the engagement relates directly to the operations and financial reporting of registered investment companies (the "Adviser and Adviser Affiliates").

                                                             Audit-Related
                                          Audit Fees             Fees              Tax Fees         All Other Fees
                                    --------------------------------------------------------------------------------
                                       2005(1)   2006(2)   2005(1)   2006(2)   2005(1)   2006(2)   2005(1)   2006(2)
--------------------------------------------------------------------------------------------------------------------
Premium Dividend Fund I               $32,800   $24,650   $4,000    $3,000    $2,400    $3,500    $    0      $0
Premium Dividend Fund II              $32,800   $24,650   $4,000    $3,000    $2,400    $3,500    $    0      $0
Select Dividend Trust                 $32,800   $24,650   $4,000    $3,000    $2,400    $3,500    $    0      $0
Global Dividend Fund                  $32,800   $24,650   $4,000    $3,000    $2,400    $3,500    $    0      $0
Preferred Dividend Fund               $32,800   $24,650   $4,000    $3,000    $2,400    $3,500    $    0      $0
The Adviser and Adviser Affiliates    $     0   $     0   $    0    $    0    $    0    $    0    $2,200      $0

(1) For each Fund's 2005 fiscal year, Deloitte & Touche served as the principal accountant.

(2) For each Fund's 2006 fiscal year, PricewaterhouseCoopers served as the principal accountant.

Each Fund's Audit Committee has adopted procedures to pre-approve audit and non-audit services for the Funds and the Adviser and Adviser Affiliates. These procedures identify certain types of audit and non-audit services that are anticipated to be provided by PricewaterhouseCoopers during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, pre-approve those engagements. The scope and value criteria are reviewed annually. These procedures require both audit and non-audit sources to be approved by the Audit Committee prior to PricewaterhouseCoopers being engaged.

In recommending PricewaterhouseCoopers as the Funds' independent accountants, the Audit Committee has considered the compensation provided to PricewaterhouseCoopers for audit and non-audit services to the Adviser and Adviser Affiliates and has determined that such compensation is not incompatible with maintaining PricewaterhouseCoopers' independence. The aggregate amount of non-audit fees paid by the Funds, the Adviser and an Advisor Affiliate that provide services to the Funds, which includes amounts described above were $97,200 and $32,500 for the years ending December 31, 2005 and 2006. All such non-audit services were pre-approved in accordance with the Funds' policy.

Additional Information
The Audit Committee reviewed and discussed the audited financial statements with management of Funds. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as modified or supplemented. The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented and discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended September 30, 2006 for filing with the Securities and Exchange Commission. As mentioned, the audit committee consists of Messrs. Chapman, Ladner Moore (Chair) and Ms. Peterson.

Legal Proceedings
There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the Funds or any of its affiliated persons or has a material interest adverse to the Funds or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the Funds within the past five years.

Voting Information and Required Vote

Each Fund common and preferred share is entitled to one vote.

Approval of Proposal 1(a) requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the matter.

Approval of Proposal 1(b) requires the affirmative vote of the holders of at least a majority of the DARTS then outstanding, voting separately as a class.

Approval of Proposal 2 requires, with respect to each Fund, the vote of the holders of at least a majority of the preferred shares then outstanding, and the holders of at least a majority of the common shares then outstanding, each voting as a separate class.

Proposal 3 requires, with respect to each Fund, a plurality of the votes cast by the common shares and the preferred shares, voting as separate classes, of a Fund to elect the common shares' and preferred shares' respective nominees of that Fund. A "plurality" means that the three nominees up for election by the common shares or preferred shares receiving the greatest number of votes of the common shares or preferred shares, as the case may be, will be elected as Trustees, regardless of the number of votes cast. Common and Preferred Classes vote separately on this proposal. Proposal 3 is considered a routine matter on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange.

The following table summarizes how the quorum and voting requirements are determined:

Shares                                    Quorum                                 Voting
In General                                All shares "present" in person or by   Shares "present" in person will be voted
                                          proxy are counted towards a quorum.    in person at the meeting. Shares present
                                                                                 by proxy will be voted in accordance
                                                                                 with instructions.

Proxy with no Voting Instruction          Considered "present" at meeting.       Voted "for" a proposal.
(other than Broker Non-Vote)

Broker Non-Vote*                          Considered "present" at meeting.       Not voted. Same effect as a vote
                                                                                 "against" a proposal.

Vote to Abstain                           Considered "present" at meeting.       Not voted. Same effect as a vote
                                                                                 "against" a proposal.

Proportionately Voted Preferred Shares    Considered "present" at meeting.       Voted in proportion to preferred
with No Voting Instruction                                                       shares for which the broker received
                                                                                 instructions.

* Broker Non-Votes shall not include preferred shares which the broker is permitted to proportionately vote in accordance with applicable law or rules of a national securities exchange.

If either the issuance of additional common shares or additional series of DARTS of the Acquiring Fund is not approved, none of the Reorganizations will occur. An unfavorable vote on a proposed Reorganization by the shareholders of one Acquired Fund will not affect the implementation of a Reorganization by another Acquired Fund, if such Reorganization is approved by the shareholders of such Acquired Fund and the issuance of additional common shares and preferred shares is approved by the shareholders of the Acquiring Fund. If the required approval of shareholders is not obtained with respect to a proposal, the Fund subject to the proposal will continue to engage in business and the respective Board will consider what further action may be appropriate.

Shareholders who object to the proposed Reorganization(s) will not be entitled under Massachusetts law or the relevant Agreement and Declaration of Trust, as amended, of each Fund to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Reorganizations as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that shares of each Fund may be sold at any time prior to the consummation of the proposed Reorganizations.

Certain Voting Information Regarding Preferred Shares. Pursuant to the rules of the NYSE, preferred shares of each Fund held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the meeting or, if adjourned, one business day before the day to which the meeting is adjourned. These conditions include, among others, that (i) at least 30% of a Fund's preferred shares outstanding have voted on the proposal, and (ii) less than 10% of a Fund's preferred shares outstanding have voted against such proposal. In such instance, the broker-dealer firm will vote such uninstructed Fund's preferred shares on the proposal in the same proportion as the votes cast by all Fund preferred shareholders who voted on such proposal. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of such Fund exists.

Information Concerning the Meeting

Expenses and Methods of Solicitation
In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of your Fund; by personnel of your Fund's investment adviser, John Hancock Advisers, LLC and its transfer agent, Mellon Investor Services; or by broker-dealer firms. Persons holding shares as nominees will be reimbursed by the relevant Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. The costs of the annual meeting, including the solicitation of proxies for the election of Trustees, will be borne equally by the Funds. Costs associated with the Reorganizations, including a portion of the proxy solicitation expenses incurred in connection with the Reorganizations, will be borne by common shareholders of the Acquired Funds and the Acquiring Fund in proportion to and up to the amount of their first year's projected annual expense savings as a result of the Reorganizations. The Adviser will bear the balance of the Reorganization costs.

Mellon Investor Services LLC has been retained to assist in the solicitation of proxies at a cost of approximately $6,000 per Fund plus reasonable expenses.

Revoking Proxies
Each Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with Mellon Investor Services, Newport Office Center VII, 480 Washington Boulevard, Jersey City, NJ 07310, or

     o By returning a duly executed proxy with a later date before the time of the meeting, or

     o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum
As of February 12, 2007 (the "record date"), the number of shares of beneficial interest of each Fund outstanding was as follows:

FUND                            SHARES OUTSTANDING
---------------------------------------------------
Premium Dividend Fund I
  Common Shares                 15,292,571
  DARTS, Series A               685

Premium Dividend Fund II
  Common Shares                 15,046,539
  DARTS, Series A               500
  DARTS, Series B               500

Select Dividend Trust
  Common Shares                 10,010,393
  AMPS, Series A                700

Global Dividend Fund
  Common Shares                 8,344,700
  DARTS                         600

Preferred Dividend Fund
  Common Shares                 7,257,200
  ARPS                          525

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business
Each Fund's Board knows of no business to be presented for consideration at the meeting. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments
If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of a Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and proxies voted against a proposal will be voted against adjournment.

Telephone Voting
In addition to soliciting proxies by mail, by fax or in person, your Fund may also arrange to have votes recorded by telephone by officers and employees of your Fund or by personnel of the Adviser or MFC Global (U.S.) or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

     o A shareholder will be called on a recorded line at the telephone number in a Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

Alternatively, a shareholder may call the Funds' Voice Response Unit to vote:

     o    Read the proxy statement and have your proxy card at hand.

     o    Call the toll-free number located on your proxy card.

     o    Follow recorded instructions.

With both methods of telephone voting, to ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions.

If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting
Holders of common shares of each Fund will also have the opportunity to submit their voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.

To vote via the Internet:

     o    Read the proxy statement and have your proxy card(s) at hand.

     o    Go to the Web Site listed on the proxy card.

     o    Enter the "control number" found on your proxy card.

     o Follow the instructions on the Web Site. Please call us at 1-800-843-0090 if you have any problems.

     o To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholders' Proposals
Shareholder proposals, including nominees for Trustee, intended to be presented at a Fund's annual meeting in 2008 must be received by the secretary of that Fund at its offices at 601 Congress Street, Boston, Massachusetts 02110, after October 29, 2007, but no later than November 28, 2007, for inclusion in that Fund's proxy statement and form of proxy relating to that meeting (subject to certain exceptions).

Ownership of Shares of the Funds

To the knowledge of each Fund, as of February 12, 2007, the following persons owned of record or beneficially 5% or more of the outstanding shares of common stock or preferred shares of each Fund, respectively:

                                                                                 Premium Dividend Fund I
--------------------------------------------------------------------------------------------------------
Names and Addresses of Owners of More than 5% of Shares     Common Shares            DARTS, Series A
The Commerce Group, Inc.                                       17.4%
211 Main Street, Webster, MA 01570

                                                                                 Premium Dividend Fund II
--------------------------------------------------------------------------------------------------------
Names and Addresses of Owners of More than 5% of Shares     Common Shares            DARTS, Series A
The Commerce Group, Inc.                                       45.0%                 DARTS, Series B
211 Main Street, Webster, MA 01570

                                                                                 Select Dividend Trust
--------------------------------------------------------------------------------------------------------
Names and Addresses of Owners of More than 5% of Shares     Common Shares           AMPS, Series A
The Commerce Group, Inc.                                       6.828%
211 Main Street, Webster, MA 01570

                                                                                 Global Dividend Fund
--------------------------------------------------------------------------------------------------------
Names and Addresses of Owners of More than 5% of Shares     Common Shares               DARTS
The Commerce Group, Inc.                                       25.3%
211 Main Street, Webster, MA 01570

                                                                                 Preferred Dividend Fund
--------------------------------------------------------------------------------------------------------
Names and Addresses of Owners of More than 5% of Shares     Common Shares                 ARPS
The Commerce Group, Inc.                                       20.4%
211 Main Street, Webster, MA 01570

As of February 12, 2007, the Trustees and officers of the Acquiring Fund owned in the aggregate less than 1% of the outstanding Acquiring Fund Common Shares and owned no Acquiring Fund DARTS.

As of February 12, 2007, the Trustees and officers of Premium Dividend Fund I owned in the aggregate less than 1% of the outstanding Premium Dividend Fund I common shares and owned no Premium Dividend Fund I DARTS.

As of February 12, 2007, the Trustees and officers of Select Dividend Trust owned in the aggregate less than 1% of the outstanding Select Dividend Trust common shares and owned no Select Dividend Trust AMPS.

As of February 12, 2007, the Trustees and officers of Global Dividend Fund owned in the aggregate less than 1% of the outstanding Global Dividend Fund common shares and owned no] Global Dividend Fund DARTS.

As of February 12, 2007, the Trustees and officers of Preferred Dividend Fund owned in the aggregate less than 1% of the outstanding Preferred Dividend Fund common shares and owned no Preferred Dividend Fund ARPS.

Experts

The financial highlights and financial statements of (i) Premium Dividend Fund I, for the periods ended September 30, 2006, (ii) Premium Dividend Fund II, for the periods ended October 31, 2006, (iii) Select Dividend Trust, for the periods ended June 30, 2006 and December 31, 2006, (iv) Global Dividend Fund, for the periods ended July 31, 2006, and (v) Preferred Dividend Fund for the periods ended May 31, 2006 and November 30, 2006, are incorporated by reference into this Joint Proxy Statement and Prospectus. The financial statements for each Fund's fiscal year ended 2005 (but not for semi-annual periods) and financial highlights have been independently audited by the registered public accounting firm Deloitte & Touche, as stated in their reports appearing in the statement of additional information. The financial statements for each Fund's fiscal year ended 2006 (but not for semi-annual periods) and financial highlights have been independently audited by the registered public accounting firm PricewaterhouseCoopers, as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

Available Information

Each Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W. Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                                                       EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

In order to consummate the Reorganization (as defined in Section 1(b) below) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, John Hancock Patriot XXXXXX Fund, a Massachusetts business trust and a registered closed-end investment company, File No. 811-XXXX (the "Target Fund") and John Hancock Patriot Premium Dividend Fund II (the "Acquiring Fund" and together with the Target Fund, the "Funds"), a Massachusetts business trust and a registered closed-end investment company, File No. 811-05908, each hereby agree as follows:

1.   REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

     The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

     (a) The Acquiring Fund is a Massachusetts business trust, with transferable shares, duly organized, validly existing under, and in good standing in conformity with, the laws of The Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby (the "Reorganization") and thereafter.

     (c) The Acquiring Fund has furnished the Target Fund with the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2006, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

     (d) An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) of this Agreement), will be furnished to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares and Acquiring Fund DARTS (each as defined in Section 1(e) herein) to be issued pursuant to Section 3(a) of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (e) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (g) The Acquiring Fund is not obligated under any provision of its Declaration of Trust dated September 26, 1989, as amended, or its by-laws, as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

     (h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

     (i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.

     (j) No consent, approval, authorization or order of any court or government authority or self-regulatory organization is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the rules of the New York Stock Exchange ("NYSE"), Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

     (k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 8(a) and Section 9(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

     (l) The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, no par value (the "Acquiring Fund Common Shares"), and an unlimited number of preferred shares of beneficial interest, no par value. The Board of Trustees of the Acquiring Fund has designated 598 preferred shares as Dutch Auction Rate Transferable Securities, Series A and 598 preferred shares as Dutch Auction Rate Transferable Securities, Series B (collectively, "Acquiring Fund DARTS"). Each outstanding Acquiring Fund Common Share and each Acquiring Fund DARTS share is fully paid and, nonassessable, and has full voting rights and no shareholder of the Acquiring Fund shall be entitled to any preemptive or other similar rights. In regard to the statement that the Acquiring Fund Common Shares and Acquiring Fund DARTS are non-assessable, it is noted that the Acquiring Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund.

     (m) The Acquiring Fund Common Shares and the Acquiring Fund DARTS to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

     (n) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

     (o) At or prior to the Closing Date, the Acquiring Fund DARTS to be transferred to the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of DARTS of the Target Fund presently are qualified, and there are a sufficient number of Acquiring Fund DARTS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

     (p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares and the Acquiring Fund DARTS to the Target Fund.

     (q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

     (r) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years. The Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Section 852 or Section 4982 of the Code.

2.   REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

     The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

     (a) The Target Fund is a Massachusetts business trust, with transferable shares, duly organized, validly existing in conformity with the laws of The Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) The Target Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund has elected and qualified for the special tax treatment afforded RICs under Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

     (c) As used in this Agreement, the term "Target Fund Investments" shall mean: (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time.

     (d) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (e) The Target Fund has furnished the Acquiring Fund with the Target Fund's Annual Report to Shareholders for the fiscal year ended [____], and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, [and the Target Fund's unaudited Semi-Annual Report to Shareholders dated ________] fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

     (f) An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common Shares and Acquiring Fund DARTS to be issued to the Target Fund pursuant to
          Section 3 of this

          Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (h) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

     (i) The Target Fund is not obligated under any provision of its Declaration of Trust dated [ ], as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

     (j) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (k) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

     (l) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

     (m) No consent, approval, authorization or order of any court or governmental authority or self-regulatory organization is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws or the rules of the NYSE.

     (n) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

     (o) The Target Fund is authorized to issue [XXX/an unlimited number of] common shares of beneficial interest, no par value (the "Target Fund Common Shares"), and XXX preferred shares of beneficial interest, no par value ("Target Fund Preferred Shares"). Each outstanding Target Fund Common Share and each of the outstanding Target Fund Preferred Share is fully paid and nonassessable, and has full voting rights and no person is entitled to any preemptive or other similar rights with respect to Target Fund Common Shares and Target Fund Preferred Shares. In regard to the statement that Target Fund Common Shares and Target Fund Preferred Shares are non-assessable, it is noted that the Target Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Target Fund.

     (p) All of the issued and outstanding Target Fund Common Shares and Target Fund Preferred Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

     (q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

     (r) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares or Acquiring Fund DARTS to be received in the Reorganization, except in distribution to the shareholders of the Target Fund, as provided in Section 3 of this Agreement.

     (s) The Target Fund has elected to qualify and has qualified as a "RIC" under the Code as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years. The Target Fund has not at any time since its inception been liable for, is not now liable for, and will not be liable for on the Closing Date, any material income excise tax under
          Section 852 or Section 4982 of the Code.

3.   THE REORGANIZATION.

     (a) Subject to receiving the requisite approvals of the shareholders of the Acquiring Fund and the Target Fund, and to the other terms and conditions contained herein, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), including the assumption of substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Common Shares and Acquiring Fund DARTS provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund DARTS received by it to its shareholders constructively in exchange for their Target Fund Common Shares and Target Fund Preferred Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.

     (b) If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Target Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund, and (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

     (c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective shareholders all of their respective net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

     (d) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

     (e) The Valuation Time shall be 4:00 P.M., Eastern time, on XXXX, 2007, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

     (f) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(j) of this Agreement.

     (g) The Target Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

     (h) The Acquiring Fund will file with the Secretary of State of The Commonwealth of Massachusetts, as required, any amendment to its Declaration of Trust and by-laws establishing the powers, rights and preferences of the Acquiring Fund DARTS prior to the closing of the Reorganization.

     (i) The Acquiring Fund and the Target Fund each understand and acknowledge that the Acquiring Fund has or intends to enter into similar Agreements and Plans of Reorganization ("Other Reorganizations") with [INSERT NAMES OF OTHER TARGET PATRIOT FUNDS] ("Other Target Funds") pursuant to which the Acquiring Fund (1) would acquire all substantially all of the assets and assume substantially all of the liabilities of each of the Other Target Funds, and (2) common and preferred shareholders of the Other Target Funds will become Common and DARTS shareholders, respectively, of the Acquiring Fund. The effective dates of such Other Reorganizations are expected to be in proximity to the Closing Date, however, they are not expected to occur simultaneously with the Reorganization or with one another and may occur at any such time as the Acquiring Fund and each Other Target Fund may agree. The consummation of the Reorganization is not conditioned upon the consummation of any such Other Reorganization. The Acquiring Fund and the Target Fund understand, acknowledge and agree that any or all of such Other Reorganizations may not occur and the status of any such Other Reorganization will not have a bearing on the consummation of the Reorganization.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES AND ACQUIRING FUND DARTS IN THE REORGANIZATION.

     (a) Acquiring Fund Common Shares and Acquiring Fund DARTS of an aggregate net asset value or aggregate liquidation preference, as the case may be, equal to the value of the Target Fund Investments acquired in the Reorganization determined as hereinafter provided, shall be issued by the Acquiring Fund to the Target Fund in exchange for such Target Fund Investments. The Acquiring Fund will issue to the Target Fund (i) a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth below, and (ii) a number of Acquiring Fund DARTS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Target Fund Preferred Shares, determined as set forth below.

     (b) The net asset value of the Funds' Common Shares and the liquidation preference and value of the Target Fund Preferred Shares and the Acquiring Fund DARTS shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined pursuant to the regular procedures of the investment adviser.

     (c) Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference and value per share of the Acquiring Fund DARTS shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value of each Target Fund Common Share and Acquiring Fund Common Share, the value of the securities held by the applicable Fund, plus any cash or other assets (including interest accrued but not yet received), minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of Target

          Fund Preferred Shares or Acquiring Fund DARTS, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

     (d) The Acquiring Fund shall issue to the Target Fund Acquiring Fund Common Shares and the Acquiring Fund DARTS, each registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares and the Acquiring Fund DARTS to the holders of Target Fund Common Shares and Target Fund Preferred Shares by establishing open accounts for each Target Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Acquiring Fund Common Shares and Acquiring Fund DARTS will not be issued to Target Fund shareholders. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Common Shares or Acquiring Fund DARTS, exchange Acquiring Fund Common Shares or Acquiring Fund DARTS credited to such shareholder's account for shares of other investment companies managed by the Adviser or any of its affiliates, or pledge or redeem such Acquiring Fund Common Shares or Acquiring Fund DARTS, in any case, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares, as the case may be, or post adequate bond therefor.

     (e) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund's transfer agent, Mellon Investor Services, will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

5.   PAYMENT OF EXPENSES.

     (a) Except as otherwise provided in this Section 5, the costs associated with the Reorganization will be borne by Common Shareholders of the Target Fund and the Acquiring Fund in proportion to their projected annual expense savings as a result of the Reorganization. John Hancock Advisers, LLC the adviser to the Acquiring Fund and the Target Fund (the "Adviser"), will bear the balance of the costs of the Reorganization; provided, however, that the Acquiring Fund and the Target Fund will each pay any brokerage commissions, deal mark-ups and similar expenses ("Portfolio Expenses").

     (b) In the event the transactions contemplated by this Agreement are not consummated, then the costs associated with the Reorganization (other than Portfolio Expenses that the Acquiring Fund and Target Fund may incur in connection with the purchase or sale of portfolio securities) will be borne by the Acquiring Fund and the Other Target Funds whose shareholders have approved the Other Reorganizations in proportion to their projected annual expense savings as a result of the Other Reorganizations. The Adviser will bear the balance of such costs.

     (c) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Target Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

     (d) Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Subchapter M of the Code.

6.   COVENANTS OF THE FUNDS.

     (a) Each Fund covenants to operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary dividends and distributions.

     (b) The Target Fund agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares or Acquiring Fund DARTS other than to its respective shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

     (c) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

     (d) The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

     (e) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

     (f) Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

     (g) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of
          Section 368(a) of the Internal Revenue Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of
          Section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Kirkpatrick & Lockhart Preston Gates Ellis LLP ("K&L Gates"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to K&L Gates).

     (h) In connection with the covenant in subsection (f) above, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable period first ending after the Closing Date and for all prior taxable periods.

     (i) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne pursuant to Section 5 herein.

     (j) The Target Fund and the Acquiring Fund each agrees to mail to its respective shareholders of record entitled to vote at the annual meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of
          Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (k) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

7.   CLOSING DATE.

     (a) Delivery of the Target Fund Investments, and of the Acquiring Fund Common Shares and Acquiring Fund DARTS to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

     (b) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

     (c) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares and Target Fund Preferred Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

8.   CONDITIONS OF THE TARGET FUND.

     The obligations of the Target Fund hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Target Fund and by the affirmative vote of the holders of a majority of the outstanding Target Fund Common Shares and of the outstanding Target Fund Preferred Shares, each voting separately as a class; and that the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, a certificate setting forth the vote of holders of Acquiring Fund Common Shares approving the issuance of additional Acquiring Fund Common Shares, and a certificate setting for the vote of holders of Acquiring Fund DARTS approving the issuance of additional Acquiring Fund DARTS, each certified by its Secretary.

     (b) That the Target Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund's investments, all as of the Valuation Time, certified on the Acquiring Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of such Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

     (c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e) The Target Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

          (i) the Acquiring Fund is duly formed and validly existing under the laws of its state of organization;

          (ii) the Acquiring Fund is registered as a closed-end, management investment company under the 1940 Act;

          (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund, and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

          (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated hereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

          (v) the Acquiring Fund Common Shares and Acquiring Fund DARTS have been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable and no person is entitled to any preemptive or other similar rights with respect to Acquiring Fund Common Shares and Acquiring Fund DARTS. In regard to the statement that Acquiring Fund Common Shares and Acquiring Fund DARTS are non-assessable, such opinion will note that the Acquiring Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts's law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund; and

          (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of this Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

     (f) The Target Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date, addressed to the Target Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in
          Section 368(a) of the Internal Revenue Code.

     (g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

     (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.   ACQUIRING FUND CONDITIONS.

     The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquiring Fund and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the holders of Acquiring Fund Common Shares by an affirmative vote of a majority of the votes cast, provided that total votes cast represent over 50% in interest of all securities entitled to vote on the matter; and that the issuance of additional Acquiring Fund DARTS shall have been approved by the holders of Acquiring Fund DARTS by an affirmative vote of at least a majority of the shares of the DARTS then outstanding; and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund's Board of Trustees, and a certificate setting forth the vote of the holders of Target Fund Common Shares and Target Fund Preferred Shares obtained, each certified by its Secretary.

     (b) That the Target Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

     (c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund's President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation

          Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e) That the Acquiring Fund shall have received the opinion of K&L Gates, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

          (i) the Target Fund is duly formed and validly existing under the laws of its state of organization;

          (ii) the Target Fund is registered as a closed-end, management investment company under the 1940 Act;

          (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund, and this Agreement has been duly executed and delivered by the Target Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Target Fund;

          (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated hereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; and

          (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Target Fund of the Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

     (f) That the Acquiring Fund shall have obtained an opinion from K&L Gates, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, and based upon such representation of the parties as K&L Gates may reasonably request, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

     (g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

     (h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

     (i) That prior to the Closing Date the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

     (j) The NYSE shall have approved the listing of the additional Acquiring Fund Common Shares to be issued to common shareholders of the Target Fund in connection with the reorganization.

     (k) The Acquiring Fund shall have obtained written confirmation from Moody's Investors Services, Inc. ("Moody's") and Standard and Poor's Ratings Group ("S&P") that (i) consummation of the Reorganization will not impair the ratings assigned by such rating agencies to the existing Acquiring Fund DARTS, and (ii) the Acquiring Fund DARTS to be issued pursuant to the Reorganization will be rated "aa2" by Moody's and "AA" by S&P.

10.  TERMINATION, POSTPONEMENT AND WAIVERS.

     (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed (i) by mutual consent of the Boards of Trustees of the Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board, or
          (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement have not been fulfilled or waived by such Board.

     (b) If the transactions contemplated by this Agreement have not been consummated by [ ] 2007, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

     (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement benefiting a Fund may be waived by the Board of Trustees of such Fund, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

     (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares or Acquiring Fund DARTS to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  INDEMNIFICATION.

     (a) Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

     (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.  OTHER MATTERS.

     (a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     (b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o 601 Congress Street, Boston, Massachusetts 02210, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

     (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

     (d) It is expressly agreed that the obligations of the Acquiring Fund and the Target Fund hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund's Declaration of Trust. A copy of the Declaration of Trust of each of the Acquiring Fund and the Target Fund is on file with the Secretary of State of The Commonwealth of Massachusetts. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Fund's Declaration of Trust.

     (e) It is further expressly agreed that this Agreement shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

     (f) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.


                                JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II


                                ______________________________________________
                                [Name]
                                [Title] Attest: [Name]
                                [Title]




                                JOHN HANCOCK PATRIOT [_______] FUND


                                ______________________________________________
                                [Name]
                                [Title] Attest: [Name]
                                [Title]

                                     PART B


                                 March 12, 2007

                       STATEMENT OF ADDITIONAL INFORMATION
          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                   JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                    JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                                       AND
                  JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
         (each an "Acquired Fund" and collectively the "Acquired Funds")

                        BY AND IN EXCHANGE FOR SHARES OF

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
      (the "Acquiring Fund," together with the Acquired Funds, the "Funds")

                              DATED March 12, 2007

This Statement of Additional Information is available to the shareholders of John Hancock Patriot Premium Dividend Fund I ("Premium Dividend Fund I"), John Hancock Patriot Select Dividend Trust ("Select Dividend Trust"), John Hancock Patriot Global Dividend Fund ("Global Dividend Fund") and John Hancock Patriot Preferred Dividend Fund ("Preferred Dividend Fund") in connection with proposed reorganizations (each a "Reorganization" and collectively the "Reorganizations") whereby the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Acquired Funds in exchange for an equal aggregate value of newly-issued common shares of beneficial interest with no par value ("Acquiring Fund Common Shares") and various series of newly-issued Dutch Auction Rate Transferable Securities preferred stock with no par value and with liquidation preference of $100,000 per share ("Acquiring Fund DARTS") corresponding to each Acquired Fund. Each Acquired Fund will (i) distribute Acquiring Fund Common Shares to its common shareholders and Acquiring Fund DARTS to its preferred shareholders, (ii) terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act") and (iii) dissolve under applicable state law. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus dated March 12, 2007 relating to the proposed Reorganizations of the Acquired Funds into the Acquiring Fund (the "Proxy Statement/Prospectus").

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to John Hancock Advisers, LLC at 601 Congress Street, Boston, Massachusetts 02210. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the Securities and Exchange Commission's web site at (http://www.sec.gov).

                                TABLE OF CONTENTS

TABLE OF CONTENTS.........................................................    2
ADDITIONAL INFORMATION ABOUT THE FUNDS....................................    3
   General Information....................................................    3
   Additional Investment Information......................................    3
   Fundamental Investment Restrictions....................................   12
TRUSTEES AND OFFICERS OF THE FUNDS........................................   15
   General................................................................   15
   Board Committees.......................................................   19
   Trustee Beneficial Ownership of Securities.............................   20
   Compensation...........................................................   21
PROXY VOTING POLICIES.....................................................   22
OWNERSHIP OF SHARES OF THE FUNDS..........................................   22
INVESTMENT ADVISORY AND OTHER SERVICES....................................   22
   Advisory Agreement.....................................................   22
   Subadvisory Agreement..................................................   23
   Custodian..............................................................   24
   Independent Auditors...................................................   24
PORTFOLIO MANAGERS........................................................   24
   Portfolio Managers and Other Accounts Managed..........................   24
   Structure of Compensation..............................................   26
   Ownership of Securities................................................   27
NET ASSET VALUE...........................................................   27
BROKERAGE ALLOCATION......................................................   27
U.S. FEDERAL INCOME TAX MATTERS...........................................   29
ADDITIONAL INFORMATION....................................................   35
FINANCIAL STATEMENTS......................................................   35
PRO FORMA FINANCIAL STATEMENTS............................................   36
APPENDIX A - DESCRIPTION OF RATINGS
APPENDIX B - PRO FORMA FINANCIAL STATEMENTS

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                     ADDITIONAL INFORMATION ABOUT THE FUNDS

General Information

The Funds

The Acquiring Fund is a diversified, closed-end management investment company organized under the laws of The Commonwealth of Massachusetts as an unincorporated business trust pursuant to an Amended and Restated Agreement and Declaration of Trust dated December 12, 1989.

Premium Dividend Fund I is a diversified, closed-end management investment company that was organized as a corporation in the State of Maryland on June 20, 1988, and was reorganized as a business trust under the laws of The Commonwealth of Massachusetts on July 18, 1990.

Preferred Dividend Fund is a diversified, closed end management investment company that was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 22, 1993.

Global Dividend Fund is a diversified, closed-end management investment company that was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated May 28, 1992.

Select Dividend Trust is a diversified, closed-end management investment company that was organized under as a business trust under the laws of The Commonwealth of Massachusetts on May 8, 1990 by an Agreement and Declaration of Trust.

The business office of each Fund is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Adviser and Subadviser

Each Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., itself a subsidiary of Manulife Financial Corporation ("MFC"). Effective December 31, 2005, the investment management teams of the Adviser were reorganized into MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)" or "Subadviser"), a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"), a subsidiary of MFC. The Adviser remains the principal adviser to each Fund, and MFC Global (U.S.) acts as subadviser to each Fund under the supervision of the Adviser. The reorganization of the management teams did not have an impact on the Funds, which continue to be managed using the same investment philosophy and process. The Funds are not responsible for payment of the subadvisory fees.

Additional Investment Information

The Funds share similar investment objectives and policies. Primary investment strategies are described in the Joint Proxy/Prospectus Statement. The following is a description of the various investments the Funds may acquire in, whether as a primary or secondary strategy, and the specific Funds that may acquire each type of investment are identified.

Preferred Stocks (All Funds)

Fixed-rate preferred stocks have fixed dividend rates. They can be perpetual, with no maturity date, or issued with a fixed maturity date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly

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scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U .S. Treasury securities, typically the highest base-rate yield of one of three U .S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based upon periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends upon market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

Debt Securities (Preferred Dividend Fund and Global Dividend Fund)

The Funds may invest in debt securities. Debt securities include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and custodial receipts therefor; securities issued guaranteed by a foreign government or any of its political subdivisions, authorities, agencies instrumentalities or by international or supranational entities; corporate debt securities including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities will be U.S. dollar denominated and may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.

Common Stocks (All Funds)

Each of the Funds invests in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Subadviser generally focuses more on the security's dividend paying capacity than on its potential for appreciation.

Money Market Instruments (All Funds)

The Funds may invest in Money market instruments. Money market instruments include short-term U.S. Government securities, investment grade commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit and bankers' acceptances. U.S. Government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself.

Registered Investment Companies (All Funds except for Preferred Dividend Fund)

Each Fund may invest up to 10% of the value of its total assets in dividend-paying securities of registered investment companies that invest primarily in investment grade securities. A Fund will not acquire securities of any one investment company if, immediately thereafter, it would own in the aggregate more than 3% of such company's total outstanding voting securities or securities issued by such company would have an aggregate value in excess of

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5% of the its total assets. In addition, each Fund and all other investment companies having the same investment adviser will not acquire securities of any one investment company amounting in the aggregate to more than 10% of such company's total outstanding voting stock. The Funds intend to invest in both open- and closed-end investment companies whose distributions qualify for the Dividends Received Deduction. To the extent that investment advisory and brokerage expenses of an investment company are reflected in the price of its shares held in a Fund's portfolio, there will be a duplication of such expenses.

Illiquid Securities (Global Dividend Fund and Preferred Dividend Fund)

The Funds may invest up to 5% of their total assets in securities for which there is no readily available secondary market, including securities acquired in private placements, joint ventures and partnerships. Securities issued in private placements are "restricted securities" which are subject to restrictions and, possibly, delays on resale. Restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees, or by the Adviser under guidelines approved by the Trustees, are not subject to this limitation.

Foreign Securities (All Funds)

The Funds may invest in U.S. dollar denominated securities of foreign issuers. The securities may include investment grade preferred stocks of foreign corporations and investment grade debt obligations of a variety of foreign issuers, including foreign corporations and banks, foreign governments and their agencies, instrumentalities and political subdivisions, and international and supranational organizations such as the World Bank and the Asian Development Bank. As an alternative to investing directly in foreign securities, the Funds may invest in American Deposit Receipts ("ADRs"), which are instruments issued by domestic banks representing an interest in securities foreign issuers held by such banks and entitling the holder of the ADR, to all dividends, interest and capital gains. The Funds only invest in those ADRs sponsored by the issuer of the underlying foreign security. With the exception of Global Dividend Fund, no Fund may invest in Russian securities of any type.

Global Dividend Fund invests at least 65% of its assets in dividend paying securities of at least three countries including the United States, but may not invest more than 25% of its total assets in any single country other than the United States. Global Dividend Fund may invest in Russian securities (i) denominated in U.S. dollars, (ii) traded on a major exchange and (iii) held physically outside of Russia. It may invest up to 10% of its total assets in Russian fixed income securities and up to 5% of its total assets in Russian equity securities.

Temporary Defensive Strategies (All Funds)

There may be times when, in the managers' judgment, conditions in the securities markets would make pursuing the Fund's investment strategy inconsistent with achieving the Fund's investment objective. At such times, the managers may employ alternative strategies primarily to seek to reduce fluctuations in the value of the Fund's assets. In implementing defensive strategies, depending on the circumstances, the Acquiring Fund and Select Dividend Trust may invest any portion of its portfolio in U.S. Government securities, investment grade corporate debt securities, high quality, short-term money market instruments and in cash. Investment income received by a Fund with respect to these investments will not be eligible for the Dividends Received Deduction when distributed to shareholders and may increase the amount of additional dividends payable on the preferred shares. During periods of stock market weakness or uncertain market or economic conditions, as determined by the Adviser or Subadviser, Premium Dividend Fund I may substantially increase its investments in the Low Volatility Sector - consisting predominantly of auction preferred stocks and money market instruments, as well as certain dividend paying securities which, in the Adviser's or Subadviser's opinion are currently exhibiting greater price stability than the securities in the Common and Preferred Stock Sectors. When in the judgment of the Adviser or Subadviser a temporary defensive posture is appropriate, Global Dividend Fund may invest its assets without limitation in U.S. Government obligations, high grade (i.e., rated within the two highest rating categories by a nationally recognized rating service) corporate debt securities of domestic issuers, U.S. dollar denominated high rate debt obligations of foreign issuers, high grade, short-term money market instruments and cash. In implementing its temporary defensive strategies, depending on the circumstances, Preferred Dividend Fund may invest an unlimited portion of its portfolio in U.S. dollar denominated corporate debt securities, short-term money market instruments, in each case rated within the two highest rating categories by a nationally recognized statistical rating organization, U .S.

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Government securities and cash. It is impossible to predict when, or for how long, a Fund may use these alternative strategies.

Options and Futures Transactions (All Funds except for Preferred Dividend Fund)

The Funds do not purchase or sell financial futures contracts, options on securities or options on financial futures contracts, but are permitted to do so under their Investment Restrictions. If a Fund were to engage in such transactions, it would do so in order to hedge against either a decline in the value of securities included in the Fund's portfolio or against an increase in the price of securities which it plans to purchase. In addition, a Fund might seek to increase the current return of its portfolio by writing covered call or covered put options. The Funds generally expect that any options and futures transactions would be conducted on securities exchanges. In certain instances, however, a Fund would purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission (the "Commission") considers over-the-counter options to be illiquid. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. There can be no assurance that the Fund would be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the prices of the securities that are being hedged. Expenses and losses incurred as a result of these hedging strategies would reduce current return. In addition, revenue derived from financial futures and options transactions will not qualify for the Dividends Received Deduction.

Preferred Dividend Fund intends to engage in interest rate swap transactions and to purchase or sell financial futures contracts, options on securities, options on financial futures contracts or write covered call or covered put options in order to hedge against either a decline in the value of securities included in the Fund's portfolio or against an increase in the price of securities which it plans to purchase or for other hedging or risk management purposes. Gains realized from such transactions would not be eligible for the Dividends Received Deduction when distributed to shareholders.

When-Issued and Delayed Delivery Purchases (All Funds)

The Funds may make contracts to purchase securities on a "when-issued" basis, which means that delivery and payment for the securities take place at a future date beyond the customary settlement date. The payment obligation and the interest rate on the securities will be fixed at the time a Fund enters into the commitment, but interest will not accrue to the Fund until delivery of and payment for the securities. An amount of cash or short-term U.S. Government securities equal to the Fund's commitment will be deposited in a segregated account at the Fund's custodian bank to secure the Fund's obligation. Although the Funds will generally purchase securities on a when-issued basis with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into), the Funds may dispose of a security prior to settlement if the Subadviser deems it advisable to do so. The Funds may realize short-term gains or losses in connection with such sales. Purchasing securities on a when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of a decline in value of the Funds' other assets. Furthermore, when such purchases are made through a dealer, the dealer's failure to consummate the sale may result in the loss to the Fund of an advantageous yield or price.

Securities Loans (All Funds)

The Funds do not currently intend to lend portfolio securities. In the future, the Funds may seek to obtain additional income by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. In such transactions, the borrower pays to a Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Collateral for loaned securities may be invested in U.S. Government securities and other liquid, high grade debt securities. Dividends or dividend equivalents paid to the Funds with respect to securities loaned, and dividends paid by the Funds representing other income from securities loans, will not qualify for the Dividends Received Deduction. All securities loans will be made pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the market

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value of the loaned securities. The Funds may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or rights to consent accompanying loaned securities pass to the borrower, the Funds retain the right to call the loans at any time on reasonable notice and will do so in order that the securities may be voted by the Funds with respect to matters materially affecting the Funds' investment. The Funds may also call a loan in order to sell the securities involved. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower commence an action relating to bankruptcy, insolvency or reorganization. Accordingly, loans of portfolio securities will be made only to borrowers considered by the Subadviser to be creditworthy under guidelines adopted by the Board of Trustees.

Repurchase Agreements (All Funds)

The Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions. A repurchase agreement is a contract pursuant to which a Fund, against receipt of securities of at least equal value, agrees to advance a specified sum to the financial institution which in turn agrees to reacquire the securities at a mutually agreed upon time and price. Repurchase agreements, which are usually for periods of one week or less, enable the Funds to invest cash reserves at fixed rates of return. The Funds may enter into repurchase agreements, provided that the their respective custodians always have possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss, the Funds enter into repurchase agreements only with financial institutions considered by the Subadviser to be creditworthy under guidelines adopted by the Board of Trustees. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause the Funds some loss, as well as legal expense, should the value of the securities decline prior to liquidation. The Acquiring Fund, Premium Dividend Fund I and Select Dividend Trust may invest up to 5% of their net assets in repurchase agreements.

Borrowings (Preferred Dividend Fund and Global Dividend Fund)

The Funds reserve the right to borrow funds to the extent permitted by their investment restrictions. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of the Preferred Shares. In addition, borrowing could reduce the portion of the Funds' otherwise qualifying dividends that could be designated as qualifying for the Dividends Received Deduction. While a Fund's borrowings exceed 5% of its net assets, the Fund will not purchase additional portfolio securities.

Restricted Securities (Direct Placements) (All Funds)

The Acquiring Fund, Premium Dividend Fund I and Select Dividend Trust may invest up to 20% of their net assets in securities purchased in direct placements. Preferred Dividend Fund and Global Dividend Fund may invest up to 5% and 20% of its total assets, respectively, in securities for which there is no readily available secondary market, including securities acquired in private placements, joint ventures and partnerships. Securities obtained by means of direct placement are highly illiquid due to statutory or contractual restrictions on resale. Accordingly, such securities are often referred to as restricted securities. There is usually no readily available market for the resale of restricted securities, which may generally be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Such securities are therefore unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks. In addition, restricted securities normally are not rated. Direct placements of securities have frequently resulted in higher yields to purchasers and more restrictive covenants to issuers, which may provide greater protection for the purchaser, than comparable registered securities. Because it has averted the expense and delay involved in a public offering of its securities, an issuer is often willing to create more attractive features in its securities issued in direct placements. Also, adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities.

Industry and Issuer Concentration (All Funds)

Under normal conditions, the Funds may concentrate their assets in specific industries. The Acquiring Fund, Premium Dividend Fund I and Select Dividend Trust invest more than more than 65% of their total assets in securities issued by companies in the utilities industry. Global Dividend Fund invests at least 25% of its total assets

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in securities issued by companies in the utilities industry. In addition, each
Fund other than Premium Dividend Fund I, may invest up to 25% of its total assets in any one industry with the exception of any industry in which the Fund's investment policy specifically permits greater concentration. Premium Dividend Fund I may only invest up to 20% of its total assets in any one industry, excluding utilities. Accordingly, the Funds may be subject to the risks of such concentration and, in particular, will be affected by developments in the utilities industry.

Additional Risk Information

Investing in each of the Funds involves certain risks, and each of the Funds are subject to substantially similar risks. Primary risks of investing in the Funds are described in the Proxy/Prospectus Statement. The following is a description of certain of the risks inherent in investing in the Funds, whether as a primary or a secondary risk. The Funds that are subject to each risk described below are identified.

Risks of Concentration in the Utilities Industries (All Funds)

Risks that are intrinsic to the utility industries include:

      o     difficulty in obtaining an adequate return on invested capital,

      o difficulty in financing large construction programs during an inflationary period,

      o restrictions on operations and increased cost and delays attributable to environmental considerations and regulation,

      o difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets,

      o technological innovations that may render existing plants, equipment or products obsolete,

      o     the potential impact of natural or man-made disasters,

      o     increased costs and reduced availability of certain types of fuel,

      o occasionally reduced availability and high costs of natural gas for resale,

      o     the effects of energy conservation,

      o inexperience with and potential losses resulting from a developing deregulatory environment, including losses and regulatory issues in connection with energy trading,

      o     the effects of a national energy policy, and

      o lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes.

There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to

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provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Subadviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Risks of Concentration in the Electric Industry (All Funds)

The electric utility industry consists of companies that are engaged principally in one of more of the following activities: the generation, transmission, sale and distribution of electric energy, although many also provide other energy-related services. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate.

The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The introduction of competition into the industry as a result of deregulation may result in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become "stranded assets" which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry. Following deregulation of the energy markets in certain states, a number of companies have engaged in energy trading and incurred substantial losses. Certain of these energy trading businesses have been accused of employing improper accounting practices and have been required to make significant restatements of their financial results. In addition, several energy companies have been accused of attempting to manipulate the price and availability of energy in certain states.

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Risks of Concentration in the Telecommunications Industry (All Funds)

The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. The telecommunications segment includes companies that distribute telephone services and provide access to the telephone networks as well as non-regulated activities such as cellular telephone services, paging, data processing, equipment retailing, computer software and hardware services. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers, the development of new products and potential legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will soon provide a greatly expanded range of utility services, including two-way video and informational services to both residential, corporate and governmental customers.

Risks of Concentration in the Gas Industry (All Funds)

The gas industry includes gas transmission companies and gas distribution companies. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices.

Risks of Concentration in the Water Industry (All Funds)

Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the water utilities are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.

There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

Foreign Securities Risk (All Funds)

Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers but also involve certain risks that are not typically associated with investment in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Most foreign securities markets may have substantially less trading volume and are subject to less government supervision than U.S. securities markets, and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is generally less government regulation of securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods during which a portion of the assets of a Fund is uninvested and no return is earned thereon. Inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Fund and political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other. Dividends paid with respect to foreign securities will not qualify for the

Dividends Received Deduction when distributed to shareholders. Certain investments in foreign securities by a Fund may be subject to foreign withholding taxes, which would reduce the total return on such investments and the amounts available for distribution to holders of the Common Shares. The Funds do not expect to qualify for an election that would enable the holders of the Common Shares to use such amounts as credits or deductions against their U.S. Federal income taxes.

Risks of Concentration in the Banking Industry (Global Dividend Fund)

Under normal market conditions Global Dividend Fund invests a portion (although less than 25%) of its total assets in securities issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Due to Global Dividend Fund's investments in such industry, Global Dividend Fund will have exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on Global Dividend Fund's shares may be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for lending activities of banks, and a deterioration in general economic conditions could increase the exposure of banks to credit losses. The banking industry is also subject to the effects of concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies, national and local regulation, and competition within such industry. In addition, Global Dividend Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities.

Other Types of Investment Risk (All Funds)

The Funds are subject to general risks associated with their investment strategies. These risks are detailed below:

Correlation Risk. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Information Risk. The risk that key information about a security or market is inaccurate or unavailable (e.g., non-investment-grade securities, foreign equities).

Interest Rate Risk. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage Risk. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

Hedging Risk. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

Speculative Risk. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management Risk. The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all investment companies.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the investment companies that invest in them (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events (e.g., foreign equities).

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political Risk. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war (e.g., foreign equities).

Valuation Risk. The risk that a fund has valued certain of its securities at a higher price than it can sell them for (e.g., non-investment-grade securities, restricted and illiquid securities).

Fundamental Investment Restrictions

The following investment restrictions of each Fund may not be changed without the approval of a majority of a Fund's outstanding voting securities which, as used in this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of a Fund's shares represented at a meeting if more than 50% of a Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of a Fund's outstanding shares. For comparison purposes the fundamental investment restrictions of the Acquiring Fund are compared against the restrictions of the other Acquired Funds and where several Funds share identical restrictions these have been combined:

                                            Premium Dividend
                                           Fund I and Select             Global Dividend Fund and
Acquiring Fund                               Dividend Trust               Preferred Dividend Fund
-------------------------------------------------------------------------------------------------------
1. Borrow money, provided that the      Same                       1. Borrow money, provided that the
Fund may (i) borrow amounts not                                    Fund may (i) borrow amounts not
exceeding 5% of the value of its                                   exceeding 15% of the value of its
total assets (not including the                                    total assets (including the amount
amount borrowed) for temporary                                     borrowed) for temporary or emergency
purposes and (ii) issue senior                                     purposes or for tender offers or
securities, as defined in the 1940                                 otherwise to repurchase its shares
Act, to the extent permitted under                                 and (ii) issue senior securities, as
the 1940 Act.                                                      defined in the 1940 Act, to the
                                                                   extent permitted under the 1940 Act.

2. Pledge, hypothecate, mortgage or     Same                       2. Pledge, hypothecate, mortgage or
otherwise encumber its assets, except                              otherwise encumber its assets, except
                                                                   to

to secure borrowings permitted by the                              secure borrowings or
preceding paragraph. Collateral                                    senior securities permitted by the
arrangements with respect to margin                                preceding paragraph. Collateral
or futures contracts and options are                               arrangements with respect to margin,
not deemed to be pledges or other                                  swap transactions, risk management
encumbrances for purposes of this                                  options and when-issued and forward
restriction.                                                       commitment transactions are not
                                                                   deemed to be pledges or other
                                                                   encumbrances for purposes of this
                                                                   restriction.

3. Purchase securities on margin,       Same                       3. Purchase securities on margin,
except the Fund may obtain such                                    except the Fund may obtain such
short-term credits as may be                                       short-term credits as may be
necessary for the clearance of                                     necessary for the clearance of
security transactions and may make                                 security transactions and may make
margin deposits in connection with                                 margin deposits in connection with
transactions in options, futures                                   transactions in options, [swap
contracts and options on such                                      transactions and risk management
contracts.                                                         transactions.][bracketed text
                                                                   appears in Preferred Dividend Fund
                                                                   only]

4. Make short sales of securities or    Same                       Same
maintain a short position for the
account of the Fund, unless at all
times when a short position is open
the Fund owns an equal amount of such
securities or owns securities which,
without payment of any further
consideration, are convertible into
or exchangeable for securities of the
same issue as, and in equal amounts
to, the securities sold short.

5. Underwrite securities issued by      Same                       Same
other persons; except to the extent
that in connection with the
disposition of its portfolio
investments it may be deemed to be an
underwriter under the federal
securities laws.

6. Purchase or sell real estate,        Same                       Same
although the Fund may purchase
securities of issuers which deal in
real estate, securities which are
secured by interests in real estate
and securities representing interests
in real estate.

7. Purchase or sell commodities or      Same                       7. Purchase or sell commodities or
commodity contracts, except that the                               commodity contracts, except that the
Fund may purchase or sell financial                                Fund may purchase or sell financial
futures contracts and related options.                             futures contracts and related
                                                                   options [and enter into swap
                                                                   transactions].  [bracketed text
                                                                   appears in Preferred Dividend Fund
                                                                   only]

8. Make loans, except by purchase of    Same                       Same
debt obligations in which the Fund
may invest consistent with its
investment policies, by entering into
repurchase agreements, or through the
lending of its portfolio securities.

9. Purchase or retain the securities    Same                       None
of any issuer if, to the knowledge of
the Fund, those officers and Trustees
of the Fund and officers and
Directors of the Adviser who each own
beneficially more than .50 of 1% of
the securities of that issuer
together own more than 5% of such
issuer.

10. Invest in securities of any         Same                       Same
issuer if, immediately after such
investment, more than 5% of the total
assets of the Fund (taken at current
value) would be invested in the
securities of such issuer or acquire
more than 10% of the outstanding
voting securities of any issuer,
provided that this limitation does
not apply to obligations issued or
guaranteed as to interest and
principal by the U.S. Government or
its agencies or instrumentalities or
to repurchase agreements secured by
such obligations and that up to 25%
of the Fund's total assets (at
current value) may be invested
without regard to this limitation.

11. Invest more than 25% of the value   Preferred Dividend Fund    Invest more than 25% of the value of
of its total assets in the securities   I:                         its total assets in the securities
of issuers primarily engaged in any     Invest more than 20% of    of issuers primarily engaged in any
one industry except the utilities       the value of its total     one industry [except the utilities
industry, provided that this            assets in the              industry][bracketed text appears in
limitation does not apply to            securities of issuers      Global Dividend Fund only], provided
obligations issued or guaranteed as     primarily engaged in       that this limitation does not apply
to interest and principal by the U.S.   any one industry except    to obligations issued or guaranteed
Government or its agencies or           the utilities industry,    as to interest and principal by the
instrumentalities or to repurchase      provided that this         U.S. Government or its agencies or
agreements secured by such              limitation does not        instrumentalities or to repurchase
obligations or to bank money market     apply to obligations       agreements secured by such
instruments.                            issued or guaranteed as    obligations.
                                        to interest and
                                        principal by the U.S.
                                        Government or its
                                        agencies or
                                        instrumentalities or to
                                        repurchase agreements
                                        secured by such
                                        obligations or to bank
                                        money market instruments.

                                        Select Dividend Trust:
                                        Same

12. Buy or sell oil, gas or other       Same                       None
mineral leases, rights or royalty
contracts although it may purchase
securities of issuers which deal in,
represent interests in or are secured
by interests in such leases, rights
or contracts.

13. Purchase securities of any issuer   Same                       None
for the purpose of exercising control
or management, except in connection
with a merger, consolidation,
acquisition or reorganization.

Non-Fundamental Investment Restrictions of Preferred Dividend Fund

Preferred Dividend Fund will abide by the following non-fundamental investment restrictions pursuant to certain restrictions set forth in the 1940 Act. In the event of a change in the law liberalizing the following restrictions, such restrictions would be automatically revised in conformity with such change.

Preferred Dividend Fund may not:

1. Acquire more than 10% of the outstanding voting securities of any insurance company;

2. Acquire any security of an issuer that, in its most recent fiscal year, derived more than 15% of its gross revenues from activities as a broker, dealer or underwriter, unless (i) immediately after the acquisition of any equity security (limited, at the time of acquisition, to a "margin security" as defined in Regulation T promulgated by the Federal Reserve System) of the issuer, Preferred Dividend Fund owns not more than 5% of the outstanding securities of that class of the issuer's equity securities; (ii) immediately after the acquisition of any debt security (rated, at the time of acquisition, investment grade by the Board of Trustees), Preferred Dividend Fund owns not more than 10% of the outstanding principal amount of the issuer's debt securities; and (iii) immediately after any such acquisition, Preferred Dividend Fund has invested not more than 5% of the value of its total assets in securities of the issuer.

                       TRUSTEES AND OFFICERS OF THE FUNDS

General

The business of the Funds is managed by each Fund's Board of Trustees, who elect officers who are responsible for the day-to-day operations of each Fund and who execute policies formulated by the Trustees. The Acquiring Fund and the Acquired Funds share the same Board of Trustees and executive officers. The tables below list the trustees and executive officers of the Funds and their term in office, their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, either within the John Hancock Fund Complex or elsewhere. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees of the Funds generally serve until resignation, retirement age or until their successors are duly elected and qualified.

                                                                                                        Other
 Name, (Age), Address(1)      Principal Occupations and other                      Number of John   Directorships
  and Position with the      Directorships During the Past Five                     Hancock Funds      held by
          Funds                            Years                   Trustee Since      Overseen         Director
-----------------------------------------------------------------------------------------------------------------
Charles L. Ladner          Chairman and Trustee, Dunwoody             1992 (A-D)              160   Trustee of
Born: 1938                 Village, Inc. (retirement services)          1993 (E)                    other funds
Independent Trustee        (until 2003); Senior Vice President                                      in the Fund
                           and Chief Financial Officer, UGI                                         Complex
                           Corporation (public utility holding
                           company) (retired 1998); Vice
                           President and Director for AmeriGas,
                           Inc. (retired 1998); Director of
                           AmeriGas Partners, L.P. (gas
                           distribution) (until 1997); Director,
                           EnergyNorth, Inc. (until 1995);
                           Director, Parks and History
                           Association (since 2001).

James F. Carlin            Director and Treasurer, Alpha                 1988(A)               53   Trustee of
Born: 1940                 Analytical Laboratories  (chemical            1989(B)                    other funds
Independent Trustee        analysis); Part Owner and Treasurer,          1990(C)                    in the Fund
                           Lawrence Carlin Insurance Agency,             1992(D)                    Complex
                           Inc. (since 1995); Part Owner and             1993(E)
                           Vice President, Mone Lawrence Carlin
                           Insurance Agency, Inc. (until 2005);
                           Director/Treasurer, Rizzo Associates
                           (engineering) (until 2000); Chairman
                           and CEO, Carlin Consolidated, Inc.
                           (management/investments);
                           Director/Partner, Proctor Carlin &
                           Co., Inc. (until 1999); Trustee,
                           Massachusetts Health and Education
                           Tax Exempt Trust; Director of the
                           following: Uno Restaurant Corp.
                           (until 2001), Arbella Mutual
                           (insurance) (until 2000), HealthPlan
                           Services, Inc. (until 1999), Flagship
                           Healthcare, Inc. (until 1999), Carlin
                           Insurance Agency, Inc. (until 1999);
                           Chairman, Massachusetts Board of
                           Higher Education (until 1999).

James R. Boyle*            Chairman and Director, John Hancock         2005(A-E)              260   Trustee of
Born: 1959                 Advisers, LLC, (the "Adviser"), The                                      other funds
Non-Independent Trustee    Berkeley Financial Group, LLC                                            in the Fund
                           Non-Independent Trustee ("The                                            Complex
                           Berkeley Group") (holding company)
                           and John Hancock Funds, LLC. ("John
                           Hancock Funds") (since 2005);
                           President, John Hancock Annuities;
                           Executive Vice President, John
                           Hancock Life Insurance Company (since
                           2004); President U.S. Annuities;
                           Senior Vice President, The
                           Manufacturers Life Insurance Company
                           (U.S.A.) (prior to 2004).

John A. Moore              President and Chief Executive              2002 (A-E)               53   Trustee of
Born: 1939                 Officer, Institute for Evaluating                                        other funds
Independent Trustee        Health Risks, (nonprofit institution)                                    in the Fund
                           (until 2001); Chief Scientist,                                           Complex
                           Sciences International (health
                           research) (until 2003); Principal,
                           Hollyhouse (consulting) (since 2000);
                           Director, CIIT (nonprofit
                           research) (since 2002).

Patti McGill Peterson+     Executive Director, Council for             2002(A-E)               53   Trustee of
Born: 1943                 International Exchange of Scholars                                       other funds
Independent Trustee        and Vice President, Institute of                                         in the Fund
                           International Education (since 1998);                                    Complex
                           Senior Fellow, Cornell Institute of
                           Public Affairs, Cornell University
                           (until December 1998); Former
                           President of Wells College and St.
                           Lawrence University; Director,
                           Niagara Mohawk Power Corporation
                           (electric utility) (until 2003);
                           Director, Ford Foundation,
                           International Fellowships Program
                           (since 2002); Director, Lois Roth
                           Endowment (since 2002); Director,
                           Council for International Educational
                           Exchange (since 2003).

Richard P. Chapman Jr.     President and Chief Executive               2005(A-E)               53   Trustee of
Born: 1935                 Officer, Brookline Bancorp., Inc.                                        other funds
Independent Trustee        (lending) (since 1972); Chairman and                                     in the Fund
                           Director, Lumber Insurance Co.                                           Complex
                           (insurance) (until 2000); Chairman
                           and Director, Northeast Retirement
                           Services, Inc. (retirement
                           administration) (since 1998).

Ronald R. Dion+            Chairman and Chief Executive Officer,       1998(A-E)               53   Trustee of
Born 1946                  R. M. Bradley& Co., Inc.; Director,                                      other funds
Chairman and Independent   The New England Council and                                              in the Fund
Trustee                    Massachusetts Roundtable; Director,                                      Complex
                           Boston Stock Exchange; Trustee, North
                           Shore Medical Center; Director, BJ's
                           Wholesale Club, Inc. and a
                           Corporator  of the Eastern Bank;
                           Trustee, Emmanuel College; Director,
                           Boston Municipal Research Bureau;
                           Member of the Advisory Board, Carroll
                           Graduate School of Management at
                           Boston College.

Steven R. Pruchansky       Chairman and Chief Executive Officer,       1992(A-D)               53   Trustee of
Born: 1944                 Greenscapes of Southwest Florida,             1993(E)                    other funds
Independent Trustee        Inc. (since 2000); Director and                                          in the Fund
                           President, Greenscapes of Southwest                                      Complex
                           Florida, Inc. (until 2000); Managing
                           Director, JonJames, LLC (real
                           estate)  (since 2001); Director,
                           First Signature Bank & Trust Company
                           (until 1991); Director, Mast Realty
                           Trust (until 1994); President,
                           Maxwell Building Corp. (until 1991).

William H. Cunningham      Former Chancellor, University of            1994(A-E)              160   Trustee of
Born: 1944                 Texas System and former President of                                     other funds
Independent Trustee        the University of Texas, Austin,                                         in the Fund
                           Texas; Chairman and CEO, IBT                                             Complex;
                           Technologies (until 2001); Director                                      Director,
                           of the following: Hire.com (until                                        Southwest
                           2004), STC Broadcasting, Inc. and                                        Airlines;
                           Sunrise Television Corp. (until
                           2001), Symtx, Inc. (electronic
                           manufacturing) (since 2001),
                           Adorno/Rogers Technology, Inc. (until
                           2004), Pinnacle Foods Corporation
                           (until 2003), rateGenius (until
                           2003), Jefferson-Pilot Corporation
                           (diversified life insurance
                           company)(until 2006), New Century
                           Equity Holdings (formerly Billing
                           Concepts) (until 2001), eCertain
                           (until 2001), ClassMap.com (until
                           2001), Agile Ventures (until 2001),
                           AskRed.com (until 2001), Southwest
                           Airlines, Introgen and Viasystems,
                           Group, Inc. (electronic manufacturer)
                           (until 2003); Advisory Director,
                           Interactive Bridge, Inc. (college
                           fundraising) (until 2001); Advisory
                           Director, Q Investments (until 2003);
                           Advisory Director, JP Morgan Chase
                           Bank (formerly Texas Commerce Bank -
                           Austin)(since 1988), LIN Television
                           (since 2002), WilTel Communications
                           (until 2003) and Hayes Lemmerz
                           International, Inc. (diversified
                           automotive parts supply company)
                           (since 2003)

(1) Business address for Independent and Non-Independent Trustees is: 601 Congress Street, Boston, Massachusetts 02210.

* "Interested person" (as defined in the 1940 Act) of the Funds and the Adviser. The Non-Independent Trustee holds positions with the Funds' Adviser, underwriter and/or certain other affiliates.

+     Trustee representing the holders of the preferred shares.

(A)   Premium Dividend Fund I

(B)   Premium Dividend Fund II

(C)   Select Dividend Trust

(D)   Global Dividend Fund

(E)   Preferred Dividend Fund

Principal Officers who are not Trustees

Name, (Age), Address(1) and
  Position with the Funds               Principal Occupation(s) during the Past 5 Years              Officer Since
-------------------------------------------------------------------------------------------------------------------
Keith F. Hartstein            Senior Vice President, Manulife Financial Corporation (since 2004);              2005
Born: 1956                    Director, President and Chief Executive Officer, the Adviser and
President and Chief           The Berkeley Group (holding company); Director, President and Chief
Executive Officer             Executive Officer, John Hancock Funds; Director, President and
                              Chief Executive Officer, Sovereign Asset Management LLC
                              ("Sovereign"); Director, John Hancock Signature Services, Inc.;
                              President, John Hancock Trust, John Hancock Funds II and John
                              Hancock Funds III; Director, Chairman and President, NM Capital
                              Management, Inc. (NM Capital); Chairman, Investment Company
                              Institute Sales Force Marketing Committee (since 2003); Executive
                              Vice President, John Hancock Funds, LLC (until 2005).

Gordon Shone                  Treasurer, John Hancock Funds (since 2006); John Hancock Funds II,               2006
Born: 1956                    John Hancock Funds III and John Hancock Trust (since 2005); Vice
Treasurer                     President and Chief Financial Officer, John Hancock Trust
                              (2003-2005); Senior Vice President, John Hancock Life Insurance
                              Company (U.S.A.) (since 2001); Vice President, John Hancock
                              Investment Management Services, Inc. and John Hancock Advisers, LLC
                              (since 2006), The Manufacturers Life Insurance Company (U.S.A.)
                              (1998 to 2000).

Francis V. Knox, Jr.          Vice President and Chief Compliance Officer for John Hancock                     2005
Born: 1947                    Investment Company, John Hancock Life Insurance Company (U.S.A.),
Chief Compliance Officer      John Hancock Life Insurance Company, John Hancock Trust, John
                              Hancock Funds, John Hancock Funds II and John Hancock Funds III
                              (since 2005); Fidelity Investments - Vice President and Assistant
                              Treasurer, Fidelity Group of Funds (until 2004); Fidelity
                              Investments - Vice President and Ethics & Compliance Officer (until
                              2001).

John G. Vrysen                Director, Executive Vice President and Chief Financial Officer, the              2005
Born: 1955                    Adviser, Sovereign, the Berkeley Group, John Hancock Trust, John
Chief Financial Officer       Hancock Funds, John Hancock Funds II and John Hancock Funds III
                              (since 2005);Vice President and General Manager, Fixed Annuities,
                              U.S. Wealth Management (until 2005).Vice President, Operations
                              Manulife Wood Logan 7/00-9/04.

Thomas Kinzler                Vice President and Counsel for John Hancock Life Insurance Company               2006
Born: 1955                    (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John
Secretary and Chief Legal     Hancock Funds, John Hancock Funds II, John Hancock Funds III and
Officer                       John Hancock Trust (since 2006); Vice President and Associate
                              General Counsel for Massachusetts Mutual Life Insurance Company
                              (1999-2006); Secretary and Chief Legal Counsel for MML Series
                              Investment Fund (2000-2006); Secretary and Chief Legal Counsel for
                              MassMutual Institutional Funds (2000-2004); Secretary and Chief
                              Legal Counsel for MassMutual Select Funds and MassMutual Premier
                              Funds (2004-2006).

(1) Business address for officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

Board Committees

Each Fund's Board of Trustees currently has four standing committees (each a "Committee"): the Audit Committee, the Governance Committee, the
Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons" as defined in the 1940 Act.

The current membership of each Committee is set forth below.

            Audit                       Governance            Contracts/Operations     Investment Performance
--------------------------------------------------------------------------------------------------------------
Messrs. Chapman, Ladner Moore   All Independent Trustees   Messrs. Carlin,           All Independent Trustees
and Ms. Peterson                                           Cunningham, Dion and
                                                           Pruchansky

Each Committee held five meetings during each Fund's fiscal year. With respect to each Fund, no Trustee attended fewer than 75% of the aggregate of: (1) the total number of meetings of the Trustees of the Fund; and (2) the total number of meetings held by all Committees of the Trustees on which they served. The Funds hold joint meetings of the Trustees and all Committees.

Audit Committee. All members of each Fund's Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee, which is attached as Attachment 1. The Audit Committee recommends to the full Board the appointment of outside auditors for the Funds, monitors and oversees the audits of the Funds, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. Each Audit Committee reports that it has (i) reviewed and discussed each Fund's audited financial statements with management; (ii) discussed with the independent auditors the matters relating to the quality of each Fund's financial reporting as required by SAS 61; (iii) received written disclosures and an independence letter from the independent auditors required by Independent Standards Board Standard No. 1, and discussed with the auditors their independence; and (iv) based on these discussions, recommended to the Board that each Fund's financial statements be included in each Fund's annual report for the last fiscal year (see Attachment 2).

Governance Committee. All of the Independent Trustees are members of the Governance Committee. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and recommends nominees to serve as members of the Board. Among other duties, the Governance Committee determines the compensation paid to the Independent Trustees. All members of the Governance Committee are independent under the New York Stock Exchange's Revised Listing Rules and are Independent Trustees. The Board has adopted a written charter for the Governance Committee, which is attached as Attachment 3 to this proxy. The Governance Committee selects and nominates for elections candidates for Independent Trustees. The Trustees who are not Independent Trustees and the Officers of the Fund are nominated and selected by the Board.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee expects to apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee's business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its Committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy the criteria listed above, the Committee generally would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as Trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Governance Committee determines that the selection of a new or additional Trustee is in the best interests of the Funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. The Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the 1934 Act and a Fund's by-laws to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of its designated nominees, the candidate's name will be placed on the Fund's proxy card. If the Board determines not to include such candidate among its designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement. Each of the nominees for election as Trustee was recommended by the Governance Committee.

Contract/Operations Committee. The Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the Fund and other entities. These contracts include advisory, custodial and transfer agency agreements and arrangements with other service providers.

Investment Performance Committee. The Investment Performance Committee monitors and analyzes the investment performance of the Funds generally, consults with the Adviser as necessary if a Fund is considered to require special attention, and reviews fund peer groups and other comparative standards as necessary.

Trustee Beneficial Ownership of Securities

Securities of the Funds

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Funds as well as aggregate holdings of shares of equity securities of all John Hancock funds overseen by the Trustee, as of January 25, 2007.

                               Trustee Holdings(1)

                            Premium Dividend Fund I       Premium Dividend Fund II         Select Dividend Trust
        Trustee           Shares      Dollar Range       Shares      Dollar Range       Shares      Dollar Range
-------------------------------------------------------------------------------------------------------------------
                                              Independent Trustees
-------------------------------------------------------------------------------------------------------------------
James F. Carlin            4,150   $10,001 - $50,000      1,200   $10,001 - $50,000      1,000   $10,001 - $50,000
Richard P. Chapman, Jr.       --                  --         --                  --         --                  --
William H. Cunningham         --                  --         --                  --         --                  --
Ronald R. Dion               100        $1 - $10,000         --                  --         65        $1 - $10,000
Charles L. Ladner            390        $1 - $10,000        200        $1 - $10,000        200        $1 - $10,000
Dr. John A. Moore            100        $1 - $10,000        100        $1 - $10,000        100        $1 - $10,000
Patti McGill Peterson        153        $1 - $10,000        130        $1 - $10,000        102        $1 - $10,000
Steven R. Pruchansky         116        $1 - $10,000        200        $1 - $10,000        100        $1 - $10,000

-------------------------------------------------------------------------------------------------------------------
                                              Non-Independent Trustee
-------------------------------------------------------------------------------------------------------------------
James R. Boyle                --                  --         --                  --         --                  --

                               Global Dividend Fund        Preferred Dividend Fund        All John Hancock Funds
                                                                                                 Overseen
        Trustee           Shares      Dollar Range       Shares      Dollar Range        Dollar Range
-------------------------------------------------------------------------------------------------------------------
                                              Independent Trustees
-------------------------------------------------------------------------------------------------------------------
James F. Carlin              100        $1 - $10,000        100        $1 - $10,000                  Over $100,000
Richard P. Chapman, Jr.       --                  --         --                  --                  Over $100,000
William H. Cunningham         --                  --         --                  --                  Over $100,000
Ronald R. Dion               100        $1 - $10,000         65        $1 - $10,000                  Over $100,000
Charles L. Ladner            235        $1 - $10,000        200        $1 - $10,000                  Over $100,000
Dr. John A. Moore            100        $1 - $10,000        100        $1 - $10,000                  Over $100,000
Patti McGill Peterson        108        $1 - $10,000         --                  --                  Over $100,000
Steven R. Pruchansky         300        $1 - $10,000        275        $1 - $10,000                  Over $100,000
-------------------------------------------------------------------------------------------------------------------
                                             Non-Independent Trustee
-------------------------------------------------------------------------------------------------------------------
James R. Boyle                --                  --         --                  --                             --

(1) The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the Funds and in all John Hancock funds overseen by each Trustee. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under "Remuneration of Trustees and Officers." The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated. None of the Trustees beneficially owned individually, and the Trustees and executive officers of the Funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any Fund.

The trustees and officers of the Funds do not own one percent or more of any class of any Fund's securities.

Independent Trustees Securities Transactions

None of the Independent Trustees of the Funds, or their immediate family members, has engaged in any transactions with the Funds, any officer of the Funds or any registered investment company or private fund advised by the Adviser or Subadviser or any officer of the Adviser or Subadviser the value of which exceeds $60,000.

Compensation

The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for each Fund's most recently completed fiscal year. Any non-Independent Trustees and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates, and receive no compensation from the Funds for their services.

                                                                                                        Total
                             Premium        Premium       Select       Global                       Compensation
                            Dividend       Dividend      Dividend     Dividend      Preferred       from Fund and
        Trustee             Fund I(1)     Fund II(2)     Trust(3)      Fund(4)     Dividend(5)     Fund Complex(6)
------------------------------------------------------------------------------------------------------------------
James F. Carlin              $ 1,097       $ 1,418       $  1,288     $    873       $   969           $ 5,645
Richard P. Chapman, Jr.*     $ 1,105       $ 1,429       $  1,292     $    877       $   971           $ 5,674
William H. Cunningham*       $   970       $ 1,264       $  1,194     $    790       $   911           $ 5,129
Ronald R. Dion*              $   686       $   891       $    720     $    496       $   494           $ 3,287
Charles L. Ladner            $   579       $   731       $    768     $    448       $   644           $ 3,170
Dr. John A. Moore*           $ 1,297       $ 1,677       $  1,447     $  1,003       $ 1,058           $ 6,482
Pattie McGill Peterson       $   570       $   736       $    781     $    458       $   596           $ 3,141
Steven R. Pruchansky*        $   871       $ 1,139       $  1,092     $    709       $   781           $ 4,592
                            --------------------------------------------------------------------------------------
TOTALS                       $ 7,175       $ 9,285       $  8,582     $  5,654       $ 6,424           $37,120

(1) Compensation is for fiscal year ended September 30, 2006

(2) Compensation is for fiscal year ended October 31, 2006

(3) Compensation is for fiscal year ended June 30, 2006

(4) Compensation is for fiscal year ended July 31, 2006

(5) Compensation is for fiscal year ended May 31, 2006

(6) The total compensation paid by the John Hancock fund complex to the Independent Trustees for the calendar year ended December 31, 2006. All the Independent Trustees were Trustees of 53 funds in the John Hancock fund complex were Trustees of funds except Mr. Cunningham and Mr. Ladner who were Trustees of 160 funds.

*As of September 30, 2006, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Chapman was $78,064, Mr. Cunningham was $155,553, Mr. Dion was $511,282, Dr. Moore was $301,295, Mr. Pruchansky was $301,658 and for Mr. Smith was $318,001 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may elect to have deferred fees invested by a Fund in shares of one or more funds in the John Hancock fund complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate any Fund to retain the services of any Trustee or obligate any Fund to pay any particular level of compensation to the Trustee.

As of December 21, 2006, officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund. To the knowledge of each Fund, no persons owned of record or beneficially 5% or more of any class of the Fund's outstanding shares of the Fund.

                              PROXY VOTING POLICIES

The Adviser and the Subadviser have jointly adopted Proxy Voting Policies to determine how to vote proxies relating to each Fund's portfolio securities. These Proxy Voting Policies are incorporated by reference to exhibit 7 of the Acquiring Fund's annual report filed on Form N-CSR on January 3, 2007. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Adviser's website at http://www.jhfunds.com/proxy and on the Securities and Exchange Commission's website at http://www.sec.gov.

                        OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each Fund, as of January 25, 2007, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Acquiring Fund:

             Name                          Address                 Percentage
                                                                   Ownership
--------------------------------------------------------------------------------
  The Commerce Group, Inc.  211 Main Street, Webster, MA 01570          45.0%

                     INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement

Each Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("MFC"). Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of MFC) and managed approximately $28 billion in assets as of March 31, 2006.

Under the investment management contracts, each Fund pays a monthly management fee to the Adviser at an annual rate based on a percentage of the Fund's average weekly net asset value and the value attributable to the Fund's preferred shares. The Proxy Statement/Prospectus has more detailed information regarding each Fund's advisory fees. The table below indicates the amount each Fund paid to the Adviser during the last three fiscal years for each fund:

           Fund                Fiscal Year / Advisory Fee      Fiscal Year / Advisory Fee      Fiscal Year / Advisory Fee
----------------------------------------------------------------------------------------------------------------------------
Premium Dividend Fund II       10/31/2004: $2,139,989          10/31/2005: $2,210,655          10/31/2006: $2,215,621
Premium Dividend Fund I        09/30/2004: $1,643,299          09/30/2005: $1,701,707          09/30/2006: $1,697,138
Select Dividend Trust          06/30/2004: $1,650,629          06/30/2005: $1,709,859          06/30/2006: $1,717,815
Global Dividend Fund           07/31/2004: $1,345,374          07/31/2005: $1,403,201          07/31/2006: $1,393,632
Preferred Dividend Fund        05/31/2004: $1,199,365          05/31/2005: $1,224,314          05/31/2006: $1,231,786

Each Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Funds pay the Adviser a monthly administration fee based on a percentage of the Funds average weekly managed assets. The Proxy Statement/Prospectus has more detailed information regarding the administration fee each Fund' paid to the Adviser. The Funds also reimbursed JHLICo for certain compliance costs, included in the Funds' Statements of Operations.

Each Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Funds plans of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including an allocable portion of the cost of the Adviser's employees rendering such services to the Funds); the compensation and expenses of Trustees who are not otherwise affiliated with the Fund, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings;
trade association memberships; insurance premiums; and any extraordinary expenses.

From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by a Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the investment management contracts with each Fund, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the investment management contracts, each Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the investment management contracts or any extension, renewal or amendment thereof remains in effect. If the investment management contracts between the Adviser and a Fund is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or JHLICo may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the JHLICo or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Advisory Agreement was approved by all Trustees. The Advisory Agreement will continue in effect from year to year, provided that its continuance is approved annually after its initial two year term both (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. The Advisory Agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Code of Ethics. Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Funds also may hold, or may be buying or selling, the same securities. To prevent the Funds from being disadvantaged, the Adviser, Sub-Adviser, principal underwriter and each Fund have adopted a code of ethics which restricts the trading activity of those personnel. The Funds' codes of ethics may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. Copies of the Funds' codes of ethics may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102. The Funds' codes of ethics are also available online at the Securities and Exchange Commission website: http://www.sec.gov.

Subadvisory Agreement

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)" or "Subadviser"), a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"), a subsidiary of MFC. MFC Global (U.S.) serves as the subadviser to each Fund and managed approximately $26.6 billion in assets as of November 30, 2006. The Funds are not responsible for payment of subadvisory fees. Prior to January 1, 2006, the Adviser did not pay subadvisory fees for management of the Funds. The chart below indicates the subadvisory fees paid to the Subadviser by the Adviser for the management of each Fund during the last fiscal year:

                                               Fiscal Year Ended/
                       Fund                     Subadvisory Fee
             ------------------------------------------------------
             Premium Dividend Fund II       10/31/2006: $468,118.42
             Premium Dividend Fund I        09/30/2006: $319,765.25
             Select Dividend Trust          06/30/2006: $211,073.78
             Global Dividend Fund           07/31/2006: $200,538.07
             Preferred Dividend Fund        05/31/2006: $126,293.06

Pursuant to the subadvisory agreement between the Adviser and the Subadviser, the Subadviser will provide services to the Funds, including, without limitation, (i) formulating and implementing continuous investment programs for each Fund consistent with the investment objectives and investment policies set forth in the Funds' registration statements, (ii) selecting broker-dealers to effect all of the Funds' transactions, (iii) maintaining all books and records with respect to each Fund, and (iv) voting proxies relating to securities held by the Funds. The subadvisory agreement sets forth that the Subadviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or a Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Subadviser of its obligations and duties under the subadvisory agreement

The subadvisory agreement continues in effect for a period of more than two years only so long as the continuance is specifically approved by the Trustees of the Funds.

A discussion regarding the basis for the approval of the advisory and sub-advisory agreements by each Fund's Board is available in each Fund's respective shareholder reports for the most recently completed fiscal year.

Custodian

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, foreign custody manager and fund accounting services.

Independent Auditors

The independent auditors of the Fund, PricewaterhouseCoopers LLP, audit and render an opinion on the Fund's annual financial statements, and review the Fund's annual federal income tax return. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.

                               PORTFOLIO MANAGERS

Portfolio Managers and Other Accounts Managed.

The portfolio managers of each Fund are Gregory Phelps and Mark Maloney. As of November 30, 2006, each portfolio manager managed the following other accounts:

                                                     Other Accounts Managed by the Portfolio Manager(1)
                                          ----------------------------------------------------------------------
                                          Registered Investment       Pooled Investment
    Portfolio Manager Name                 Companies (assets)         Vehicles (assets)           Other Accounts
----------------------------------------------------------------------------------------------------------------
Gregory Phelps                              4 ($4.15 billion)          2 ($65 million)                 None
----------------------------------------------------------------------------------------------------------------
Mark Maloney                                4 ($4.15 billion)          2 ($65 million)                 None
----------------------------------------------------------------------------------------------------------------

(1) The Funds are not included in the number of other accounts managed.

MFC Global (U.S.) does not generally receive a fee based upon the investment performance of the accounts reflected in the table above.

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, MFC Global (U.S.) does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. MFC Global (U.S.) has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. MFC Global (U.S.) has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Structure of Compensation" below.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. MFC Global (U.S.) has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, MFC Global (U.S.)'s policies generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, MFC Global (U.S.) will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if MFC Global (U.S.) receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Structure of Compensation" below. MFC Global (U.S.) receives a performance-based fee with respect to one of the accounts managed by the portfolio managers of Active Bond Fund.

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. MFC Global (U.S.) imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, MFC Global (U.S.) seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Structure of Compensation

MFC Global (U.S.) has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At MFC Global (U.S.), the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of MFC Global (U.S.). A limited number of senior portfolio managers, who serve as officers of both MFC Global (U.S.) and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. MFC Global (U.S.) seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of MFC Global (U.S.) and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan.

Investment Performance: The investment performance of all accounts managed by the investment professional over one and three- year periods is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

The Profitability of MFC Global (U.S.): The profitability of MFC Global (U.S.) and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of MFC Global (U.S.).

Non-Investment Performance: The more intangible contributions of an investment professional to MFC Global (U.S.) business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

MFC Global (U.S.) also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of MFC Global (U.S.) and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

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Ownership of Securities

As of January 5, 2007, the portfolio managers did not own shares any Fund.

                                 NET ASSET VALUE

All Funds

The net asset value of the Funds' common stock will be determined at least once each week by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and accumulated and unpaid dividends, including any Additional Dividends) and the aggregate liquidation preference of the outstanding shares of the preferred shares, by the total number of shares of the common stock outstanding.

In valuing the Funds' portfolios, securities listed on an exchange or traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there has been no sale that day, at the last reported bid price, using prices as of the close of trading. Over-the-counter securities not quoted on the NASDAQ System are be valued by the Acquiring Fund, Premium Dividend Fund I and Dividend Select Trust at the current bid price as obtained from two dealers which make markets in such securities or from a pricing service. Such securities are be valued by Preferred Dividend Fund and Global Dividend Fund at the lowest bid price as obtained from two dealers which make markets in such securities or from a pricing service. Securities for which reliable quotations are not readily available and other assets will be valued at their fair value as determined by or under the direction of the Funds' Board of Trustees. Auction preferred stocks have had a consistent history of trading in the secondary market at par value plus accrued dividends. Accordingly, when reliable quotations are not available for auction preferred stocks, they will generally be valued at par plus accrued dividends, although a different value may be assigned due to changes in an issuer's creditworthiness or market conditions. Money market instruments with remaining maturities of 60 days or less will be valued at amortized cost.

The Acquiring Fund, Premium Dividend Fund I and Dividend Select Trust

The market value of the Funds' Eligible Assets will be determined as set forth in the preceding paragraph, except that, for purposes of calculating the Eligible Asset Coverage and the Dividend Coverage / AMPS Basic Maintenance Amount requirement and the Minimum Liquidity Level, (i) Eligible Assets for which reliable quotations are not available will be valued at zero and (ii) Eligible Assets subject to call options written by the Fund will be valued at the lower of market value or the strike price of the option.

                              BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market makers reflect a "spread". Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

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To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and their value and expected contribution to the performance of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Board of Trustees that such commission is reasonable in light of the services provided and to such policies as the Board of Trustees may adopt from time to time.

Research services received from broker-dealers supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished to the Adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser's officers, will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.

The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. The Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable regulatory requirements. The Adviser will not use a specific formula in connection with any of these considerations to determine the target

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levels. The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker.

Signator may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

                         U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares or preferred shares of a Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all

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

U.S. federal income tax concerns affecting each Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Each Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, a Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from (a) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income for the items described in (a) above (each a "Qualified Publicly Traded Partnership") (the "90% income test"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If a Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of a Fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain. If for any taxable year a Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% federal tax rate and, when such income is distributed, to a further tax at the shareholder level. In addition, a Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund as of a record date in October, November or December and paid during the following January will be treated for U.S.

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

federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Each holder of common shares of the Funds, other than holders of Preferred Dividend Fund and Premium Dividend Fund II, will automatically have all distributions of dividends and capital gains reinvested by the Plan Agent, unless an election is made to receive cash. Holders of common shares of Preferred Dividend Fund and Premium Dividend Fund II must elect to have all distributions of dividends and capital gains reinvested by the Plan Agent. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund, as "qualified dividend income" taxable to individual shareholders at a maximum 15% tax rate (if any), and dividends from net capital gain (if any) that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A portion of the dividend distributions to individual shareholders may qualify as "qualified dividend income" as that term is defined in Section 1(h)(11) of the Code, qualifying for the maximum 15% tax rate on dividends under the Jobs and Growth Tax Relief Reconciliation Act of 2003 to the extent that such dividends are attributable to qualified dividend income from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met. Capital gain dividends distributed by a Fund (if any) to individual shareholders generally will qualify for the maximum 15% tax rate under such Act. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when a Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution. The source and U.S. federal income tax status of all distributions will be reported to shareholders annually and shareholders receiving distributions in the form of additional shares of a Fund will receive a report as to the net asset value of those shares.

If a Fund retains any net capital gains for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

If a Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. Each Fund will monitor and may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

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When a Fund utilizes leverage through borrowing or issuing preferred shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a suspension or limitation could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, a Fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. Each Fund will endeavor to avoid restrictions on its ability to distribute dividends.

If for any taxable year a Fund fails to qualify for treatment as a regulated investment company under the Code, the Fund will incur a regular Federal corporate income tax on its taxable income (including capital gain), irrespective of whether such income has been distributed to shareholders. Distributions to its shareholders for such year would be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, if any. Before requalifying as a regulated investment company for a subsequent taxable year, the Fund would be required to distribute to shareholders any earnings and profits accumulated in the taxable year(s) for which it did not qualify as a regulated investment company.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

At the time of an investor's purchase of a Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable as ordinary income to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and other dispositions of a Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of a Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in a Fund (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In that event, the basis of the replacement shares of the Fund will be increased to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under

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current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or nor the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by a Fund on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by a Fund as long-term or short-term. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or borrow to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of a Fund's income and gains or losses and hence of its distributions to shareholders.

Dividends of investment company taxable income designated by a Fund and received by corporate shareholders of the Fund will qualify for the Dividends Received Deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the Dividends Received Deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or by application of the Code.

The federal income tax treatment of a Fund's investment in preferred securities or other securities and its transactions involving, among other things, swaps, caps, floors and collars is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by a Fund, the timing or character of income recognized by the Fund could be affected, and the Fund may be required to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including dividends qualifying for the Dividends Received Deduction (if any) and capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Consequently, each Fund other than Premium Dividend Fund I intends to designate distributions made to the common shareholders and the preferred shareholders of particular types of income (including ordinary income, qualified dividend income (if any) and capital gains) in accordance with each such class's proportionate share of such income.

Dividends (including Additional Dividends, if any) paid on the preferred shares and dividends paid on the common shares (other than capital gains dividends described below) will be eligible for the Dividends Received Deduction to the extent they are designated by a Fund as qualifying for such deduction, except the aggregate amount of dividends which may be designated by a Fund for any year cannot exceed the aggregate amount of dividends received by the Fund in that year for which it would be allowed the Dividends Received Deduction if it were not a regulated investment company ("qualified dividends").

Under current law, for any taxable year of a Fund, ordinary income dividends paid by the Fund will qualify fully for the Dividends Received Deduction if the DRD qualified dividends received by the Fund are not less than the net income of the Fund exclusive of net capital gains (stated differently, if the income of the Fund other than such dividends or net capital gains does not exceed the expenses of the Fund). Each Fund intends to operate so as to achieve this result, but there can be no assurance that it will be achieved. A Fund's "net income" includes all dividends, interest and other income and short-term capital gains earned by the Fund on its portfolio holdings, net of the Fund's expenses. The term "net capital gains" means the excess of net long-term capital gains over net short-term capital losses.

Under Rev. Rul. 89-91, 1989-1 C.B. 226, distributions on the preferred shares and the common shares are required to consist proportionately of each type of income with particular tax characteristics earned by a Fund. Thus, if for a given taxable year, a particular percentage of the total net income of a Fund qualifies for the Dividends Received Deduction, then a uniform percentage of the distributions on the preferred shares and on the common shares of each Fund other than Premium Dividends Fund I will qualify for such deductions. As a Fund established prior to the issuance of Rev. Rul 89-91, Premium Dividends Fund I is not subject to the proportionality requirement of the ruling. Instead, in the case of Premium Dividend Fund I, if the qualified dividends received by the Fund are less than its net income, exclusive of net capital gains, then the Fund will allocate the qualified dividends first to the preferred shares and then to the common shares, provided that Premium Dividend Fund I receives an opinion of counsel that such a preferential allocation is permitted under applicable law. If such an opinion is not received by Premium Dividend Fund I, then the Fund will allocate the qualifying dividends ratably among the common shares and the preferred shares, most likely ratably in proportion to the dividends paid on shares of each. In the event that qualified dividends are allocated ratably between the preferred shares and the common shares of a Fund, some portion of the dividends payable on the preferred shares might not qualify for the Dividends Received Deduction. In such event, the Fund would pay Additional Dividends to maintain the Net After-Tax Return of holders of preferred shares. Payment of any such Additional Dividends on the preferred shares will reduce the amount available for payment of dividends on the common shares.

Based in part on the lack of any present intention on the part of any Fund to redeem or purchase the preferred shares at any time in the future, each Fund believes that under present law its preferred shares will constitute stock of the Fund and distributions with respect to the preferred shares (other than distributions in redemption of the preferred shares that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to shareholders (other than qualified dividend income and capital gain dividends). This view relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example that the preferred shares constitute debt of a Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead distributions by such Fund to shareholders of preferred shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

If a Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Sales, redemptions, and other dispositions of preferred shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund's shares (including a redemption of preferred shares) is properly treated as a sale or exchange for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if preferred shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Even if a redemption of preferred shares were treated as a sale or exchange, any declared but unpaid dividends distributed to shareholders in connection with the redeemed shares will be taxable to shareholders as dividends as described above.

Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event a shareholder acquires other shares in a Fund (including those acquired pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

Each Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of a Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of a Fund and its preferred shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-14, relating to the shares offered hereby, has been filed by the Acquiring Fund with the Securities and Exchange Commission, Washington, D.C. The Joint Proxy Statement/Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                              FINANCIAL STATEMENTS

Incorporated herein by reference are:

      (i) the audited financial statements of the Acquiring Fund for the fiscal year ended 10/31/2006 are incorporated by reference herein to the Acquiring Fund's annual report filed on Form N-CSR on 01/03/2007;

      (ii) the audited financial statements of Premium Dividend Fund I for the fiscal year ended 09/30/2006 are incorporated by reference herein to Premium Dividend Fund I's annual report filed on Form N-CSR on 11/29/2006;

      (iii) the audited financial statements of Select Dividend Trust for the fiscal year ended 06/30/2006 are incorporated by reference herein to the Select Dividend Trust's annual report filed on Form N-CSR on 08/29/06 and the unaudited financial statements of Select Dividend Trust are incorporated by reference herein to the Select Dividend Trust's semi-annual report dated 12/31/06 filed on Form N-CSRS on 02/28/07;

      (iv) the audited financial statements of Global Dividend Fund for the fiscal year ended 07/31/2006 are to be incorporated by reference herein to the Global Dividend Fund's annual report filed on Form N-CSR on 09/28/2006; and

      (v) the audited financial statements of Preferred Dividend Fund for the fiscal year ended 05/31/2006 are incorporated by reference herein to the Preferred Dividend Fund's annual report filed on Form N-CSR on 08/01/2006 and the unaudited financial statements of Preferred Dividend Fund are incorporated by reference herein to the Preferred Dividend Fund's semi-annual report dated 11/30/06 filed on Form N-CSRS on 01/26/07.

                         PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix B hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at October 31, 2006, (ii) Pro Forma Condensed Statement of Operations for the one year period ended October 31, 2006 and (iii) Pro Forma Portfolio of Investments at October 31, 2006.

APPENDIX A - DESCRIPTION OF RATINGS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC. - PREFERRED SECURITIES RATINGS

Aaa: Preferred stocks which are rated "Aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa: Preferred stocks which are rated "Aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: Preferred stocks which are rated "A" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa: Preferred stocks which are rated "Baa" are judged lower-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba: Preferred stocks which are rated "Ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

MOODY'S INVESTORS SERVICE, INC. - BOND RATINGS

Aaa: Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP - PREFERRED SECURITIES RATINGS

AAA: This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated "AA" also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the "A" category.

BB: An issue rated "BB" is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, there are outweighed by large uncertainties or major risk exposures to adverse conditions.

STANDARD & POOR'S RATINGS GROUP - BOND RATINGS

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated "BB," and "B" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

APPENDIX B - PRO FORMA FINANCIAL STATEMENTS

John Hancock Patriot Premium Dividend Fund II
Pro-forma Statement of Operations
For the twelve month period ended October 31, 2006
(Unaudited)

The following unaudited pro forma combined Statement of Operations has been derived from the Statement of Operations of John Hancock Patriot Premium Dividend Fund II, John Hancock Patriot Premium Dividend Fund, John Hancock Patriot Global Fund, John Hancock Patriot Preferred Dividend Fund, and John Hancock Select Dividend Trust as of October 31, 2006 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on October 31, 2006. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if the Reorganization had occurred on October 31, 2006. The pro forma Combined Statement of Operations should be read in conjunction with the funds' financial statements and related notes thereto which are included in the Proxy Statement and Prospectus.

                                           Patriot         Patriot
                                           Premium         Premium      Patriot Select   Patriot Global
                                        Dividend Fund   Dividend Fund   Dividend Trust    Dividend Fund
                                           I (PDF)         II (PDT)          (DIV)            (PGD)
                                        ---------------------------------------------------------------
Investment Income:
Dividends                               $  12,469,617   $  15,960,496   $   12,315,084   $   10,073,021
Interest                                      271,660         335,606          267,949          222,372
                                        ---------------------------------------------------------------
                                           12,741,277      16,296,102       12,583,033       10,295,393
                                        ---------------------------------------------------------------

Expenses:
      Investment Management Fees            1,708,266       2,215,621        1,698,418        1,393,458
      Administration Fees                     214,241         280,899          318,454          261,273
      Compliance Fees                           3,522           3,451            3,478            2,767
      Auction Fees                            171,250         268,472          190,568          152,084
      Custodian Fees                           44,908          52,777           44,388           39,192
      Printing                                 57,098          47,379           46,550           38,991
      Transfer Agent Fees                      49,328          43,033           41,392           33,892
      Professional Fees                        39,920          39,501           34,912           33,898
      Blue Sky Fees                            23,825          23,825           23,825           23,750
      Trustees' Fees                           10,133          14,487           10,591            9,050
      Interest                                                    978                                 0
      Miscellaneous                            18,256          24,087           21,995           16,550
      Federal Excise                            5,667                                            38,505
                                        ---------------------------------------------------------------
                                                                    -
        -----------------------------------------------------------------------------------------------
         Total Expenses                     2,346,414       3,014,510        2,434,571        2,043,410
        -----------------------------------------------------------------------------------------------
         Less Expense Reductions                    -               -                -                -
        -----------------------------------------------------------------------------------------------
         Net Expenses                       2,346,414       3,014,510        2,434,571        2,043,410
        -----------------------------------------------------------------------------------------------
         Net Investment Loss               10,394,863      13,281,592       10,148,462        8,251,983
        -----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
            Investments                    (2,758,663)       (319,381)      (4,074,075)         662,515
   Change in net unrealized
   appreciation (depreciation) of:
            Investments                    14,998,763      16,940,149       16,420,848        8,136,966
      Net realized and unrealized
         gain / loss                       12,240,100      16,620,768       12,346,773        8,799,481

                                                                                             PATRIOT
                                           Patriot                                           PREMIUM
                                          Preferred                                       DIVIDEND FUND
                                        Dividend Fund     PRO-FORMA     ADJUSTMENTS        II PRO-FORMA
                                            (PPF)          COMBINED         (1)             COMBINED
                                        ----------------------------------------------------------------
Investment Income:
Dividends                               $   9,463,739   $  60,281,957   $         -       $  60,281,957
Interest                                      166,608       1,264,195             -           1,264,195
                                        ----------------------------------------------------------------
                                            9,630,347      61,546,152             -          61,546,152
                                        ----------------------------------------------------------------

Expenses:
      Investment Management Fees            1,218,994       8,234,757        20,549(D)        8,255,306
      Administration Fees                     228,561       1,303,428      (267,828)(E)       1,035,600
      Compliance Fees                           2,438          15,656                            15,656
      Auction Fees                            133,071         915,445                           915,445
      Custodian Fees                           35,051         216,316       (54,079)(F)         162,237
      Printing                                 39,500         229,518       (57,380)(F)         172,139
      Transfer Agent Fees                      38,517         206,162      (141,613)(F)          64,550
      Professional Fees                        34,790         183,021      (109,813)(F)          73,208
      Blue Sky Fees                            23,825         119,050       (59,525)(F)          59,525
      Trustees' Fees                            8,547          52,718                            52,718
      Interest                                                    978                               978
      Miscellaneous                            11,454          92,342       (55,405)(F)          36,937
      Federal Excise                          125,774         169,946      (169,946)(G)               -
                                        ----------------------------------------------------------------
                                                                    -             -
        ------------------------------------------------------------------------------------------------
         Total Expenses                     1,900,432      11,739,337      (895,039)         10,844,298
        ------------------------------------------------------------------------------------------------
         Less Expense Reductions                    -               -             -                   -
        ------------------------------------------------------------------------------------------------
         Net Expenses                       1,900,432      11,739,337      (895,039)         10,844,298
        ------------------------------------------------------------------------------------------------
         Net Investment Loss                7,729,915      49,806,815       895,039          50,701,854
        ------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
            Investments                       258,775      (6,230,829)            -          (6,230,829)
   Change in net unrealized
   appreciation (depreciation) of:
            Investments                     3,910,249      60,406,975             -          60,406,975
      Net realized and unrealized
         gain / loss                        4,169,024      54,176,146             -          54,176,146

                                          Patriot         Patriot
                                          Premium         Premium      Patriot Select   Patriot Global
                                       Dividend Fund   Dividend Fund   Dividend Trust    Dividend Fund
                                          I (PDF)         II (PDT)          (DIV)            (PGD)
                                       ----------------------------------------------------------------
   Change in Distributions to
   DARTS Series A                         (2,573,907)     (1,881,075)                                -
   Change in Distributions to
   DARTS Series B                                  -      (1,887,807)                                -
   Distributions to DARTS                                          -                        (2,273,487)
   Distributions to ARPS                           -               -                                 -
   Distributions to AMPS                           -               -       (2,622,847)               -
-------------------------------------------------------------------------------------------------------
Increase (Decrease) in net assets
resulting from operations              $  20,061,056   $  26,133,478   $   19,872,388   $   14,777,977
=======================================================================================================
Average Net Assets     1,035,599,634     145,740,892     180,423,689      144,378,541      114,182,244

                                                                                        PATRIOT
                                          Patriot                                       PREMIUM
                                         Preferred                                   DIVIDEND FUND
                                       Dividend Fund      PRO-FORMA    ADJUSTMENTS    II PRO-FORMA
                                           (PPF)           COMBINED        (1)         COMBINED
                                       ------------------------------------------------------------
   Change in Distributions to
   DARTS Series A                                         (4,454,982)                   (4,454,982)
   Change in Distributions to
   DARTS Series B                                         (1,887,807)            -      (1,887,807)
   Distributions to DARTS                                 (2,273,487)                   (2,273,487)
   Distributions to ARPS                  (1,978,776)     (1,978,776)                   (1,978,776)
   Distributions to AMPS                                  (2,622,847)                   (2,622,847)
---------------------------------------------------------------------------------------------------
Increase (Decrease) in net assets
resulting from operations              $   9,920,163   $ 144,941,208   $   895,039   $ 145,836,247
===================================================================================================
Average Net Assets     1,035,599,634      99,874,267     684,599,633                   684,599,663

John Hancock Patriot Premium Dividend Fund II
Pro-forma Statement of Assets and Liabilities 10-31-06
(Unaudited)

The following unaudited pro forma combined Statement of Assets, Liabilities and Capital has been derived from the Statement of Assets, Liabilities and Capital of John Hancock Patriot Dividend Fund II, John Hancock Patriot Premium Dividend Fund, John Hancock Patriot Global Fund, John Hancock Patriot Preferred Dividend Fund, and John Hancock Select Dividend Trust as of October 31, 2006 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on October 31, 2006. The pro forma Combined Statement of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if the Reorganization had occurred on October 31, 2006. The pro forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the funds' financial statements and related notes thereto which are included in the Proxy Statement and Prospectus.

                                                Patriot Premium   Patriot Premium    Patriot Select   Patriot Global
                                                Dividend Fund I   Dividend Fund II   Dividend Trust   Dividend Fund
                                                    (PDF)              (PDT)             (DIV)            (PGD)
                                                --------------------------------------------------------------------
Assets:
   Investments at value
   (Cost - $203,174,590, $261,221,869,
   $208,528,480, $168,729,018, and
   $150,672,574, respectively)                  $   223,246,005   $    291,580,205   $  223,912,194   $  180,835,631
   Cash                                                     512                549              833              552
   Receivable for investment sold                       578,411          1,682,651                           315,497
   Dividends and interest receivable                    975,196          1,128,257          849,947          646,120
   Other assets                                          29,294             38,225           29,963           24,035
                                                ---------------   ----------------   --------------   --------------
         Total Assets                               224,829,418        294,429,887      224,792,937      181,821,835
         ------------------------------------------------------   ----------------   --------------   --------------

Liabilities:
   Payable for investments purchased
   Dividend Payable
   Payable to Affiliates
      Management Fees                                   162,515            211,687          155,512          125,698
      Other                                              19,465             28,731           29,159           23,568
   Other payables and accrued expenses                  225,248            236,610          199,294          327,112
                                                ---------------   ----------------   --------------   --------------
         Total Liabilities                              407,228            477,028          383,965          476,378
         -----------------------------------------------------------------------------------------------------------

   Dutch Auction Rate Transferable Securities
   Series A                                          68,580,036         50,199,235                        60,210,448
   DARTS Series B                                                       50,155,208
   Auction Market Preferred Shares (AMPS)                                                70,053,092
   Auction Rate Preferred Shares (ARPS)

Net Assets:
   Common shares capital paid-in                    143,176,686        168,307,245      143,161,777       113,165,49
   Accumulated net realized gain/(loss) on
   investments                                       (7,503,177)        (5,599,691)      (4,247,937)      (4,395,767)
   Net unrealized appreciation of investments        20,071,415         30,358,336       15,383,715       12,106,614
   Accumulated net investment income                     97,170            532,526           58,325          258,693

                                                                                         Patriot Premium
                                                Patriot Preferred                         Dividend Fund
                                                  Dividend Fund                           II pro forma
                                                     (PPF)            ADJUSTMENTS           combined
                                                --------------------------------------------------------
Assets:
   Investments at value
   (Cost - $203,174,590, $261,221,869,
   $208,528,480, $168,729,018, and
   $150,672,574, respectively)                  $     156,000,132   $           --       $ 1,075,574,167
   Cash                                                       826               --                 3,272
   Receivable for investment sold                              --               --             2,576,559
   Dividends and interest receivable                      431,701               --             4,031,221
   Other assets                                            20,752               --               142,269
                                                -----------------   --------------       ---------------
         Total Assets                                 156,453,411               --         1,082,327,488
         --------------------------------------------------------   --------------       ---------------

Liabilities:
   Payable for investments purchased
   Dividend Payable
   Payable to Affiliates
      Management Fees                                     108,587                                763,999
      Other                                                20,351                                121,274
   Other payables and accrued expenses                    203,668                              1,191,932
                                                -----------------   --------------       ---------------
         Total Liabilities                                332,606                              2,077,205
         -----------------------------------------------------------------------------------------------

   Dutch Auction Rate Transferable Securities
   Series A                                                                                  178,989,719
   DARTS Series B                                                                             50,155,208
   Auction Market Preferred Shares (AMPS)                                                     70,053,092
   Auction Rate Preferred Shares (ARPS)                52,721,025                             52,721,025

Net Assets:
   Common shares capital paid-in                       99,436,059                            667,247,236
   Accumulated net realized gain/(loss) on
   investments                                           (457,776)        (906,061)(A)       (23,110,349)
   Net unrealized appreciation of investments           5,327,558                             83,247,638
   Accumulated net investment income                           --         (414,188)(B)           532,526

                                                Patriot Premium   Patriot Premium    Patriot Select   Patriot Global
                                                Dividend Fund I   Dividend Fund II   Dividend Trust   Dividend Fund
                                                    (PDF)              (PDT)             (DIV)            (PGD)
                                                --------------------------------------------------------------------
   Distributions in excess of net investment
   income
                                                             --                 --               --               --
                                                $   155,842,154   $    193,598,416   $  154,355,880   $  121,135,009
===============================================================   ================   ==============   ==============
Net Assets applicable to common shares
Patriot Premium Dividend Fund II                             --   $    193,598,416
Patriot Premium Dividend Fund I                 $   155,842,154
Patriot Global Dividend Fund                                                                          $  121,135,009
Patriot Preferred Dividend Fund
Patriot Select Dividend Trust                                                        $  154,355,880

===============================================================   ================   ==============   ==============
Shares outstanding
Patriot Premium Dividend Fund II                                  $     15,046,539
Patriot Premium Dividend Fund I                 $    15,292,571
Patriot Global Dividend Fund                                                                          $    8,344,700
Patriot Preferred Dividend Fund
Patriot Select Dividend Trust                                                        $  10,010,393

===============================================================   ================   ==============   ==============
Net Asset value per common share
Patriot Premium Dividend Fund II                                  $          12.87
Patriot Premium Dividend Fund I                 $         10.19
Patriot Global Dividend Fund                                                                          $        14.52
Patriot Preferred Dividend Fund
Patriot Select Dividend Trust                                                        $        15.42

                                                                                         Patriot Premium
                                                Patriot Preferred                         Dividend Fund
                                                  Dividend Fund                           II pro forma
                                                     (PPF)            ADJUSTMENTS           combined
                                                --------------------------------------------------------
   Distributions in excess of net investment
   income                                                (906,061)         906,061 (A)                --

                                                $     103,399,780                            727,917,051
=================================================================   ==============       ===============
Net Assets applicable to common shares
Patriot Premium Dividend Fund II                                    $  534,732,823 (C)   $   727,917,051
Patriot Premium Dividend Fund I                                     $ (155,842,154)(C)                --
Patriot Global Dividend Fund                                        $ (121,135,009)(C)                --
Patriot Preferred Dividend Fund                 $     103,399,780   $ (103,399,780)(C)
Patriot Select Dividend Trust                                       $ (154,355,880)(C)                --

=================================================================   ==============       ===============
Shares outstanding
Patriot Premium Dividend Fund II                                        40,904,864 (C)   $    56,606,168
Patriot Premium Dividend Fund I                                        (15,292,571)(C)
Patriot Global Dividend Fund                                            (8,344,700)(C)                --
Patriot Preferred Dividend Fund                 $       7,257,200       (7,257,200)(C)
Patriot Select Dividend Trust                                          (10,010,393)(C)

=================================================================   ==============       ===============
Net Asset value per common share
Patriot Premium Dividend Fund II                                                --       $         12.86
Patriot Premium Dividend Fund I                                                 --
Patriot Global Dividend Fund                                                    --
Patriot Preferred Dividend Fund                 $           14.25               --
Patriot Select Dividend Trust                                                   --

                        See notes to Pro-Forma Statements

John Hancock Patriot Premium Fund II
Schedule of Investments
October 31, 2006 (unaudited)

----------------------------------------------------------------------------------------------------------------
                                        Patriot Premium       Patriot Premium Dividend   Patriot Select Dividend
                                        Dividend Fund I       Fund II                    Fund
                                       --------------------------------------------------------------------------
                             % of Net
Issuer                        Assets    Shares      Value     Shares           Value      Shares         Value
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS

Electric Utilities              3.16%

FPL Group, Inc.                          20,000   1,020,000    20,000        1,020,000    20,000       1,020,000
Pinacle West Capital Corp.               37,000   1,768,970    40,000        1,912,400    30,000       1,434,300
Progress Energy, Inc.                    72,500   3,335,000    99,000        4,554,000    84,000       3,864,000
Progress Energy, Inc.
(Contingent Value
Obligation)                              69,000      21,390   176,250           54,638    20,000           6,200
Southern Co.
                                                  ---------                  ---------                 ---------
                                                  6,145,360                  7,541,038                 6,324,500
                                                  ---------                  ---------                 ---------

Gas Utilities                   2.66%

National Fuel Gas Co.                    59,850   2,238,390    86,000        3,216,400    56,150       2,100,010
People's Energy Corp.                    58,400   2,551,496    70,200        3,067,038    57,750       2,523,098
                                                  ---------                  ---------                 ---------
                                                  4,789,886                  6,283,438                 4,623,108
                                                  ---------                  ---------                 ---------

Integrated                      2.64%
Telecommunication
Services

AT&T, Inc.                               97,850   3,351,363   102,350        3,505,488    97,700       3,346,225
Verizon Communications
Inc.                                     33,100   1,224,700    40,000        1,480,000    33,150       1,226,550
                                                  ---------                  ---------                 ---------
                                                  4,576,063                  4,985,488                 4,572,775
                                                  ---------                  ---------                 ---------

Multi-Utilities &              41.49%
Unregulated Power

Alliant Energy Corp.                    144,380   5,536,973   182,900        7,014,215   148,000       5,675,800
Ameren Corp.                             45,900   2,483,190    80,000        4,328,000    85,400       4,620,140
CH Energy Group, Inc.                   151,050   7,857,621   198,800       10,341,576   151,250       7,868,025
Consolidated Edison, Inc.                32,000   1,547,200    78,000        3,771,300    45,000       2,175,750
Dominion Resources, Inc.                 64,300   5,207,657    79,700        6,454,903    51,000       4,130,490
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                             Patriot Global Dividend   Patriot Preferred     Patriot Premium
                             Fund                      Dividend Fund         Dividend Fund II pro
                                                                             forma combined
                             -----------------------------------------------------------------------
Issuer                       Shares          Value     Shares     Value       Shares       Value
----------------------------------------------------------------------------------------------------
COMMON STOCKS

Electric Utilities

FPL Group, Inc.                                                               60,000       3,060,000
Pinacle West Capital Corp.                                                   107,000       5,115,670
Progress Energy, Inc.         48,000       2,208,000                         303,500      13,961,000
Progress Energy, Inc.
(Contingent Value
Obligation)                   35,000          10,850   37,500       11,625   337,750         104,703
Southern Co.                  20,000         728,000                          20,000         728,000
                                           ---------            ----------                ----------
                                           2,946,850                11,625                22,969,373
                                           ---------            ----------                ----------

Gas Utilities

National Fuel Gas Co.                                                        202,000       7,554,800
People's Energy Corp.         56,450       2,466,301   28,000    1,223,320   270,800      11,831,252
                                           ---------            ----------                ----------
                                           2,466,301             1,223,320                19,386,052
                                           ---------            ----------                ----------

Integrated
Telecommunication
Services

AT&T, Inc.                    94,850       3,248,613   22,550      772,338   415,300      14,224,025
Verizon Communications
Inc.                          29,650       1,097,050                         135,900       5,028,300
                                           ---------            ----------                ----------
                                           4,345,663               772,338                19,252,325
                                           ---------            ----------                ----------

Multi-Utilities &
Unregulated Power

Alliant Energy Corp.         118,420       4,541,407   52,000    1,994,200   645,700      24,762,595
Ameren Corp.                  30,000       1,623,000                         241,300      13,054,330
CH Energy Group, Inc.        120,900       6,289,218                         622,000      32,356,440
Consolidated Edison, Inc.                                                    155,000       7,494,250
Dominion Resources, Inc.      47,500       3,847,025   27,500    2,227,225   270,000      21,867,300
----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                   Patriot Premium         Patriot Premium Dividend  Patriot Select Dividend
                                                   Dividend Fund I         Fund II                   Fund
                                                   --------------------------------------------------------------------------
                                        % of Net
Issuer                                   Assets      Shares      Value       Shares        Value      Shares       Value
-----------------------------------------------------------------------------------------------------------------------------
DTE Energy Co.                                       126,000    5,724,180     193,500     8,790,705   155,900      7,082,537
Duke Energy Corp.                                     84,650    2,678,326     165,200     5,226,928    53,410      1,689,892
Energy East Corp.                                    257,000    6,247,670     320,000     7,779,200   242,000      5,883,020
KeySpan Corp.                                        158,250    6,421,785     236,250     9,587,025   183,650      7,452,517
NiSource, Inc.                                        87,450    2,034,962     158,050     3,677,824   117,700      2,738,879
NSTAR                                                350,000   12,176,500     276,000     9,602,040   188,000      6,540,520
OGE Energy Corp.                                                              137,632     5,309,843    96,092      3,707,229
SCANA Corp.                                           21,700      867,132      28,400     1,134,864    21,700        867,132
TECO Energy, Inc.                                    173,000    2,852,770     196,750     3,244,408   176,750      2,914,608
Vectren Corp.                                                                  30,000       871,800    30,000        871,800
WPS Resources Corp.                                   30,400    1,617,584      55,400     2,947,834    51,000      2,713,710
Xcel Energy, Inc.                                    164,000    3,619,480     228,000     5,031,860   169,000      3,729,830
                                                              -----------              ------------            --------------
                                                              66,873,030                 95,114,325               70,661,879
                                                              -----------              ------------            --------------

Oil Gas Storage & Transportation            1.16%

Kinder Morgan, Inc.                                   20,000    2,102,000      20,000     2,102,000    20,000      2,102,000
                                                              -----------              ------------            --------------

TOTAL COMMON STOCKS
($311,001,723)                             51.11%             $84,486,338              $116,026,387            $  88,284,262
                                                              -----------              ------------            --------------

Agricultural Products                       2.53%

Ocean Spray Cranberries, Inc., 6.25%,
Ser A                                                 35,000    2,878,750      44,250     3,639,563    40,000      3,290,000
                                                              -----------              ------------            --------------

Consumer Finance                            3.49%

CIT Group, Inc., 6.35%, Ser A                         20,000      520,400      20,000       520,400    20,000        520,400
HSBC Finance Corp., 6.36%
Depository Shares, Ser B
SLM Corp., 6,97%, Ser A                               13,000      693,550      92,000     4,908,200    92,000      4,908,200
                                                              -----------              ------------            --------------
                                                                1,213,950                 5,428,600                5,428,600
                                                              -----------              ------------            --------------

Diversified Banks                           4.53%

Bank of America Corp., 6.75%,
Depository Shares, Ser VI                            170,000    4,401,300     260,000     6,731,400   220,000      5,695,800
HSBC Holdings Plc, 6.20%,Ser A                        25,000      628,500                         0
Royal Bank of Scotland                                65,200    1,566,756     140,000     3,364,200
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                        Patriot Global Dividend   Patriot Preferred        Patriot Premium
                                        Fund                      Dividend Fund            Dividend Fund II pro
                                                                                           forma combined
                                        ----------------------------------------------------------------------------
Issuer                                   Shares       Value        Shares       Value        Shares        Value
--------------------------------------------------------------------------------------------------------------------
DTE Energy Co.                           116,900      5,310,767     30,000     1,362,900     622,300     28,271,089
Duke Energy Corp.                        134,250      4,247,670                              437,510     13,842,816
Energy East Corp.                        194,000      4,716,140                            1,013,000     24,626,030
KeySpan Corp.                            131,600      5,340,328     91,550     3,715,099     801,300     32,516,754
NiSource, Inc.                            82,400      1,917,448     46,400     1,079,728     492,000     11,448,840
NSTAR                                    158,000      5,496,820    100,000     3,479,000   1,072,000     37,294,880
OGE Energy Corp.                                                                             233,724      9,017,072
SCANA Corp.                               17,700        707,292     15,500       619,380     105,000      4,195,800
TECO Energy, Inc.                        140,000      2,308,600     62,000     1,022,380     748,500     12,342,765
Vectren Corp.                                                                                 60,000      1,743,600
WPS Resources Corp.                       60,400      3,213,884                              197,200     10,493,012
Xcel Energy, Inc.                        136,000      3,001,520     59,000     1,302,130     756,000     16,684,920
                                                   ------------              -----------               -------------
                                                     52,561,119               16,802,042                302,012,493
                                                   ------------              -----------               -------------

Oil Gas Storage & Transportation

Kinder Morgan, Inc.                       20,000      2,102,000                               80,000      8,408,000
                                                   ------------                                        -------------

TOTAL COMMON STOCKS
($311,001,723)                                     $ 64,421,932              $18,809,325               $372,028,243
                                                   ------------              -----------               -------------

Agricultural Products

Ocean Spray Cranberries, Inc.,
6.25%, Ser A                              45,000      3,701,250     60,000     4,935,000     224,250     18,844,563
                                                   ------------              -----------               -------------

Consumer Finance

CIT Group, Inc., 6.35%, Ser A             20,000        520,400     60,000     1,561,200     140,000      3,642,800
HSBC Finance Corp., 6.36%
Depository Shares, Ser B                                            35,600       923,464      35,600        923,464
SLM Corp., 6,97%, Ser A                   92,000      4,908,200    101,000     5,388,350     390,000     20,806,500
                                                   ------------              -----------               -------------
                                                      5,428,600                7,873,014                 25,372,764
                                                   ------------              -----------               -------------

Diversified Banks

Bank of America Corp., 6.75%,
Depository Shares, Ser VI                170,000      4,401,300    140,000     3,624,600     960,000     24,854,400
HSBC Holdings Plc, 6.20%,Ser A                                                                25,000        628,500
Royal Bank of Scotland                    28,200        677,646     80,000     1,922,400     313,400      7,531,002
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                         Patriot Premium       Patriot Premium Dividend   Patriot Select Dividend
                                         Dividend Fund I       Fund II                    Fund
                              % of Net
                                         ------------------------------------------------------------------------
Issuer                         Assets     Shares     Value      Shares      Value          Shares       Value
-----------------------------------------------------------------------------------------------------------------
Group Plc, 5.75%, Ser L
(United Kingdom)
                                                   ---------             ----------                     ---------
                                                   6,596,556             10,095,600                     5,695,800
                                                   ---------             ----------                     ---------
Diversified Chemicals             0.40%

DuPont (E.I.) de Nemours &
Co., $4.50, Ser B

Electric Utilities               30.29%

Alabama Power Co., 5.20%                 240,000   5,829,600   262,475    6,375,518       240,000       5,829,600
Boston Edison Co., 4.25%                  58,152   4,623,084                               64,157       5,100,482
Boston Edison Co., 4.78%                  25,558   2,281,052    67,342    6,010,274
Carolina Power & Light Co.,
$4.20                                                           41,151    3,325,515
Carolina Power & Light Co.,
$5.44                                                           11,382    1,098,363
Central Illinois Light Co.,
4.64%
Central Maine Power Co.,
4.75%
Connecticut Light & Power
Co., 3.90%,Ser 1949
Delmarva Power & Light
Co., 3.70%                                                      13,109      900,835
Duquesne Light Co., 6.50%                105,900   5,310,885   107,000    5,366,050       107,000       5,366,050
Entergy Arkansas, Inc.,                   50,000
6.45%                                              1,273,440    50,000    1,273,440       100,000       2,546,880
Entergy Mississippi, Inc.,               150,000
6.25%                                              3,731,250   153,000    3,805,875       104,000       2,587,000
FPC Capital I, 7.10%, Ser A              150,400   3,823,168
Georgia Power Co., 6.00%,                213,800
Ser R                                              5,327,896    54,900    1,368,108
Great Plains Energy, Inc.,                12,510
4.50%                                              1,029,573
Great Plains Energy, Inc.,                99,900
8.00% Conv                                         2,497,500
HECO Capital Trust III,                  107,900
6.50%                                              2,699,658    37,500      938,250
Interstate Power & Light                  25,000
Co., 7.10%, Ser C                                    675,000    76,500    2,065,500        25,000         675,000
Interstate Power & Light                  25,000
Co., 8.375%, Ser B                                   806,250    25,000      806,250        46,000       1,483,500
Massachusetts Electric Co.,
4.76%
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                              Patriot Premium
                              Patriot Global Dividend   Patriot Preferred     Dividend Fund II pro
                              Fund                      Dividend Fund         forma combined
                              ----------------------------------------------------------------------
Issuer                        Shares     Value          Shares     Value       Shares      Value
----------------------------------------------------------------------------------------------------
Group Plc, 5.75%, Ser L
(United Kingdom)
                                        ---------                 ---------               ----------
                                        5,078,946                 5,547,000               33,013,902
                                        ---------                 ---------               ----------
Diversified Chemicals

DuPont (E.I.) de Nemours &
Co., $4.50, Ser B                                        33,900   2,881,500      33,900    2,881,500
                                                                  ---------               ----------

Electric Utilities

Alabama Power Co., 5.20%      222,000   5,392,380       251,400   6,106,506   1,215,875   29,533,604
Boston Edison Co., 4.25%                                                        122,309    9,723,566
Boston Edison Co., 4.78%                                 19,380   1,729,665     112,280   10,020,990
Carolina Power & Light Co.,
$4.20                                                                            41,151    3,325,515
Carolina Power & Light Co.,
$5.44                                                                            11,382    1,098,363
Central Illinois Light Co.,
4.64%                           7,460     560,899                                 7,460      560,899
Central Maine Power Co.,
4.75%                          11,015     944,536                                11,015      944,536
Connecticut Light & Power
Co., 3.90%,Ser 1949            27,255     940,298                                27,255      940,298
Delmarva Power & Light
Co., 3.70%                                                                       13,109      900,835
Duquesne Light Co., 6.50%     100,000   5,015,000       100,000   5,015,000     519,900   26,072,985
Entergy Arkansas, Inc.,
6.45%                          50,000   1,273,440       100,000   2,546,880     350,000    8,914,080
Entergy Mississippi, Inc.,
6.25%                         120,000   2,985,000       140,000   3,482,500     667,000   16,591,625
FPC Capital I, 7.10%, Ser A                                                     150,400    3,823,168
Georgia Power Co., 6.00%,
Ser R                                                                           268,700    6,696,004
Great Plains Energy, Inc.,
4.50%                                                                            12,510    1,029,573
Great Plains Energy, Inc.,
8.00% Conv                                                                       99,900    2,497,500
HECO Capital Trust III,
6.50%                                                                           145,400    3,637,908
Interstate Power & Light
Co., 7.10%, Ser C              25,000     675,000        32,000     864,000     183,500    4,954,500
Interstate Power & Light
Co., 8.375%, Ser B             36,800   1,186,800                               132,800    4,282,800
Massachusetts Electric Co.,
4.76%                           6,166     562,841                                 6,166      562,841
----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                   Patriot Premium         Patriot Premium Dividend   Patriot Select Dividend
                                                   Dividend Fund I         Fund II                    Fund
                                        % of Net   ---------------------------------------------------------------------------
Issuer                                   Assets      Shares       Value       Shares        Value      Shares         Value
------------------------------------------------------------------------------------------------------------------------------
Monongahela Power Co., $6.28 Ser D                                            24,931      2,406,622
PPL Electric Utilities Corp., 4.40%                                           29,790      2,465,123
PPL Electric Utilities Corp., 4.60%                    3,917      349,347
PPL Electric Utilities Corp.,
6.25%, Depository Shares                             200,000    5,118,760    200,000      5,118,760   200,000       5,118,760
PPL Energy Supply LLC, 7.00%                          70,000    1,794,800     50,000      1,282,000    50,000       1,282,000
Public Service Electric & Gas Co.,
4.30%, Ser C                                           8,280      670,680
Southern California Edison Co.,
6.00%, Ser C                                          18,000    1,823,063     18,000      1,823,063    18,000       1,823,063
Southern California Edison Co.,
6.125%                                                35,000    3,553,596     35,000      3,553,596    35,000       3,553,596
Union Electric Co., $3.70
Virginia Electric & Power Co., $6.98                                          35,000      3,659,688    10,500       1,097,906
Virginia Electric & Power Co., $7.05                  10,200    1,067,175     10,000      1,046,250    10,000       1,046,250
Wisconsin Public Service Corp.,
6.76%                                                                         35,883      3,709,405     7,500         775,313
Xcel Energy, Inc., $4.08, Ser B                                                8,610        716,783
Xcel Energy, Inc., $4.11, Ser D                       24,921    1,887,766      8,770        664,328
Xcel Energy, Inc., $4.16, Ser E                                                9,410        785,735
                                                               ----------                ----------                ----------
                                                               56,173,543                60,565,328                38,285,399
                                                               ----------                ----------                ----------

Gas Utilities                               3.84%

Southern Union Co., 7.55%, Ser A                     201,100    5,252,732    239,700      6,260,964   226,300       5,910,956
Southwest Gas Capital II, 7.70%
                                                               ----------                ----------                ----------
                                                                5,252,732                 6,260,964                 5,910,956
                                                               ----------                ----------                ----------

Integrated Telecommunication
Services                                    0.55%

Telephone & Data Systems, Inc.,
6.625%                                               101,900    2,527,120                              19,300         478,640
                                                               ----------                                          ----------
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                       Patriot Premium
                                       Patriot Global Dividend   Patriot Preferred     Dividend Fund II pro
                                       Fund                      Dividend Fund         forma combined
                                       ------------------------------------------------------------------------
Issuer                                  Shares       Value        Shares      Value      Shares       Value
---------------------------------------------------------------------------------------------------------------
Monongahela Power Co., $6.28 Ser D                                                        24,931     2,406,622
PPL Electric Utilities Corp., 4.40%                                                       29,790     2,465,123
PPL Electric Utilities Corp., 4.60%                                                        3,917       349,347
PPL Electric Utilities Corp.,
6.25%, Depository Shares                200,000      5,118,760   200,000    5,118,760  1,000,000    25,593,800
PPL Energy Supply LLC, 7.00%             50,000      1,282,000    50,000    1,282,000    270,000     6,922,800
Public Service Electric & Gas Co.,
4.30%, Ser C                                                                               8,280       670,680
Southern California Edison Co.,
6.00%, Ser C                             12,000      1,215,376    14,000    1,417,938     80,000     8,102,504
Southern California Edison Co.,
6.125%                                   40,000      4,061,252    50,000    5,076,565    195,000    19,798,604
Union Electric Co., $3.70                                         12,262      961,034     12,262       961,034
Virginia Electric & Power Co., $6.98                                                      45,500     4,757,594
Virginia Electric & Power Co., $7.05                                                      30,200     3,159,675
Wisconsin Public Service Corp.,
6.76%                                                              6,095      630,071     49,478     5,114,788
Xcel Energy, Inc., $4.08, Ser B                                                            8,610       716,783
Xcel Energy, Inc., $4.11, Ser D                                                           33,691     2,552,093
Xcel Energy, Inc., $4.16, Ser E                                                            9,410       785,735
                                                    ----------             ----------              -----------
                                                    31,213,581             34,230,919              220,468,769
                                                    ----------             ----------              -----------

Gas Utilities

Southern Union Co., 7.55%, Ser A        128,700      3,361,644   201,400    5,260,568    997,200    26,046,864
Southwest Gas Capital II, 7.70%                                   72,300    1,881,246     72,300     1,881,246
                                                    ----------             ----------              -----------
                                                     3,361,644              7,141,814               27,928,110
                                                    ----------             ----------              -----------

Integrated Telecommunication
Services

Telephone & Data Systems, Inc.,
6.625%                                                            40,000      992,000    161,200     3,997,760
                                                                           ----------              -----------
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                         Patriot Premium       Patriot Premium Dividend   Patriot Select Dividend
                                         Dividend Fund I       Fund II                    Fund
                              % of Net   ------------------------------------------------------------------------
Issuer                         Assets     Shares     Value      Shares      Value          Shares       Value
-----------------------------------------------------------------------------------------------------------------
Investment Banking &             12.64%
Brokerage

Bear Stearns Cos., Inc.
(The), 5.49%, Depository
Shares, Ser G                             25,200   1,183,140    50,650   2,378,018         140,200      6,582,390
Bear Stearns Cos., Inc.
(The), 5.72%, Depository
Shares, Ser F                            102,460   5,097,385    95,300   4,741,175
Bear Stearns Cos., Inc.
(The), 6.15%, Depository
Shares, Ser E                                                   84,000   4,222,680          23,000      1,156,210
Goldman Sachs Group, Inc.,
6.20%, Ser B                              20,000     513,000    20,000     513,000          20,000        513,000
Lehman Brothers Holdings,
Inc., 5.67%, Depository
Shares, Ser D                            102,700   5,427,695   124,800   6,595,680         125,600      6,637,960
Lehman Brothers Holdings,
Inc., 5.94%, Depository
Shares, Ser C                             90,400   4,610,400    53,000   2,703,000          13,000        663,000
Merrill Lynch & Co., Inc.,
6.375%, Depository Shares,
Ser 3                                     30,000     780,600    26,900     699,938          25,000        650,500
                                                  ----------            ----------                     ----------
                                                  17,612,220            21,853,491                     16,203,060
                                                  ----------            ----------                     ----------

Multi-Line Insurance              3.64%

MetLife, Inc., 6.50%, Ser B              115,000   2,990,000   215,000   5,590,000         215,000      5,590,000
                                                  ----------            ----------                     ----------

Multi-Utilities &                12.84%
Unregulated Power

Baltimore Gas & Electric
Co., 6.70%, Ser 1993                                            20,250   2,107,899
Baltimore Gas & Electric
Co., 6.99%, Ser 1995                      34,000   3,553,000    30,000   3,135,000          40,000      4,180,000
BGE Capital Trust II, 6.20%              205,000   5,028,650   205,300   5,036,009         200,000      4,906,000
PNM Resources Inc., 6.75%
Conv                                      98,049   4,869,113    67,896   3,371,715          66,055      3,280,291
PSEG Funding Trust II,
8.75%                                     71,400   1,874,964                                36,300        953,238
Public Service Electric &
Gas Co., 4.08%, Ser A                                            5,000     392,500
Public Service Electric &
Gas Co., 4.18%, Ser B                                           13,677   1,100,999
Public Service Electric &                 26,800   2,839,125    47,998   5,084,788          30,627      3,244,548
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                              Patriot Premium
                              Patriot Global Dividend   Patriot Preferred     Dividend Fund II pro
                              Fund                      Dividend Fund         forma combined
                              ----------------------------------------------------------------------
Issuer                        Shares      Value         Shares     Value       Shares      Value
----------------------------------------------------------------------------------------------------
Investment Banking &
Brokerage

Bear Stearns Cos., Inc.
(The), 5.49%, Depository
Shares, Ser G                  56,000   2,629,200                               272,050   12,772,748
Bear Stearns Cos., Inc.
(The), 5.72%, Depository
Shares, Ser F                  91,000   4,527,250       40,000    1,990,000     328,760   16,355,810
Bear Stearns Cos., Inc.
(The), 6.15%, Depository
Shares, Ser E                                          100,600    5,057,162     207,600   10,436,052
Goldman Sachs Group, Inc.,
6.20%, Ser B                   20,000     513,000       47,800    1,226,070     127,800    3,278,070
Lehman Brothers Holdings,
Inc., 5.67%, Depository
Shares, Ser D                 145,000   7,663,250       48,000    2,536,800     546,100   28,861,385
Lehman Brothers Holdings,
Inc., 5.94%, Depository
Shares, Ser C                  28,100   1,433,100      102,500    5,227,500     287,000   14,637,000
Merrill Lynch & Co., Inc.,
6.375%, Depository Shares,
Ser 3                          30,000     780,600      105,150    2,736,003     217,050    5,647,641
                                       ----------                ----------               ----------
                                       17,546,400                18,773,535               91,988,706
                                       ----------                ----------               ----------

Multi-Line Insurance

MetLife, Inc., 6.50%, Ser B   215,000   5,590,000      260,000    6,760,000   1,020,000   26,520,000
                                        ---------                 ---------               ----------

Multi-Utilities &
Unregulated Power

Baltimore Gas & Electric
Co., 6.70%, Ser 1993                                                             20,250    2,107,899
Baltimore Gas & Electric
Co., 6.99%, Ser 1995           10,000   1,045,000       20,000    2,090,000     134,000   14,003,000
BGE Capital Trust II, 6.20%                                                     610,300   14,970,659
PNM Resources Inc., 6.75%
Conv                           38,110   1,892,543                               270,110   13,413,663
PSEG Funding Trust II,
8.75%                                                   30,000      787,800     137,700    3,616,002
Public Service Electric &
Gas Co., 4.08%, Ser A                                                             5,000      392,500
Public Service Electric &
Gas Co., 4.18%, Ser B          40,000   3,220,000                                53,677    4,320,999
Public Service Electric &       7,000     741,563       19,000    2,012,813     131,425   13,922,836
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                       Patriot Premium        Patriot Premium        Patriot Select
                                       Dividend Fund I        Dividend Fund II       Dividend Fund
                            % of Net   ------------------------------------------------------------------
Issuer                       Assets    Shares      Value      Shares       Value     Shares      Value
---------------------------------------------------------------------------------------------------------
Gas Co., 6.92%
SEMPRA Energy, $4.36                                           19,250    1,559,250    19,250    1,559,250
SEMPRA Energy, $4.75, Ser
53                                                              6,305      543,806     6,305      543,806
South Carolina Electric &
Gas Co., 6.52%                          55,000    5,546,409    55,000    5,546,409    55,000    5,546,409
TECO Capital Trust I,
8.50%                                   12,501      323,776
                                                 ----------             ----------             ----------
                                                 24,035,037             27,878,376             24,213,542
                                                 ----------             ----------             ----------

Oil & Gas Exploration &
Production                     10.68%

Anadarko Petroleum Corp.,
5.46%, Depository Shares,
Ser B                                                          20,000    1,900,626    20,000    1,900,626
Apache Corp., 5.68%,
Depository Shares, Ser B                26,700    2,639,129    51,500    5,090,456    48,174    4,761,701
Devon Energy Corp.,
6.49%, Ser A                            50,000    5,081,250    50,645    5,146,798    53,500    5,436,938
Nexen, Inc., 7.35%
(Canada)                               205,500    5,229,975   112,300    2,858,035    95,000    2,417,750
                                                 ----------             ----------             ----------
                                                 12,950,354             14,995,915             14,517,015
                                                 ----------             ----------             ----------

Other Diversified
Financial Services              3.73%

Citigroup, Inc., 6.213%,
Depository Shares, Ser G                                       96,000    5,020,800    44,000    2,301,200
Citigroup, Inc., 6.231%,
Depository Shares, Ser H                                       56,400    2,877,528    86,100    4,392,822
Citigroup, Inc., 6.365%,
Depository Shares, Ser F                                       18,900      966,735
                                                                        ----------             ----------
                                                                         8,865,063              6,694,022
                                                                        ----------             ----------

Regional Banks                  5.46%

Abbey National Plc,
7.375%, Depository
Shares, Ser B (United
Kingdom)                                29,700      770,418    29,700      770,418    29,700      770,418
HSBC USA, Inc., $2.8575                 50,700    2,485,887    95,900    4,702,102   108,000    5,295,380
Sovereign Bancorp, Inc.,
7.30%, Depository Shares,
Ser C                                   90,000    2,438,100    90,000    2,438,100    90,000    2,438,100
                                                 ----------             ----------             ----------
                                                  5,694,405              7,910,620              8,503,898
                                                 ----------             ----------             ----------

Trucking                        1.37%
---------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                          Patriot Premium
                            Patriot Global         Patriot Preferred      Dividend Fund II pro
                            Dividend Fund          Dividend Fund          forma combined
                            ------------------------------------------------------------------
Issuer                       Shares     Value       Shares     Value      Shares       Value
----------------------------------------------------------------------------------------------
Gas Co., 6.92%
SEMPRA Energy, $4.36                                                       38,500    3,118,500
SEMPRA Energy, $4.75, Ser
53                                                                         12,610    1,087,613
South Carolina Electric &
Gas Co., 6.52%               55,000    5,546,409                          220,000   22,185,636
TECO Capital Trust I,
8.50%                                                                      12,501      323,776
                                      ----------             ----------             ----------
                                      12,445,514              4,890,613             93,463,083
                                      ----------             ----------             ----------

Oil & Gas Exploration &
Production

Anadarko Petroleum Corp.,
5.46%, Depository Shares,
Ser B                        20,000    1,900,626    34,567    3,284,947    94,567    8,986,825
Apache Corp., 5.68%,
Depository Shares, Ser B     48,075    4,751,916    62,200    6,148,084   236,649   23,391,286
Devon Energy Corp.,
6.49%, Ser A                 50,000    5,081,250    63,500    6,453,188   267,645   27,199,423
Nexen, Inc., 7.35%
(Canada)                    100,000    2,545,500   200,400    5,100,180   713,200   18,150,940
                                      ----------             ----------             ----------
                                      14,279,292             20,986,399             77,728,474
                                      ----------             ----------             ----------

Other Diversified
Financial Services

Citigroup, Inc., 6.213%,
Depository Shares, Ser G                            52,000    2,719,600   192,000   10,041,600
Citigroup, Inc., 6.231%,
Depository Shares, Ser H     85,200    4,346,904    88,700    4,525,474   316,400   16,142,728
Citigroup, Inc., 6.365%,
Depository Shares, Ser F                                                   18,900      966,735
                                      ----------             ----------             ----------
                                       4,346,904              7,245,074             27,151,063
                                      ----------             ----------             ----------

Regional Banks

Abbey National Plc,
7.375%, Depository
Shares, Ser B (United
Kingdom)                     29,700      770,418    29,700      770,418   148,500    3,852,090
HSBC USA, Inc., $2.8575     108,650    5,327,251   131,700    6,457,422   494,950   24,268,042
Sovereign Bancorp, Inc.,
7.30%, Depository Shares,
Ser C                        90,000    2,438,100    70,000    1,896,300   430,000   11,648,700
                                      ----------             ----------             ----------
                                       8,535,769              9,124,140             39,768,832
                                      ----------             ----------             ----------

Trucking
----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                  Patriot Premium         Patriot Premium Dividend   Patriot Select Dividend
                                  Dividend Fund I         Fund II                    Fund
                                  --------------------------------------------------------------------------
                       % of Net
Issuer                 Assets     Shares     Value         Shares          Value     Shares        Value
------------------------------------------------------------------------------------------------------------
AMERCO, 8.50%, Ser A                                       55,000        1,411,300
                                                                    --------------

TOTAL PREFERRED         95.99%
STOCKS                                     $137,924,667             $  174,494,818            $  134,810,933
                                           ============             ==============            ==============
($676,513,809)

--------------------------------------------------------------------------------------------------
                       Patriot Global Dividend   Patriot Preferred         Patriot Premium
                       Fund                      Dividend Fund             Dividend Fund II pro
                                                                           forma combined
                       ---------------------------------------------------------------------------
Issuer                 Shares         Value      Shares         Value      Shares        Value
--------------------------------------------------------------------------------------------------
AMERCO, 8.50%, Ser A   155,000       3,977,300   180,000       4,618,800   390,000      10,007,400
                                 -------------             -------------             -------------

TOTAL PREFERRED
STOCKS                           $ 115,504,699             $ 135,999,808             $ 698,734,925
                                 =============             =============             =============
($676,513,809)

                                       Patriot Premium           Patriot Premium Dividend    Patriot Select Dividend
                                       Dividend Fund I           Fund II                     Fund
                                       ------------------------------------------------------------------------------
                            % of Net
Issuer, maturity date         Assets        Par
                                          Value                  Par Value                   Par Value
                                         (000's                     (000's                      (000's
                                       omitted)          Value   omitted)            Value     omitted)         Value
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS

Commercial Paper                0.66%
Chevron Texaco Corp., 11-
01-06                                       835        835,000       1,059       1,059,000         817        817,000
                                                  ------------               -------------               ------------

TOTAL SHORT-TERM                0.66%
INVESTMENTS                                       $    835,000               $  1,059,000                $    817,000
                                                  ============               =============               ============
(Cost $4,811,000)

TOTAL INVESTMENTS             147.76%             $223,246,005               $ 291,580,205               $223,912,194
                                                  ------------               -------------               ------------
OTHER ASSETS AND
LIABILITIES, NET                0.58%             $  1,176,185               $   2,372,654               $    443,686
                                                  ------------               -------------               ------------
FUND PREFERRED
SHARES, AT VALUE              -48.34%             $(68,580,036)              $(100,354,443)              $(70,000,000)
                                                  ------------               -------------               ------------
TOTAL NET ASSETS              100.00%             $155,842,154               $ 193,598,416               $154,355,880
                                                  ============               =============               ============

                            Patriot Global Dividend   Patriot Preferred        Patriot Premium
                            Fund                      Dividend Fund            Dividend Fund II
                                                                               (Combined)
                            ----------------------------------------------------------------------------
Issuer, maturity date            Par                      Par                      Par
                               Value                    Value                    Value
                              (000's                   (000's                   (000's
                            omitted)          Value   omitted)         Value   omitted)           Value
--------------------------------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS

Commercial Paper
Chevron Texaco Corp., 11-
01-06                            909        909,000     1,191      1,191,000     4,811        4,811,000
                                       ------------             ------------             --------------

TOTAL SHORT-TERM
INVESTMENTS                            $    909,000             $  1,191,000             $    4,811,000
                                       ============             ============             ==============
(Cost $4,811,000)

TOTAL INVESTMENTS                      $180,835,631             $156,000,132             $1,075,574,168
                                       ------------             ------------             --------------
OTHER ASSETS AND
LIABILITIES, NET                       $    509,826             $    120,673             $    4,208,835
                                       ------------             ------------             --------------
FUND PREFERRED
SHARES, AT VALUE                       $(60,210,448)            $(52,721,025)            $ (351,865,952)
                                       ------------             ------------             --------------
TOTAL NET ASSETS                       $121,135,009             $103,399,780             $  727,917,051
                                       ============             ============             ==============

11